 Filed pursuant to Rule 497
 1933 Act File No. 333-218611
PROSPECTUS SUPPLEMENT dated November 22, 2019
(to Prospectus dated April 26, 2019, as supplemented from time to time)
EAGLE POINT CREDIT COMPANY INC.
$125,000,000 of Common Stock
Up to 1,000,000 Shares of 7.75% Series B Term Preferred Stock due 2026
Liquidation Preference $25 per share

We are an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We may also invest in other securities and instruments that are related to these investments or that our investment adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. Loan accumulation facilities are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Loan accumulation facilities typically incur leverage between four and six times prior to a CLO’s pricing. The CLO securities in which we primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and junior debt securities in which we invest are highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), which magnifies our risk of loss on such investments.
Eagle Point Credit Management LLC, our investment adviser, manages our investments subject to the supervision of our board of directors. As of September 30, 2019, Eagle Point Credit Management LLC had approximately $2.8 billion of total assets under management for investment in CLO securities and related investments, including capital commitments that were undrawn as of such date. Eagle Point Administration LLC, an affiliate of our investment adviser, serves as our administrator.
We are offering up to $125,000,000 aggregate offering price of our common stock and up to 1,000,000 shares of our 7.75% Series B Term Preferred Stock due 2026, or the “Series B Term Preferred Stock,” with an aggregate liquidation preference of  $25,000,000 pursuant to this prospectus supplement and the accompanying prospectus. We have entered into an at market issuance sales agreement, dated November 22, 2019, or the “Sales Agreement,” with B. Riley FBR, Inc. and National Securities Corporation, which we refer to as the placement agents or each a placement agent, relating to the sale of shares of common stock and Series B Term Preferred Stock offered by this prospectus supplement and the accompanying prospectus.
The Sales Agreement provides that we may offer and sell shares of our common stock and Series B Term Preferred Stock from time to time through the placement agents. Sales of our common stock and Series B Term Preferred Stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, as amended. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.
We are required to redeem all outstanding shares of the Series B Term Preferred Stock on October 30, 2026, at a redemption price of  $25 per share, or the “Liquidation Preference,” plus accumulated but unpaid dividends, if any, to, but excluding, the Redemption Date (as defined below). At any time after October 29, 2021, we may, at our sole option, redeem the outstanding shares of the Series B Term Preferred Stock at a redemption price per share equal to the Liquidation Preference plus accumulated but unpaid dividends, if any, to, but excluding, the Redemption Date. In addition, if we fail to maintain asset coverage (as defined in Section 18(h) of the 1940 Act) of at least 200%, we will be required to redeem the number of shares of our preferred stock (which at our discretion may include any number or portion of the Series B Term Preferred Stock) that, when combined with any debt securities redeemed for failure to maintain the asset coverage required by the indenture governing such securities, (1) results in us having asset coverage of at least 200%, or (2) if fewer, the maximum number of shares of preferred stock that can be redeemed out of funds legally available for such redemption. We intend to pay monthly dividends on the Series B Term Preferred Stock at an annual rate of 7.75% of the Liquidation Preference, or $1.9375 per share per year. The Series B Term Preferred Stock ranks senior in right of payment to our common stock, ranks equally in right of payment with any shares of preferred stock (including our 7.75% Series A Term Preferred Stock due 2022) we have issued or may issue in the future and is subordinated in right of payment to our existing and future senior indebtedness (including our 6.75% notes due 2027 and 6.6875% notes due 2028). Each holder of the Series B Term Preferred Stock is entitled to one vote on each matter submitted to a vote of our stockholders, and the holders of all of our outstanding preferred stock and common stock generally vote together as a single class. The holders of shares of the Series B Term Preferred Stock (together with the holders of our 7.75% Series A Term Preferred Stock due 2022 and any additional series of preferred stock we may issue in the future) are entitled as a class to elect two of our directors and, if dividends on any outstanding shares of our preferred stock are in arrears by two years or more, to elect a majority of our directors.
Each placement agent will receive a commission from us equal to up to 2.0% of the gross sales price of any shares of our common stock or Series B Term Preferred Stock sold through it under the Sales Agreement. The placement agents are not required to sell any specific number or dollar amount of common stock or Series B Term Preferred Stock, but will use its commercially reasonable efforts consistent with its sales and trading practices to sell the shares of our common stock and Series B Term Preferred Stock offered by this prospectus supplement and the accompanying prospectus. For all fees and expenses paid to the placement agents, see “Plan of Distribution” beginning on page S-40 of this prospectus supplement. The sales price per share of our common stock offered by this prospectus supplement and the accompanying prospectus, less commissions payable under the Sales Agreement and discounts, if any, will not be less than the net asset value per share of our common stock at the time of such sale.
Our common stock, 7.75% Series A Term Preferred Stock due 2022, Series B Term Preferred Stock, 6.75% notes due 2027 and 6.6875% notes due 2028 currently trade on the New York Stock Exchange under the symbols “ECC,” “ECCA,” “ECCB,” “ECCY” and “ECCX,” respectively. The last reported closing sales price for our common stock on November 20, 2019 was $14.15 per share. We determine the net asset value, or “NAV,” per share of our common stock on a quarterly basis. The NAV of our common stock on September 30, 2019 (the last date prior to the date of this prospectus supplement as of which we determined our NAV) was $11.45, and management’s unaudited estimate of the NAV per share of our common stock as of October 31, 2019 was between $10.06 and $10.16.
Shares of common stock of closed-end management investment companies that are listed on an exchange frequently trade at a discount to their NAV. If our shares of common stock trade at a discount to our NAV, it will likely increase the risk of loss for purchasers of our securities.
Investing in our securities involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any shares of our common stock or Series B Term Preferred Stock, you should read the discussion of the principal risks of investing in our securities, which are summarized in “Risk Factors” beginning on page S-21 of this prospectus supplement and page 18 of the accompanying prospectus.
This prospectus supplement contains important information you should know before investing in our securities. Please read this prospectus supplement and the accompanying prospectus before you invest and retain them for future reference. We file annual and semi-annual stockholder reports, proxy statements and other information with the U.S. Securities and Exchange Commission, or the “SEC.” To obtain this information free of charge or make other inquiries pertaining to us, please visit our website (www.eaglepointcreditcompany.com) or call (844) 810-6501 (toll-free). Information on our website is not incorporated by reference into or a part of this prospectus supplement or the accompanying prospectus. You may also obtain a copy of any information regarding us filed with the SEC from the SEC’s website (www.sec.gov).
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
B. Riley FBR	National Securities Corporation
The date of this prospectus supplement is November  22, 2019

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY
Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports for Eagle Point Credit Company Inc. (the “Company”) such as this report will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Company’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. For shareholder reports and other communications from the Company issued prior to February 2021, you may elect to receive such reports and other communications electronically. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to receive materials electronically. You may also visit www.fundreports.com or call 1-866-345-5954. If you own shares of the Company directly, you may contact us at 1-844-810-6501.
You may elect to receive all future reports in paper, free of charge. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports after February 2021. You may also visit www.fundreports.com or call 1-866-345-5954. If you make such an election through your financial intermediary, your election to receive reports in paper may apply to all funds held through your financial intermediary. If you own shares of the Company directly, you may contact us at 1-844-810-6501.
ABOUT THIS PROSPECTUS SUPPLEMENT
You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the placement agents have not, authorized any other person to provide you with different information. We are not, and the placement agents are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus supplement is accurate only as of the date on the front cover of this prospectus supplement, and the information appearing in the accompanying prospectus is accurate only as of the date on its front cover. Our business, financial condition, results of operations, cash flows and prospects may have changed since these dates. We will update these documents to reflect material changes only as required by law. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where such offers are permitted.
This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement controls. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading, “Additional Information” in this prospectus supplement before investing in our common stock or Series B Term Preferred Stock.
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PROSPECTUS SUPPLEMENT SUMMARY
The following summary highlights some of the information contained in this prospectus supplement. It is not complete and may not contain all the information that is important to a decision to invest in our securities. You should read carefully the more detailed information set forth under “Risk Factors” in this prospectus supplement and the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus.
Except where the context suggests otherwise, the terms:
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“Eagle Point Credit Company,” the “Company,” “we,” “us” and “our” refer to Eagle Point Credit Company Inc., a Delaware corporation, and its consolidated subsidiaries or, for periods prior to our conversion to a corporation, Eagle Point Credit Company LLC, a Delaware limited liability company;

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“Eagle Point Credit Management” and “Adviser” refer to Eagle Point Credit Management LLC, a Delaware limited liability company;

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“Eagle Point Administration” and “Administrator” refer to Eagle Point Administration LLC, a Delaware limited liability company; and

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“Risk-adjusted returns” refers to the profile of expected asset returns across a range of potential macroeconomic scenarios, and does not imply that a particular strategy or investment should be considered low-risk.

Eagle Point Credit Company
We are an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. We have elected to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” commencing with our tax year ended November 30, 2014.
Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of CLOs that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We may also invest in other securities and instruments that are related to these investments or that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. The amount that we invest in these other securities and instruments may vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on the Adviser’s assessment of prevailing market conditions. The CLO securities in which we primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Below investment grade and unrated securities are also sometimes referred to as “junk” securities. These investment objectives are not fundamental policies of ours and may be changed by our board of directors without prior approval of our securityholders. See “Business” in the accompanying prospectus.
In the primary CLO market (i.e., acquiring securities at the inception of a CLO), we seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities issued within the respective vintage period. In the secondary CLO market (i.e., acquiring existing CLO securities), we seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns.
The Adviser pursues a differentiated strategy within the CLO market focused on:
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proactive sourcing and identification of investment opportunities;

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utilization of the Adviser’s methodical investment analysis and due diligence process;

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active involvement at the CLO structuring and formation stage; and

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taking, in many instances, significant stakes in CLO equity and junior debt tranches.

We believe that the Adviser’s direct and often longstanding relationships with CLO collateral managers, its CLO structural expertise and its relative scale in the CLO market will enable us to source and execute investments with attractive economics and terms relative to other CLO opportunities.
When we make a significant primary market investment in a particular CLO tranche, we generally expect to be able to influence the CLO’s key terms and conditions. In particular, the Adviser believes that, although typically exercised only a minority of the time in the Adviser’s experience, the protective rights associated with holding a majority position in a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents of the CLO) may reduce our risk in these investments. We may acquire a majority position in a CLO tranche directly, or we may benefit from the advantages of a majority position where both we and other accounts managed by the Adviser collectively hold a majority position, subject to any restrictions on our ability to invest alongside such other accounts. See “Business — Other Investment Techniques — Co-Investment with Affiliates” in the accompanying prospectus.
We seek to construct a portfolio of CLO securities that provides varied exposure across a number of key categories, including:
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number of borrowers underlying each CLO;

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industry type of a CLO’s underlying borrowers;

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number and investment style of CLO collateral managers; and

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CLO vintage period.

The Adviser has a long-term investment horizon and invests primarily with a buy-and-hold mentality. However, on an ongoing basis, the Adviser actively monitors each investment and may sell positions if circumstances change from the time of investment or if the Adviser believes it is in our best interest to do so.
Portfolio
As of October 31, 2019, we estimate that 90.6% of the fair value of our investments was in equity tranches of CLOs, 6.8% was in CLO debt tranches and 2.6% was in loan accumulation facilities. As of September  30, 2019, we estimate that 91.3% of the fair value of our investments was in equity tranches of CLOs, 6.8% was in CLO debt tranches and 1.9% was in loan accumulation facilities. As of September  30, 2019, our investments had 26 different CLO collateral managers and an aggregate fair value of $438.3 million.
Below is an unaudited summary description of our CLO equity and loan accumulation facility investments held as of October  31, 2019 and September  30, 2019 on a look-through basis and reflects aggregate underlying exposure based on the portfolios of those investments. The information is estimated and derived from CLO trustee reports, custody statements, information received from CLO collateral managers, third party data sources and other statements related to the months of October 2019 and September 2019, respectively:

	October 2019(1)	September 2019(1)
Number of unique underlying loan obligors	1,532	1,534
Largest exposure to any individual obligor	0.83%	0.94%
Average individual loan obligor exposure	0.07%	0.07%
Top 10 loan obligors exposure	5.74%	5.97%
Aggregate indirect exposure to senior secured loans(2)	98.02%	97.97%
Weighted average stated loan spread	3.59%	3.59%
Weighted average loan rating(3)	B+/B	B+/B
Weighted average junior overcollateralization (OC) cushion	4.07%	4.34%
Weighted average market value of loan collateral	95.03%	96.01%
Weighted average loan maturity (in years)	4.9	4.9
Weighted average remaining CLO reinvestment period (in years)	3.1	3.1
U.S. dollar currency exposure	99.61%	99.62%

(1)
Information relating to the market price of underlying collateral is as of month end for October 2019 and September 2019. However, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, October 2019 and September 2019 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of October 2019 or September 2019, as the case may be, and this data may not be representative of current or future holdings. In addition, certain underlying borrowers may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower may in current or future periods be reflected as multiple borrowers.

(2)
We obtain exposure to underlying senior secured loans indirectly through our investments in CLOs.

(3)
Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO equity or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by us. Such obligors are not shown in the figures presented. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com). This data includes underlying portfolio characteristics of our CLO equity and loan accumulation facility portfolio.

Eagle Point Credit Management
Eagle Point Credit Management, our investment adviser, manages our investments subject to the supervision of our board of directors pursuant to an amended and restated investment advisory agreement (“Investment Advisory Agreement”). An affiliate of the Adviser, Eagle Point Administration, performs, or arranges for the performance of, our required administrative services. For a description of the fees and expenses that we pay to the Adviser and the Administrator, see “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee” and “The Adviser and the Administrator — The Administrator and the Administration Agreement” in the accompanying prospectus.
The Adviser is registered as an investment adviser with the SEC and, as of September  30, 2019, had approximately $2.8 billion of total assets under management for investment in CLO securities and related investments, including capital commitments that were undrawn as of such date. The Adviser was established in November 2012 by Thomas P. Majewski and Stone Point Capital LLC, or “Stone Point,” as investment manager of Trident V, L.P. and related investment vehicles, which we refer to collectively as the “Trident V Funds.” Stone Point, an investment adviser registered with the SEC, is a specialized private equity firm focused on the financial services industry. Since its inception, Stone Point (including a predecessor entity) has raised eight private equity funds with aggregate committed capital of approximately $25 billion. The Adviser is primarily owned by the Trident V Funds through intermediary holding companies. The Adviser’s Senior Investment Team also holds an indirect ownership interest in the Adviser. The Adviser is ultimately governed through intermediary holding companies by a board of managers, which includes Mr. Majewski and certain principals of Stone Point. See “The Adviser and the Administrator” in the accompanying prospectus.
The Adviser’s Senior Investment Team is led by Mr. Majewski, Managing Partner of the Adviser, and is also comprised of Daniel W. Ko, Portfolio Manager, and Daniel M. Spinner, Portfolio Manager. The Senior Investment Team is primarily responsible for our day-to-day investment management and the implementation of our investment strategy and process.
Each member of the Senior Investment Team is a CLO industry specialist who has been directly involved in the CLO market for the majority of his career and has built relationships with key market participants, including CLO collateral managers, investment banks and investors. Members of the Senior Investment Team have been involved in the CLO market as:
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the head of the CLO business at various investment banks;

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a lead CLO structurer and collateralized debt obligation workout specialist at an investment bank;

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a CLO equity and debt investor;

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a principal investor in CLO collateral management firms; and

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a lender and mergers and acquisitions adviser to CLO collateral management firms.

We believe that the complementary, yet highly specialized, skill set of each member of the Senior Investment Team provides the Adviser with a competitive advantage in its CLO-focused investment strategy. In addition to managing our investments, the Adviser’s affiliates and the members of the Senior Investment Team manage investment accounts for other clients, including Eagle Point Income Company Inc., or “EIC,” a closed-end management investment company that is registered under the 1940 Act and for which an affiliate of the Adviser serves as investment adviser, privately offered pooled investment vehicles and several institutional separate accounts. Many of these accounts pursue an investment strategy that substantially or partially overlaps with the strategy that we pursue. See “The Adviser and the Administrator — Portfolio Managers” in the accompanying prospectus.
CLO Overview
Our investment portfolio is comprised primarily of investments in the equity and junior debt tranches of CLOs. The CLOs that we target are securitization vehicles that pool portfolios of primarily below investment grade U.S. senior secured loans. Such pools of underlying assets are often referred to as a CLO’s “collateral.” While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds.
CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry, and is subject to a variety of asset concentration limitations. Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (in many cases up to five years). In cash flow CLOs, which are the type of CLOs we target, the terms and covenants of the structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the CLO collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests.

A CLO funds the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt instruments in the form of multiple, primarily floating-rate debt, tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s Investor Service, Inc., S&P and/or Fitch, Inc. The CLO equity tranche is unrated and typically represents approximately 8% to 11% of a CLO’s capital structure. A CLO’s equity tranche represents the first loss position in the CLO. Below investment grade and unrated securities are sometimes referred to as “junk” securities.
The diagram below is for illustrative purposes only. The CLO structure highlighted below is a hypothetical structure, and the structure of CLOs in which we invest may vary substantially from the example set forth below. Please see “Business — CLO Overview” in the accompanying prospectus for a more detailed description of a CLO’s typical structure and key terms and conditions including its priority-of-payment schedules.
CLOs have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture, that govern how cash generated from a CLO’s underlying collateral is distributed to the CLO debt and equity investors. One waterfall (the interest waterfall) applies to interest payments received on a CLO’s underlying collateral. The second waterfall (the principal waterfall) applies to cash generated from principal on the underlying collateral, primarily through loan repayments and the proceeds from loan sales. Through the interest waterfall, any excess interest-related cash flow available after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and collateral management fees) are paid is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests.
A CLO’s indenture typically requires that the maturity dates of a CLO’s assets (typically five to eight years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 12 to 13 years from the date of issuance). However, CLO investors do face reinvestment risk with respect to a CLO’s portfolio. In addition, in most CLO transactions, CLO debt investors are subject to prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which would cause the CLO’s outstanding CLO debt securities to repaid at par. See “Risk Factors — Risks Related to Our Investments — We and our investments are subject to reinvestment risk” in the accompanying prospectus.
We believe that CLO equity has the following attractive fundamental attributes:
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Potential for strong absolute and risk-adjusted returns:   We believe that CLO equity offers a potential total return profile that is attractive on a risk-adjusted basis compared to U.S. public equity markets.

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Expected shorter duration high-yielding credit investment with the potential for high quarterly cash distributions:   Relative to certain other high-yielding credit investments such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows during the early years of a CLO’s life.

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Expected protection against rising interest rates:   Since a CLO’s asset portfolio is typically comprised principally of floating rate loans and the CLO’s liabilities are also generally floating rate instruments, we expect CLO equity to provide potential protection against rising interest rates when the London Interbank Offered Rate, or “LIBOR,” is above the average LIBOR floor on a CLO’s assets. However, CLO equity is still subject to other forms of interest rate risk. For a discussion of the interest rate risks associated with CLO equity, see “Risk Factors — Risks Related to Our Investments — We and our investments are subject to interest rate risk” and “Business — CLO Overview” in the accompanying prospectus.

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Expected low-to-moderate correlation with fixed income and equity markets:   Given that CLO assets and liabilities are primarily floating rate, we expect CLO equity investments to have a low-to-moderate correlation with U.S. fixed income securities over the long term. In addition, because CLOs generally allow for the reinvestment of principal during the reinvestment period regardless of the market price of the underlying collateral if the respective CLO remains in compliance with its covenants, we expect CLO equity investments to have a low-to-moderate correlation with the U.S. equity markets over the long term.

CLO securities are also subject to a number of risks as discussed in more detail in “Risk Factors” in the accompanying prospectus. Among our primary targeted investments, the risks associated with CLO equity are generally greater than those associated with CLO debt.
Our Competitive Advantages
We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:
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Specialist in CLO securities with a proven track record.   The Adviser focuses exclusively on CLO securities and related investments. Each member of the Senior Investment Team is a CLO specialist who has been involved with the CLO market for the majority of his career and brings a distinct and complementary skill set that the Adviser believes is necessary for our success.

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Deep CLO structural experience and expertise.   Members of the Senior Investment Team have significant experience structuring, valuing and investing in CLOs throughout their careers. The Adviser believes that the initial structuring of a CLO is an important contributor to the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by selecting those investments with the most advantageous structures.

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Methodical investment process.   The objective of the Adviser’s investment process is to source, evaluate and execute investments in CLO securities and related investments that the Adviser believes have the potential to outperform the CLO market generally. This process, augmented by the first-hand CLO industry experience of the Senior Investment Team, is designed to be repeatable and is focused on key areas for analysis that the Adviser believes are most relevant to potential future performance. The Adviser believes that its investment and security selection process, with its strong emphasis on assessing the skill of the CLO collateral manager and analyzing the structure of the CLO, differentiates its approach to investing in CLO securities. See “Business — Investment Process” in the accompanying prospectus.

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Efficient vehicle for gaining exposure to CLO securities.   We believe that we are structured as an efficient vehicle for investors to gain exposure to CLO securities and related investments. Based on our long-term stable capital, the Adviser can focus principally on managing the portfolio and maximizing long-term risk-adjusted returns. We believe that our closed-end structure enables the Adviser to effectively implement our primarily long-term buy-and-hold investment philosophy.

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Alignment of Interests.   As of November 20, 2019, the Adviser and the Senior Investment Team held an aggregate of 5.1% of the outstanding shares of our voting securities, or $22.3 million based on the closing sales price of our common stock and preferred stock on the New York Stock Exchange, or the “NYSE,” on November 20, 2019. See “Control Persons and Principal Stockholders” in this prospectus supplement. Their holdings in our common stock and our preferred stock align the interests of the Adviser and the Senior Investment Team with ours. In addition, our fee structure includes an incentive fee component whereby we pay the Adviser an incentive fee only if our net income exceeds a quarterly preferred return, or “hurdle rate.” See “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee” in the accompanying prospectus.

Our Structure
We were organized as Eagle Point Credit Company LLC, a Delaware limited liability company, on March 24, 2014, converted to a Delaware corporation on October 6, 2014 and completed our initial public offering on October 7, 2014. We have two wholly-owned subsidiaries: (1) Eagle Point Credit Company Sub (Cayman) Ltd., or the “Cayman Subsidiary,” and (2) Eagle Point Credit Company Sub II (Cayman) Ltd., or the “Cayman II Subsidiary.” We generally gain access to certain newly issued Regulation S securities through the Cayman Subsidiary and to certain other investments through the Cayman II Subsidiary. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through offerings made pursuant to Regulation S under the Securities Act of 1933, as amended, or the “Securities Act.” Each of our subsidiaries are advised by the Adviser pursuant to the Investment Advisory Agreement. The following chart reflects our organizational structure and our relationship with the Adviser and the Administrator as of the date of this prospectus supplement:
Financing and Hedging Strategy
Leverage by the Company.   We may use leverage as and to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing, including our 6.6875% notes due 2028, or the “2028 Notes,” our 6.75% notes due 2027, or the “2027 Notes,” and our 7.00% notes due 2020, collectively with the 2028 Notes and the 2027 Notes, the “Notes”), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of our preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

As of September 30, 2019, we had two series of preferred stock outstanding, which we refer to collectively as the “Preferred Stock”: the 7.75% Series A Term Preferred Stock due 2022, or the “Series A Term Preferred Stock,” and the Series B Term Preferred Stock. As of September  30, 2019, our leverage, including the outstanding Notes and the Preferred Stock, represented approximately 35.3% of our total assets (less current liabilities). On a pro forma basis, after giving effect to the assumed sale in this offering of $125 million of our common stock and 1,000,000 shares of Series B Term Preferred stock at an assumed offering price equal to the $25 per share liquidation preference, our leverage including the outstanding Notes and the Preferred Stock, represented approximately 31.0% of our total assets (less current liabilities) as of September  30, 2019 (excluding distributions paid after September  30, 2019) and approximately 32.7% of our total assets (less current liabilities) as of October 31, 2019 (based on a midpoint of management’s unaudited estimate of the range of our NAV per share as of such date, and after giving effect to the payment of  $0.20 per share distribution on November  29, 2019 to holders of record as of November 12, 2019 and the net proceeds received from sales of our common stock through November 20, 2019 in connection with our prior offering pursuant to that certain at market issuance sales agreement, dated June 28, 2017 with BRFBR). Over the long term, management expects us to operate under current market conditions generally with leverage within a range of 25% to 35% of total assets. We expect that we will, or that we may need to, raise additional capital in the future to fund our continued growth, and we may do so by entering into a credit facility, issuing additional shares of preferred stock or debt securities or through other leveraging instruments.
Subject to the limitations under the 1940 Act, we may incur additional leverage opportunistically or not at all and may choose to increase or decrease our leverage. We may use different types or combinations of leveraging instruments at any time based on the Adviser’s assessment of market conditions and the investment environment. In addition, we may borrow for temporary or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage requirements described above. By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, and our leverage strategy may not be successful. Any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. Accordingly, the more leverage is employed, the more likely a substantial change will occur in the NAV per share of our common stock. See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us” in the accompanying prospectus.
Derivative Transactions.   We may engage in “Derivative Transactions,” as described below, from time to time. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit and/or other risks, or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. We may purchase and sell a variety of derivative instruments, including exchange-listed and over-the-counter options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors or collars, and credit transactions and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments. Collectively, we refer to these financial management techniques as “Derivative Transactions.” Our use of Derivative Transactions, if any, will generally be deemed to create leverage for us and involves significant risks. No assurance can be given that our strategy and use of derivatives will be successful, and our investment performance could diminish compared with what it would have been if Derivative Transactions were not used. See “Risk Factors — Risks Related to Our Investments — We are subject to risks associated with any hedging or Derivative Transactions in which we participate” in the accompanying prospectus.
Operating and Regulatory Structure
We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we are required to meet certain regulatory tests. See “Regulation as a Closed-End Management Investment Company” in the accompanying prospectus. In addition, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our tax year ended on November 30, 2014.

Our investment activities are managed by the Adviser and supervised by our board of directors. Under the Investment Advisory Agreement, we have agreed to pay the Adviser an annual base management fee based on our “Total Equity Base” as well as an incentive fee based on our “Pre-Incentive Fee Net Investment Income.” See “The Adviser and The Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee” in the accompanying prospectus. We have also entered into an administration agreement, which we refer to as the “Administration Agreement,” under which we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement. See “The Adviser and the Administrator — The Administrator and the Administration Agreement” in the accompanying prospectus.
Conflicts of Interest
The Adviser is affiliated with other entities engaged in the financial services business. In particular, the Adviser is affiliated with Stone Point, and certain members of the Adviser’s board of managers and investment committee are principals of Stone Point. Pursuant to certain management agreements, Stone Point has received delegated authority to act as the investment manager of the Trident V Funds, which hold a significant number of shares of our common stock. See “Control Persons and Principal Stockholders” in this prospectus supplement. The Adviser is primarily owned by the Trident V Funds through intermediary holding companies. The Trident V Funds and other private equity funds managed by Stone Point invest in financial services companies. These relationships may cause the Adviser’s or certain of its affiliates’ interests to diverge from our interests. In addition, the Adviser is under common control with Marble Point Credit Management LLC, which is a CLO collateral manager and manager of other investment vehicles that invest in senior secured loans, CLO securities and other related investments. Our executive officers and directors, as well as the current and future members of the Adviser, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. See “Conflicts of Interest” in the accompanying prospectus.
In order to address such conflicts of interest, we have adopted a code of ethics. Similarly, the Adviser has separately adopted a code of ethics and certain compliance policies and procedures, including investment allocation policies and procedures. The Adviser’s code of ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Pursuant to its investment allocation policies and procedures, the Adviser seeks to allocate investment opportunities among the accounts it manages in a manner that is fair and equitable over time. However, there is no assurance that such opportunities will be allocated to any particular account equitably in the short-term or that any such account will be able to participate in all investment opportunities that are suitable for it. Our directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law. See “Conflicts of Interest — Code of Ethics and Compliance Procedures” in the accompanying prospectus.
Co-Investment with Affiliates. In certain instances, we co-invest on a concurrent basis with other accounts managed by the Adviser and may do so with other accounts managed by certain of the Adviser’s affiliates, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. We have been granted exemptive relief by the SEC that permits us to participate in certain negotiated co-investments alongside other accounts managed by the Adviser or certain of its affiliates, subject to certain conditions including (i) that a majority of our directors who have no financial interest in the transaction and a majority of our directors who are not interested persons, as defined in the 1940 Act, approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. A copy of our application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

Recent Developments
Net Asset Value and Net Investment Income
The NAV per share of our common stock as of September  30, 2019 (the last date prior to the date of this prospectus supplement as of which we determined our NAV) was $11.45. Management’s unaudited estimate of our NAV per share of our common stock as of October 31, 2019 was between $10.06 and $10.16.
Distributions
On October 1, 2019, we declared three monthly distributions of  $0.20 per share on shares of our common stock. The first such monthly distribution was paid on October 31, 2019 to holders of record as of October 11, 2019. The remaining distributions are payable on November 29, 2019 and December 31, 2019 to holders of record as of November 12, 2019 and December 12, 2019, respectively. If the record date for a particular distribution occurs before an investor’s date of settlement, such investor who purchases shares of our common stock in this offering will not be entitled to receive such distribution.
On October 1, 2019, we declared three monthly distributions of  $0.161459 per share on shares of each of the Series A Term Preferred Stock and the Series B Term Preferred Stock. The first such monthly distribution was paid on October  31, 2019 to holders of record as of October 11, 2019. The remaining monthly distributions are payable on November  29, 2019 and December  31, 2019 to holders of record as of November  12, 2019 and December 12, 2019, respectively. If a record date for a particular distribution occurs before an investor’s date of settlement, such investor who purchases shares of the Series B Term Preferred Stock in this offering will not be entitled to receive such distribution.
Our Corporate Information
Our offices are located at 600 Steamboat Road, Suite 202, Greenwich, CT 06830, and our telephone number is (203) 340-8500.

THE OFFERING
The Offering
Issuer
Eagle Point Credit Company Inc.
Securities Offered by Us
Up to $125,000,000 aggregate amount of our common stock.
Up to 1,000,000 shares of Series B Term Preferred Stock.
Manner of Offering
“At the market” offering that may be made from time to time through B. Riley FBR, Inc, or “BRFBR,” and National Securities Corporation, or “National,” as placement agents, using commercially reasonable efforts consistent with its sales and trading practices. See “Plan of Distribution.”
Use of Proceeds
We intend to use the net proceeds from the sale of our securities to acquire investments in accordance with our investment objectives and strategies described in this prospectus supplement and in the accompanying prospectus, to make distributions to our stockholders and for general working capital purposes. In addition, we may also use a portion of the net proceeds from the sale of our securities to repay any outstanding indebtedness or preferred stock at the time of the offering. See “Use of Proceeds” in this prospectus supplement.
Custodian and Transfer Agent
Wells Fargo Bank, National Association serves as our custodian, and American Stock Transfer and Trust Company, LLC serves as our transfer agent, registrar, dividend disbursement agent and stockholder servicing agent. See “Custodian and Transfer Agent” in the accompanying prospectus.
Risk Factors
An investment in our securities is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” in this prospectus supplement and the accompanying prospectus to read about factors you should consider, including the risks of leverage, before investing in our securities.
Additional Information
We have filed with the SEC a registration statement on Form N-2 under the Securities Act, which contains additional information about us and the securities being offered by this prospectus supplement and the accompanying prospectus. We file annual and semi-annual reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at http://www.sec.gov. This information is also available free of charge by contacting us at Eagle Point Credit Company Inc., Attention: Investor Relations, by telephone at (844) 810-6501, or via email at ir@eaglepointcredit.com.

Common Stock
Listing
Our common stock is traded on the NYSE under the symbol “ECC.”
Trading at a Discount
Shares of closed-end investment companies that are listed on an exchange frequently trade at a discount to their NAV. If our shares trade at a discount to our NAV, it will likely increase the risk of loss for purchasers in this offering. Investing in our common stock involves a high degree of risk. Before buying any securities, you should read the discussion of the material risks of investing in our common stock, including the risk of leverage, under “Risk Factor” in this prospectus supplement and the accompanying prospectus.
Distributions
We intend to make regular monthly ordinary income distributions of all or a portion of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and excluding any deduction for distributions paid to stockholders) to common stockholders. We also intend to make at least annual distributions of all or a portion of our “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses). At times, in order to maintain a stable level of distributions, we may distribute less than all of our net investment income or distribute accumulated undistributed income in addition to current net investment income.
If a record date for a particular distribution occurs before an investor’s date of settlement, such investor who purchases shares in this offering will not be entitled to receive such distribution.
Dividend Reinvestment Plan
Each holder of at least one full share of our common stock will be automatically enrolled in our dividend reinvestment plan, or the “DRIP.” Under the DRIP, distributions on shares of our common stock are automatically reinvested in additional shares of our common stock by American Stock Transfer and Trust Company, LLC, the DRIP agent. Holders of our common stock who receive distributions in the form of additional shares of our common stock are nonetheless subject to the applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Holders of shares of our common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash. Reinvested distributions increase our stockholders’ equity on which a management fee is payable to the Adviser. See “Description of Our Capital Stock — Common Stock —  Dividend Reinvestment Plan” in the accompanying prospectus.

Series B Term Preferred Stock
Listing
Our Series B Term Preferred Stock is traded on the NYSE under the symbol “ECCB.”
Liquidation Preference
In the event of liquidation, dissolution or winding up of our affairs, holders of Series B Term Preferred Stock will be entitled to receive a liquidation distribution equal to $25 per share, or the “Liquidation Preference,” plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the payment date.
Dividends
We intend to pay monthly dividends on the Series B Term Preferred Stock at a fixed annual rate of 7.75% of the Liquidation Preference ($1.9375 per share per year), or the “Dividend Rate.” Our board of directors may determine not to pay, or may be precluded from paying, such dividends if our board of directors believes it is not in the best interest of our stockholders or if we fail to maintain the asset coverage required by the 1940 Act. Subject to certain cure provisions, if we fail to redeem the Series B Term Preferred Stock as required on the Mandatory Redemption Date (as defined below) or fail to pay any dividend on the payment date for such dividend, the Dividend Rate will increase by 2% per annum until we redeem the Series B Term Preferred Stock or pay the dividend, as applicable. See “Description of the Series B Term Preferred Stock — Dividends — Adjustment to Fixed Dividend Rate — Default Period” in this prospectus supplement. The Dividend Rate will be computed on the basis of a 360-day year consisting of twelve 30-day months.
Cumulative cash dividends on each share of Series B Term Preferred Stock are payable monthly, when, as and if declared, or under authority granted, by our board of directors out of funds legally available for such payment. Only holders of Series B Term Preferred Stock on the record date for a Dividend Period will be entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of Series B Term Preferred Stock who sell shares before such a record date and purchasers of Series B Term Preferred Stock who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such Series B Term Preferred Stock. See “Description of the Series B Term Preferred Stock — Dividends — General” and “— Dividend Periods” in this prospectus supplement.
Ranking
The shares of Series B Term Preferred Stock are senior securities that constitute capital stock. The Series B Term Preferred Stock ranks:
   •
senior to shares of our common stock in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation or the winding-up of our affairs;

   •
equal in priority with all other series of preferred stock we have issued or may issue in the future (including the Series A Term Preferred Stock), as to priority of payment of dividends and as to distributions of assets upon dissolution, liquidation or the winding-up of our affairs; and

   •
subordinate in right of payment to the holders of our existing and future senior indebtedness (including the Notes).

Subject to the asset coverage requirements of the 1940 Act, we may issue additional series of preferred stock (or additional shares of the Series B Term Preferred Stock), but we may not issue additional classes of capital stock that rank senior or junior to the Series B Term Preferred Stock as to priority of payment of dividends or as to the distribution of assets upon dissolution, liquidation or winding-up of our affairs.
Mandatory Term Redemption
We are required to redeem all outstanding shares of the Series B Term Preferred Stock on October 30, 2026, or the “Mandatory Redemption Date,” at a redemption price equal to the Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the Mandatory Redemption Date. See “Description of the Series B Term Preferred Stock — Redemption” in this prospectus supplement.
We cannot effect any modification of or repeal our obligation to redeem the Series B Term Preferred Stock on the Mandatory Redemption Date without the prior unanimous approval of the holders of the Series B Term Preferred Stock.
Leverage
We may use leverage as and to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. See “Prospectus Supplement Summary — Financing and Hedging Strategy — Leverage by the Company” in this prospectus supplement. We expect that we will, or that we may need to, raise additional capital in the future to fund our continued growth, and we may do so by entering into a credit facility, issuing additional shares of preferred stock or debt securities or through other leveraging instruments.
Instruments that create leverage are generally considered to be senior securities under the 1940 Act.
With respect to senior securities that are stocks (i.e., shares of preferred stock, including the Series A Term Preferred Stock and Series B Term Preferred Stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.
With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing, including the Notes), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness.
Mandatory Redemption for Asset
Coverage
If we fail to maintain asset coverage (as defined in Section 18(h) of the 1940 Act) of at least 200% as of the last business day of any calendar quarter and such failure is not cured by the date that is 30 calendar days following the filing date of our Annual Report on Form N-CSR, Semiannual Report on Form N-CSRS or Quarterly Report on Form N-Q,as applicable, for that quarter, or the “Asset Coverage Cure Date,” then we will be required to redeem, within 90 calendar days of the Asset Coverage Cure Date, the number of shares of our preferred stock (which at our discretion may include any number or portion of the Series B Term Preferred Stock), that, when combined with any debt securities redeemed for failure to maintain the asset coverage required by the indenture governing such securities, (1) results in us having asset coverage of at least 200%, or (2) if fewer, the maximum number of shares of preferred stock that can be redeemed out of funds legally available for such redemption. In connection with any redemption for failure to maintain such asset coverage, we may, in our sole option, redeem such additional number of shares of preferred stock that will result in asset coverage up to and including 285%.
If shares of Series B Term Preferred Stock are to be redeemed for failure to maintain asset coverage of at least 200%, such shares will be redeemed at a redemption price equal to the Liquidation Preference plus accumulated but unpaid dividends, if any, on such shares (whether or not declared, but excluding interest on accumulated but unpaid dividends, if any) to, but excluding, the date fixed for such redemption. See “Description of the Series B Term Preferred Stock — Redemption — Redemption for Failure to Maintain Asset Coverage” in this prospectus supplement.
Optional Redemption
At any time after October 29, 2021, we may, in our sole option, redeem the outstanding shares of Series B Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption, at the Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption. See

“Description of the Series B Term Preferred Stock — Redemption — Optional Redemption” in this prospectus supplement.
Voting Rights
Except as otherwise provided in our certificate of incorporation or as otherwise required by law, (1) each holder of Series B Term Preferred Stock will be entitled to one vote for each share of Series B Term Preferred Stock held on each matter submitted to a vote of our stockholders and (2) the holders of all outstanding preferred stock, including the Series A Term Preferred Stock and Series B Term Preferred Stock, and common stock will vote together as a single class; provided that holders of preferred stock (including the Series A Term Preferred Stock and Series B Term Preferred Stock) voting separately as a single class, will be entitled to elect two (2) of our directors, or the “Preferred Directors,” and, if we fail to pay dividends on any outstanding shares of preferred stock, including the Series B Term Preferred Stock, in an amount equal to two (2) full years of dividends, and continuing until such failure is cured, will be entitled to elect a majority of our directors. One of the Preferred Directors will be up for election in 2019, and the other Preferred Director will be up for election in 2020.
Holders of shares of the Series B Term Preferred Stock will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of the Series B Term Preferred Stock.
See “Description of the Series B Term Preferred Stock —  Voting Rights” in this prospectus supplement.
Conversion Rights
The shares of Series B Term Preferred Stock have no conversion rights.
Redemption and Paying Agent
American Stock Transfer & Trust Company, LLC, or the “Redemption and Paying Agent,” serves as transfer agent and registrar, dividend disbursing agent and redemption and paying agent with respect to the Series B Term Preferred Stock.
Rating
The Series B Term Preferred Stock is not rated.
U.S. Federal Income Taxes
We have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code. Prospective investors are urged to consult their own tax advisors regarding the tax implications associated with acquiring holding and disposing of an investment in the Series B Term Preferred Stock in light of their personal investment circumstances.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are estimated based on historical fees and expenses incurred by the Company, as appropriate. In addition, such amounts are based on our pro forma total assets as of September 30, 2019, which have been adjusted to reflect the assumption that we sell in this offering $125 million of our common stock and 1,000,000 shares of Series B Term Preferred Stock at an assumed per share offering price equal to the $25 per share liquidation preference and the issuance in our prior “at the market” offering of 682,814 shares of our common stock pursuant to an at market issuance sales agreement, dated June 28, 2017 with BRFBR. As of September 30, 2019, our leverage on the pro forma basis as described above, and including our outstanding Notes and Preferred Stock, represented approximately 30.5% of our total assets (less current liabilities). We caution that such expenses, and actual leverage incurred by us, may vary in the future. Whenever this prospectus supplement contains a reference to fees or expenses paid by “us” or “Eagle Point Credit Company,” or that “we” will pay fees or expenses, our common stockholders will indirectly bear such fees or expenses.
Stockholder Transaction Expenses (as a percentage of the offering price):
Sales load	2.00%(1)
Offering expenses	0.18%(2)
DRIP expenses	0.00%(3)
Total stockholder transaction expenses	2.18%
Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.14%(4)
Incentive fees payable under our Investment Advisory Agreement (20%)	3.16%(5)
Interest payments on borrowed funds	3.26%(6)
Other expenses	0.75%(7)
Acquired fund fees and expenses (underlying CLO fees and expenses)	5.66%(8)
Total annual expenses	14.97%

(1)
Amount reflects the commission with respect to the shares of our common stock in this offering, which we will pay to the placement agents in connection with sales of shares of our common stock in this offering in an amount equal to up to 2.0% of the gross sales price of any such securities. There is no guarantee that we will sell any shares of our common stock pursuant to this prospectus supplement and the accompanying prospectus.

(2)
Amount reflects estimated offering expenses of approximately $0.3 million (inclusive of expenses related to amounts already sold in this offering) and assumes we sell in this offering (i) $125 million of our common stock and (ii) 1,000,000 shares of Series B Preferred Stock at an assumed per share offering price equal to the $25 per share liquidation preference.

(3)
The expenses associated with the DRIP are included in “Other expenses.” If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. See “Description of our Capital Stock — Common Stock — Dividend Reinvestment Plan” in the accompanying prospectus.

(4)
Our base management fee is calculated and payable quarterly in arrears at an annual rate equal to 1.75% of our “Total Equity Base,” or the NAV attributable to the common stock and the paid-in or stated capital of our preferred stock. See “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee” in the accompanying prospectus. The base management fee referenced in the table above is based on actual amounts incurred during the three months ended September  30, 2019, annualized for a full year, and reflects the pro forma effect of the sale of this offering and additional sale of 682,814 shares of common stock pursuant to an at market issuance sales agreement, dated June 28, 2017 with BRFBR as if such shares were issued at the start of such period. In addition, such amount reflects the $69.8 million of our Preferred Stock outstanding as of September 30, 2019, our NAV for such period (as adjusted to account for the actions described above), and the $98.9 million aggregate principal amount of our Notes outstanding as of September 30, 2019 (on which management fees are not payable). For purposes of this table, the SEC requires that the “Base management fees” percentage be calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. If the management fee were calculated instead as a percentage of our total assets (as adjusted for the assumptions described above), our base management fee would be approximately 1.40% of our total assets.
(5)
The incentive fee referenced in the table above assumes the pro forma effect of the sale of  $125 million of our common stock and 1,000,000 shares of Series B Term Preferred Stock in this offering (after accounting for pro forma offering expenses and commissions with respect to the shares of our common stock and Series B Term Preferred Stock being sold in this offering). We have agreed to pay the Adviser as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to 20% of our Pre-Incentive Fee Net Investment Income for the immediately preceding quarter, subject to a hurdle of 2.00% of our NAV and a catch-up feature. Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash. However, the portion of the incentive fee that is attributable to deferred interest (such as payment-in-kind, or “PIK,” interest or original issue discount, or “OID”) will be paid to the Adviser, without interest, only if and to the extent we actually receive such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. No incentive fees are payable to the Adviser in respect of any capital gains.

The incentive fee in each calendar quarter is paid to the Adviser as follows:
•
no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of our NAV;

•
100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of our NAV in any calendar quarter. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV) as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% of our NAV in any calendar quarter; and

•
20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of our NAV in any calendar quarter is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

For a more detailed discussion of the calculation of this fee, see “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee” in the accompanying prospectus.
(6)
“Interest payments on borrowed funds” represents our annualized interest expense and includes dividends payable on our Preferred Stock and interest payable on the Notes, each as outstanding on September 30, 2019, and includes the pro forma effect of the sale of up to 1,000,000 shares of our Series B Term Preferred Stock in this offering, as if such Shares were issued at the start of such period. We may issue additional shares of preferred stock or debt securities pursuant to the registration statement of which this prospectus supplement forms a part or otherwise. In the event we were to issue additional shares of preferred stock or debt securities, our borrowing costs, and correspondingly our total annual expenses, including, in the case of such preferred stock, our base management fee as a percentage of our net assets attributable to common stock, would increase.

(7)
“Other expenses” includes our overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by Eagle Point Administration, and are based on estimated amounts for the current fiscal year. See “The Adviser and the Administrator — The Administrator and the Administration Agreement” in the accompanying prospectus. “Other expenses” also includes the ongoing administrative expenses to the independent accountants and legal counsel of the Company, compensation of independent directors, and cost and expenses relating to rating agencies.

(8)
Investors will bear indirectly the fees and expenses (including management fees and other operating expenses) of the CLO equity securities in which we invest. CLO collateral manager fees are charged on the total assets of a CLO but are assumed to be paid from the residual cash flows after interest payments to the CLO senior debt tranches. Therefore, these CLO collateral manager fees (which generally range from 0.35% to 0.50% of a CLO’s total assets) are effectively much higher when allocated only to the CLO equity tranche. The calculation does not include any other operating expense ratios of the CLOs, as these amounts are not routinely reported to shareholders on a basis consistent with this methodology; however, it is estimated that additional operating expenses of approximately 0.30% to 0.70% could be incurred. In addition, CLO collateral managers may earn fees based on a percentage of the CLO’s equity cash flows after the CLO equity has earned a cash-on-cash return of its capital and achieved a specified “hurdle” rate. Future Acquired Fund Fees and Expenses may be substantially higher because of these fees, which may fluctuate over time. “Acquired fund fees and expenses” are based on the Company’s investment portfolio during the three months ended December 31, 2018 and assume deployment of the proceeds from the sale of this offering (after accounting for pro forma offering expenses and commissions with respect to the shares of our common stock and Series B Term Preferred Stock being sold in this offering).

Example
The following example is furnished in response to the requirements of the SEC and illustrates the various costs and expense that you would pay, directly or indirectly, on a $1,000 investment in shares of our common stock for the time periods indicated, assuming (1) combined offering expenses and sales load of 2.18%, (2) total net annual expenses of 11.81% of net assets attributable to our common stock and (3) a 5% annual return*:
	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$140	$348	$528	$882

*
The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. The example assumes that the estimated “other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. In addition, because the example assumes a 5% annual return, the example does not reflect the payment of the incentive fee which would either not be payable or would have an insignificant impact on the expense amounts shown above. Our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Other Expenses
The Adviser’s investment team, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We will bear all other costs and expenses of our operations and transactions, including:
•
the cost of calculating our NAV (including the cost and expenses of any independent valuation firm);

•
interest payable on debt, if any, incurred to finance our investments;

•
fees and expenses incurred by the Adviser or payable to third parties relating to, or associated with, making or disposing of investments, including legal fees and expenses, travel expenses and other fees and expenses incurred by the Adviser or payable to third parties in performing due diligence on prospective investments, monitoring our investments and, if necessary, enforcing our rights;

•
brokerage fees and commissions;

•
federal and state registration fees and exchange listing fees;

•
federal, state and local taxes;

•
costs of offerings or repurchases of our common stock and other securities;

•
the base management fee and any incentive fee;

•
distributions on our shares;

•
administration fees payable to the Administrator under the Administration Agreement;

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direct costs and expenses of administration and operation, including printing, mailing, long distance telephone and staff, including fees payable in connection with outsourced administrative functions;

•
transfer agent and custody fees and expenses;

•
independent director fees and expenses;

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the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

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costs of holding stockholder meetings;

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litigation, indemnification and other non-recurring or extraordinary expenses;

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fees and expenses associated with marketing and investor relations efforts;

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dues, fees and charges of any trade association of which we are a member;

•
fees and expenses associated with independent audits and outside legal costs;

•
fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•
costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws; and

•
all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer, Chief Operating Officer and their respective support staff.

RISK FACTORS
Investing in our securities involves a number of significant risks, including those described below. In addition to the other information contained in this prospectus supplement, you should consider carefully these risk factors and the risks described under “Risk Factors” in the accompanying prospectus before making an investment in our common stock or Series B Term Preferred Stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, the price of our common stock or Series B Term Preferred Stock could decline, and you may lose all or part of your investment.
The Series B Term Preferred Stock may cause the NAV and market value of our common stock to be more volatile.
The Series B Term Preferred Stock may cause the NAV and market value of our common stock to become more volatile. If the dividend rate on the Series B Term Preferred Stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the common stockholders would be reduced. If the dividend rate on the Series B Term Preferred Stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the common stockholders than if we had not issued any Series B Term Preferred Stock. Any decline in the NAV of our investments would be borne entirely by the common stockholders. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the common stockholders than if we were not leveraged through the issuance of Series B Term Preferred Stock. This greater NAV decrease would also tend to cause a greater decline in the market price for common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock, including the Series B Term Preferred Stock, or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the Series B Term Preferred Stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock, including the Series B Term Preferred Stock. In addition, we would pay (and the common stockholders would bear) all costs and expenses relating to the issuance and ongoing maintenance of the Series B Term Preferred Stock, including higher advisory fees if our total return exceeds the dividend rate on the Series B Term Preferred Stock.
Market yields may increase, which would result in a decline in the price of the Series B Term Preferred Stock.
The prices of fixed income investments, such as our Preferred Stock, including the Series B Term Preferred Stock, vary inversely with changes in market yields. The market yields on securities comparable to the Series B Term Preferred Stock may increase, which would result in a decline in the secondary market price of shares of the Series B Term Preferred Stock prior to the redemption date of such preferred stock.
The Series B Term Preferred Stock is subject to a risk of early redemption, and holders may not be able to reinvest their funds.
We may voluntarily redeem some or all of the outstanding shares of Series B Term Preferred Stock after October 29, 2021. We also may be forced to redeem some or all of the outstanding shares of Series B Term Preferred Stock to meet regulatory requirements and the asset coverage requirements of such shares. Any such redemption may occur at a time that is unfavorable to holders of the Series B Term Preferred Stock. We may have an incentive to redeem the Series B Term Preferred Stock voluntarily before the Mandatory Redemption Date if market conditions allow us to issue other preferred stock or debt securities at a rate that is lower than the Dividend Rate on the Series B Term Preferred Stock. See “Description of the Series B Term Preferred Stock — Redemption — Optional Redemption” in this prospectus supplement. If we redeem shares of the Series B Term Preferred Stock before the Mandatory Redemption Date, the holders of such redeemed shares face the risk that the return on an investment purchased with proceeds from such redemption may be lower than the return previously obtained from the investment in Series B Term Preferred Stock.

An active trading market for the Series B Term Preferred Stock may not exist, which could adversely affect the market price of the Series B Term Preferred Stock or a holder’s ability to sell their shares.
The Series B Term Preferred Stock is listed on the NYSE under the symbol “ECCB.” However, we cannot provide any assurances that an active trading market for the Series B Term Preferred Stock will exist in the future or that you will be able to sell your shares of Series B Term Preferred Stock. Even if an active trading market does exist, shares of the Series B Term Preferred Stock may trade at a discount from the Liquidation Preference depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. To the extent an active trading market does not exist, the liquidity and trading price for shares of the Series B Term Preferred Stock may be harmed. Accordingly, holders may be required to bear the financial risk of an investment in the Series B Term Preferred Stock for an indefinite period of time.
The Series B Term Preferred Stock are unrated securities.
The Series B Term Preferred Stock is not rated by any rating agency. Unrated securities typically trade at a discount to similar, rated securities, depending on the rating of the rated securities. As a result, there is a risk that the shares of Series B Term Preferred Stock may trade at a price that is lower than what they might otherwise trade at if rated by a rating agency.
The Series B Term Preferred Stock is subordinate to the rights of holders of senior indebtedness.
While preferred stockholders, including holders of the Series B Term Preferred Stock, will have equal liquidation and distribution rights to any other series of preferred stock, they are subordinated to the rights of holders of our other senior indebtedness, including the Notes. Therefore, dividends, distributions and other payments to preferred stockholders in liquidation or otherwise may be subject to prior payments due to the holders of senior indebtedness. In addition, the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of our preferred stock.
Holders of the Series B Term Preferred Stock bear dividend risk.
We may be unable to pay dividends on the Series B Term Preferred Stock under some circumstances. The terms of any future indebtedness we may incur could preclude the payment of dividends in respect of equity securities, including our preferred stock, under certain conditions.
To the extent that our distributions represent a return of capital for U.S. federal income tax purposes, holders of Series B Term Preferred Stock may recognize an increased gain or a reduced loss upon subsequent sales (including cash redemptions) of their shares of Series B Term Preferred Stock.
The dividends payable by us on the Series B Term Preferred Stock may exceed our current and accumulated earnings and profits as determined for U.S. federal income tax purposes. If that were to occur, it would result in the amount of distributions that exceed our earnings and profits being treated first as a return of capital to the extent of a holder’s adjusted tax basis in the holder’s Series B Term Preferred Stock and then, to the extent of any excess over the holder’s adjusted tax basis in the holder’s Series B Term Preferred Stock, as capital gain. Any distribution that is treated as a return of capital will reduce the holder’s adjusted tax basis in the holder’s Series B Term Preferred Stock, and subsequent sales (including cash redemptions) of such holder’s Series B Term Preferred Stock will result in recognition of an increased taxable gain or reduced taxable loss due to the reduction in such adjusted tax basis. See “U.S. Federal Income Tax Matters — Taxation of Securityholders — Taxation of U.S. resident holders of our stock” in the accompanying prospectus.

There is a risk of delay in our redemption of the Series B Term Preferred Stock, and we may fail to redeem such securities as required by their terms.
We generally make investments in CLO vehicles whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments quickly if a need arises. If we are unable to obtain sufficient liquidity prior to the Mandatory Redemption Date, we may be forced to engage in a partial redemption or to delay a required redemption. If such a partial redemption or delay were to occur, the market price of shares of our preferred stock might be adversely affected.
Failure to maintain adequate diversification of underlying obligors across the CLOs in which we invest would make us more vulnerable to defaults.
Even if we maintain adequate diversification across different CLO issuers, we may still be subject to concentration risk since CLO portfolios tend to have a certain amount of overlap across underlying obligors. This trend is generally exacerbated when demand for bank loans by CLO issuers outpaces supply. Market analysts have noted that the overlap of obligor names among CLO issuers has increased recently, and is particularly evident across CLOs of the same year of origination, as well as with CLOs managed by the same asset manager. To the extent we invest in CLOs which have a high percentage of overlap, this may increase the likelihood of defaults on our CLO investments occurring together.
The Risk Factor entitled “We and our investments are subject to interest rate risk — LIBOR Risk” found on page 36 of the accompanying prospectus is hereby replaced in its entirety with the following:
LIBOR Risk.   The CLO equity and debt securities in which we invest earn interest at, and CLOs in which we invest typically obtain financing at, a floating rate based on LIBOR. Regulators and law enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contributed to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the CFTC, the U.S. Department of Justice and the United Kingdom Financial Conduct Authority, or the “FCA,” in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. On July 9, 2013, it was announced that the NYSE Euronext Rate Administration Limited would take over the administration of LIBOR from the BBA, subject to authorization from the FCA and following a period of transition. Accordingly, ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed this role on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of our investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of our investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.
On July 27, 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021, or the “FCA Announcement.” The FCA Announcement indicates that the continuation of LIBOR on the current basis (or at all) cannot and will not be guaranteed after 2021 and that planning a transition to alternative reference rates that are based firmly on transactions, such as reformed Sterling Over Night Index Average, or “SONIA,” must begin. Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee, or the “ARRC,” of the Federal Reserve Board and the Federal Reserve Bank of New York. On June 22, 2017, the ARRC identified the Secured Overnight Financing Rate, or “SOFR,” a broad U.S. treasuries repo financing rate to be published by the Federal Reserve Bank of New York, as the rate that, in the consensus view of the ARRC, represented best practice for use in certain new U.S. dollar derivatives and other financial contracts. The first publication of SOFR was released in April 2018. Although there have been a few issuances utilizing SONIA and SOFR, it remains in question whether or not these alternative reference rates will attain market acceptance as replacements for LIBOR.
Potential Effects of Alternative Reference Rates.   At this time, it is not possible to predict the effect of the FCA Announcement other regulatory changes or announcements, the establishment of SOFR, SONIA or any other alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined.
As LIBOR is currently being reformed, investors should be aware that: (a) any changes to LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying asset of the CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which we invest.
If LIBOR is eliminated as a benchmark rate, it is uncertain whether broad replacement conventions in the CLO markets will develop and, if conventions develop, what those conventions will be and whether they will create adverse consequences for the issuer or the holders of CLO securities. Currently, the CLOs in which we are invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. More recently, the CLOs we are invested in have included, or have been amended to include, language permitting the CLO investment manager to implement a market replacement rate (like those proposed by the ARRC) upon the occurrence of certain material disruption events. However, we cannot ensure that all CLOs in which we are invested will have such provisions, nor can it be ensured the CLO investment managers will undertake the suggested amendments when able.
If no replacement conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of CLO securities and the ability of the collateral manager to effectively mitigate interest rate risks. While the issuers and the trustee of a CLO may enter into a reference rate amendment or the collateral manager may designate a designated reference rate, in each case, subject to the conditions described in a CLO indenture, there can be no assurance that a change to any alternative benchmark rate (a) will be adopted, (b) will effectively mitigate interest rate risks or result in an equivalent methodology for determining the interest rates on the floating rate instrument, (c) will be adopted prior to any date on which the issuer suffers adverse consequences from the elimination or modification or potential elimination or modification of LIBOR or (d) will not have a material adverse effect on the holders of the CLO securities.
In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invests, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on our net investment income and portfolio returns.
The Risk Factor entitled “We and our investments are subject to interest rate risk — Low Interest Rate Environment” found on page 37 of the accompanying prospectus is hereby replaced in its entirety with the following:
Low Interest Rate Environment.   As of the date of this prospectus, interest rates in the United States remain relatively low, which may increase our exposure to risks associated with rising interest rates.
The senior secured loans underlying the CLOs in which we invest typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which we invest. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. See “— Risks Related to Our Investments — Our investments are subject to prepayment risk.” Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the average LIBOR floor, there may not be corresponding increases in investment income which could result in the CLO not having adequate cash to make interest or other payments on the securities which we hold.
For detailed discussions of the risks associated with a rising interest rate environment, see “— Risks Related to Our Investments — We and our investments are subject to interest rate risk” and “— Risks Related to Our Investments — We and our investments are subject to risks associated with investing in high-yield and unrated, or “junk,” securities.”

USE OF PROCEEDS
Sales of our common stock and Series B Term Preferred Stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act. There is no guarantee that there will be any sales of our common stock or Series B Term Preferred Stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common stock or Series B Term Preferred Stock under this prospectus supplement and the accompanying prospectus may be less than as set forth on the cover page of this prospectus supplement depending on, among other things, the market price of our common stock or Series B Term Preferred Stock, as applicable, at the time of any such sale. As a result, the actual net proceeds we receive may be more or less than the amount of net proceeds estimated in this prospectus supplement. However, the sales price per share of our common stock offered by this prospectus supplement and the accompanying prospectus, less commissions payable under the Sales Agreement, will not be less than the net asset value per share of our common stock at the time of such sale.
Assuming the sale of  $125 million of common stock and 1,000,000 shares of Series B Term Preferred Stock, at an assumed offering price equal to the $25 per share liquidation preference, offered by this prospectus supplement, we anticipate that our net proceeds from this offering will be approximately $146.7 million, after deducting the placement agents’ commissions and estimated offering expenses payable by us.
We intend to use the proceeds from the sale of our common stock and Series B Term Preferred Stock pursuant to this prospectus supplement to acquire investments in accordance with our investment objectives and strategies described in this prospectus supplement and the accompanying prospectus, to make distributions to our stockholders and for general working capital purposes. In addition, we may also use the net proceeds from the sale of our securities to repay any outstanding indebtedness or preferred stock at the time of the offering, including the Series A Term Preferred Stock, on which we intend to pay monthly dividends at a fixed annual rate of 7.75% of the liquidation preference and which we would otherwise be required to redeem on June 30, 2022. We currently anticipate that it will take up to three months after completion of any sale pursuant to this offering to invest substantially all of the net proceeds in our targeted investments or otherwise utilize such proceeds, although such period may vary and depends on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. We cannot assure you we will achieve our targeted investment pace, which may negatively impact our returns. Until appropriate investments or other uses can be found, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments. Investors should expect, therefore, that before we have fully invested the proceeds of the offering in accordance with our investment objectives and policies, assets invested in these instruments would earn interest income at a modest rate, which may not exceed our expenses during this period.

DESCRIPTION OF THE SERIES B TERM PREFERRED STOCK
For a description of the particular terms of our common stock, see “Description of our Capital Stock — Common Stock” in the accompanying prospectus.
The following description of the particular terms of the Series B Term Preferred Stock supplements and, to the extent inconsistent with, replaces the description of the general terms and provisions of our preferred stock set forth in the accompanying prospectus. This is not a complete description and is subject to, and entirely qualified by reference to, our certificate of incorporation and the certificate of designation setting forth the terms of the Series B Term Preferred Stock. The certificate of designation, as amended, is attached as Appendix A to this prospectus supplement. You may obtain copies of these documents using the methods described in “Additional Information” in this prospectus supplement.
General
We are authorized to issue 20,000,000 shares of preferred stock, including 2,840,000 shares designated as Series B Term Preferred Stock. At the time of issuance the Series B Term Preferred Stock offered pursuant to this prospectus supplement will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.
Ranking
The shares of Series B Term Preferred Stock rank equally in right with all other preferred stock (including the Series A Term Preferred Stock) that we have issued or may issue from time to time in accordance with the 1940 Act, if any, as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs. The shares of Series B Term Preferred Stock, together with the Series A Term Preferred Stock and all other preferred stock that we may issue from time to time in accordance with the 1940 Act, if any, rank senior to our common stock as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs and subordinate to the rights of holders of our existing and future senior indebtedness (including the Notes).
Dividends
General.   Holders of the Series B Term Preferred Stock are entitled to receive cumulative cash dividends and distributions at the Dividend Rate of 7.75% of the Liquidation Preference, or $1.9375 per share per year (subject to adjustment in certain circumstances as described below), when, as and if declared by, or under authority granted by, our board of directors out of funds legally available for payment, in parity with dividends and distributions to holders of the Series A Term Preferred Stock and in preference to dividends and distributions on shares of our common stock. Dividends on the shares of Series B Term Preferred Stock offered pursuant to this prospectus supplement will be payable monthly in arrears on the last business day of each calendar month, or the “Dividend Payment Date.” Dividends on the Series B Term Preferred Stock are computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on the shares of Series B Term Preferred Stock on any date prior to the end of a Dividend Period will be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.
Dividend Periods.   Each Dividend Period will be a calendar month (or the portion thereof occurring prior to the redemption of such shares of Series B Term Preferred Stock). Dividends will be payable monthly in arrears on the Dividend Payment Date and upon redemption of the Series B Term Preferred Stock. Dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of Series B Term Preferred Stock as their names appear on our registration books at the close of business on the applicable record date, which will be a date designated by the board of directors that is not more than 20 nor less than 7 calendar days prior to the applicable Dividend Payment Date.
Only holders of Series B Term Preferred Stock on the record date for a Dividend Period will be entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of Series B Term Preferred Stock who sell shares before such a record date and purchasers of Series B Term Preferred Stock who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such Series B Term Preferred Stock.

Mechanics of Payment of Dividends.   Not later than 12:00 noon, New York City time, on a Dividend Payment Date, we are required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. “Deposit Securities” will generally consist of (1) cash or cash equivalents; (2) direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States, which we refer to as the U.S. Government Obligations; (3) short-term money market instruments; (4) investments in money market funds registered under the 1940 Act that qualify under Rule 2a-7 under the 1940 Act and certain similar investment vehicles that invest principally in U.S. Government Obligations, short-term money market instruments or any combination thereof; or (5) any letter of credit from a bank or other financial institution that has a credit rating from at least one ratings agency that is the highest applicable rating generally ascribed by such ratings agency to bank deposits or short-term debt of similar banks or other financial institutions, in each case either that is a demand obligation payable to the holder on any business day or that has a maturity date, mandatory redemption date or mandatory payment date, preceding the relevant Redemption Date (as defined below), Dividend Payment Date or other payment date. We do not intend to establish any reserves for the payment of dividends.
All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of Series B Term Preferred Stock. Dividends will be paid by the Redemption and Payment Agent to the holders of Series B Term Preferred Stock as their names appear on our registration books on the applicable record date, which date will not be more than 20 nor less than 7 calendar days preceding the applicable Dividend Payment Date. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of Series B Term Preferred Stock as their names appear on our registration books on such date, which date will not be more than 20 nor less than 7 calendar days before the payment date, as may be fixed by our board of directors. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any Series B Term Preferred Stock which may be in arrears. See “— Adjustment to Fixed Dividend Rate — Default Period” below.
Upon our failure to pay dividends for at least two years, the holders of Series B Term Preferred Stock will acquire certain additional voting rights. See “— Voting Rights” below. Such rights will be the exclusive remedy of the holders of Series B Term Preferred Stock upon any failure to pay dividends on Series B Term Preferred Stock.
Adjustment to Fixed Dividend Rate — Default Period.   Subject to the cure provisions below, a “Default Period” with respect to Series B Term Preferred Stock will commence on a date we fail to deposit the Deposit Securities as required in connection with a Dividend Payment Date or a Redemption Date. A Default Period will end on the business day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price has have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. The applicable dividend rate for each day during the Default Period will be equal to the Dividend Rate in effect on such day plus two percent (2%) per annum, or the “Default Rate.”
No Default Period will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Redemption and Paying Agent by 12:00 noon, New York City time, on a business day that is not later than three business days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by 360.
Restrictions on Dividend, Redemption, Other Payments and Issuance of Debt.   No full dividends and distributions will be declared or paid on shares of the Series B Term Preferred Stock for any Dividend Period, or a part of a Dividend Period, unless the full cumulative dividends and distributions due through the most recent Dividend Payment Dates for all outstanding shares of our preferred stock of any series have been, or contemporaneously are, declared and paid through the most recent Dividend Payment Dates for each share of our preferred stock. If full cumulative dividends and distributions due have not been declared and paid on all outstanding shares of preferred stock of any series, any dividends and distributions being declared and paid on Series B Term Preferred Stock will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on the shares of each such series of preferred stock on the relevant Dividend Payment Date. No holders of Series B Term Preferred Stock will be entitled to any dividends and distributions in excess of full cumulative dividends and distributions as provided in the certificate of designation.
For so long as any shares of Series B Term Preferred Stock are outstanding, we will not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in common stock) in respect of the common stock, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any such common stock, or (z) pay any proceeds of our liquidation in respect of such common stock, unless, in each case, (A) immediately thereafter, we will be in compliance with the 200% asset coverage limitations set forth under the 1940 Act with respect to a class of senior security which is stock, after deducting the amount of such dividend or distribution or redemption or purchasing price or liquidation proceeds, as described below, (B) all cumulative dividends and distributions of shares of the Series B Term Preferred Stock and all series of preferred stock ranking on parity with the Series B Term Preferred Stock (including the Series A Term Preferred Stock) due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition have been declared and paid (or have been declared and sufficient funds or Deposit Securities as permitted by the terms of such preferred stock for the payment thereof have been deposited irrevocably with the applicable paying agent) and (C) we have deposited Deposit Securities with the Redemption and Paying Agent in accordance with the requirements described herein with respect to outstanding Series B Term Preferred Stock to be redeemed pursuant to a mandatory term redemption or mandatory redemption resulting from the failure to comply with the asset coverage requirements as described below for which a Notice of Redemption (as defined below) has been given or has been required to be given in accordance with the terms described herein on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.
Except as required by law, we will not redeem any shares of Series B Term Preferred Stock unless all accumulated and unpaid dividends and distributions on all outstanding shares of preferred stock of any series (including the Series A Term Preferred Stock) ranking on parity with the Series B Term Preferred Stock with respect to dividends and distributions for all applicable past Dividend Periods (whether or not earned or declared by us) (x) will have been or are contemporaneously paid or (y) will have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such preferred stock) for the payment of such dividends and distributions will have been or are contemporaneously deposited with the applicable paying agent, provided, however, that the foregoing will not prevent the purchase or acquisition of outstanding shares of Series B Term Preferred Stock pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding shares of any other series of preferred stock (such as the Series A Term Preferred Stock) for which all accumulated and unpaid dividends and distributions have not been paid.
1940 Act Asset Coverage.   Under the 1940 Act, we may not (1) declare any dividend with respect to any preferred stock if, at the time of such declaration (and after giving effect thereto), our asset coverage with respect to any of our borrowings that are senior securities representing indebtedness (as determined in accordance with Section 18(h) under the 1940 Act), would be less than 200% or (2) declare any other distribution on the preferred stock or purchase or redeem preferred stock if at the time of the declaration or redemption (and after giving effect thereto), asset coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 300%. “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of capital stock) and evidencing indebtedness and could include our obligations under any borrowings. For purposes of determining our asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term senior security does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term senior security also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of our total assets at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 calendar days and is not extended or renewed; otherwise such loan is presumed not to be for temporary purposes.
Liquidation Rights
In the event of any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, the holders of our preferred stock (including the Series A Term Preferred Stock and the Series B Term Preferred Stock) will be entitled to receive out of our assets available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment will be made in respect of the common stock, a liquidation distribution equal to the Liquidation Preference plus an amount equal to all unpaid dividends and distributions accumulated to, but excluding, the date fixed for such distribution or payment (whether or not earned or declared by us, but excluding interest thereon), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.
If, upon any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all Series B Term Preferred Stock, and any other outstanding shares of preferred stock, if any, will be insufficient to permit the payment in full to such holders of Series B Term Preferred Stock of the Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other shares of preferred stock, then the available assets will be distributed among the holders of such Series B Term Preferred Stock and such other series of preferred stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of our affairs whether voluntary or involuntary, unless and until the Liquidation Preference on each outstanding share of Series B Term Preferred Stock plus accumulated and unpaid dividends and distributions has been paid in full to the holders of Series B Term Preferred Stock, no dividends, distributions or other payments will be made on, and no redemption, repurchase or other acquisition by us will be made by us in respect of, our common stock.
Neither the sale of all or substantially all of our property or business, nor the merger, consolidation or our reorganization into or with any other business or corporation, statutory trust or other entity, nor the merger, consolidation or reorganization of any other business or corporation, statutory trust or other entity into or with us will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the certificate of designation.
Redemption
Mandatory Term Redemption.   We are required to redeem all outstanding shares of the Series B Term Preferred Stock on the Mandatory Redemption Date, at a redemption price equal to the Liquidation Preference plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the Mandatory Redemption Date. If the Mandatory Redemption Date occurs after the applicable record date for a dividend but on or prior to the related Dividend Payment Date, the dividend payable on such Dividend Payment Date in respect of such shares of Series B Term Preferred Stock will be payable on such Dividend Payment Date to the holders of record of such shares of Series B Term Preferred Stock at the close of business on the applicable Dividend Record Date, and will not be payable as part of the redemption price for such shares of Series B Term Preferred Stock.
Redemption for Failure to Maintain Asset Coverage.   If we fail to maintain asset coverage (as defined in the 1940 Act) of at least 200% as provided in the certificate of designation for the Series B Term Preferred Stock and our other preferred stock and such failure is not cured as of the close of business on the Asset Coverage Cure Date, we will fix a redemption date and proceed to redeem the number of shares of preferred stock (including the Series A Term Preferred Stock and the Series B Term Preferred Stock), as described below at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared but excluding interest thereon) to, but excluding, the date fixed for redemption by our board of directors. We will redeem out of funds legally available the number of shares of our preferred stock (which at our discretion may include any number or portion of the Series B Term Preferred Stock), that, when combined with any debt securities redeemed for failure to maintain the asset coverage required by the indenture governing such securities, (1) would result in us having asset coverage of at least 200% if the redemption of such securities were deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date or (2) if fewer, the maximum number of shares of preferred stock that can be redeemed out of funds legally available for such redemption. In connection with any such redemption for failure to maintain the asset coverage required by the 1940 Act, we may, at our sole option, redeem such additional number of shares of preferred stock that will result in our having asset coverage of up to and including 285%. We will effect a redemption on the date fixed by us, which date will not be later than 90 calendar days after the Asset Coverage Cure Date, except that if we do not have funds legally available for the redemption of all of the required number of shares of preferred stock which have been designated to be redeemed or we otherwise are unable to effect such redemption on or prior to 90 calendar days after the Asset Coverage Cure Date, we will redeem those shares of preferred stock which we were unable to redeem on the earliest practicable date on which we are able to effect such redemption.
Optional Redemption.   The Series B Term Preferred Stock may, at our sole option, be redeemed, in whole or in part, at any time after October 29, 2021, upon giving a notice of redemption, or “Notice of Redemption,” at a redemption price per share equal to the Liquidation Preference plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.
Subject to the provisions of the certificate of designation for the Series B Term Preferred Stock and applicable law, our board of directors will have the full power and authority to prescribe the terms and conditions upon which shares of Series B Term Preferred Stock will be redeemed from time to time.
We may not on any date deliver a Notice of Redemption to redeem any shares of Series B Term Preferred Stock pursuant to the optional redemption provisions described above unless on such date we have available Deposit Securities for the redemption contemplated by such notice having a value not less than the amount due to holders of shares of Series B Term Preferred Stock by reason of the redemption of such shares of Series B Term Preferred Stock on such Redemption Date.
Redemption Procedures.   We will file a notice of our intention to redeem with the SEC so as to provide the 30 calendar day notice period contemplated by Rule 23c-2 under the 1940 Act, or such shorter notice period as may be permitted by the SEC or its staff.
If we determine to or are required to redeem, in whole or in part, shares of Series B Term Preferred Stock, we will deliver a Notice of Redemption by overnight delivery, by first class mail, postage prepaid or by electronic means to the holders of record of such shares of Series B Term Preferred Stock to be redeemed, or request the Redemption and Paying Agent, on our behalf, to promptly do so by overnight delivery, by first class mail or by electronic means. A Notice of Redemption will be provided not more than 45 calendar days prior to the date fixed for redemption in such Notice of Redemption, or the “Redemption Date.” If fewer than all of the outstanding shares of Series B Term Preferred Stock are to be redeemed pursuant to either the mandatory redemption provisions triggered by our failure to maintain the required asset coverage or the optional redemption provisions, the shares of Series B Term Preferred Stock to be redeemed will be selected either (1) pro rata among Series B Term Preferred Stock or (2) by lot. If fewer than all shares of Series B Term Preferred Stock held by any holder are to be redeemed, the Notice of Redemption mailed to such holder will also specify the number of shares of Series B Term Preferred Stock to be redeemed from such holder or the method of determining such number. We may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to the certificate of designation for the Series B Term Preferred Stock that such redemption is subject to one or more conditions precedent and that we will not be required to effect such redemption unless each such condition has been satisfied. No defect in any Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.
If we give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by us), we will (i) deposit with the

Redemption and Paying Agent Deposit Securities having an aggregate market value at the time of deposit not less than the redemption price of the shares of Series B Term Preferred Stock to be redeemed on the Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of shares of Series B Term Preferred Stock called for redemption on the Redemption Date. Notwithstanding the foregoing, if the Redemption Date is the Mandatory Redemption Date, then such deposit of Deposit Securities will be made no later than 15 calendar days prior to the Mandatory Redemption Date.
Upon the date of the deposit of Deposit Securities by us for purposes of redemption of shares of Series B Term Preferred Stock, all rights of the holders of Series B Term Preferred Stock so called for redemption will cease and terminate except the right of the holders thereof to receive the applicable redemption price and such shares of Series B Term Preferred Stock will no longer be deemed outstanding for any purpose whatsoever (other than the transfer thereof prior to the applicable Redemption Date and other than the accumulation of dividends on such stock in accordance with the terms of the Series B Term Preferred Stock up to, but excluding, the applicable Redemption Date). We will be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate redemption price of shares of Series B Term Preferred Stock called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of 90 calendar days from the Redemption Date will, to the extent permitted by law, be repaid to us, after which the holders of shares of Series B Term Preferred Stock so called for redemption can look only to us for payment of the Redemption Price. We will be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.
If any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of our legally available funds in accordance with the certificate of designation and applicable law, such redemption will be made as soon as practicable to the extent such funds become available. No default will be deemed to have occurred if we have failed to deposit in trust with the Redemption and Paying Agent the applicable redemption price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any shares of Series B Term Preferred Stock, dividends may be declared and paid on such shares of Series B Term Preferred Stock in accordance with their terms if Deposit Securities for the payment of the redemption price of such shares of Series B Term Preferred Stock have not been deposited in trust with the Redemption and Paying Agent for that purpose.
We may, in our sole discretion and without a stockholder vote, modify the redemption procedures with respect to notification of redemption for the Series B Term Preferred Stock, provided that such modification does not materially and adversely affect the holders of Series B Term Preferred Stock or cause us to violate any applicable law, rule or regulation.
Voting Rights
Except for matters that do not require the vote of holders of the Series B Term Preferred Stock under the 1940 Act and except as otherwise provided in our certificate of incorporation or bylaws, in the certificate of designation or as otherwise required by applicable law, each holder of shares of the Series B Term Preferred Stock will be entitled to one vote for each share of Series B Term Preferred Stock held on each matter submitted to a vote of our stockholders, and the holders of outstanding shares of our preferred stock, including the Series A Term Preferred Stock and Series B Term Preferred Stock, and shares of our common stock will vote together as a single class on all matters submitted to stockholders.
In addition, the holders of our preferred stock (including the Series A Term Preferred Stock and Series B Term Preferred Stock), voting as a separate class, will have the right to elect two Preferred Directors at all times (regardless of the number of directors serving on the board of directors). The holders of outstanding shares of our common stock together with the holders of outstanding shares of our preferred stock, voting together as a single class, will elect the remaining members of the board of directors. Under our certificate of incorporation, our directors are divided into three classes, with the term of one class expiring at each annual meeting of our stockholders. One of our Preferred Directors will be up for election at the annual meeting of our stockholders held in 2019 and the other Preferred Director will be up for election at the annual meeting of our stockholders held in 2020.
Notwithstanding the foregoing, if  (1) at the close of business on any Dividend Payment Date for dividends on any outstanding share of any series of our preferred stock, including any outstanding shares of the Series B Term Preferred Stock, accumulated dividends (whether or not earned or declared) on such share of preferred stock equal to at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or (2) at any time holders of any shares of Series B Term Preferred Stock, together with holders of shares of any of our outstanding preferred stock, are entitled under the 1940 Act to elect a majority of our directors (a period when either of the foregoing conditions exists, a “Voting Period”), then the number of members constituting our board of directors will automatically be increased by the smallest number of directors (each, a “New Preferred Director”) that, when added to the two Preferred Directors, would constitute a majority of our board of directors as so increased by such smallest number. The terms of office of the persons who are directors at the time of that election will not be affected by the election of the New Preferred Directors. If we pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of preferred stock, including the Series B Term Preferred Stock, for all past Dividend Periods, or the Voting Period is otherwise terminated, (1) the voting rights stated above will cease, subject always, however, to the re-vesting of such voting rights in the holders of shares of our preferred stock upon the further occurrence of any of the events described herein, and (2) the terms of office of all New Preferred Directors will terminate automatically. Any preferred stock issued after the date hereof will vote with the Series B Term Preferred Stock as a single class on the matters described above, and the issuance of any other preferred stock by us may reduce the voting power of the holders of the Series B Term Preferred Stock.
As soon as practicable after the accrual of any right of the holders of shares of preferred stock to elect New Preferred Directors, we will call a special meeting of such holders and notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such preferred stock to receive notice, (i) by mailing or delivery by electronic means or (ii) in such other manner and by such other means as are specified in the terms of such preferred stock, a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of the delivery by electronic means or mailing of such notice. If we fail to call such a special meeting, it may be called at our expense by any such holder on like notice. The record date for determining the holders of shares of preferred stock entitled to notice of and to vote at such special meeting will be the close of business on the business day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of preferred stock held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all our other securities and classes of capital stock), will be entitled to elect the number of New Preferred Directors prescribed above on a one-vote-per-share basis.
Except as otherwise permitted by the terms of the certificate of designation, (1) so long as any shares of preferred stock are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of all outstanding shares of preferred stock, voting as a separate class, amend, alter or repeal the provisions of our certificate of incorporation or any applicable certificates of designation (or any other document governing the rights of our preferred stock or the holders thereof as may be required by the rules of any applicable securities exchange), whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of our preferred stock or the holders thereof and (2) so long as any shares of the Series B Term Preferred Stock are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of all outstanding shares of the Series B Term Preferred Stock, voting as a separate class, amend, alter or repeal the provisions of our certificate of incorporation or the applicable certificate of designation (or any other document governing the rights of the Series B Term Preferred Stock or the holders thereof as may be required by the rules of any applicable securities exchange), whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Series B Term Preferred Stock or the holders thereof differently from shares of any other outstanding series of our preferred stock; provided, however, that (i) a change in our capitalization as described under the heading “— Issuance of Additional Preferred Stock” below will not be considered to materially and adversely affect the rights and preferences of any holder of our preferred stock, and (ii) a division of a share of preferred stock will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of such preferred stock. No matter will be deemed to adversely affect any preference, right or power of a share of preferred stock, including the Series B Term Preferred Stock or the holders of Series B Term Preferred Stock, unless such matter (i) alters or abolishes any preferential right of such share of preferred stock, or (ii) creates, alters or abolishes any right in respect of redemption of the preferred stock or the applicable series thereof  (other than as a result of a division of a share of preferred stock). So long as any shares of preferred stock are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of the shares of the preferred stock outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as we are solvent and does not foresee becoming insolvent.
We cannot effect any modification of or repeal our obligation to redeem the Series B Term Preferred Stock on the Mandatory Redemption Date without the prior unanimous approval of the holders of the Series B Term Preferred Stock.
The affirmative vote of the holders of at least a “majority of the shares of our preferred stock,” including the shares of the Series A Term Preferred Stock and Series B Term Preferred Stock outstanding at the time, voting as a separate class, will be required (i) to approve any action requiring a vote of our security holders pursuant to Section 13(a) of the 1940 Act, or (ii) to approve any plan of  “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares of preferred stock. For purposes of the foregoing, the vote of a “majority of the outstanding shares of preferred stock” means the vote at an annual or special meeting duly called (a) of 67% or more of such shares present at a meeting, if the holders of more than 50% of such outstanding shares are present or represented by proxy at such meeting, or (b) of more than 50% of such outstanding shares, whichever is less.
For purposes of determining any rights of the holders of Series B Term Preferred Stock to vote on any matter, whether such right is created by our certificate of incorporation, by the provisions of the certificate of designation for the Series B Term Preferred Stock, by statute or otherwise, no holder of the Series B Term Preferred Stock will be entitled to vote any shares of the Series B Term Preferred Stock and no share of the Series B Term Preferred Stock will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such share of Series B Term Preferred Stock will have been given in accordance with the certificate of designation, and the price for the redemption of such shares of Series B Term Preferred Stock will have been irrevocably deposited with the Redemption and Paying Agent for that purpose. No shares of Series B Term Preferred Stock held by us will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.
Unless otherwise required by law or our certificate of incorporation, holders of the Series B Term Preferred Stock will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the certificate of designation for the Series B Term Preferred Stock. The holders of shares of Series B Term Preferred Stock will have no rights to cumulative voting. In the event that we fail to declare or pay any dividends on shares of the Series B Term Preferred Stock, the exclusive remedy of the holders will be the right to vote for additional directors as discussed above; provided that the foregoing does not affect our obligation to accumulate and, if permitted by applicable law and the certificate of designation for the Series B Term Preferred Stock, pay dividends at the Default Rate as discussed above.
Issuance of Additional Preferred Stock
So long as any shares of Series B Term Preferred Stock are outstanding, we may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of our senior securities representing stock under Section 18 of the 1940 Act, ranking on parity with the Series B Term Preferred Stock as to payment of dividends and distribution of assets upon dissolution, liquidation or the winding up of our affairs, including additional series of preferred stock, and authorize, issue and sell additional shares of any such series of preferred stock then outstanding (including additional shares of the Series B Term Preferred Stock) or so established and created, in each case in accordance with applicable law, provided that we will, immediately after giving effect to the issuance of such additional preferred stock and to its receipt and application of the proceeds thereof, including to the redemption of preferred stock with such proceeds, have asset coverage of at least 200%.
Actions on Other than Business Days
Unless otherwise provided in the certificate of designation for the Series B Term Preferred Stock, if the date for making any payment, performing any act or exercising any right is not a business day (i.e., a calendar day on which the NYSE is open for trading), such payment will be made, act performed or right exercised on the next succeeding business day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.
Modification
Without the consent of any holders of the Series B Term Preferred Stock, our board of directors may amend or modify these terms of the Series B Term Preferred Stock to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision in our certificate of incorporation or make any other provisions with respect to matters or questions arising under these terms of the Series B Term Preferred Stock that are not inconsistent with the provisions in our certificate of incorporation.

PRICE RANGE OF COMMON STOCK
Our common stock began trading on October 8, 2014 and is currently traded on the NYSE under the symbol “ECC.” The following table lists the high and low closing sale price for our common stock, the high and low closing sale price as a percentage of NAV and distributions declared per share for each quarter since January 1, 2016.
Period	NAV(1)	Closing Sales Price		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Distributions Declared(3)
		High	Low
Fiscal year ended December 31, 2016
First quarter	$13.02	$17.00	$13.52	30.6%	3.8%	$0.60
Second quarter	$14.46	$19.05	$15.95	31.7%	10.3%	$0.60(4)
Third quarter	$16.66	$17.98	$16.04	7.9%	(3.7)%	$0.60(5)
Fourth quarter	$17.48	$18.00	$16.23	3.0%	(7.2)%	$0.60(6)
Fiscal year ended December 31, 2017
First quarter	$17.13	$20.85	$16.75	21.7%	(2.2)%	$0.80
Second quarter	$17.53	$22.02	$19.43	25.6%	10.8%	$0.80(7)
Third quarter	$16.67	$21.39	$20.03	28.3%	20.2%	$0.45(8)
Fourth quarter	$16.77	$21.55	$17.78	28.5%	6.0%	$0.60(9)
Fiscal year ending December 31, 2018
First quarter	$16.65	$19.80	$17.76	18.9%	6.7%	$0.60(10)
Second quarter	$16.51	$18.95	$17.90	14.8%	8.4%	$0.60(11)
Third Quarter	$16.55	$18.65	$17.90	12.7%	8.2%	$0.60(12)
Fourth Quarter	$12.40	$18.11	$13.01	46.0%	4.9%	$0.60(13)
Fiscal year ending December 31, 2019
First quarter	$13.70	$17.50	$14.41	27.7%	5.2%	$0.60
Second quarter	$13.45	$17.98	$16.85	33.7%	25.3%	$0.60
Third quarter	$11.45	$19.38	$14.96	69.2%	30.6%	$0.60(14)
Fourth quarter(15) (through November 20, 2019)	N/A	$17.09	$14.07	N/A	N/A	$0.60(16)

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)
Calculated as of the respective high or low closing sales price divided by the quarter end NAV.

(3)
Represents the cash distributions (including dividends, dividends reinvested and returns of capital, if any) per share that we have declared on our common stock in the specified quarter. Per share amount of common stock distributions from return of capital is calculated as total common stock distributions declared to stockholders for the period less the daily weighted average of common stock distributions from net investment income and realized gains on investments for the period, and is estimated for U.S. GAAP purposes for all periods prior to 2019 and tax purposes starting first quarter of 2019. Tax characteristics at distributions will vary.

(4)
Includes a return of capital of approximately $0.02. See also footnote 3 above.

(5)
Includes a return of capital of approximately $0.06. See also footnote 3 above.

(6)
Includes a return of capital of approximately $0.06. See also footnote 3 above.

(7)
Includes a return of capital of approximately $0.01. See also footnote 3 above.

(8)
Includes a return of capital of approximately $0.45. See also footnote 3 above.

(9)
Includes a return of capital of approximately $0.12. See also footnote 3 above.

(10)
Includes a return of capital of approximately $0.11. See also footnote 3 above.

(11)
Includes a return of capital of approximately $0.26. See also footnote 3 above.

(12)
Includes a return of capital of approximately $0.08. See also footnote 3 above.

(13)
Includes a return of capital of approximately $0.22. See also footnote 3 above.

(14)
Includes a return of capital of approximately $0.13. See also footnote 3 above.

(15)
Because our Board has not yet determined our NAV per share of common stock as of December 31, 2019, information dependent upon such NAV per share of common stock is marked as “N/A” in the table.

(16)
On October 1, 2019, we declared three monthly distributions of  $0.20 per share of shares of our common stock. The first of such distributions was paid on October 31, 2019 to holders of record as of October 11, 2019. The remaining of such distributions are payable on November 29, 2019 and December 31, 2019 to holders of record as of November 12, 2019 and December 12, 2019, respectively. A portion of such distributions may be comprised of a return of capital.

Shares of non-diversified closed-end management investment companies may trade at a market price that is less than the NAV that is attributable to those shares. The possibility that our shares of common stock will trade at a discount to NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether our shares will trade at, above or below NAV in the future. Our NAV per share was $11.45 as of September 30, 2019 (the last date prior to the date of this prospectus supplement as of which we determined our NAV). The closing sales price for shares of our common stock on the NYSE on September 30, 2019 (the last business day of the fiscal quarter ended September 30, 2019) was $15.77, which represented a 37.7% premium to NAV per share.
On November  20, 2019, the last reported closing sales price of our common stock was $14.15 per share. As of October 31, 2019, we had 14 stockholders of record of our common stock (which does not reflect holders whose shares are held in street name by a broker, bank or other nominee).

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
As of November 20, 2019, there were 27,869,132 shares of our common stock issued and outstanding and 2,793,726 shares of Preferred Stock issued and outstanding. The following table sets forth, as of that date, certain ownership information with respect to shares of our common stock and our Preferred Stock held by (1) those persons who beneficially own 5% or more of our outstanding shares of either our common stock or our Preferred Stock and (2) our directors and officers as a group.
	Common Stock Beneficially Owned(1)		Preferred Stock Beneficially Owned(1)
Name and Address	Number	%	Number	%
Trident V, L.P. and affiliates(2)	3,336,437	12.0%	—	—
Trident V Parallel Fund, L.P. and affiliates(3)	2,339,901	8.4%	—	—
Eagle Point Credit Management LLC and affiliates(4)	1,457,589	5.2%	—	—
OA Eagle Group Investors, LLC and affiliates(5)	1,444,660	5.2%	—	—
Karpus Management, Inc.(6)	—	—	440,796	15.8%
All officers and directors as a group (9 persons)(7)	111,759	*	11,237	*

*
Represents less than 1.0%.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon filings by such persons as of the date noted above with the SEC and other information obtained from such persons, if available.

(2)
Trident V, L.P. is the sole record owner of 3,336,437 shares of our common stock. Although voting rights with regard to the shares held directly by Trident V, L.P. have been passed through to the ultimate limited partners of Trident V, L.P., Trident Capital V, L.P., as the general partner of Trident V, L.P., could be viewed as having dispositive power over all of the shares of our common stock directly owned by Trident V, L.P. Trident Capital V, L.P. disclaims beneficial ownership of such shares. Trident V, L.P. is a Cayman Islands limited partnership and its address is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830.

(3)
Trident V Parallel Fund, L.P. is the sole record owner of 2,339,901 shares of our common stock. Although voting rights with regard to the shares held directly by Trident V Parallel Fund, L.P. have been passed through to the ultimate limited partners of Trident V Parallel Fund, L.P., Trident Capital V-PF, L.P., as the general partner of Trident V Parallel Fund, L.P., could be viewed as having dispositive power over all of the shares of our common stock directly owned by Trident V Parallel Fund, L.P. Trident Capital V-PF, L.P. disclaims beneficial ownership of such shares. Trident V Parallel Fund, L.P. is a Cayman Islands limited partnership and its address is c/o  Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830.

(4)
The Adviser is the record owner of 1,457,589 shares of our common stock. Each of  (1) Eagle Point Holdings LP, the sole member of the Adviser, (2) Eagle Point Holdings GP LLC, the general partner of Eagle Point Holdings LP, and (3) Trident EP-II Holdings LLC, the holder of a majority of the voting interest of Eagle Point Holdings GP LLC entitled to appoint a majority of the managers of Eagle Point Holdings GP LLC, may be deemed to beneficially own the 1,457,589 shares of our common stock held directly by the Adviser. The principal business address of each of the Adviser, Eagle Point Holdings LP and Eagle Point Holdings GP LLC is c/o Eagle Point Credit Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830. The principal business address of Trident EP-II Holdings LLC is c/o  Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830.

(5)
(i) OA Eagle Group Investors, LLC, or “OAEG,” is the record owner of 736,777 shares of our common stock and (ii) OA Eagle Group Investors II, LLC, or “OAEG II,” is the record owner of 707,883 shares of our common stock. OAEG was established to hold the investment of its sole member, Dynasty Financial II, LLC. OAEG II was established to hold certain coinvestors’ investments. Each of OAEG and OAEG II is managed by Ottawa Avenue Private Capital, LLC, or “Ottawa.”

Ottawa is managed by RDV Corporation, and the sole member of Ottawa is Ottawa Avenue Partners II, LLC, or “Ottawa Partners”. RDV Corporation is the sole member and manager of Ottawa Partners. Mr. Jerry L. Tubergen, in various capacities related to the above entities, including as President, Chief Executive Officer and Chief Investment Officer of Ottawa and Chief Executive Officer and Chief Investment Officer of RDV Corporation, may be deemed to share beneficial ownership of the shares of our common stock owned of record by OAEG and OAEG II. The address of each of OAEG, OAEG II, Ottawa, RDV Corporation and Mr. Tubergen is 126 Ottawa Avenue NW, Suite 500, Grand Rapids, MI 49503.
(6)
The number of shares beneficially owned is based on a Schedule 13G filed on February 14, 2019, reflecting sole voting and dispositive power with respect to 440,796 shares. The address of Karpus Management, Inc. is 183 Sully’s Trail, Pittsford, NY 14534.

(7)
The address of each of our officers and directors is c/o  Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

PLAN OF DISTRIBUTION
We have entered into the Sales Agreement with BRFBR and National acting as our placement agents. Pursuant to the Sales Agreement, we may at any time and from time to time offer and sell shares of our common stock and Series B Term Preferred Stock.
Upon written instructions from us, the placement agents will use their commercially reasonable efforts consistent with its normal sales and trading practices to sell, as our placement agents, our common stock and Series B Term Preferred Stock under the terms and subject to the conditions set forth in the Sales Agreement and our instructions. We will instruct the placement agents as to the amount of common stock or Series B Term Preferred Stock to be sold by it and the minimum price below which sales of common stock or Series B Term Preferred Stock may not be made. We may instruct BRFBR not to sell common stock or Series B Term Preferred Stock if the sales cannot be effected at or above the price designated by us in any instruction, or for any other reason. The sales price per share of our common stock offered by this prospectus supplement and the accompanying prospectus, less commissions payable under the Sales Agreement and discounts, if any, will not be less than the net asset value per share of our common stock at the time of such sale. We or the placement agents may suspend the offering of shares of our common stock or Series B Term Preferred Stock upon proper notice and subject to other conditions.
Sales of our common stock and Series B Term Preferred Stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act. The placement agents will provide written confirmation of a sale to us no later than the opening of the trading day on the NYSE following each trading day in which shares of our common stock or Series B Term Preferred Stock are sold under the Sales Agreement. Each confirmation will include the number of shares of common stock or Series B Term Preferred Stock sold on the preceding day, the net proceeds to us and the compensation payable by us to the placement agents, in connection with the sales.
Each placement agent will receive a commission from us equal to up to 2.0% of the gross sales price of any shares of our common stock or Series B Term Preferred Stock sold through it under the Sales Agreement. We estimate that the total expenses for the offering, including compensation payable to the placement agents under the terms of the Sales Agreement, will be approximately $3.0 million, including up to $50,000 in reimbursement of fees and expenses of counsel to the placement agents incurred in connection with this offering, and up to $2,500 per calendar quarter during the term of the Sales Agreement for fees and expense of counsel to the placement agents incurred in connection with quarterly updates for this offering.
Unless otherwise specified in our instructions, settlement for sales of shares of common stock and Series B Term Preferred Stock will occur on the second trading day (or such shorter settlement cycle as may be in effect under Exchange Act Rule 15c6-1 from time to time) following the date on which such sales are made, in return for payment of the net proceeds to us. There is no arrangement for funds to be received in an escrow, trust or similar arrangement. We will disclose, through our annual report, semi-annual report and quarterly report, as applicable, at least quarterly, the number of shares of our common stock and Series B Term Preferred stock sold through the placement agents under the Sales Agreement and the net proceeds to us.
In connection with the sale of the common stock and Series B Term Preferred Stock on our behalf, each placement agent will be deemed to be an “underwriter” within the meaning of the Securities Act, and the compensation of the placement agents will be deemed to be underwriting commissions or discounts. We have agreed to provide indemnification and contribution to the placement agents against certain civil liabilities, including liabilities under the Securities Act.
The offering of our shares of common stock and Series B Term Preferred Stock pursuant to the Sales Agreement will terminate upon the earlier of  (i) the sale of all the shares of common stock and Series B Term Preferred Stock registered under the registration statement of which this prospectus supplement forms a part or (ii) the termination of the Sales Agreement as permitted therein.
Each of the placement agents and their respective affiliates have provided and may in the future provide various investment banking and advisory services to us from time to time for which they have received, and are expected to receive, customary fees and expenses.

The principal business address of the placement agents is: BRFBR, 299 Park Avenue, 21st Floor, New York, NY 10171 and National, 200 Vesey Street, 25th Floor, New York, NY 10281.
LEGAL MATTERS
Certain legal matters in connection with the common stock and Series B Term Preferred Stock will be passed upon for us by Dechert LLP, One International Place, 40th Floor, 100 Oliver Street, Boston, Massachusetts, and for the placement agents by Duane Morris LLP, One Riverfront Plaza, 1037 Raymond Boulevard, Suite 1800, Newark, New Jersey 07102.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP, an independent registered public accounting firm located at 345 Park Avenue, New York, New York 10154, provides audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.
ADDITIONAL INFORMATION
We have filed with the SEC a registration statement on Form N-2 (file numbers 333-218611 and 811-22974), together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus supplement and the accompanying prospectus. Our registration statement may be obtained from the SEC at www.sec.gov.
We file with or submit to the SEC annual and semi-annual reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934, as amended. This information is available free of charge by writing us at Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, CT 06830, Attention: Investor Relations, by telephone at (844) 810-6501, or on our website at www.eaglepointcreditcompany.com. Information on our website is not incorporated by reference into or a part of this prospectus supplement or the accompanying prospectus.

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Financial Statements
September 30, 2019

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Assets and Liabilities
As of September 30, 2019
(expressed in U.S. dollars)
(Unaudited)
ASSETS
Investments, at fair value (cost $562,748,768)	$438,317,278
Cash and cash equivalents	57,026,042
Interest receivable	16,566,996
Receivable for securities sold	7,495,935
Receivable for shares of common stock issued pursuant to the Company’s dividend reinvestment plan	321,621
Prepaid expenses	301,149
Total Assets	520,029,021
LIABILITIES
6.6875% Unsecured Notes due 2028, at fair value under the fair value option (aggregate principal amount of $67,277,675) (Note 7)	68,973,072
7.75% Series A Term Preferred Stock due 2022 (Note 6):
7.75% Series A Term Preferred Stock due 2022 (909,000 shares outstanding)	22,725,000
Unamortized deferred issuance costs associated with 7.75% Series A Term Preferred Stock due 2022	(498,022)
Net 7.75% Series A Term Preferred Stock due 2022 less associated unamortized deferred issuance costs	22,226,978
7.75% Series B Term Preferred Stock due 2026 (Note 6):
7.75% Series B Term Preferred Stock due 2026 (1,884,726 shares outstanding)	47,118,150
Unamortized deferred issuance costs associated with 7.75% Series B Term Preferred Stock due 2026	(1,938,742)
Net 7.75% Series B Term Preferred Stock due 2026 less associated unamortized deferred issuance costs	45,179,408
6.75% Unsecured Notes due 2027 (Note 7):
6.75% Unsecured Notes due 2027	31,625,000
Unamortized deferred issuance costs associated with 6.75% Unsecured Notes due 2027	(1,099,168)
Net 6.75% Unsecured Notes due 2027 less associated unamortized deferred issuance costs	30,525,832
Payable for securities purchased	37,093,129
Incentive fee payable	2,817,657
Management fee payable	1,638,386
Professional fees payable	179,395
Administration fees payable	152,202
Directors’ fees payable	66,248
Due to affiliates	31,710
Tax expense payable	13,500
Other expenses payable	41,026
Total Liabilities	208,938,543
COMMITMENTS AND CONTINGENCIES (Note 9)
NET ASSETS applicable to 27,164,078 shares of $0.001 par value common stock outstanding	$311,090,478
NET ASSETS consist of:
Paid-in capital (Note 5)	$502,954,510
Aggregate distributable earnings (losses)	(190,511,897)
Accumulated other comprehensive income (loss)	(1,352,135)
Total Net Assets	$311,090,478
Net asset value per share of common stock	$11.45

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments
As of September 30, 2019
(expressed in U.S. dollars)
(Unaudited)
Issuer(1)	Investment(2)	Acquisition Date(3)	Principal Amount	Cost	Fair Value(4)	% of Net Assets
CLO Debt(5)
Avery Point V CLO, Limited	CLO Secured Note – Class E (7.20% due 07/17/26)	06/08/18	$3,950,000	$3,848,771	$3,127,215	1.01%
Avery Point V CLO, Limited	CLO Secured Note – Class F (7.80% due 07/17/26)	06/06/18	875,500	813,651	648,746	0.21%
CIFC Funding 2015-III, Ltd.	CLO Secured Note – Class F-R (9.10% due 04/19/29)	02/23/18	2,450,000	2,364,360	2,096,220	0.67%
Cutwater 2015-I, Ltd.	CLO Secured Note – Class E-R (8.25% due 01/15/29)	10/15/18	2,756,250	2,711,829	2,369,824	0.76%
Dryden 53 CLO, Ltd.	CLO Secured Note – Class F (9.80% due 01/15/31)	11/28/17	830,000	805,586	698,279	0.22%
Flagship CLO VIII, Ltd.	CLO Secured Note – Class F-R (8.16% due 01/16/26)	01/18/18	8,000,000	7,861,124	6,184,000	1.99%
HarbourView CLO VII-R, Ltd.	CLO Secured Note – Class F (10.57% due 07/18/31)	05/17/18	733,333	690,816	607,786	0.20%
Marathon CLO VII Ltd.	CLO Secured Note – Class D (7.66% due 10/28/25)	02/08/18	2,875,000	2,826,449	2,279,875	0.73%
Marathon CLO VIII Ltd.	CLO Secured Note – Class D-R (8.74% due 10/18/31)	06/16/15	4,150,000	4,071,963	3,278,500	1.05%
Marathon CLO XI Ltd.	CLO Secured Note – Class D (7.78% due 04/20/31)	02/06/18	1,650,000	1,650,000	1,323,300	0.43%
Octagon Investment Partners 27, Ltd.	CLO Secured Note – Class F-R (10.15% due 07/15/30)	07/05/18	900,000	840,893	751,500	0.24%
OZLM XXII, Ltd.	CLO Secured Note – Class D (7.60% due 01/17/31)	02/05/18	900,000	895,997	774,450	0.25%
Steele Creek CLO 2019-1, Ltd.	CLO Secured Note – Class E (9.57% due 04/15/32)	03/22/19	2,810,000	2,696,967	2,605,994	0.84%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Secured Note – Class F-R (10.17% due 01/15/31)	12/21/17	330,000	308,899	273,108	0.09%
THL Credit Wind River 2019-2 CLO Ltd.	CLO Secured Note – Class E (9.34% due 01/15/33)	09/20/19	1,180,000	1,180,000	1,180,000	0.38%
Zais CLO 3, Limited	CLO Secured Note – Class DR (9.21% due 07/15/31)	06/22/18	1,850,000	1,807,077	1,480,000	0.48%
				35,374,382	29,678,797	9.54%
CLO Equity(6)(7)
ALM VIII, Ltd.	CLO Preferred Shares (estimated yield of 0.00% due 10/20/28)(8)(9)	06/02/16	8,725,000	4,954,957	2,385,697	0.77%
Apidos CLO XIV	CLO Subordinated Note (estimated yield of 0.00% due 04/15/25)(10)	06/06/14	11,177,500	665,882	558,875	0.18%
Ares XXXIX CLO Ltd.	CLO Subordinated Note (estimated yield of 13.15% due 04/18/31)	06/22/16	4,521,000	3,242,110	2,585,422	0.83%
Ares XLI CLO Ltd.	CLO Income Note (estimated yield of 8.33% due 01/15/29)(8)	11/29/16	19,470,000	15,205,702	10,490,717	3.37%
Ares XLIII CLO Ltd.	CLO Income Note (estimated yield of 9.20% due 10/15/29)(8)	04/04/17	20,100,000	16,198,792	11,477,475	3.69%
Ares LI CLO Ltd.	CLO Income Note (estimated yield of 13.91% due 04/15/31)(8)	01/25/19	13,400,000	10,788,833	9,921,239	3.19%
Atrium XI	CLO Subordinated Note (estimated yield of 0.00% due 10/23/25)(10)	02/07/17	5,903,000	144,909	88,545	0.03%
Avery Point V CLO, Limited	CLO Income Note (estimated yield of 0.00% due 07/17/26)(9)	10/16/14	13,687,500	4,858,398	410,625	0.13%
Bain Capital Credit CLO 2016-2, Limited	CLO Income Note (estimated yield of 7.28% due 01/15/29)(8)(11)	11/30/16	16,700,000	12,312,119	7,568,801	2.43%
Barings CLO Ltd. 2018-I	CLO Income Note (estimated yield of 14.04% due 04/15/31)(8)	02/23/18	20,808,000	17,005,894	14,205,599	4.57%
Barings CLO Ltd. 2019-I	CLO Income Note (estimated yield of 17.29% due 04/15/31)(8)	02/12/19	11,150,000	9,022,065	9,244,067	2.97%
Barings CLO Ltd. 2019-II	CLO Income Note (estimated yield of 16.15% due 04/15/31)(8)	03/15/19	14,450,000	11,197,552	10,611,945	3.41%
Battalion CLO IX Ltd.	CLO Income Note (estimated yield of 14.59% due 07/15/31)(8)	07/09/15	17,784,935	13,292,877	11,090,216	3.57%
Birchwood Park CLO, Ltd.	CLO Income Note (estimated yield of 0.00% due 07/15/26)(10)	05/23/17	1,575,000	134,542	118,125	0.04%
BlueMountain CLO 2013-2, Ltd.	CLO Subordinated Note (estimated yield of 6.83% due 10/22/30)	10/21/14	5,000,000	3,158,096	1,484,718	0.48%
See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments
As of September 30, 2019
(expressed in U.S. dollars)
(Unaudited)

Issuer(1)	Investment(2)	Acquisition Date(3)	Principal Amount	Cost	Fair Value(4)	% of Net Assets
Bowman Park CLO Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 11/23/25)(9)	10/29/15	$8,180,000	$4,033,469	$2,085,900	0.67%
Bristol Park CLO, Ltd.	CLO Income Note (estimated yield of 6.37% due 04/15/29)(8)(11)	11/01/16	34,250,000	25,612,419	16,536,325	5.32%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	CLO Subordinated Note (estimated yield of 21.51% due 07/15/31)	06/02/16	8,300,000	4,011,039	3,649,718	1.17%
Carlyle US CLO 2017-4, Ltd.	CLO Income Note (estimated yield of 14.28% due 01/15/30)	10/13/17	7,874,061	6,193,082	5,020,006	1.61%
CIFC Funding 2013-II, Ltd.	CLO Income Note (estimated yield of 18.16% due 10/18/30)(8)	06/06/14	17,265,625	7,449,763	6,553,418	2.11%
CIFC Funding 2014, Ltd.	CLO Income Note (estimated yield of 16.00% due 01/18/31)(8)	06/06/14	16,033,750	8,780,113	7,356,459	2.36%
CIFC Funding 2014-III, Ltd.	CLO Income Note (estimated yield of 17.28% due 10/22/31)	02/17/15	19,725,000	10,292,922	8,953,280	2.88%
CIFC Funding 2014-IV-R, Ltd.	CLO Income Note (estimated yield of 11.34% due 10/17/30)	08/05/14	7,500,500	4,178,193	2,982,742	0.96%
CIFC Funding 2015-III, Ltd.	CLO Income Note (estimated yield of 20.71% due 04/19/29)(8)	06/23/15	9,724,324	6,002,606	5,587,192	1.80%
CIFC Funding 2019-III, Ltd.	CLO Subordinated Note (estimated yield of 14.61% due 07/16/32)	04/18/19	2,875,000	2,300,000	2,091,232	0.67%
CIFC Funding 2019-IV, Ltd.	CLO Income Note (estimated yield of 15.26% due 07/15/32)(8)	06/07/19	14,000,000	11,365,452	11,331,674	3.64%
Cutwater 2015-I, Ltd.	CLO Income Note (estimated yield of 26.13% due 01/15/29)(8)	05/01/15	31,100,000	18,100,482	13,920,219	4.47%
Dewolf Park CLO, Ltd.	CLO Income Note (estimated yield of 11.51% due 10/15/30)(8)	08/10/17	7,700,000	6,208,552	4,968,166	1.60%
Dryden 53 CLO, Ltd.	CLO Income Note (estimated yield of 16.78% due 01/15/31)	11/28/17	7,684,999	5,869,622	5,414,781	1.74%
Dryden 56 Euro CLO 2017 B.V.(12)	CLO Subordinated Note (estimated yield of 14.61% due 01/15/32)	11/02/17	1,675,000	1,690,729	1,487,305	0.48%
Dryden 66 Euro CLO 2018 B.V.(12)	CLO Subordinated Note (estimated yield of 13.84% due 01/18/32)	11/08/18	1,025,000	1,013,366	878,968	0.28%
Dryden 68 CLO, Ltd.	CLO Income Note (estimated yield of 12.93% due 07/15/49)(8)	05/30/19	13,150,000	10,858,429	10,263,057	3.30%
Flagship CLO VIII, Ltd.	CLO Income Note (estimated yield of 0.00% due 01/16/26)(8)(9)	10/02/14	27,360,000	11,219,974	2,188,800	0.70%
Halcyon Loan Advisors Funding 2014-3, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/22/25)(9)	09/12/14	5,750,000	2,557,502	115,000	0.04%
HarbourView CLO VII-R, Ltd.	CLO Subordinated Note (estimated yield of 36.66% due 07/18/31)	09/29/17	1,100,000	412,409	380,043	0.12%
Madison Park Funding VIII, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 04/22/22)(10)	08/18/16	9,050,000	41,365	22,625	0.01%
Madison Park Funding XXI, Ltd.	CLO Subordinated Note (estimated yield of 8.28% due 07/25/29)	08/22/16	4,150,000	3,028,872	2,711,803	0.87%
Madison Park Funding XXII, Ltd.	CLO Subordinated Note (estimated yield of 8.99% due 10/25/29)	10/30/18	6,327,082	5,121,842	4,411,123	1.42%
Madison Park Funding XL, Ltd.	CLO Subordinated Note (estimated yield of 10.47% due 02/28/47)	06/02/16	10,960,000	6,615,639	5,640,085	1.81%
Madison Park Funding XLIV, Ltd.	CLO Subordinated Note (estimated yield of 14.29% due 01/23/48)	11/16/18	10,279,000	7,070,189	7,124,385	2.29%
Marathon CLO VI Ltd.	CLO Subordinated Note (estimated yield of 1.71% due 05/13/28)	06/06/14	6,375,000	2,806,629	1,268,934	0.41%
Marathon CLO VII Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/28/25)(9)	10/30/14	10,526,000	4,875,495	1,157,860	0.37%
Marathon CLO VIII Ltd.	CLO Income Note (estimated yield of 19.19% due 10/18/31)	06/16/15	16,333,000	10,633,294	8,434,626	2.71%
Marathon CLO X Ltd.	CLO Subordinated Note (estimated yield of 12.48% due 11/15/29)	08/09/17	2,550,000	1,944,689	1,220,466	0.39%
Marathon CLO XI Ltd.	CLO Subordinated Note (estimated yield of 19.05% due 04/20/31)	02/06/18	2,075,000	1,804,599	1,430,843	0.46%
Marathon CLO XII Ltd.	CLO Subordinated Note (estimated yield of 15.46% due 04/18/31)	09/06/18	4,500,000	3,994,490	3,211,902	1.03%
Octagon Investment Partners XIV, Ltd.	CLO Income Note (estimated yield of 8.48% due 07/15/29)	06/06/14	4,037,500	2,112,782	1,482,011	0.48%
See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments
As of September 30, 2019
(expressed in U.S. dollars)
(Unaudited)

Issuer(1)	Investment(2)	Acquisition Date(3)	Principal Amount	Cost	Fair Value(4)	% of Net Assets
Octagon Investment Partners XIV, Ltd.	CLO Subordinated Note (estimated yield of 8.48% due 07/15/29)(8)	06/06/14	$16,534,625	$10,898,561	$6,931,736	2.23%
Octagon Investment Partners XIX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 04/15/26)(9)	10/27/14	3,000,000	1,153,283	270,000	0.09%
Octagon Investment Partners 26, Ltd.	CLO Income Note (estimated yield of 28.50% due 07/15/30)(8)	03/23/16	13,750,000	7,410,934	8,806,838	2.83%
Octagon Investment Partners 27, Ltd.	CLO Income Note (estimated yield of 22.30% due 07/15/30)(8)	05/25/16	11,804,048	6,912,343	6,822,428	2.19%
Octagon Investment Partners 44, Ltd.	CLO Income Note (estimated yield of 16.21% due 07/20/32)(8)	06/19/19	13,500,000	11,106,585	10,992,347	3.53%
OFSI BSL VIII, Ltd.	CLO Income Note (estimated yield of 15.03% due 08/16/37)(8)	07/18/17	7,719,320	6,496,615	4,654,277	1.50%
OHA Credit Partners IX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/20/25)(9)	09/05/14	6,750,000	4,353,386	3,510,000	1.13%
Regatta III Funding Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 04/15/26)(10)	09/05/14	2,500,000	6,606	6,250	0.00%
Steele Creek CLO 2015-1, Ltd.	CLO Subordinated Note (estimated yield of 7.22% due 05/21/29)	07/26/17	8,100,000	5,496,499	2,995,362	0.96%
CLO Equity(6)(7)
Steele Creek CLO 2018-1, Ltd.	CLO Income Note (estimated yield of 19.61% due 04/15/48)(8)	03/28/18	11,370,000	9,022,222	7,693,563	2.47%
Steele Creek CLO 2019-1, Ltd.	CLO Income Note (estimated yield of 14.77% due 04/15/49)(8)	03/22/19	8,500,000	6,992,975	5,631,859	1.81%
THL Credit Lake Shore MM CLO I Ltd.	CLO Income Note (estimated yield of 13.99% due 04/15/30)(8)	03/08/19	14,550,000	11,864,070	10,327,201	3.32%
THL Credit Wind River 2013-2 CLO Ltd.	CLO Income Note (estimated yield of 8.04% due 10/18/30)(8)	06/06/14	11,597,500	7,574,697	4,336,809	1.39%
THL Credit Wind River 2014-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 14.72% due 07/18/31)	05/05/16	9,681,764	5,217,550	3,566,912	1.15%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Income Note (estimated yield of 5.38% due 01/15/31)	12/21/16	2,205,627	1,144,116	604,399	0.19%
THL Credit Wind River 2014-3 CLO Ltd.	CLO Subordinated Note (estimated yield of 14.04% due 10/22/31)	12/17/14	11,000,000	7,168,958	4,822,018	1.55%
THL Credit Wind River 2016-1 CLO Ltd.	CLO Income Note (estimated yield of 10.49% due 07/15/28)(8)	05/18/16	13,050,000	10,375,066	7,083,305	2.28%
THL Credit Wind River 2017-1 CLO Ltd.	CLO Income Note (estimated yield of 9.04% due 04/18/29)(8)	02/02/17	14,950,000	11,767,703	7,950,228	2.56%
THL Credit Wind River 2017-3 CLO Ltd.	CLO Income Note (estimated yield of 11.72% due 10/15/30)(8)	08/09/17	18,150,000	14,764,436	11,053,166	3.55%
THL Credit Wind River 2018-1 CLO Ltd.	CLO Income Note (estimated yield of 16.06% due 07/15/30)(8)	06/22/18	15,750,000	12,335,719	11,560,307	3.72%
THL Credit Wind River 2019-2 CLO Ltd.	CLO Income Note (estimated yield of 16.40% due 01/15/33)(8)	09/20/19	13,470,000	10,762,059	10,762,059	3.46%
Vibrant CLO V, Ltd.	CLO Subordinated Note (estimated yield of 8.10% due 01/20/29)	04/27/17	4,200,000	3,373,231	1,963,794	0.63%
Zais CLO 3, Limited	CLO Income Note (estimated yield of 27.16% due 07/15/31)(8)	04/08/15	16,871,644	9,506,515	8,465,756	2.72%
Zais CLO 5, Limited	CLO Subordinated Note (estimated yield of 18.95% due 10/15/28)	09/23/16	5,950,000	3,752,320	2,359,183	0.76%
Zais CLO 6, Limited	CLO Subordinated Note (estimated yield of 22.15% due 07/15/29)	05/03/17	11,600,000	7,582,032	5,705,392	1.83%
Zais CLO 7, Limited	CLO Income Note (estimated yield of 20.02% due 04/15/30)	09/11/17	12,777,500	9,125,972	7,309,118	2.35%
Zais CLO 8, Limited	CLO Subordinated Note (estimated yield of 16.96% due 04/15/29)	10/11/18	750,000	617,398	429,251	0.14%
Zais CLO 9, Limited	CLO Subordinated Note (estimated yield of 20.29% due 07/20/31)	10/29/18	2,390,000	1,901,299	1,530,753	0.49%
				519,065,886	400,267,325	128.67%
Loan Accumulation Facilities(6)(13)
Steamboat IV, Ltd.	Loan Accumulation Facility (Income notes)	03/22/18	7,138,500	7,138,500	7,201,140	2.31%
Steamboat V, Ltd.	Loan Accumulation Facility (Income notes)	09/17/19	1,170,000	1,170,000	1,170,016	0.38%
				8,308,500	8,371,156	2.69%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments
As of September 30, 2019
(expressed in U.S. dollars)
(Unaudited)

Issuer(1)	Investment(2)	Acquisition Date(3)	Principal Amount	Cost	Fair Value(4)	% of Net Assets
Total investments at fair value as of September 30, 2019				$562,748,768	$438,317,278	140.90%
Cash Equivalents
United States Treasury	Treasury Bill (1.50% due 10/31/19)		$25,000,000	24,994,141	24,994,141	8.03%
				$24,994,141	$24,994,141	8.03%
Liabilities valued at fair value option(14)
6.6875% Unsecured Notes due 2028	Unsecured Note		$(67,277,675)	$(67,277,675)	$(68,973,072)	-22.17%
				$(67,277,675)	$(68,973,072)	-22.17%
Net assets above (below) fair value of investments and liabilities at fair value					(83,247,869)
Net assets as of September 30, 2019					$311,090,478

(1)
The Company is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, we would be presumed to “control” an issuer if we owned 25% or more of its voting securities.

(2)
All investments are restricted and categorized as structured finance securities.

(3)
Acquisition date represents the initial date of purchase or the date the investment was contributed to the Company.

(4)
Fair value is determined in good faith in accordance with the Company’s valuation policy and is approved by the Company’s Board of Directors.

(5)
CLO debt positions reflect the coupon rates as of September 30, 2019.

(6)
The fair value of CLO equity and loan accumulation facility are classified as Level III investments.See Note 3 “Investments” for further discussion.

(7)
CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses.The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment.It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.The estimated yield and investment cost may ultimately not be realized. As of September 30, 2019, the Company’s weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 13.35%.When excluding called CLOs, the Company’s weighted average effective yield on its CLO equity positions was 13.38%.

(8)
Fair value includes the Company’s interest in fee rebates on CLO subordinated and income notes.

(9)
As of September 30, 2019, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments
As of September 30, 2019
(expressed in U.S. dollars)
(Unaudited)

(10)
As of September 30, 2019 the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.

(11)
For the period ending September 30, 2019, the Company converted its CLO equity investment from subordinated notes to income notes.

(12)
Investment is denominated in EUR.

(13)
Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

(14)
The Company has accounted for its 6.6875% notes due 2028 utilizing the fair value option election under ASC Topic 825.Accordingly, the Series 2028 Notes will be carried at their fair value.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Operations
For the nine months ended September 30, 2019
(expressed in U.S. dollars)
(Unaudited)
INVESTMENT INCOME
Interest income	$48,166,196
Other income	3,513,840
Total Investment Income	51,680,036
EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	2,394,907
Interest expense on 7.75% Series B Term Preferred Stock due 2026	2,886,443
Interest expense on 6.75% Unsecured Notes due 2027	1,674,025
Interest expense on 6.6875% Unsecured Notes due 2028	3,374,396
Total Interest Expense on Preferred Stock and Unsecured Notes	10,329,771
Incentive fee	6,652,035
Management fee	5,320,663
Professional fees	898,434
Administration fees	693,995
Directors’ fees	298,122
Tax expense	67,819
Other expenses	706,766
Total Expenses	24,967,605
Incentive fee voluntarily waived by the Adviser (Note 4)	(107,543)
Net Expenses	24,860,062
NET INVESTMENT INCOME	26,819,974
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	(6,377,950)
Net realized gain (loss) on extinguishment of debt	(537,713)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	(13,909,184)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(1,594,201)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(22,419,048)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,400,926
See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Comprehensive Income
For the nine months ended September 30, 2019
(expressed in U.S. dollars)
(Unaudited)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,400,926
OTHER COMPREHENSIVE INCOME (LOSS)(1)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(2,819,214)
Total Other Comprehensive Income (Loss)	(2,819,214)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME	$1,581,712

(1)
See Note 2 “Summary of Significant Accounting Policies — Other Financial Assets and Financial Liabilities at Fair Value” for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Operations
(expressed in U.S. dollars)
(Unaudited)
	For the nine months ended September 30, 2019	For the nine months ended September 30, 2018
INVESTMENT INCOME
Interest income	$48,166,196	$48,621,403
Other income	3,513,840	3,313,254
Total Investment Income	51,680,036	51,934,657
EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	2,394,907	2,855,644
Interest expense on 7.75% Series B Term Preferred Stock due 2026	2,886,443	2,847,015
Interest expense on 7.00% Unsecured Notes due 2020	—	1,888,023
Interest expense on 6.75% Unsecured Notes due 2027	1,674,025	1,668,294
Interest expense on 6.6875% Unsecured Notes due 2028	3,374,396	1,949,651
Total Interest Expense on Preferred Stock and Unsecured Notes	10,329,771	11,208,627
Incentive fee	6,652,035	5,119,320
Management fee	5,320,663	5,908,659
Professional fees	898,434	1,064,736
Administration fees	693,995	798,491
Directors’ fees	298,122	298,124
Tax expense	67,819	89,439
Other expenses	706,766	404,109
Commission expense	—	2,102,427
Total Expenses	24,967,605	26,993,932
Incentive fee voluntarily waived by the Adviser (Note 4)	(107,543)	(323,607)
Net Expenses	24,860,062	26,670,325
NET INVESTMENT INCOME	26,819,974	25,264,332
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	(6,377,950)	2,780,650
Net realized gain (loss) on extinguishment of debt	(537,713)	(1,539,914)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	(13,909,184)	2,301,164
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(1,594,201)	—
NET REALIZED AND UNREALIZED GAIN (LOSS)	(22,419,048)	3,541,900
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,400,926	$28,806,232
Note:   The above Consolidated Statements of Operations represents the nine months ended September 30, 2019, and the nine months ended September 30, 2018 and has been provided as supplemental information to the consolidated financial statements.
See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Operations
(expressed in U.S. dollars)
(Unaudited)
	For the three months ended September 30, 2019	For the six months ended June 30, 2019	For the nine months ended September 30, 2019
INVESTMENT INCOME
Interest income	$16,504,270	$31,661,926	$48,166,196
Other income	1,298,409	2,215,431	3,513,840
Total Investment Income	17,802,679	33,877,357	51,680,036
EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	479,990	1,914,917	2,394,907
Interest expense on 7.75% Series B Term Preferred Stock due 2026	962,632	1,923,811	2,886,443
Interest expense on 6.75% Unsecured Notes due 2027	558,468	1,115,557	1,674,025
Interest expense on 6.6875% Unsecured Notes due 2028	1,124,799	2,249,597	3,374,396
Total Interest Expense on Preferred Stock and Unsecured Notes	3,125,889	7,203,882	10,329,771
Incentive fee	2,435,370	4,216,665	6,652,035
Management fee	1,638,387	3,682,276	5,320,663
Professional fees	300,441	597,993	898,434
Administration fees	207,000	486,995	693,995
Directors’ fees	99,372	198,750	298,122
Tax expense	22,819	45,000	67,819
Other expenses	205,821	500,945	706,766
Total Expenses	8,035,099	16,932,506	24,967,605
Incentive fee voluntarily waived by the Adviser (Note 4)	—	(107,543)	(107,543)
Net Expenses	8,035,099	16,824,963	24,860,062
NET INVESTMENT INCOME	9,767,580	17,052,394	26,819,974
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	84,042	(6,461,992)	(6,377,950)
Net realized gain (loss) on extinguishment of debt	—	(537,713)	(537,713)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	(52,060,537)	38,151,353	(13,909,184)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(17,788)	(1,576,413)	(1,594,201)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(51,994,283)	29,575,235	(22,419,048)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(42,226,703)	$46,627,629	$4,400,926
Note:   The above Consolidated Statements of Operations represents the three months ended September 30, 2019, the six months ended June 30, 2019, and the nine months ended September 30, 2019 and has been provided as supplemental information to the consolidated financial statements.
See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Changes in Net Assets
(expressed in U.S. dollars)
(Unaudited)
	For the nine months ended September 30, 2019	For the year ended December 31, 2018
Net increase (decrease) in net assets resulting from operations:
Net investment income	$26,819,974	$34,693,900
Net realized gain (loss) on investments, foreign currency and cash equivalents	(6,377,950)	2,119,650
Net realized gain (loss) on extinguishment of debt	(537,713)	(1,539,914)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	(13,909,184)	(91,373,068)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(1,594,201)	1,250,940
Total net increase (decrease) in net assets resulting from operations	4,400,926	(54,848,492)
Other comprehensive income (loss):
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(2,819,214)	1,467,079
Total other comprehensive income (loss)	(2,819,214)	1,467,079
Common stock distributions paid to stockholders:
Total earnings distributed	(41,625,368)	(32,870,543)
Common stock distributions from tax return of capital	(3,240,298)	(19,478,443)
Total common stock distributions paid to stockholders	(44,865,666)	(52,348,986)
Capital share transactions:
Issuance of shares of common stock upon the Company’s follow-on offerings, net of underwriting discounts, commissions and offering expenses	—	38,844,793
Issuance of shares of common stock pursuant to the Company’s “at the market” program, net of commissions and offering expenses	65,245,959	37,141,908
Issuance of shares of common stock pursuant to the Company’s dividend reinvestment plan	2,000,630	220,572
Paid-in capital contribution	—	1,394,531
Total capital share transactions	67,246,589	77,601,804
Total increase (decrease) in net assets	23,962,636	(28,128,597)
Net assets at beginning of period	287,127,842	315,256,439
Net assets at end of period	$311,090,478	$287,127,842
Capital share activity:
Shares of common stock sold upon the Company’s follow-on offerings	—	2,242,500
Shares of common stock sold pursuant to the Company’s “at the market” program	3,883,852	2,099,400
Shares of common stock issued pursuant to the Company’s dividend reinvestment plan	126,907	12,604
Total increase (decrease) in capital share activity	4,010,759	4,354,504
See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Cash Flows
(expressed in U.S. dollars)
(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$4,400,926
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(106,933,626)
Proceeds from sales of investments and repayments of principal(1)	134,291,696
Net realized (gain) loss on investments, foreign currency and cash equivalents	6,377,950
Net realized (gain) loss on extinguishment of debt	537,713
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	1,594,201
Net change in unrealized (appreciation) depreciation on investments, foreign currency and cash equivalents	13,909,184
Net amortization (accretion) included in interest expense on 7.75% Series A Term Preferred Stock due 2022	193,414
Net amortization (accretion) included in interest expense on 7.75% Series B Term Preferred Stock due 2026	147,689
Net amortization (accretion) included in interest expense on 6.75% Unsecured Notes due 2027	73,009
Net amortization (accretion) of premiums or discounts on CLO debt securities	(71,744)
Changes in assets and liabilities:
Interest receivable	1,733,705
Prepaid expenses	218,883
Incentive fee payable	(101,123)
Management fee payable	(36,417)
Professional fees payable	(60,605)
Administration fees payable	(98,366)
Directors’ fees payable	(131,923)
Due to affiliates	13,061
Tax expense payable	13,500
Other expenses payable	20,423
Net cash provided by (used in) operating activities	56,091,550
See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Cash Flows
(expressed in U.S. dollars)
(Unaudited)
CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions paid to stockholders	(44,865,666)
Issuance of shares of common stock pursuant to the Company’s “at the market” program, net of commissions and offering expenses	65,245,959
Issuance of shares of common stock pursuant to the Company’s dividend reinvestment plan	1,679,009
Partial redemption of 7.75% Series A Term Preferred Stock due 2022	(22,725,000)
Net cash provided by (used in) financing activities	(665,698)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	55,425,852
EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(13,458)
EFFECT OF NET REALIZED AND UNREALIZED GAIN (LOSS) ON CASH AND CASH EQUIVALENTS	96,484
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,517,164
CASH AND CASH EQUIVALENTS, END OF PERIOD	$57,026,042
Supplemental disclosure of non-cash financing activities:
Change in receivable for shares of common stock issued	$(321,621)
Supplemental disclosures:
Cash paid for interest expense on 7.75% Series A Term Preferred Stock due 2022	$2,201,493
Cash paid for interest expense on 7.75% Series B Term Preferred Stock due 2026	$2,738,754
Cash paid for interest expense on 6.75% Unsecured Notes due 2027	$1,601,016
Cash paid for interest expense on 6.6875% Unsecured Notes due 2028	$3,374,396
Cash paid for franchise taxes	$54,000

(1)
Proceeds from sales or maturity of investments includes $48,959,957 of return of capital on portfolio investments from recurring cash flows and distributions from called deals.

See accompanying notes to the consolidated financial statements

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019
(Unaudited)
1. ORGANIZATION
Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other securities and instruments related to these investments or that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities (“LAFs”). From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”
As of September 30, 2019, the Company had two wholly-owned subsidiaries: Eagle Point Credit Company Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, and Eagle Point Credit Company Sub II (Cayman) Ltd (“Sub II”), a Cayman Islands exempted company. As of September 30, 2019, Sub I and Sub II represent 5.8% and 4.0% of the Company’s net assets, respectively.
The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP, a private fund managed by the Adviser.
The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.
For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.
On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and sold an additional 5,155,301 shares of its common stock at a public offering price of  $20 per share. On October 8, 2014, the Company’s shares began trading on the NYSE.
On July 20, 2016, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo.
The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.
The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019
(Unaudited)

Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Accounting
The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.
Use of Estimates
The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.
Valuation of Investments
The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.
There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.
The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.
The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019
(Unaudited)

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:
•
Level I — Observable, quoted prices for identical investments in active markets as of the reporting date.

•
Level II — Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

•
Level III — Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.
Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.
An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Board on a quarterly basis.
See Note 3 “Investments” for further discussion relating to the Company’s investments.
In valuing the Company’s investments in CLO debt, CLO equity and LAFs, the Adviser considers a variety of relevant factors, including price indications from multiple dealers, or as applicable, a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.
The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.
Other Financial Assets and Financial Liabilities at Fair Value
The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10 Fair Value Option (“ASC 825”) allows companies an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019
(Unaudited)

accounting method and changes in fair values attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income. Additionally, upfront offering costs related to such instrument are recognized in earnings as incurred and not deferred.
The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”) utilizing the FVO under ASC 825. The primary reasons for electing the FVO are to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.
Investment Income Recognition
Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method. The Company has applied the provisions of Accounting Standards Update No. 2017-08 (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt securities.
CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.
LAFs recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective interest method, provided such amounts are expected to be collected.
Other Income
Other income includes the Company’s share of income under the terms of fee rebate agreements.
Interest Expense
Interest expense includes the Company’s distributions associated with its 7.75% Series A Term Preferred Stock due 2022 (the “Series A Term Preferred Stock”) and its 7.75% Series B Term Preferred Stock due 2026 (the “Series B Term Preferred Stock,” and collectively with the Series A Term Preferred Stock, the “Preferred Stock”), and interest, paid and accrued, associated with its 6.75% Unsecured Notes due 2027 (the “Series 2027 Notes”), and its Series 2028 Notes, collectively with the Series 2027 Notes, the “Unsecured Notes”).
For the nine months ended September 30, 2019, the Company incurred a total of  $5,281,350 in interest expense on its Preferred Stock, of which, $0 was payable as of September 30, 2019. For the nine months ended September 30, 2019, the Company incurred a total of  $5,048,421 in interest expense on the Unsecured Notes, of which $0 was payable as of September 30, 2019.
Interest expense also includes the Company’s amortization of deferred issuance costs associated with its Preferred Stock and certain Unsecured Notes, as well as amortization of original issue discounts and accretion of premiums associated with its Series B Term Preferred Stock.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019
(Unaudited)

See Note 6 “Mandatorily Redeemable Preferred Stock” and Note 7 “Unsecured Notes” for further discussion relating to Preferred Stock issuances and Unsecured Notes issuances, respectively.
Deferred Issuance Costs
Deferred issuance costs on liabilities, which the Company does not measure at fair value under the FVO, consist of fees and expenses incurred in connection with the issuance of Preferred Stock and certain Unsecured Notes, as well as unamortized original issue discounts and premiums. The deferred issuance costs are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Preferred Stock and certain Unsecured Notes. Amortization of deferred issuance costs is reflected in interest expense on Preferred Stock and interest expense on certain Unsecured Note balances in the Consolidated Statement of Operations. In the event of an early redemption of the Preferred Stock or certain Unsecured Notes, the remaining balance of unamortized deferred issuance costs associated with such Preferred Stock or certain Unsecured Notes will be accelerated into net realized gain (loss) on extinguishment of debt on the Consolidated Statement of Operations.
Securities Transactions
The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.
Cash and Cash Equivalents
The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. The Company held $24,994,141 in cash equivalent balances as of September 30, 2019.
Foreign Currency
The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.
Expense Recognition
Expenses are recorded on the accrual basis of accounting.
Prepaid Expenses
Prepaid expenses consist primarily of insurance premiums, filing fees, shelf registration expenses and at-the-market (“ATM”) program expenses. Insurance premiums are amortized over the term of the current policy. Shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with maintaining the Company’s shelf registration and ATM program that have not been allocated to date.
Federal and Other Taxes
The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019
(Unaudited)

gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.
Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.
As of September 30, 2019, the federal income tax cost and net unrealized depreciation on securities were as follows:
Cost for federal income tax purposes	$705,692,037
Gross unrealized appreciation	931,749
Gross unrealized depreciation	(268,306,508)
Net unrealized depreciation	$(267,374,759)
For the nine months ended September 30, 2019, the Company incurred $67,500 in Delaware franchise tax expense.
Distributions
The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for either U.S. federal income tax or U.S. GAAP purposes and are intended to be paid monthly. Distributions paid to common stockholders are recorded as a liability on record date and, unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash.
In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions. A special distribution represents the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year.
For the nine months ended September 30, 2019, the Company declared and paid distributions on common stock of  $44,865,666 or $1.80 per share.
For the nine months ended September 30, 2019, the Company declared and paid dividends on the Series A Term Preferred Stock of  $2,201,493 or approximately $1.45 per share.
For the nine months ended September 30, 2019, the Company declared and paid dividends on the Series B Term Preferred Stock of  $2,738,754 or approximately $1.45 per share.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019
(Unaudited)

The characterization of distributions paid to common stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.
3. INVESTMENTS
Fair Value Measurement
The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of September 30, 2019:
Fair Value Measurement
	Level I	Level II	Level III	Total
Assets
Cash Equivalents	$24,994,141	$—	$—	$24,994,141
CLO Debt	—	29,678,797	—	29,678,797
CLO Equity	—	—	400,267,325	400,267,325
Loan Accumulation Facilities	—	—	8,371,156	8,371,156
Total Assets at Fair Value	$24,994,141	$29,678,797	$408,638,481	$463,311,419
Liabilities at Fair Value Under FVO
6.6875% Unsecured Notes Due 2028	$68,973,072	$—	$—	$68,973,072
Total Liabilities at Fair Value Under FVO	$68,973,072	$—	$—	$68,973,072
The changes in investments classified as Level III are as follows for the nine months ended September 30, 2019:
Change in Investments Classified as Level III
	CLO Equity	Loan Accumulation Facilities	Total
Beginning Balance at January 1, 2019	$364,270,948	$49,967,780	$414,238,728
Purchases of investments	112,093,315(1)	27,005,000	139,098,315
Proceeds from sales or maturity of investments	(57,487,426)	(68,733,490)(1)	(126,220,916)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(18,609,512)	131,866	(18,477,646)
Balance as of September 30, 2019	$400,267,325	$8,371,156	$408,638,481
Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2019	$(21,315,329)	$56,137	$(21,259,192)

(1)
Reflects $167,109 and $53,897,233 of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO debt and CLO equity, respectively.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019
(Unaudited)

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Consolidated Statement of Operations.
The change in unrealized depreciation on investments still held as of September 30, 2019 was $21,259,192.
Valuation of CLO Equity
The Adviser gathers price indications from dealers, if available, as part of its valuation process as an input to estimate fair value of each CLO equity investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated. In addition, the Adviser utilizes a third-party financial model as an input to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.
The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of September 30, 2019. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of September 30, 2019.
	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of September 30, 2019	Valuation Techniques/ Methodologies	Unobservable Inputs	Range / Weighted Average
CLO Equity	$400,267,325	Discounted Cash Flows	Constant Default Rate	0.00% – 2.00%
			Constant Prepayment Rate	25.00%
			Reinvestment Spread	2.85% – 4.60% / 3.45%
			Reinvestment Price	99.50%
			Recovery Rate	67.16% – 70.00% / 69.54%
			Yield to Maturity	0.00% – 82.67% / 24.07%
Increases (decreases) in the constant default rate, reinvestment price and yield to maturity in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.
The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019
(Unaudited)

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions, indicative broker quotations and data reported by trustees. As a result, fair value assets of  $8,371,156 have been excluded from the preceding table.
Valuation of CLO Debt
The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgement has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.
Valuation of Loan Accumulation Facilities
The Adviser determines the fair value of LAFs in accordance with FASB ASC Topic 820 Fair Value Measurements and Disclosures utilizing the income approach as noted in ASC 820-10-55-3F, which measures fair value to reflect current market expectations about the receipt of future amounts (i.e. exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses).
In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will likely transact at market value. In such situations, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the income approach as noted in ASC 820-10-55-3F and determine the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), (B) the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s measure of the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which may be impacted by various factors including any applicable change in market conditions or new information.
The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.
Valuation of Series 2028 Notes
The Series 2028 Notes are considered Level I securities and are valued at their official closing price, taken from the NYSE.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019
(Unaudited)

Investment Risk Factors and Concentration of Investments
The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.
Market Risk
Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the potential effect on the Company cannot be predicted.
Concentration Risk
The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.
Liquidity Risk
The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments.
Risks of Investing in CLOs
The Company’s investments consist in part of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019
(Unaudited)

Risks of Investing in Loan Accumulation Facilities
The Company invests in LAFs, which are short- to medium-term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs.
Interest Rate Risk
The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results.
LIBOR Risk
The CLOs in which the Company invests typically obtain financing at a floating rate based on LIBOR. On July 27, 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of LIBOR rates after 2021 (the “FCA Announcement”). The FCA Announcement indicates that the continuation of LIBOR on the current basis (or at all) cannot and will not be guaranteed after 2021 and that planning a transition to alternative reference rates that are based firmly on transactions, such as reformed Sterling Over Night Index Average (“SONIA”) must begin. Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee (“ARRC”) of the Federal Reserve Board and the Federal Reserve Bank of New York. On June 22, 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad U.S. treasuries repo financing rate to be published by the Federal Reserve Bank of New York, as the rate that, in the consensus view of the ARRC, represented best practice for use in certain new U.S. dollar derivatives and other financial contracts. The first publication of SOFR was released in April 2018. Although there have been a few issuances utilizing SONIA and SOFR, it remains in question whether or not these alternative reference rates will attain market acceptance as replacements for LIBOR.
At this time, it is not possible to predict the effect of the FCA Announcement or other regulatory changes or announcements, the establishment of SOFR, SONIA or any other alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on the Company’s net investment income cannot yet be determined. As LIBOR is currently being reformed, investors should be aware that: (a) any changes to LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform may adversely affect the liquidity of the securities in the secondary

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019
(Unaudited)

market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying asset of the CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which the Company invest.
If LIBOR is eliminated as a benchmark rate, it is uncertain whether broad replacement conventions in the CLO markets will develop and, if conventions develop, what those conventions will be and whether they will create adverse consequences for the issuer or the holders of CLO securities.
Low Interest Rate Environment
As of the date of the consolidated financial statements, interest rates in the United States remain relatively low, which may increase the Company’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinary monetary policy initiatives, the effect of which is impossible to predict with certainty.
Leverage Risk
The Company has incurred leverage through the issuances of the Preferred Stock and the Unsecured Notes, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, additional shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Company’s investments, to pay fees and expenses and for other purposes. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there may be a layering of leverage in overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). For instance, any decrease in the Company’s income would cause net income to decline more sharply than it would have had the Company not borrowed. In addition, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.
Highly Subordinated and Leveraged Securities Risk
The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company is currently invested are subject to a higher degree of risk of total loss.
Credit Risk
If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019
(Unaudited)

4. RELATED PARTY TRANSACTIONS
Investment Adviser
On June 6, 2014, the Company entered into an investment advisory agreement with the Adviser, which was amended and restated on May 16, 2017 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.
The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the Preferred Stock. The management fee is calculated based on the “total equity base” at the end of the most recently completed calendar quarter end, and, with respect to any common stock or preferred stock issued or repurchased during such quarter, is adjusted to reflect the number of days during such quarter that such common stock and/or preferred stock, if any, was outstanding. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of  $5,320,663 for the nine months ended September 30, 2019, $1,638,386 of which was payable as of September 30, 2019.
The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or debt, but excluding the incentive fee). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. PNII does not include any realized or unrealized capital gains or realized or unrealized capital losses. The portion of incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.
PNII, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $6,652,035 for the nine months ended September 30, 2019, $2,817,657 of which was payable as of September 30, 2019. For the nine months ended September 30, 2019, the Adviser has voluntarily waived a portion of the incentive fee in the amount of  $107,543. The waived incentive fee is not subject to recoupment by the Adviser.
Administrator
Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019
(Unaudited)

administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.
Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff. The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.
For the nine months ended September 30, 2019, the Company was charged a total of  $693,995 in administration fees consisting of  $516,541 and $177,454, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which $152,202 was payable as of September 30, 2019.
Affiliated Ownership
As of September 30, 2019, the Adviser and senior investment team held an aggregate of 5.8% of the Company’s common stock, 0.5% of the Series A Term Preferred Stock and 0.01% of the Series B Term Preferred Stock. This represented 5.2% of the total outstanding voting stock of the Company as of September 30, 2019. Additionally, the senior investment team held an aggregate of 0.2% of the Series 2028 Notes as of September 30, 2019. The Advisor and senior investment team did not hold any of the Series 2027 Notes as of September 30, 2019.
Exemptive Relief
On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.
5. COMMON STOCK
As of December 31, 2018, there were 100,000,000 shares of common stock authorized, of which 23,153,319 shares were issued and outstanding.
On November 30, 2018, the Company launched an “at-the-market” offering to sell up to $100,000,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on November 30, 2018 and additional supplements thereafter.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019
(Unaudited)

For the nine months ended September 30, 2019, the Company sold 3,883,852 shares of its common stock, pursuant to the “at-the-market” offerings for total net proceeds to the Company of approximately $65.2 million, after payment of sales agent commissions of approximately $1.3 million.
For the nine months ended September 30, 2019, 126,907 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of approximately $2.0 million.
As of September 30, 2019, there were 100,000,000 shares of common stock authorized, of which 27,164,078 shares were issued and outstanding.
6. MANDATORILY REDEEMABLE PREFERRED STOCK
As of September 30, 2019, there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 909,000 shares of Series A Term Preferred Stock were issued and outstanding, and 1,884,726 shares of Series B Term Preferred Stock were issued and outstanding.
The Company is required to redeem all outstanding shares of the Series A Term Preferred Stock on June 30, 2022, at a redemption price of  $25 per share (the “Series A Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time after June 29, 2018, the Company may, at its sole option, redeem the outstanding shares of the Series A Term Preferred Stock.
The Company is required to redeem all outstanding shares of the Series B Term Preferred Stock on October 30, 2026, at a redemption price of  $25 per share (the “Series B Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time after October 29, 2021, the Company may, at its sole option, redeem the outstanding shares of the Series B Term Preferred Stock.
Except where otherwise stated in the 1940 Act or the Company’s certification of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.
On November 30, 2018 the Company launched an “at-the-market” offering to sell up to 1,000,000 shares of Series B Term Preferred Stock with an aggregate liquidation preference of  $25,000,000, pursuant to a prospectus supplement filed with the SEC on November 30, 2018 and additional supplements thereafter.
On June 28, 2019, the Company redeemed 909,000 Series A Term Preferred Stock at a redemption price of  $25 per share of Series A Term Preferred Stock. Upon the partial redemption of the Series A Term Preferred Stock, the Company accelerated $537,713 of unamortized debt issuance costs into net realized loss on extinguishment of debt in the Consolidated Statement of Operations.
See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.
7. UNSECURED NOTES
As of September 30, 2019, there was $31,625,000 in aggregate principal amount of Series 2027 Notes and $67,277,675 in aggregate principal amount of Series 2028 Notes issued and outstanding.
The Unsecured Notes were issued in minimum denominations of  $25 and integral multiples of  $25 in excess thereof.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019
(Unaudited)

The Series 2027 Notes will mature on September 30, 2027 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2027 Notes in whole or in part at any time or from time to time at the Company’s option, on or after September 30, 2020.
The Series 2028 Notes will mature on April 30, 2028 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2028 Notes in whole or in part at any time or from time to time at the Company’s option, on or after April 30, 2021.
The Company has accounted for its Series 2028 Notes utilizing the FVO under ASC 825. Accordingly, the Series 2028 Notes are measured at fair value under the FVO.
The estimated change in fair value of the Series 2028 Notes attributable to market risk for the nine months ended September 30, 2019 is $1,594,201, which is recorded as unrealized appreciation on liabilities at fair value under the fair value option on the Consolidated Statement of Operations.
The estimated change in fair value of the Series 2028 Notes attributable to instrument-specific credit risk for the nine months ended September 30, 2019 is $2,819,214 which is recorded as unrealized appreciation on liabilities at fair value under the fair value option on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as the 10-Year Markit CDX North America Investment Grade Index.
See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Unsecured Notes.
8. ASSET COVERAGE
Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.
With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of the issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.
With respect to senior securities representing indebtedness, such as the Unsecured Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.
If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from making certain distributions to its stockholders. In addition, the terms of the Preferred Stock and the Unsecured Notes require the Company to redeem shares of the Preferred Stock and/or a certain principal amount of the Unsecured Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.
The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Unsecured Notes, as of September 30, 2019, and as of December 31, 2018:

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019
(Unaudited)

Asset Coverage of Preferred Stock and Debt Securities
	As of September 30, 2019	As of December 31, 2018
Total assets	$520,029,021	$476,714,466
Less liabilities and indebtedness not represented by senior securities	(42,033,253)	(5,321,574)
Net total assets and liabilities	$477,995,768	$471,392,892
Preferred Stock	$69,843,150	$92,568,150
Unsecured Notes	98,902,675	98,902,675
	$168,745,825	$191,470,825
Asset coverage of preferred stock(1)	283%	246%
Asset coverage of debt securities(2)	483%	477%

(1)
The asset coverage of preferred stock is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

(2)
The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted.
Class	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit(1)	Involuntary Liquidating Preference Per Unit(2)	Average MarketValue Per Unit(3)
For the nine months ended September 30, 2019
Preferred Stock	$69,843,150	$70.82	$25	$25.96
Unsecured Notes	$98,902,675	$4,832.99	N/A	$25.37
For the year ended December 31, 2018
Preferred Stock	$92,568,150	$61.55	$25	$25.78
Unsecured Notes	$98,902,675	$4,766.23	N/A	$25.08
For the year ended December 31, 2017
Preferred Stock	$92,139,600	$66.97	$25	$25.75
Unsecured Notes	$91,623,750	$5,372.28	N/A	$25.96
For the year ended December 31, 2016
Preferred Stock	$91,450,000	$71.53	$25	$25.41
Series 2020 Notes	$59,998,750	$7,221.89	N/A	$25.29
For the year ended December 31, 2015
Series A Term Preferred Stock	$45,450,000	$91.16	$25	$25.43
Series 2020 Notes	$25,000,000	$10,275.46	N/A	$24.52

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019
(Unaudited)

(1)
The asset coverage per unit figure is the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock (prior to 2016, the Series A Term Preferred Stock only) and the Unsecured Notes in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of  $25.) With respect to the Unsecured Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.

(2)
The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.

(3)
The average market value per unit is calculated by taking the average of the closing price of each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB) (prior to 2016, the Series A Term Preferred Stock only) and (b) $25 principal amount of the Unsecured Notes (NYSE: ECCX, ECCY, ECCZ) for each day during the period ended September 30, 2019 and for the years ended December 31, 2018 (ECCX new issuance included as of April 30, 2018; ECCZ included through date of full redemption on May 22, 2018), December 31, 2017, December 31, 2016 and December 31, 2015, for which the applicable security was listed on the NYSE.

9. COMMITMENTS AND CONTINGENCIES
The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.
As of September 30, 2019, the Company had no unfunded commitments.
10. INDEMNIFICATIONS
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.
11. RECENT ACCOUNTING AND TAX PRONOUNCEMENTS
In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”) related to FASB ASC Topic 820 Fair Value Measurement and Disclosures — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 eliminates, amends, and adds to the fair value measurement disclosure requirements of ASC Topic 820. The amendments are designed to provide more decision useful information to financial statement users. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Company is currently evaluating the impact, if any, of applying this provision.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2019
(Unaudited)

12. SUBSEQUENT EVENTS
On October 1, 2019, the Company declared three separate distributions of  $0.20 per share on its common stock. The first distribution of  $5,432,816 or $0.20 per share was paid on October 31, 2019 to holders of record as of October 11, 2019. The additional distributions are payable on each of November 29, 2019 and December 31, 2019 to holders of record as of November 12, 2019 and December 12, 2019, respectively.
On October 1, 2019, the Company declared three separate distributions of  $0.161459 per share on its Series A Term Preferred Stock and three separate distributions of  $0.161459 per share on its Series B Term Preferred Stock. The first distributions were paid on October 31, 2019 to holders of record as of October 11, 2019. The additional distributions are payable on each of November 29, 2019 and December 31, 2019 to holders of record as of November 12, 2019 and December 12, 2019, respectively.
For the period of October 1, 2019 to November 18, 2019, the Company sold 682,814 shares of its common stock and 0 shares of its Series B Term Preferred Stock, pursuant to the ATM offering for total net proceeds to the Company of approximately $10.3 million.
Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

Financial Highlights
(Unaudited)
Per Share Data	For the nine months ended September 30, 2019	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015
Net asset value at beginning of period	$12.40	$16.77	$17.48	$13.72	$19.08
Net investment income(1)(2)	1.08	1.59	1.88	2.14	1.89
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents(2)(3)	(0.54)	(3.92)	(0.12)	3.88	(4.85)
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option(2)	(0.06)	0.06	—	—	—
Net income (loss) and net increase (decrease) in net assets resulting from operations(2)	0.48	(2.27)	1.76	6.02	(2.96)
Common stock distributions from net investment income(4)(5)	(1.67)	(1.51)	(2.60)	(2.40)	(1.53)
Common stock distributions from net realized gains on investments(4)(6)	—	—	—	—	—
Common stock distributions from tax return of capital(4)(7)	(0.13)	(0.89)	(0.05)	—	(0.87)
Total common stock distributions declared to stockholders(4)	(1.80)	(2.40)	(2.65)	(2.40)	(2.40)
Common stock distributions based on weighted average shares impact	—	0.01	—	—	—
Total common stock distributions	(1.80)	(2.39)	(2.65)	(2.40)	(2.40)
Effect of other comprehensive income(2)(13)	(0.11)	0.06	—	—	—
Effect of paid-in capital contribution(2)	—	0.06	—	—	—
Effect of shares issued(8)(14)	0.53	0.29	0.27	0.18	—
Effect of underwriting discounts, commissions and offering expenses associated with shares issued(8)(14)	(0.06)	(0.12)	(0.11)	(0.04)	—
Effect of shares issued in accordance with the Company’s dividend reinvestment plan	0.01	—	0.02	—	—
Net effect of shares issued	0.48	0.17	0.18	0.14	—
Net asset value at end of period	$11.45	$12.40	$16.77	$17.48	$13.72
Per share market value at beginning of period	$14.21	$18.81	$16.71	$16.43	$20.10
Per share market value at end of period	$15.77	$14.21	$18.81	$16.71	$16.43
Total return(9)	24.27%	-13.33%	29.45%	17.42%	-8.12%
Shares of common stock outstanding at end of period	27,164,078	23,153,319	18,798,815	16,474,879	13,820,110
Ratios and Supplemental Data:
Net asset value at end of period	$311,090,478	$287,127,842	$315,256,439	$288,047,335	$189,607,085
Ratio of expenses to average net assets(10)(11)	9.95%	9.85%	10.43%	10.69%	6.73%
Ratio of net investment income to average net assets(10)(11)	10.71%	9.76%	10.77%	13.72%	10.78%
Portfolio turnover rate(12)	22.40%	40.91%	41.16%	55.32%	39.07%
Asset coverage of preferred stock	283%	246%	268%	286%	365%
Asset coverage of debt securities	483%	477%	537%	722%	1028%
See accompanying footnotes to the financial highlights on the following page.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

Financial Highlights
(Unaudited)

Footnotes to the Financial Highlights:

(1)
Per share distributions paid to preferred stockholders and the aggregate amount of amortized deferred issuance costs associated with the Preferred Stock are reflected in net investment income, and totaled ($0.20) and ($0.01) per share of common stock, respectively, for the nine months ended September 30, 2019, ($0.33) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2018, ($0.40) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2017, ($0.28) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2016 and ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2015.

(2)
Per share amounts are based on weighted average of shares of common stock outstanding for the period.

(3)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents includes a balancing figure to reconcile to the change in net asset value (“NAV”) per share at the end of the period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents for the period because of the timing of issuance of the Company’s common stock in relation to fluctuating market values for the portfolio.

(4)
The information provided is based on estimates available at the nine months ended September 30, 2019 and each respective fiscal year end. The final tax characteristics of the Company’s earnings cannot be determined until tax returns are filed after the end of the fiscal year and may vary from these estimates.

(5)
Common stock distributions from net investment income were previously reported on a U.S. GAAP basis for the years ended December 31, 2017, December 31, 2016, and December 31, 2015 as ($1.88), ($2.08) and ($1.89) per share of common stock outstanding as of record date, respectively.

(6)
Common stock distributions from net realized gains on investments were previously reported on a U.S. GAAP basis for the years ended December 31, 2017, December 31, 2016, and December 31, 2015 as ($0.19) ($0.12), and ($0.02) per share of common stock outstanding as of record date, respectively.

(7)
Common stock distributions from return of capital were previously reported on a U.S. GAAP basis for the years ended December 31, 2017, December 31, 2016, and December 31, 2015 as ($0.58), ($0.20) and ($0.49) per share of common stock outstanding as of record date, respectively.

(8)
Represents the effect per share of the Company’s ATM offerings as well as the Company’s follow-on offerings. Effect of shares issued reflect the excess of offering price over management’s estimated NAV per share at the time of each respective offering.

(9)
Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load. Total return for the nine months ended September 30, 2019 is not annualized.

(10)
Ratios for the nine months ended September 30, 2019 are annualized. Ratios include distributions paid to preferred stockholders. Additionally, ratios for the nine months ended September 30, 2019 and for the year ended December 31, 2018 include the portion of incentive fee voluntarily waived by the Adviser of 0.03% and 0.09% of average net assets, respectively.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

Financial Highlights
(Unaudited)

(11)
Ratios for the nine months ended September 30, 2019 and for the years ended December 31, 2018, December 31, 2017, December 31, 2016, and December 31, 2015 include interest expense on the Preferred Stock and the Unsecured Notes of 4.13%, 4.16%, 4.20%, 3.47%, and 1.04% of average net assets, respectively. Ratios for the year ended December 31, 2016 also include excise taxes of 0.26% of average net assets.

(12)
The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.

(13)
Effect of other comprehensive income is related to income deemed attributable to instrument specific credit risk derived from changes in fair value associated with liabilities valued under the fair value option (ASC 825.)

(14)
As of December 31, 2018, the caption has been updated to clarify the line item description. No prior period numbers have been changed.

APPENDIX A
CERTIFICATE OF DESIGNATION
OF
7.75% SERIES B TERM PREFERRED STOCK DUE 2026
OF
EAGLE POINT CREDIT COMPANY INC.
Pursuant to Section 151 of the
General Corporation Law of the State of Delaware
Eagle Point Credit Company Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies that pursuant to the authority contained in its certificate of incorporation (the “Certificate of Incorporation”), and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), the Board of Directors of the Corporation (the “Board of Directors,” which term as used herein shall include any duly authorized committee of the Board of Directors) has duly approved and adopted the following resolution on October 5, 2016:
RESOLVED, that pursuant to the authority vested in the Board of Directors by the Certificate of Incorporation and as set forth in Section 151 of the DGCL, the Board of Directors does hereby approve the designation of 1,380,000 authorized but unissued shares of preferred stock, par value $0.001 per share, without designation as to series as 7.75% Series B Term Preferred Stock due 2026 (the “Series B Term Preferred Stock”), having the designations, preferences, relative, participating, optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth in the Certificate of Incorporation and in this resolution as follows:
ARTICLE I
NUMBER OF SHARES; RANKING
1.1. A series of 1,380,000 shares of the preferred stock, par value $0.001 per share, authorized by the Certificate of Incorporation are hereby designated as the Series B Term Preferred Stock. Each share of Series B Term Preferred Stock shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Certificate of Incorporation, as are set forth in this Certificate of Designation. The Series B Term Preferred Stock shall constitute a separate series of Capital Stock and each share of Series B Term Preferred Stock shall be identical. No fractional shares of Series B Term Preferred Stock shall be issued.
1.2. The Series B Term Preferred Stock shall rank on parity with (i) shares of the Corporation’s 7.75% Series A Term Preferred Stock due 2022, par value $0.001 per share, (ii) any other series of preferred stock, whether now or hereafter issued by the Corporation and (iii) any other shares of Capital Stock (as defined below) hereafter authorized and issued by the Corporation of a class having priority over any other class as to distribution of assets or payments of dividends (collectively with the Series B Term Preferred Stock, the “Preferred Stock”) as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation. The Series B Term Preferred Stock shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation over the shares of common stock, par value $0.001 per share (the “Common Stock” and, together with the Preferred Stock, the “Capital Stock”), of the Corporation as set forth herein.
1.3. No individual, partnership, trust, corporation, limited liability company, unincorporated association, joint venture or other entity, or a government or any agency or political subdivision thereof (each, a “Person”) in whose name the Series B Term Preferred Stock or any other security issued by the Corporation is registered in the registration books of the Corporation maintained by American Stock Transfer & Trust Company, LLC and its successors, or any other redemption and paying agent appointed by the Corporation with respect to the Series B Term Preferred Stock (the “Redemption and Paying Agent”) or otherwise (such Person, a “Holder”) of shares of Series B Term Preferred Stock shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any shares of Series B Term Preferred Stock, shares of other Preferred Stock, shares of Common Stock or other securities of the Corporation that it may hereafter issue or sell.
ARTICLE II
DIVIDENDS AND DISTRIBUTIONS
2.1. The Holders of shares of Series B Term Preferred Stock shall be entitled to receive, when, as and if declared by, or under authority granted by, the Board of Directors, out of funds legally available therefor and in preference to dividends and distributions on the Common Stock, cumulative cash dividends and distributions on each share of Series B Term Preferred Stock, calculated separately for each Dividend Period (as defined below) at, as of any date, 7.75% per annum (the “Fixed Dividend Rate”) as adjusted, if a Default Period (as defined below) shall be in existence on such date, in accordance with the provisions of Section 2.8 (the “Dividend Rate”) in effect from time to time for the Series B Term Preferred Stock during such Dividend Period, computed on the basis of a 360-day year consisting of twelve 30-day months, on an amount equal to $25.00 (the “Liquidation Preference”) for a share of the Series B Term Preferred Stock, and no more. In the case of a share of Series B Term Preferred Stock issued on October 11, 2016 (the “Date of Original Issue”), dividends and distributions on the Series B Term Preferred Stock shall accumulate from the Date of Original Issue. In the case of a share of Series B Term Preferred Stock issued on a date subsequent to the Date of Original Issue, (a) if such share is issued before the record date for the Dividend Period in which such share is issued, dividends and distributions on such share of Series B Term Preferred Stock shall accumulate from the first day of such Dividend Period and (b) if such share is issued after the record date for the Dividend Period in which such share is issued, dividends and distributions on such share of Series B Term Preferred Stock shall accumulate from the first day of the Dividend Period immediately following the issuance of such share. Dividends and distributions on all shares of Series B Term Preferred Stock shall be payable monthly in arrears as provided in Section 2.2. The amount of dividends payable on the Series B Term Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, will be computed on the basis of actual days elapsed over a 30-day month.
“Dividend Period” means, with respect to each share of Series B Term Preferred Stock then Outstanding, in the case of the first Dividend Period, the period beginning on the Date of Original Issue and ending on and including November 30, 2016 and, for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month.
2.2. Declaration and Payment; Dividends in Arrears.
(a) Dividends on shares of the Series B Term Preferred Stock with respect to any Dividend Period shall be declared to the Holders of record of such shares as their names shall appear on the registration books of the Corporation at the close of business on the applicable record date, which shall be such date designated by the Board of Directors that is not more than twenty (20) nor less than seven (7) calendar days prior to the Dividend Payment Date with respect to such Dividend Period.
(b) Dividends declared pursuant to Section 2.1 shall be paid on the last Business Day (as defined below) of each Dividend Period (the “Dividend Payment Date”) to the Holders of shares of Series B Term Preferred Stock as their names appear on the registration books of the Corporation at the close of business on the applicable record date for such dividend; provided, however, that dividends with respect to the first Dividend Period of the Series B Term Preferred Stock will be paid on November 30, 2016 to Holders of record of such Series B Term Preferred Stock as their names appear on the registration books of the Corporation at the close of business on November 15, 2016.
(c) Dividends in arrears on shares of Series B Term Preferred Stock for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of such shares as their names appear on the registration books of the Corporation on such date, not exceeding twenty (20) nor less than seven (7) calendar days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on shares of Series B Term Preferred Stock which may be in arrears.

2.3. No full dividends and distributions shall be declared or paid on shares of the Series B Term Preferred Stock for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent dividend payment dates therefor for all Outstanding (as defined below) shares of Preferred Stock have been or contemporaneously are declared and paid through the most recent dividend payment dates therefor. If full cumulative dividends and distributions due have not been declared and paid on all Outstanding shares of Preferred Stock, any dividends and distributions being declared and paid on the Series B Term Preferred Stock will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of Preferred Stock on the relevant dividend payment date for such series. No Holders of shares of Series B Term Preferred Stock shall be entitled to any dividends and distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and distributions as provided in this Section 2.3 on the Series B Term Preferred Stock.
2.4. For so long as any shares of Series B Term Preferred Stock are Outstanding, the Corporation shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in shares of Common Stock) in respect of the Common Stock, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock, or (z) pay any proceeds of the liquidation of the Corporation in respect of the Common Stock, unless, in each case,
(a) immediately thereafter, the Corporation shall have “asset coverage,” as defined for purposes of Section 18(h) of the Investment Company Act of 1940, as amended, or any successor statute (the “1940 Act”), of at least 200% with respect to all Outstanding senior securities which are stock of the Corporation, including all Outstanding shares of Series B Term Preferred Stock (or such other percentage as may in the future be specified in the 1940 Act or by rule, regulation or order of the Securities and Exchange Commission (the “SEC”) as the minimum asset coverage for senior securities which are stock of a closed-end registered investment company), after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds;
(b) all cumulative dividends and distributions on all shares of Preferred Stock due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been either (i) declared and paid or (ii) declared and Deposit Securities (as defined below) or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Stock; and
(c) the Corporation shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 5.4 hereof with respect to Outstanding shares of Series B Term Preferred Stock to be redeemed pursuant to Section 5.1 or Section 5.2 hereof for which a Notice of Redemption (as defined below) shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.
“Outstanding” means, as of any date with respect to a series of Preferred Stock, the number of shares of such series of Preferred Stock theretofore issued by the Corporation except (without duplication): (A) any shares of the applicable series of Preferred Stock theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof; (B) any shares of the applicable series of Preferred Stock as to which the Corporation shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with ARTICLE V hereof; and (C) any shares of the applicable series of Preferred Stock as to which the Corporation shall be the Holder or the beneficial owner.
“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date (as defined below), Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security: (A) cash or any cash equivalent; (B) any U.S. Government Obligation (as defined below); (C) any Short-Term Money Market Instrument (as defined below); (D) any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Short-Term Money Market Instruments or U.S. Government Obligations or any combination thereof; or (E) any letter of credit from a bank or other financial institution that has a credit rating from at least one nationally recognized statistical rating organization that is the highest applicable rating generally ascribed by such rating agency to bank deposits or short-term debt of similar banks or other financial institutions as of the date of this Certificate of Designation (or such rating’s future equivalent).
“Short-Term Money Market Instruments” means the following types of instruments if, on the date of purchase or other acquisition thereof by the Corporation, the remaining term to maturity thereof is not in excess of 180 days: (i) commercial paper rated A-1, if such commercial paper matures within 30 days, or A-1+, if such commercial paper matures in over 30 days; (ii) demand or time deposits in, and bankers’ acceptances and certificates of deposit of  (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia); and (iii) overnight funds.
“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States treasury bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.
2.5. Any dividend payment made on shares of Series B Term Preferred Stock shall first be credited against the dividends and distributions accumulated with respect to the earliest Dividend Period for which dividends and distributions have not been paid.
2.6. Not later than 12:00 noon, New York City time, on a Dividend Payment Date, the Corporation shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value (as defined below) on such date sufficient to pay the dividends and distributions that are payable on such Dividend Payment Date. The Corporation may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities prior to the Dividend Payment Date, provided, that such investment consists exclusively of Deposit Securities and provided, further, that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.
“Market Value” of any asset means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Directors. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.
2.7. All Deposit Securities paid to the Redemption and Paying Agent for the payment of dividends payable on the Series B Term Preferred Stock shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders entitled to the payment of such dividends pursuant to Section 2.2. Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Corporation as soon as possible after the date on which such moneys were to have been so applied, upon request of the Corporation.

2.8. Dividend Default.
(a) The Dividend Rate on the Series B Term Preferred Stock shall be adjusted, for any calendar day, to the Fixed Dividend Rate plus two percent (2%) per annum (the “Default Rate”) in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to the Series B Term Preferred Stock shall commence on any date the Corporation fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on (A) a Dividend Payment Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend payable on such Dividend Payment Date (a “Dividend Default”) or (B) an applicable Redemption Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Liquidation Preference for the shares of the Series B Term Preferred Stock, plus an amount equal to all unpaid dividends and distributions on such shares accumulated to (but excluding) the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Corporation, but excluding interest thereon) (such amount, the “Redemption Price”), payable in respect of such Series on such Redemption Date (a “Redemption Default” and together with a Dividend Default, hereinafter referred to as “Default”). Subject to the cure provisions of Section 2.8(b) below, a Default Period with respect to a Default on the Series B Term Preferred Stock shall end on the calendar day on which the New York Stock Exchange is open for trading (each such day, a “Business Day”) on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. The Dividend Rate on the Series B Term Preferred Stock for each calendar day during the Default Period will be equal to the Default Rate.
(b) No Default Period for the Series B Term Preferred Stock with respect to any Default on the Series B Term Preferred Stock shall be deemed to commence if the amount of any dividend or any Redemption Price due in respect of the Series B Term Preferred Stock (if such Default is not solely due to the willful failure of the Corporation) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three (3) Business Days after the applicable Dividend Payment Date or Redemption Date with respect to which such Default occurred, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by three hundred and sixty (360).
ARTICLE III
LIQUIDATION RIGHTS
3.1. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the Holders of shares of Series B Term Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Stock, a liquidation distribution of the Redemption Price, and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.
3.2. If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the Holders of all Outstanding shares of Series B Term Preferred Stock and any other Outstanding shares of Preferred Stock shall be insufficient to permit the payment in full to such Holders of the Redemption Price as provided in Section 3.1 above and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets shall be distributed among the Holders of such shares of Series B Term Preferred Stock and such other Preferred Stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, unless and until the Redemption Price, as provided in Section 3.1 above has been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Corporation will be made by the Corporation in respect of, shares of the Common Stock.

3.3. Neither the sale of all or substantially all of the property or business of the Corporation, nor the merger, consolidation or reorganization of the Corporation into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Corporation shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this ARTICLE III.
ARTICLE IV
ASSET COVERAGE TEST
4.1. Asset Coverage Requirement.   For so long as any shares of Series B Term Preferred Stock are Outstanding, the Corporation shall have “asset coverage” of a class of senior security which is stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date hereof  (“Asset Coverage”), of at least 200% as of the close of business on the last Business Day of any of the three month periods ending March 31, June 30, September 30 or December 31 of each year (each, a “Calendar Quarter”). If the Corporation shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 5.2(a) shall be applicable, which provisions shall constitute the sole remedy for the Corporation’s failure to comply with the provisions of this Section 4.1.
4.2. Calculation of Asset Coverage.   For purposes of determining whether the requirements of Section 4.1 are satisfied, (i) no shares of Series B Term Preferred Stock or other Preferred Stock shall be deemed to be Outstanding for purposes of any computation required by Section 4.1 if, prior to or concurrently with such determination, either (x) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of the Series B Term Preferred Stock or other Preferred Stock) to pay the full Redemption Price for the Series B Term Preferred Stock or other Preferred Stock (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for the Series B Term Preferred Stock or other Preferred Stock and the requisite notice of redemption for the Series B Term Preferred Stock or other Preferred Stock (or the portion thereof to be redeemed) shall have been given or (y) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of the Series B Term Preferred Stock or other Preferred Stock) to pay the full Redemption Price for the Series B Term Preferred Stock or other Preferred Stock (or the portion thereof to be redeemed) shall have been segregated by a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in Section 26(a)(1) of the 1940 Act, or such other entity as shall be then providing custodian services to the Corporation as permitted by the 1940 Act or any rule, regulation, or order thereunder (the “Custodian,” which shall include any similarly qualified sub-custodian duly appointed by the Custodian) and the Corporation from the assets of the Corporation, by means of appropriate identification on the Custodian’s books and records or otherwise in accordance with the Custodian’s normal procedures, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent and/or segregated by the Custodian, as applicable, as provided in clause (i) of this sentence shall not be included as assets of the Corporation for purposes of such computation.
ARTICLE V
REDEMPTION
Shares of Series B Term Preferred Stock shall be subject to redemption by the Corporation as provided below:
5.1. Term Redemption.   The Corporation shall redeem all shares of Series B Term Preferred Stock on October 30, 2026 (the “Term Redemption Date”) at a price per share equal to the Redemption Price.
5.2. Asset Coverage Mandatory Redemption.
(a) If the Corporation fails to comply with the Asset Coverage requirement as provided in Section 4.1 as of the last Business Day of any Calendar Quarter and such failure is not cured as of the date that is thirty (30) calendar days following the date of filing of the Corporation’s Annual Report on Form N-CSR,Semiannual Report on Form N-CSRS or Quarterly Report on Form N-Q (each, an “SEC Report”) with the SEC with respect to such Calendar Quarter (such Business Day, the “Asset Coverage Cure Date”), the Corporation shall, to the extent permitted by the 1940 Act and Delaware law, by the close of business on such Asset Coverage Cure Date, fix a redemption date and proceed to redeem in accordance with the terms of such Preferred Stock, a sufficient number of shares of Preferred Stock, which at the Corporation’s sole option (to the extent permitted by the 1940 Act and Delaware law) may include any number or proportion of the shares of Series B Term Preferred Stock, to enable it to meet the requirements of Section 5.2(b). In the event that any shares of Series B Term Preferred Stock then Outstanding are to be redeemed pursuant to this Section 5.2(a), the Corporation shall redeem such shares at a price per share equal to the Redemption Price.
(b) On the redemption date for a redemption contemplated by Section 5.2(a), the Corporation shall redeem, out of funds legally available therefor, (x) such number of shares of Preferred Stock (which may include at the sole option of the Corporation any number or proportion of the shares of Series B Term Preferred Stock) that, when combined with any debt securities redeemed for failure to maintain the asset coverage required by the indenture governing such securities, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Corporation having Asset Coverage on such Asset Coverage Cure Date of at least 200% (provided, however, that if there is no such minimum number of shares of Series B Term Preferred Stock and other shares of Preferred Stock the redemption or retirement of which would have such result, all shares of Series B Term Preferred Stock and other shares of Preferred Stock then Outstanding shall be redeemed), or (y) if fewer, the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available therefor in accordance with the Certificate of Incorporation and applicable law, provided, further, that in connection with redemption for failure to maintain such Asset Coverage requirement, the Corporation may at its sole option, but is not required to, redeem a sufficient number of shares of Series B Term Preferred Stock pursuant to this Section 5.2 that, when aggregated with other shares of Preferred Stock redeemed by the Corporation, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Corporation having Asset Coverage on such Asset Coverage Cure Date of up to and including 285%. The Corporation shall effect such redemption on the date fixed by the Corporation therefor, which date shall not be later than ninety (90) calendar days after such Asset Coverage Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of shares of Series B Term Preferred Stock and other shares of Preferred Stock which have been designated to be redeemed or the Corporation otherwise is unable to effect such redemption on or prior to ninety (90) calendar days after such Asset Coverage Cure Date, the Corporation shall redeem those shares of Series B Term Preferred Stock and other shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding shares of Series B Term Preferred Stock are to be redeemed pursuant to this Section 5.2, the number of shares of Series B Term Preferred Stock to be redeemed shall be redeemed (A) pro rata among the Outstanding shares of Series B Term Preferred Stock or (B) by lot.
5.3. Optional Redemption.
(a) Subject to the provisions of Section 5.3(b), on any Business Day following the expiration of the “No-Call Period,” which is the period beginning on the Date of Original of Issue and ending at the close of business on October 29, 2021, the Corporation may redeem in whole or from time to time in part the Outstanding shares of Series B Term Preferred Stock at a price per share equal to the Redemption Price (any such Business Day referred to in this sentence, an “Optional Redemption Date”).
(b) If fewer than all of the Outstanding shares of Series B Term Preferred Stock are to be redeemed pursuant to Section 5.3(a), the shares of Series B Term Preferred Stock to be redeemed shall be selected either (A) pro rata or (B) by lot. Subject to the provisions of this Certificate of Designation and applicable law, the Board of Directors will have the full power and authority to prescribe the terms and conditions upon which shares of Series B Term Preferred Stock will be redeemed pursuant to this Section 5.3 from time to time.

(c) The Corporation may not on any date deliver a Notice of Redemption pursuant to Section 5.4 in respect of a redemption contemplated to be effected pursuant to this Section 5.3 unless on such date the Corporation has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount due to Holders of shares of Series B Term Preferred Stock by reason of the redemption of such shares of Series B Term Preferred Stock on such Optional Redemption Date.
5.4. Procedures for Redemption.
(a) If the Corporation shall determine or be required to redeem, in whole or in part, shares of Series B Term Preferred Stock pursuant to Section 5.1, Section 5.2, or Section 5.3, the Corporation shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means (as defined below) to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Corporation, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not less than thirty (30) nor more than forty-five (45) calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the number of shares of Series B Term Preferred Stock to be redeemed; (C) the CUSIP number for shares of Series B Term Preferred Stock; (D) the applicable Redemption Price on a per share basis; (E) that dividends on the shares of Series B Term Preferred Stock to be redeemed will cease to accumulate from and after such Redemption Date; and (F) the provision(s) of this Certificate of Designation under which such redemption is made. If fewer than all shares of Series B Term Preferred Stock held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of shares of Series B Term Preferred Stock to be redeemed from such Holder or the method of determining such number. The Corporation may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to this Certificate of Designation that such redemption is subject to one or more conditions precedent and that the Corporation shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.
“Electronic Means” means e-mail transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in (i) the Redemption and Paying Agent Agreement, or other similarly titled agreement, by and among the Redemption and Paying Agent for the Series B Term Preferred Stock and the Corporation and (ii) the Custodian Agreement by and among the Custodian and the Corporation with respect to the Series B Term Preferred Stock, respectively.
(b) If the Corporation shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Corporation), the Corporation shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the shares of Series B Term Preferred Stock to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the shares of Series B Term Preferred Stock called for redemption on the Redemption Date. The Corporation may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided, that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds.
(c) Upon the date of the deposit of such Deposit Securities, which in the case of term redemption pursuant to Section 5.1, shall be no later than fifteen (15) calendar days prior to the Term Redemption Date, all rights of the Holders of the shares of Series B Term Preferred Stock so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such shares of Series B Term Preferred Stock shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to (but excluding) the applicable Redemption Date, which accumulated dividends, unless previously or contemporaneously declared and paid as contemplated by Section 5.4(d) below, shall be payable only as part of the applicable Redemption Price on the Redemption Date). The Corporation shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the shares of Series B Term Preferred Stock called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of ninety (90) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Corporation, after which the Holders of the shares of Series B Term Preferred Stock so called for redemption shall look only to the Corporation for payment of the Redemption Price thereof. The Corporation shall be entitled to receive, from time to time after the Term Redemption Date, any interest on the Deposit Securities so deposited.
(d) Notwithstanding the other provisions of this ARTICLE V, except as otherwise required by law, the Corporation shall not redeem any shares of Series B Term Preferred Stock unless all accumulated and unpaid dividends and distributions on all Outstanding shares of Series B Term Preferred Stock and other series of Preferred Stock ranking on a parity with the Series B Term Preferred Stock with respect to dividends and distributions for all applicable past Dividend Periods (whether or not earned or declared by the Corporation) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Stock in accordance with the terms of such Preferred Stock, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding shares of Series B Term Preferred Stock pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding shares of Series B Term Preferred Stock and any other series of Preferred Stock for which all accumulated and unpaid dividends and distributions have not been paid.
(e) To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Certificate of Incorporation and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default shall be deemed to have occurred if the Corporation shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any shares of Series B Term Preferred Stock, dividends may be declared and paid on the shares of Series B Term Preferred Stock in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such shares of Series B Term Preferred Stock shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.
5.5. Redemption Date After Record Date and Before Dividend Payment Date. Notwithstanding Section 5.1, Section 5.2, and Section 5.3, if any Redemption Date occurs after the applicable record date for a dividend, but on or prior to the related Dividend Payment Date, the dividend payable on such Dividend Payment Date in respect of such Series B Term Preferred Stock shall be payable on such Dividend Payment Date to the Holders of record of such shares of Series B Term Preferred Stock at the close of business on the applicable record date, and shall not be payable as part of the Redemption Price for such shares of Series B Term Preferred Stock.

5.6. Redemption and Paying Agent as Trustee of Redemption Payments by Corporation. All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of the shares of Series B Term Preferred Stock called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of shares of Series B Term Preferred Stock so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Corporation in accordance with the provisions of Section 5.4(c) above.
5.7. Compliance with Applicable Law. In effecting any redemption pursuant to this ARTICLE V, the Corporation shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Delaware law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Delaware law.
5.8. Modification of Redemption Procedures.   Notwithstanding the foregoing provisions of this ARTICLE V, the Corporation may, in its sole discretion and without a stockholder vote, modify the procedures set forth above with respect to notification of redemption for the shares of Series B Term Preferred Stock, provided, that such modification does not materially and adversely affect the Holders of the shares of Series B Term Preferred Stock or cause the Corporation to violate any applicable law, rule or regulation; and provided, further, that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.
ARTICLE VI
VOTING RIGHTS
6.1. One Vote Per Share of Series B Term Preferred Stock.   Except as otherwise provided in the Certificate of Incorporation or as otherwise required by applicable law, (i) each Holder of shares of Series B Term Preferred Stock shall be entitled to one vote for each share of Series B Term Preferred Stock held by such Holder on each matter submitted to a vote of stockholders of the Corporation, and (ii) the Holders of Outstanding shares of Preferred Stock, including Outstanding shares of Series B Term Preferred Stock, and of outstanding shares of Common Stock shall vote together as a single class; provided, however, that the Holders of Outstanding shares of Preferred Stock, including Outstanding shares of Series B Term Preferred Stock, shall be entitled, as a class, to the exclusion of the Holders of all other securities and classes of Capital Stock of the Corporation, to elect two Directors of the Corporation at all times. Subject to Section 6.2, the Holders of outstanding shares of Common Stock and Preferred Stock, including shares of Series B Term Preferred Stock, voting together as a single class, shall elect the balance of the Directors.
6.2. Voting For Additional Directors.
(a) Voting Period.   During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 6.2(a) shall exist (such period being referred to herein as a “Voting Period”), the number of Directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two Directors elected exclusively by the Holders of Preferred Stock, including shares of Series B Term Preferred Stock, would constitute a majority of the Board of Directors as so increased by such smallest number; and the Holders of Preferred Stock, including Series B Term Preferred Stock, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of Capital Stock of the Corporation), to elect such smallest number of additional Directors, together with the two Directors that such Holders are in any event entitled to elect. A Voting Period shall commence:
(i)
if, at the close of business on any dividend payment date for any Outstanding shares of Preferred Stock including any Outstanding shares of Series B Term Preferred Stock, accumulated dividends (whether or not earned or declared) on such Outstanding shares of Preferred Stock equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(ii)
if at any time Holders of shares of Preferred Stock are otherwise entitled under the applicable provisions of the 1940 Act to elect a majority of the Board of Directors.

Upon the termination of a Voting Period, the voting rights described in this Section 6.2(a) shall cease, subject always, however, to the revesting of such voting rights in the Holders of shares of Preferred Stock upon the further occurrence of any of the events described in this Section 6.2(a).
(b) Notice of Special Meeting.   As soon as practicable after the accrual of any right of the Holders of shares of Preferred Stock to elect additional Directors as described in Section 6.2(a), the Corporation shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Stock to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Stock, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice. If the Corporation fails to call such a special meeting, it may be called at the expense of the Corporation by any such Holder on like notice. The record date for determining the Holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of Holders of shares of Preferred Stock held during a Voting Period at which Directors are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of Capital Stock of the Corporation), shall be entitled to elect the number of Directors prescribed in Section 6.2(a) on a one-vote-per-share basis.
(c) Terms of Office of Existing Directors.   The terms of office of the incumbent Directors of the Corporation at the time of a special meeting of Holders of the shares of Preferred Stock to elect additional Directors in accordance with Section 6.2(a) shall not be affected by the election at such meeting by the Holders of shares of Series B Term Preferred Stock and such other Holders of shares of Preferred Stock of the number of Directors that they are entitled to elect, and the Directors so elected by the Holders of shares of Series B Term Preferred Stock and such other Holders of shares of Preferred Stock, together with the two (2) Directors elected by the Holders of shares of Preferred Stock in accordance with Section 6.1 hereof and the remaining Directors elected by the Holders of the shares of Common Stock and Preferred Stock, shall constitute the duly elected Directors of the Corporation.
(d) Terms of Office of Certain Directors to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the Holders of the shares of Preferred Stock pursuant to Section 6.2(a) shall terminate, the remaining Directors shall constitute the Directors of the Corporation and the voting rights of the Holders of shares of Preferred Stock to elect additional Directors pursuant to Section 6.2(a) shall cease, subject to the provisions of the last sentence of Section 6.2(a).
6.3. Holders of Shares of Series A Term Preferred Stock to Vote on Certain Matters.
(a) Certain Amendments Requiring Approval of Preferred Stock.   Except as otherwise permitted by the terms of this Certificate of Designation, (1) so long as any shares of Preferred Stock are Outstanding, the Corporation shall not, without the affirmative vote or consent of the Holders of at least two-thirds of the shares of Preferred Stock Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Certificate of Incorporation or this Certificate of Designation (or any other document governing the rights of the Preferred Stock or the Holders thereof as may be required by the rules of any applicable securities exchange), whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such shares of the Preferred Stock or the Holders thereof and (2) so long as any shares of Series B Term Preferred Stock are Outstanding, the Corporation shall not, without the affirmative vote or consent of the Holders of at least two-thirds of the shares of Series B Term Preferred Stock Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Certificate of Incorporation or this Certificate of Designation (or any other document governing the rights of the Series B Term Preferred Stock or the Holders thereof as may be required by the rules of any applicable securities exchange), whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such shares of the Series B Term Preferred Stock or the Holders thereof differently than shares of any other series of Preferred Stock. Provided, however, that for purposes of this Section 6.3(a), (i) a change in the capitalization of the Corporation in accordance with Section 7.1 hereof shall not be considered to materially and adversely affect the rights and preferences of the Preferred Stock, including the Series B Term Preferred Stock, and (ii) a division of a share of preferred stock, including the Series B Term Preferred Stock, shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a share of Preferred Stock or any series thereof, or the Holder of any such share unless such matter (x) alters or abolishes any preferential right of such share of Preferred Stock, or (y) creates, alters or abolishes any right in respect of redemption of such share (other than as a result of a division of a share of Preferred Stock). So long as any shares of Preferred Stock are Outstanding, the Corporation shall not, without the affirmative vote or consent of at least sixty-seven percent (67%) of the Holders of the shares of Preferred Stock Outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Corporation is solvent and does not foresee becoming insolvent.
(b) Certain Amendments Requiring Approval of Series B Term Preferred Stock.   The Corporation cannot effect any amendment, alteration or repeal of the obligation to redeem all of the Series B Term Preferred Stock on October 30, 2026 without the prior unanimous consent of the Holders of Series B Term Preferred Stock.
(c) 1940 Act Matters.   Unless a higher percentage is provided for in the Certificate of Incorporation, the affirmative vote of the Holders of at least “a majority of the outstanding shares of Preferred Stock,” including shares of Series B Term Preferred Stock Outstanding at the time, voting as a separate class, shall be required (A) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or (B) any action requiring a vote of Holders of the Corporation’s securities pursuant to Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.
6.4. Voting Rights Set Forth Herein Are Sole Voting Rights.   Unless otherwise required by law or the Certificate of Incorporation, the Holders of shares of Series B Term Preferred Stock shall not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in this ARTICLE VI.
6.5. No Cumulative Voting.   The Holders of shares of Series B Term Preferred Stock shall have no rights to cumulative voting.
6.6. Voting for Directors Sole Remedy for Corporation’s Failure to Declare or Pay Dividends.   In the event that the Corporation fails to declare or pay any dividends on shares of Series B Term Preferred Stock on the Dividend Payment Date therefor, the exclusive remedy of the Holders of the shares of Series B Term Preferred Stock shall be the right to vote for Directors pursuant to the provisions of this ARTICLE VI. Nothing in this Section 6.6 shall be deemed to affect the obligation of the Corporation to accumulate and, if permitted by applicable law, the Certificate of Incorporation and this Certificate of Designation, pay dividends at the Default Rate in the circumstances contemplated by Section 2.8 hereof.
6.7. Holders Entitled to Vote.   For purposes of determining any rights of the Holders of shares of Series B Term Preferred Stock to vote on any matter, whether such right is created by this Certificate of Designation, by the Certificate of Incorporation, by statute or otherwise, no Holder of shares of Series B Term Preferred Stock shall be entitled to vote any share of Series B Term Preferred Stock and no share of Series B Term Preferred Stock shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such share of Series B Term Preferred Stock shall have been given in accordance with this Certificate of Designation and Deposit Securities for the payment of the Redemption Price of such share of Series B Term Preferred Stock shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No share of Series B Term Preferred Stock held by the Corporation shall have any voting rights or be deemed to be Outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

ARTICLE VII
MISCELLANEOUS
7.1. Issuance of Additional Preferred Stock.   So long as any shares of Series B Term Preferred Stock are Outstanding, the Corporation may, without the vote or consent of the Holders thereof, (a) authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Corporation representing stock under Section 18 of the 1940 Act, ranking on a parity with the Series B Term Preferred Stock as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Corporation, in addition to then Outstanding shares of Series B Term Preferred Stock, and (b) authorize, issue and sell additional shares of any such series then Outstanding or so established and created, including additional shares of Series B Term Preferred Stock, in each case in accordance with applicable law, provided that the Corporation shall, immediately after giving effect to the issuance of such additional shares of Preferred Stock and to its receipt and application of the proceeds thereof, including to the redemption of shares of Preferred Stock with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 4.2 hereof) of at least 200%.
7.2. Status of Redeemed or Repurchased Series B Term Preferred Stock.   Shares of Series B Term Preferred Stock that at any time have been redeemed or purchased by the Corporation shall, after such redemption or purchase, have the status of authorized but unissued shares of Capital Stock.
7.3. Registered Name.   Prior to the commencement of a Voting Period, (i) all shares of Series B Term Preferred Stock Outstanding from time to time shall be registered in the name of the Depository Trust Company and its successors and assigns, or any other securities depository selected by the Corporation that agrees to follow the procedures required to be followed by such securities depository as set forth in this Certificate of Designation with respect to the Series B Term Preferred Stock (the “Securities Depository”) or its nominee and (ii) no registration of transfer of shares of such Series B Term Preferred Stock shall be made on the books of the Corporation to any Person other than the Securities Depository or its nominee.
7.4. Notice.   All notices or communications hereunder, unless otherwise specified in this Certificate of Designation, shall be sufficiently given if in writing and delivered in person, by Electronic Means or by overnight mail or delivery or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 7.4 shall be deemed given on the date received or, if mailed by first class mail, on the date five (5) calendar days after which such notice is mailed.
7.5. Termination.   In the event that no shares of Series B Term Preferred Stock are Outstanding, all rights and preferences of the shares of Series B Term Preferred Stock established and designated hereunder shall cease and terminate, and all obligations of the Corporation under this Certificate of Designation with respect to such Series B Term Preferred Stock shall terminate.
7.6. Amendment.   The Board of Directors may, by resolution duly adopted, without stockholder approval (except as otherwise provided by this Certificate of Designation or required by applicable law) amend this Certificate of Designation so as to reflect any amendments to the terms applicable to the Series B Term Preferred Stock, including an increase in the number of authorized shares of the Series B Term Preferred Stock.
7.7. Actions on Other than Business Days.   Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Certificate of Designation, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.
7.8. Modification.   The Board of Directors, without the vote of the Holders of Series B Term Preferred Stock, may interpret, supplement or amend the provisions of this Certificate of Designation to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Capital Stock of the Corporation.

7.9. Information Rights.   During any period in which the Corporation is not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any shares of Series B Term Preferred Stock are Outstanding, the Corporation will provide Holders of Series B Term Preferred Stock, without cost, copies of SEC Reports that the Corporation would have been required to file pursuant to Section 13 or 15(d) of the Exchange Act if the Corporation was subject to such provisions or, alternatively, the Corporation will voluntarily file SEC Reports as if the Corporation was subject to Section 13 or 15(d) of the Exchange Act.
7.10. No Additional Rights.   Unless otherwise required by law or the Certificate of Incorporation, the Holders of shares of Series B Term Preferred Stock shall not have any relative rights or preferences or other special rights other than those specifically set forth in this Certificate of Designation.
7.11. Interpretation.
(a) The headings preceding the text of the Articles and Sections included in this Certificate of Designation are for convenience only and shall not be deemed part of this Certificate of Designation or be given any effect in interpreting this Certificate of Designation. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Certificate of Designation. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually.
(b) Reference to any agreement (including this Certificate of Designation), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Articles and Sections shall refer to those portions of this Certificate of Designation. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Certificate of Designation as a whole and not to any particular Article, Section or clause of this Certificate of Designation.
[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be duly executed by its duly authorized officer as of this         day of October 2016.
EAGLE POINT CREDIT COMPANY INC.
By:
_____________________________________
Name: Thomas P. Majewski
Title:   Chief Executive Officer

CERTIFICATE OF INCREASE
OF
SHARES DESIGNATED AS
7.75% SERIES B TERM PREFERRED STOCK DUE 2026
OF
EAGLE POINT CREDIT COMPANY INC.
Eagle Point Credit Company Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies that
1.   That a Certificate of Designation of 7.75% Series B Term Preferred Stock due 2026 of the Corporation was filed with the office of the Secretary of State of the State of Delaware on October 10, 2016.
2.   That the Board of Directors of the Corporation (the “Board of Directors,” which term as used herein shall include any duly authorized committee of the Board of Directors) at a meeting held on December 12, 2016 duly adopted a resolution authorizing and directing an increase in the number of shares of preferred stock, par value $0.001 per share, of the Corporation designated as the 7.75% Series B Term Preferred Stock due 2026 from 1,380,000 shares to 1,840,000 shares in accordance with the provisions of section 151 of the General Corporation Law of the State of Delaware.
[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Increase to be duly executed by its duly authorized officer as of this                 day of December 2016.
EAGLE POINT CREDIT COMPANY INC.
By:

Name: Thomas P. Majewski
Title:   Chief Executive Officer

CERTIFICATE
OF
INCREASE OF SHARES DESIGNATED AS
7.75% SERIES B TERM PREFERRED STOCK DUE 2026
OF
EAGLE POINT CREDIT COMPANY INC.
Eagle Point Credit Company Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies:
1.   That a Certificate of Designation of 7.75% Series B Term Preferred Stock due 2026 of the Corporation was filed with the office of the Secretary of State of the State of Delaware on October 10, 2016, and subsequently amended on December 14, 2016.
2.   That the Board of Directors of the Corporation (the “Board of Directors,” which term as used herein shall include any duly authorized committee of the Board of Directors) at a meeting held on May 16, 2017 duly adopted a resolution authorizing and directing an increase in the number of shares of preferred stock, par value $0.001 per share, of the Corporation designated as 7.75% Series B Term Preferred Stock due 2026 from 1,840,000 shares to 2,840,000 shares in accordance with the provisions of section 151 of the General Corporation Law of the State of Delaware.
[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Increase to be duly executed by its duly authorized officer as of this       day of July 2017.
EAGLE POINT CREDIT COMPANY INC.
By:

Name: Thomas P. Majewski
Title: Chief Executive Officer

PROSPECTUS
$650,000,000
Eagle Point Credit Company Inc.
Common Stock
Preferred Stock
Subscription Rights
Debt Securities

We are an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act.” Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We may also invest in other securities and instruments that are related to these investments or that our investment adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. Loan accumulation facilities are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Loan accumulation facilities typically incur leverage between four and six times prior to a CLO’s pricing. The CLO securities in which we primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and junior debt securities in which we invest are highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), which magnifies our risk of loss on such investments.
Eagle Point Credit Management LLC, our investment adviser, manages our investments subject to the supervision of our board of directors. As of March 31, 2019, Eagle Point Credit Management LLC had approximately $2.8 billion of total assets under management for investment in CLO securities and related investments, including capital commitments that were undrawn as of such date. Eagle Point Administration LLC, an affiliate of our investment adviser, serves as our administrator.
We may offer, from time to time, in one or more offerings or series, together or separately, up to $650,000,000 of our common stock, preferred stock, subscription rights or debt securities, which we refer to, collectively, as the “securities.” We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the Securities and Exchange Commission, or the “SEC,” may permit.
In addition, this prospectus relates to 5,822,727 shares of our common stock that may be sold by the selling stockholders identified under “Control Persons, Principal Stockholders and Selling Stockholders.” Sales of our common stock by the selling stockholders, which may occur at prices below the net asset value per share of our common stock, may adversely affect the market price of our common stock and may make it more difficult for us to raise capital. The selling stockholders acquired their shares of our common stock in connection with our conversion to a corporation. Each offering by the selling stockholders of their shares of our common stock through agents, underwriters or dealers will be accompanied by a prospectus supplement that will identify the selling stockholder that is participating in such offering. We will not receive any proceeds from the sale of shares of our common stock by the selling stockholders.
Our common stock, 7.75% Series A Term Preferred Stock due 2022, 7.75% Series B Term Preferred Stock due 2026, 6.75% notes due 2027 and 6.6875% notes due 2028 trade on the New York Stock Exchange under the symbols “ECC,” “ECCA,” “ECCB,” “ECCY” and “ECCX,” respectively. The last reported closing sales price for our common stock on April 22, 2019 was $17.06 per share. Based on the closing price of our common stock on April 22, 2019, the aggregate market value of the 5,822,727 shares of our common stock held by the selling stockholders is approximately $99.3 million. We determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share of our common stock on December 31, 2018 (the last date prior to the date of this prospectus as of which we determined our net asset value) was $12.40. Management’s unaudited estimate of the range of the net asset value per share of our common stock as of March 31, 2019 was between $13.66 and $13.76.
Shares of common stock of closed-end management investment companies that are listed on an exchange frequently trade at a discount to their net asset value. If our shares of common stock trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers of our securities.
Investing in our securities involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any securities, you should read the discussion of the principal risks of investing in our securities, which are summarized in “Risk Factors” beginning on page    of this prospectus.
This prospectus contains important information you should know before investing in our securities. Please read this prospectus and retain it for future reference. We file annual and semi-annual stockholder reports, proxy statements and other information with the SEC. To obtain this information free of charge or make other inquiries pertaining to us, please visit our website (www.eaglepointcreditcompany.com) or call (844) 810-6501 (toll-free). You may also obtain a copy of any information regarding us filed with the SEC from the SEC’s website (www.sec.gov).
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.
The date of this prospectus is April 26, 2019

* * * * * *
You should rely only on the information contained in this prospectus. We have not, and the selling stockholders have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the selling stockholders identified under “Control Persons, Principal Stockholders and Selling Stockholders” are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition and results of operations may have changed since that date. We will update these documents to reflect material changes only as required by law.
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ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $650,000,000 of our securities on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. In addition, this prospectus relates to 5,822,727 shares of our common stock that may be sold by the selling stockholders identified under “Control Persons, Principal Stockholders and Selling Stockholders.” This prospectus provides you with a general description of the securities that we and the selling stockholders may offer. Each time we or the selling stockholders use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus, and the prospectus and prospectus supplement will together serve as the prospectus. Please carefully read this prospectus and any prospectus supplement, together with any exhibits, before you make an investment decision. Any exhibits will nonetheless be summarized in the prospectus or applicable prospectus supplement.
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PROSPECTUS SUMMARY
The following summary highlights some of the information contained in this prospectus. It is not complete and may not contain all the information that is important to a decision to invest in our securities. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus and any applicable prospectus supplement. Except where the context suggests otherwise, the terms:
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“Eagle Point Credit Company,” the “Company,” “we,” “us” and “our” refer to Eagle Point Credit Company Inc., a Delaware corporation, and its consolidated subsidiaries or, for periods prior to our conversion to a corporation, Eagle Point Credit Company LLC, a Delaware limited liability company;

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“Eagle Point Credit Management” and “Adviser” refer to Eagle Point Credit Management LLC, a Delaware limited liability company;

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“Eagle Point Administration” and “Administrator” refer to Eagle Point Administration LLC, a Delaware limited liability company; and

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“Risk-adjusted returns” refers to the profile of expected asset returns across a range of potential macroeconomic scenarios, and does not imply that a particular strategy or investment should be considered low-risk.

Eagle Point Credit Company
We are an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. We have elected to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” commencing with our tax year ended November 30, 2014.
Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of CLOs that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We may also invest in other securities and instruments that are related to these investments or that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. The amount that we invest in these other securities and instruments may vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on the Adviser’s assessment of prevailing market conditions. The CLO securities in which we primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Below investment grade and unrated securities are also sometimes referred to as “junk” securities. These investment objectives are not fundamental policies of ours and may be changed by our board of directors without prior approval of our securityholders. See “Business.”
In the primary CLO market (i.e., acquiring securities at the inception of a CLO), we seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities issued within the respective vintage period. In the secondary CLO market (i.e., acquiring existing CLO securities), we seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns.

The Adviser pursues a differentiated strategy within the CLO market focused on:
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proactive sourcing and identification of investment opportunities;

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utilization of the Adviser’s methodical investment analysis and due diligence process;

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active involvement at the CLO structuring and formation stage; and

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taking, in many instances, significant stakes in CLO equity and junior debt tranches.

We believe that the Adviser’s direct and often longstanding relationships with CLO collateral managers, its CLO structural expertise and its relative scale in the CLO market will enable us to source and execute investments with attractive economics and terms relative to other CLO opportunities.
When we make a significant primary market investment in a particular CLO tranche, we generally expect to be able to influence the CLO’s key terms and conditions. In particular, the Adviser believes that, although typically exercised only a minority of the time in the Adviser’s experience, the protective rights associated with holding a majority position in a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents of the CLO) may reduce our risk in these investments. We may acquire a majority position in a CLO tranche directly, or we may benefit from the advantages of a majority position where both we and other accounts managed by the Adviser collectively hold a majority position, subject to any restrictions on our ability to invest alongside such other accounts. See “Business — Other Investment Techniques — Co-Investment with Affiliates.”
We seek to construct a portfolio of CLO securities that provides varied exposure across a number of key categories, including:
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number of borrowers underlying each CLO;

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industry type of a CLO’s underlying borrowers;

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number and investment style of CLO collateral managers; and

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CLO vintage period.

The Adviser has a long-term investment horizon and invests primarily with a buy-and-hold mentality. However, on an ongoing basis, the Adviser actively monitors each investment and may sell positions if circumstances change from the time of investment or if the Adviser believes it is in our best interest to do so.
Portfolio
As of March 31, 2019, we estimate that 88.4% of the fair value of our investments was in equity tranches of CLOs, 8.8% was in CLO debt tranches and 2.8% was in loan accumulation facilities. As of December 31, 2018, 79.8% of the fair value of our investments was in equity tranches of CLOs, 9.2% was in CLO debt tranches and 10.9% was in loan accumulation facilities. As of December 31, 2018, our investments had 27 different CLO collateral managers and an aggregate fair value of  $456.4 million.

Below is an unaudited summary description of our CLO equity and loan accumulation facility investments held as of March 31, 2019 and December 31, 2018 on a look-through basis and reflects aggregate underlying exposure based on the portfolios of those investments. The information is estimated and derived from CLO trustee reports, custody statements, information received from CLO collateral managers, third party data sources and other statements related to the months of March 2019 and December 2018:
	March 2019(1)	December 2018(1)
Number of unique underlying borrowers	1,506	1,481
Largest exposure to any individual borrower	0.90%	0.92%
Average individual borrower exposure	0.07%	0.07%
Aggregate exposure to 10 largest borrowers	6.57%	6.59%
Aggregate indirect exposure to senior secured loans(2)	97.42%	97.48%
Weighted average stated spread	3.53%	3.52%
Weighted average credit rating of underlying collateral(3)	B+/B	B+/B
Weighted average junior overcollateralization (OC) cushion	4.38%	4.42%
Weighted average market value of underlying collateral	96.68%	94.58%
Weighted average maturity of underlying collateral (in years)	5.1	5.2
U.S. dollar currency exposure	99.59%	99.57%

(1)
Information relating to the market price of underlying collateral is as of month end for March 2019 and December 2018. However, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, March 2019 and December 2018 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of March 31, 2019 or December 31, 2018, and this data may not be representative of current or future holdings. In addition, certain underlying borrowers may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower may in current or future periods be reflected as multiple borrowers.

(2)
We obtain exposure to underlying senior secured loans indirectly through our investments in CLOs.

(3)
Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO equity or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by us. Such obligors are not shown in the figures presented. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com). This data includes underlying portfolio characteristics of our CLO equity and loan accumulation facility portfolio.

Eagle Point Credit Management
Eagle Point Credit Management, our investment adviser, manages our investments subject to the supervision of our board of directors pursuant to an amended and restated investment advisory agreement (“Investment Advisory Agreement”). An affiliate of the Adviser, Eagle Point Administration, performs, or arranges for the performance of, our required administrative services. For a description of the fees and expenses that we pay to the Adviser and the Administrator, see “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee” and “The Adviser and the Administrator — The Administrator and the Administration Agreement.”
The Adviser is registered as an investment adviser with the SEC and, as of March 31, 2019, had approximately $2.8 billion of total assets under management for investment in CLO securities and related investments, including capital commitments that were undrawn as of such date. The Adviser was established in November 2012 by Thomas P. Majewski and Stone Point Capital LLC, or “Stone Point,” as investment manager of Trident V, L.P. and related investment vehicles, which we refer to collectively as the “Trident V Funds.” Stone Point, an investment adviser registered with the SEC, is a specialized private equity firm focused on the financial services industry. Since its inception, Stone Point (including a predecessor entity) has raised seven private equity funds with aggregate committed capital of approximately $19 billion. The Adviser is primarily owned by the Trident V Funds through intermediary holding companies. The Adviser’s Senior Investment Team also holds an indirect ownership interest in the Adviser. The Adviser is ultimately governed through intermediary holding companies by a board of managers, which includes Mr. Majewski and certain principals of Stone Point. See “The Adviser and the Administrator.”
The Adviser’s Senior Investment Team is led by Mr. Majewski, Managing Partner of the Adviser, and is also comprised of Daniel W. Ko, Portfolio Manager, and Daniel M. Spinner, Portfolio Manager. The Senior Investment Team is primarily responsible for our day-to-day investment management and the implementation of our investment strategy and process.
Each member of the Senior Investment Team is a CLO industry specialist who has been directly involved in the CLO market for the majority of his career and has built relationships with key market participants, including CLO collateral managers, investment banks and investors. Members of the Senior Investment Team have been involved in the CLO market as:
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the head of the CLO business at various investment banks;

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a lead CLO structurer and collateralized debt obligation workout specialist at an investment bank;

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a CLO equity and debt investor;

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a principal investor in CLO collateral management firms; and

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a lender and mergers and acquisitions adviser to CLO collateral management firms.

We believe that the complementary, yet highly specialized, skill set of each member of the Senior Investment Team provides the Adviser with a competitive advantage in its CLO-focused investment strategy. In addition to managing our investments, the Adviser’s affiliates and the members of the Senior Investment Team manage investment accounts for other clients, including Eagle Point Income Company Inc., or “EIC,” a closed-end management investment company that is registered under the 1940 Act and for which an affiliate of the Adviser serves as investment adviser, privately offered pooled investment vehicles and several institutional separate accounts. Many of these accounts pursue an investment strategy that substantially or partially overlaps with the strategy that we pursue. See “The Adviser and the Administrator — Portfolio Managers.”
CLO Overview
Our investment portfolio is comprised primarily of investments in the equity and junior debt tranches of CLOs. The CLOs that we target are securitization vehicles that pool portfolios of primarily below investment grade U.S. senior secured loans. Such pools of underlying assets are often referred to as a CLO’s “collateral.” While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds.
CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry, and is subject to a variety of asset concentration limitations. Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (in many cases up to five years). In cash flow CLOs, which are the type of CLOs we target, the terms and covenants of the structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the CLO collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests.
A CLO funds the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt instruments in the form of multiple, primarily floating-rate debt, tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s Investor Service, Inc., S&P and/or Fitch, Inc. The CLO equity tranche is unrated and typically represents approximately 8% to 11% of a CLO’s capital structure. A CLO’s equity tranche represents the first loss position in the CLO. Below investment grade and unrated securities are sometimes referred to as “junk” securities.
The diagram below is for illustrative purposes only. The CLO structure highlighted below is a hypothetical structure, and the structure of CLOs in which we invest may vary substantially from the example set forth below. Please see “Business — CLO Overview” for a more detailed description of a CLO’s typical structure and key terms and conditions including its priority-of-payment schedules.
CLOs have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture, that govern how cash generated from a CLO’s underlying collateral is distributed to the CLO debt and equity investors. One waterfall (the interest waterfall) applies to interest payments received on a CLO’s underlying collateral. The second waterfall (the principal waterfall) applies to cash generated from principal on the underlying collateral, primarily through loan repayments and the proceeds from loan sales. Through the interest waterfall, any excess interest-related cash flow available after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and collateral management fees) are paid is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests.
A CLO’s indenture typically requires that the maturity dates of a CLO’s assets (typically five to eight years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 12 to 13 years from the date of issuance). However, CLO investors do face reinvestment risk with respect to a CLO’s portfolio. In addition, in most CLO transactions, CLO debt investors are subject to prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which would cause the CLO’s outstanding CLO debt securities to repaid at par. See “Risk Factors — Risks Related to Our Investments — We and our investments are subject to reinvestment risk.”
We believe that CLO equity has the following attractive fundamental attributes:

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Potential for strong absolute and risk-adjusted returns:   We believe that CLO equity offers a potential total return profile that is attractive on a risk-adjusted basis compared to U.S. public equity markets.

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Expected shorter duration high-yielding credit investment with the potential for high quarterly cash distributions:   Relative to certain other high-yielding credit investments such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows during the early years of a CLO’s life.

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Expected protection against rising interest rates:   Since a CLO’s asset portfolio is typically comprised principally of floating rate loans and the CLO’s liabilities are also generally floating rate instruments, we expect CLO equity to provide potential protection against rising interest rates when the London Interbank Offered Rate, or “LIBOR,” is above the average LIBOR floor on a CLO’s assets. However, CLO equity is still subject to other forms of interest rate risk. For a discussion of the interest rate risks associated with CLO equity, see “Risk Factors — Risks Related to Our Investments — We and our investments are subject to interest rate risk” and “Business — CLO Overview.”

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Expected low-to-moderate correlation with fixed income and equity markets:   Given that CLO assets and liabilities are primarily floating rate, we expect CLO equity investments to have a low-to-moderate correlation with U.S. fixed income securities over the long term. In addition, because CLOs generally allow for the reinvestment of principal during the reinvestment period regardless of the market price of the underlying collateral if the respective CLO remains in compliance with its covenants, we expect CLO equity investments to have a low-to-moderate correlation with the U.S. equity markets over the long term.

CLO securities are also subject to a number of risks as discussed elsewhere in this “Prospectus Summary” section and in more detail in the “Risk Factors” section of this prospectus. Among our primary targeted investments, the risks associated with CLO equity are generally greater than those associated with CLO debt.
Our Competitive Advantages
We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:
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Specialist in CLO securities with a proven track record.   The Adviser focuses exclusively on CLO securities and related investments. Each member of the Senior Investment Team is a CLO specialist who has been involved with the CLO market for the majority of his career and brings a distinct and complementary skill set that the Adviser believes is necessary for our success.

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Deep CLO structural experience and expertise.   Members of the Senior Investment Team have significant experience structuring, valuing and investing in CLOs throughout their careers. The Adviser believes that the initial structuring of a CLO is an important contributor to the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by selecting those investments with the most advantageous structures.

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Methodical investment process.   The objective of the Adviser’s investment process is to source, evaluate and execute investments in CLO securities and related investments that the Adviser believes have the potential to outperform the CLO market generally. This process, augmented by the first-hand CLO industry experience of the Senior Investment Team, is designed to be repeatable and is focused on key areas for analysis that the Adviser believes are most relevant to potential future performance. The Adviser believes that its investment and security selection process, with its strong emphasis on assessing the skill of the CLO collateral manager and analyzing the structure of the CLO, differentiates its approach to investing in CLO securities. See “Business — Investment Process.”

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Efficient vehicle for gaining exposure to CLO securities.   We believe that we are structured as an efficient vehicle for investors to gain exposure to CLO securities and related investments. Based on our long-term stable capital, the Adviser can focus principally on managing the portfolio and maximizing long-term risk-adjusted returns. We believe that our closed-end structure enables the Adviser to effectively implement our primarily long-term buy-and-hold investment philosophy.

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Alignment of Interests.    As of April 22, 2019, the Adviser and the Senior Investment Team held an aggregate of 5.7% of the outstanding shares of our voting securities, or $26.9 million based on the closing sales price of our common stock and preferred stock on the New York Stock Exchange, or the “NYSE,” on April 22, 2019. See “Control Persons, Principal Stockholders and Selling Stockholders.” Their holdings in our common stock and our preferred stock align the interests of the Adviser and the Senior Investment Team with ours. In addition, our fee structure includes an incentive fee component whereby we pay the Adviser an incentive fee only if our net income exceeds a quarterly preferred return, or “hurdle rate.” See “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee.”

Our Structure
We were organized as Eagle Point Credit Company LLC, a Delaware limited liability company, on March 24, 2014, converted to a Delaware corporation on October 6, 2014 and completed our initial public offering on October 7, 2014. We have two wholly-owned subsidiaries: (1) Eagle Point Credit Company Sub (Cayman) Ltd., or the “Cayman Subsidiary” and (2) Eagle Point Credit Company Sub II (Cayman) Ltd., or the “Cayman II Subsidiary.” We generally gain access to certain newly issued Regulation S securities through the Cayman Subsidiary and to certain other investments through the Cayman II Subsidiary. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through offerings made pursuant to Regulation S under the Securities Act of 1933, as amended, or the “Securities Act.” Each of our subsidiaries is advised by the Adviser pursuant to the Investment Advisory Agreement. The following chart reflects our organizational structure and our relationship with the Adviser and the Administrator as of the date of this prospectus:
Financing and Hedging Strategy
Leverage by the Company.   We may use leverage as and to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing, including our 6.6875% notes due 2028, or the “2028 Notes,” our 6.75% notes due 2027, or the “2027 Notes,” and collectively with the 2028 Notes, the “Notes”), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of our preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.
As of March 31, 2019, we had two series of preferred stock outstanding, which we refer to collectively as the “Preferred Stock”: the 7.75% Series A Term Preferred Stock due 2022, or the “Series A Term Preferred Stock,” and the 7.75% Series B Term Preferred Stock due 2026, or the “Series B Term Preferred Stock.” As of December 31, 2018, our leverage, including the outstanding Notes and the Preferred Stock, represented approximately 40.6% of our total assets (less current liabilities). On a pro forma basis, after giving effect to the issuance in our “at-the-market” offering of 511,265 shares of our common stock from January 1, 2019 through April 22, 2019, each as described below under the heading “— Recent Developments,” our leverage, including the outstanding Notes and the Preferred Stock, represented approximately 39.9% of our total assets (less current liabilities) as of December 31, 2018 (excluding any distributions paid after December 31, 2018) and approximately 37.7% of our total assets (less current liabilities) as of March 31, 2019 (based on management’s unaudited estimate of our net asset value, or “NAV,” as of such date and after giving effect to the payment of the $0.20 per share distribution on April 30, 2019 to holders of record as of April 12, 2019). Over the long term, management expects us to operate under current market conditions generally with leverage within a range of 25% to 35% of total assets. We expect that we will, or that we may need to, raise additional capital in the future to fund our continued growth, and we may do so by entering into a credit facility, issuing additional shares of preferred stock or debt securities or through other leveraging instruments.
Subject to the limitations under the 1940 Act, we may incur additional leverage opportunistically or not at all and may choose to increase or decrease our leverage. We may use different types or combinations of leveraging instruments at any time based on the Adviser’s assessment of market conditions and the investment environment. In addition, we may borrow for temporary or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage requirements described above. By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, and our leverage strategy may not be successful. Any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. Accordingly, the more leverage is employed, the more likely a substantial change will occur in the NAV per share of our common stock. See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”
Derivative Transactions.   We may engage in “Derivative Transactions,” as described below, from time to time. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit and/or other risks, or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. We may purchase and sell a variety of derivative instruments, including exchange-listed and over-the-counter options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors or collars, and credit transactions and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments. Collectively, we refer to these financial management techniques as “Derivative Transactions.” Our use of Derivative Transactions, if any, will generally be deemed to create leverage for us and involves significant risks. No assurance can be given that our strategy and use of derivatives will be successful, and our investment performance could diminish compared with what it would have been if Derivative Transactions were not used. See “Risk Factors — Risks Related to Our Investments — We are subject to risks associated with any hedging or Derivative Transactions in which we participate.”

Operating and Regulatory Structure
We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we are required to meet certain regulatory tests. See “Regulation as a Closed-End Management Investment Company.” In addition, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our tax year ended on November 30, 2014.
Our investment activities are managed by the Adviser and supervised by our board of directors. Under the Investment Advisory Agreement, we have agreed to pay the Adviser an annual base management fee based on our “Total Equity Base” as well as an incentive fee based on our “Pre-Incentive Fee Net Investment Income.” See “The Adviser and The Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee.” We have also entered into an administration agreement, which we refer to as the “Administration Agreement,” under which we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement. See “The Adviser and the Administrator — The Administrator and the Administration Agreement.”
Conflicts of Interest
The Adviser is affiliated with other entities engaged in the financial services business. In particular, the Adviser is affiliated with Stone Point, and certain members of the Adviser’s board of managers and investment committee are principals of Stone Point. Pursuant to certain management agreements, Stone Point has received delegated authority to act as the investment manager of the Trident V Funds, which hold a significant number of shares of our common stock. See “Control Persons, Principal Stockholders and Selling Stockholders.” The Adviser is primarily owned by the Trident V Funds through intermediary holding companies. The Trident V Funds and other private equity funds managed by Stone Point invest in financial services companies. These relationships may cause the Adviser’s or certain of its affiliates’ interests to diverge from our interests. In addition, the Adviser is under common control with Marble Point Credit Management LLC, which is a CLO collateral manager and manager of other investment vehicles that invest in senior secured loans, CLO securities and other related investments. Our executive officers and directors, as well as the current and future members of the Adviser, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. See “Conflicts of Interest.”
In order to address such conflicts of interest, we have adopted a code of ethics. Similarly, the Adviser has separately adopted a code of ethics and certain compliance policies and procedures, including investment allocation policies and procedures. The Adviser’s code of ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Pursuant to its investment allocation policies and procedures, the Adviser seeks to allocate investment opportunities among the accounts it manages in a manner that is fair and equitable over time. However, there is no assurance that such opportunities will be allocated to any particular account equitably in the short-term or that any such account will be able to participate in all investment opportunities that are suitable for it. Our directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law. See “Conflicts of Interest — Code of Ethics and Compliance Procedures.”
Co-Investment with Affiliates.   In certain instances, we co-invest on a concurrent basis with other accounts managed by the Adviser and may do so with other accounts managed by certain of the Adviser’s affiliates, subject to compliance with applicable regulations and regulatory guidance and the Adviser's written allocation procedures. We have been granted exemptive relief by the SEC that permits us to participate in certain negotiated co-investments alongside other accounts managed by the Adviser or certain of its affiliates, subject to certain conditions including (i) that a majority of our directors who have no financial interest in the transaction and a majority of our directors who are not interested persons, as defined in the 1940 Act, approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. A copy of our application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.
Summary Risk Factors
The value of our assets, as well as the market price of our securities, will fluctuate. Our investments should be considered risky, and you may lose all or part of your investment in us. Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in our securities. An investment in our securities may be speculative in that it involves a high degree of risk and should not be considered a complete investment program. We are designed primarily as a long-term investment vehicle, and our securities are not an appropriate investment for a short-term trading strategy. We can offer no assurance that returns, if any, on our investments will be commensurate with the risk of investment in us, nor can we provide any assurance that enough appropriate investments that meet our investment criteria will be available.
The following is a summary of certain principal risks of an investment in us. See “Risk Factors” for a more complete discussion of the risks of investing in our securities, including certain risks not summarized below.
•
Key Personnel Risk.   We are dependent upon the key personnel of the Adviser for our future success.

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Conflicts of Interest Risk.   Our executive officers and directors, and the Adviser and its officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. See “Conflicts of Interest.”

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Interest Rate Risk.   The price of certain of our investments may be significantly affected by changes in interest rates. As of the date of this prospectus, despite recent interest rate increases from near historic lows, interest rates in the United States remain relatively low, which may increase our exposure to risks associated with rising interest rates.

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Prepayment Risk.   The assets underlying the CLO securities in which we invest are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments in which we invest are subject to prepayment risk. If we or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, our investment performance will be adversely impacted.

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Liquidity Risk.   Generally, there is no public market for the CLO investments we target. As such, we may not be able to sell such investments quickly, or at all. If we are able to sell such investments, the prices we receive may not reflect our assessment of their fair value or the amount paid for such investments by us.

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Incentive Fee Risk.   Our incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts our performance. In view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the Adviser could potentially receive a significant portion of the increase in our investment income attributable to a general increase in interest rates.

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First Loss Risk of CLO Equity and Subordinated Securities.   CLO equity and junior debt securities that we may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. Though not exclusively, we will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which we are invested.

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High Yield Investment Risk.   The CLO equity and junior debt securities that we acquire are typically unrated or rated below investment grade and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact our performance.

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Risks of Investing in CLOs and Other Structured Finance Securities.   CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

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Leverage Risk.   The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify our risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), and therefore the CLO securities in which we are currently invested and in which we intend to invest are subject to a higher degree of loss since the use of leverage magnifies losses.

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Credit Risk.   If  (1) a CLO in which we invest, (2) an underlying asset of any such CLO or (3) any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, our income, NAV and/or market price may be adversely impacted.

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Fair Valuation of Our Portfolio Investments.   Generally there is no public market for the CLO investments we target. As a result, we value these securities at least quarterly, or more frequently as may be required from time to time, at fair value. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we may ultimately realize on one or more of our investments.

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Limited Investment Opportunities Risk.   The market for CLO securities is more limited than the market for other credit related investments. We can offer no assurances that sufficient investment opportunities for our capital will be available.

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Non-Diversification Risk.   We are a non-diversified investment company under the 1940 Act and may hold a narrower range of investments than a diversified fund under the 1940 Act.

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Market Risk.   A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital, reduce the availability of suitable investment opportunities for us, or adversely and materially affect the value of our investments, any of which would negatively affect our business.

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Loan Accumulation Facilities Risk.   Potential investments in loan accumulation facilities — which are short to medium term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction and which acquire loans on an interim basis that are expected to form part of such CLO — may expose us to market, credit and leverage risks. In particular, in the event a planned CLO is not consummated, or the loans held in a loan accumulation facility are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks.

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Currency Risk.   Although we primarily make investments denominated in U.S. dollars, we may make investments denominated in other currencies. Our investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar.

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Hedging Risk.   Hedging transactions seeking to reduce risks may result in poorer overall performance than if we had not engaged in such hedging transactions, and they may also not properly hedge our risks.

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Reinvestment Risk.   CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. The need for a CLO collateral manager to satisfy the CLO’s covenants may require the CLO collateral manager to purchase substitute assets at a lower yield than those initially acquired or require that the sale proceeds be maintained temporarily in cash, either of which may reduce the yield that the CLO collateral manager is able to achieve, thereby having a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which may cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

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Tax Risk.   If we fail to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions, and the amount of such distributions, to our common stockholders and for payments to the holders of our other obligations.

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Derivatives Risk.   Derivative instruments in which we may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to Derivative Transactions include counterparty, correlation, liquidity, leverage, volatility, and OTC trading risks. In addition, small investment in derivatives could have a large potential impact on our performance, effecting a form of investment leverage on our portfolio. In certain types of Derivative Transactions, we could lose the entire amount of our investment; in other types of Derivative Transactions the potential loss is theoretically unlimited.

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Counterparty Risk.   We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on obligations, thereby resulting in potentially significant losses.

Recent Developments
Net Asset Value and Net Investment Income
The NAV per share of our common stock as of December 31, 2018 (the last date prior to the date of this prospectus as of which we determined our NAV) was $12.40. Management’s unaudited estimate of the range of our NAV per share of our common stock as of March 31, 2019 was between $13.66 and $13.76.
In addition, management’s unaudited estimate of the range of our net investment income and realized gain/loss per share of our common stock for the quarter ended March 31, 2019 was between $0.34 and $0.38.
Distributions
On January 2, 2019, we declared three monthly distributions of  $0.20 per share on shares of our common stock. Such monthly distributions were paid on January 31, 2019, February 28, 2019 and March 29, 2019 to holders of record as of January 14, 2019, February 12, 2019 and March 12, 2019, respectively.

On January 2, 2019, we declared three monthly distributions of  $0.161459 per share on shares of each of the Series A Term Preferred Stock and the Series B Term Preferred Stock. Such distributions were paid on January 31, 2019, February 28, 2019 and March 29, 2019 to holders of record as of January 14, 2019, February 12, 2019 and March 12, 2019, respectively.
On April 1, 2019, we declared three monthly distributions of  $0.20 per share on shares of our common stock. The distributions will be payable on April 30, 2019, May 31, 2019 and June 28, 2019 to holders of record as of April 12, 2019, May 13, 2019 and June 12, 2019, respectively.
On April 1, 2019, we declared three monthly distributions of  $0.161459 per share on shares of each of the Series A Term Preferred Stock and the Series B Term Preferred Stock. The distributions will be payable on April 30, 2019, May 31, 2019 and June 28, 2019 to holders of record as of April 12, 2019, May 13, 2019 and June 12, 2019, respectively.
Offerings
From January 1, 2019 through April 22, 2019, we sold 511,265 shares of our common stock pursuant to our “at-the-market” offering, yielding net proceeds to us of approximately $8.3 million.
Our Corporate Information
Our offices are located at 600 Steamboat Road, Suite 202, Greenwich, CT 06830, and our telephone number is (203) 340-8500.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are estimated based on historical fees and expenses incurred by the Company, as appropriate. In addition, such amounts are based on our pro forma total assets as of December 31, 2018, which have been adjusted to reflect the issuance in our “at-the-market” offering of 511,265 shares of our common stock from January 1, 2019 through April 22, 2019, yielding net proceeds to us of approximately $8.3 million, which would mean that our adjusted total assets are assumed to equal approximately $485.0 million. As of December 31, 2018, and pro forma for the issuances described above (excluding any distributions paid after December 31, 2018), our leverage, including the outstanding Notes and Preferred Stock, represented approximately 39.9% of our total assets (less current liabilities). We caution that such expenses, and actual leverage incurred by us, may vary in the future. Whenever this prospectus contains a reference to fees or expenses paid by “us” or “Eagle Point Credit Company,” or that “we” will pay fees or expenses, our common stockholders will indirectly bear such fees or expenses.
Stockholder Transaction Expenses (as a percentage of the offering price):
Sales load	—%(1)
Offering expenses	—%(2)
Dividend reinvestment plan expenses	—%(3)
Total stockholder transaction expenses	—%
Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.32%(4)
Incentive fees payable under our Investment Advisory Agreement (20%)	3.24%(5)
Interest payments on borrowed funds	4.87%(6)
Other expenses	1.10%(7)
Acquired fund fees and expenses (underlying CLO fees and expenses)	5.26%(8)
Total annual expenses	16.79%

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, the related prospectus supplement will disclose the applicable sales load.

(2)
The related prospectus supplement, including each underwritten offering by any of the selling stockholders identified under “Control Persons, Principal Stockholders and Selling Stockholders,” will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)
The expenses associated with the dividend reinvestment plan, or the “DRIP,” are included in “Other expenses.” See “Description of our Capital Stock — Common Stock — Dividend Reinvestment Plan.”

(4)
Our base management fee is calculated and payable quarterly in arrears at an annual rate equal to 1.75% of our “Total Equity Base,” or the NAV attributable to the common stock and the paid-in or stated capital of our preferred stock. See “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee.” The base management fee referenced in the table above is based on actual amounts incurred during the three months ended December 31, 2018, annualized for a full year, and reflects the pro forma effect of the issuance of 511,265 shares of our common stock from January 1, 2019 through April 22, 2019 in our “at-the-market” offering as described above, yielding net proceeds to us of approximately $8.3 million, as if such shares were issued at the start of such period. In addition, such amount reflects the $92.6 million of our Preferred Stock outstanding as of December 31, 2018, our NAV for such period (as adjusted to account for the actions described above), and the $98.9 million aggregate principal amount of our Notes outstanding as of December 31, 2018 (on which management fees are not payable).

For purposes of this table, the SEC requires that the “Base management fees” percentage be calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. If the management fee were calculated instead as a percentage of our total assets (as adjusted for the issuances described above), our base management fee would be approximately 1.41% of our total assets.
(5)
The incentive fee referenced in the table above assumes the pro forma effect of the issuance of       shares of our common stock from January 1, 2019 through April 22, 2019 in our “at-the-market” offering as described above, yielding net proceeds to us of approximately $8.3 million, as if such shares were issued at the start of such period, and that such pro forma assets earn a return that is the same as the return on our total deployed assets during the three months ended December 31, 2018, annualized for a full fiscal year and is based on the total assets assumed for such period. We have agreed to pay the Adviser as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to 20% of our Pre-Incentive Fee Net Investment Income for the immediately preceding quarter, subject to a hurdle of 2.00% of our NAV and a catch-up feature. Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash. However, the portion of the incentive fee that is attributable to deferred interest (such as payment-in-kind, or “PIK,” interest or original issue discount, or “OID”) will be paid to the Adviser, without interest, only if and to the extent we actually receive such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. No incentive fees are payable to the Adviser in respect of any capital gains.

The incentive fee in each calendar quarter is paid to the Adviser as follows:
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no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of our NAV;

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100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of our NAV in any calendar quarter. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV) as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% of our NAV in any calendar quarter; and

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20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of our NAV in any calendar quarter is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

For a more detailed discussion of the calculation of this fee, see “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee.”
(6)
“Interest payments on borrowed funds” represents our annualized interest expense and includes dividends payable on our Preferred Stock and interest payable on the Notes, each as outstanding on December 31, 2018, which, in the aggregate, have a weighted average interest rate of 7.21% per annum on such date. We may issue additional shares of preferred stock or debt securities pursuant to the registration statement of which this prospectus forms a part or otherwise. In the event we were to issue additional shares of preferred stock or debt securities, our borrowing costs, and correspondingly our total annual expenses, including, in the case of such preferred stock, our base management fee as a percentage of our net assets attributable to common stock, would increase.

(7)
“Other expenses” includes our overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by Eagle Point Administration and payment of fees in connection with outsourced administrative functions, and are based on estimated amounts for the current fiscal year. See “The Adviser and the Administrator — The

Administrator and the Administration Agreement.” “Other expenses” also includes the ongoing administrative expenses to the independent accountants and legal counsel of the Company, compensation of independent directors, and cost and expenses relating to rating agencies.
(8)
Investors will bear indirectly the fees and expenses (including management fees and other operating expenses) of the CLO equity securities in which we invest. CLO collateral manager fees are charged on the total assets of a CLO but are assumed to be paid from the residual cash flows after interest payments to the CLO senior debt tranches. Therefore, these CLO collateral manager fees (which generally range from 0.35% to 0.50% of a CLO’s total assets) are effectively much higher when allocated only to the CLO equity tranche. The calculation does not include any other operating expense ratios of the CLOs, as these amounts are not routinely reported to shareholders on a basis consistent with this methodology; however, it is estimated that additional operating expenses of approximately 0.30% to 0.70% could be incurred. In addition, CLO collateral managers may earn fees based on a percentage of the CLO’s equity cash flows after the CLO equity has earned a cash-on-cash return of its capital and achieved a specified “hurdle” rate. Future Acquired Fund Fees and Expenses may be substantially higher because of these fees, which may fluctuate over time. “Acquired fund fees and expenses” are based on the Company’s investment portfolio during the three months ended December 31, 2018 and assume deployment of the proceeds from the issuance of 511,265 shares of our common stock from January 1, 2019 through April 22, 2019 in our “at-the-market” offering as described above, pro rata across such portfolio over the entire period.

Example
The following example is furnished in response to the requirements of the SEC and illustrates the various costs and expense that you would pay, directly or indirectly, on a $1,000 investment in shares of our common stock for the time periods indicated, assuming (1) total net annual expenses of 13.55% of net assets attributable to our common stock and (2) a 5% annual return*:
	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$135	$373	$571	$936

*
The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. The example assumes that the estimated “other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. In addition, because the example assumes a 5% annual return, the example does not reflect the payment of the incentive fee which would either not be payable or would have an insignificant impact on the expense amounts shown above. Our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Other Expenses
The Adviser’s investment team, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We will bear all other costs and expenses of our operations and transactions, including:
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the cost of calculating our NAV (including the cost and expenses of any independent valuation firm);

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interest payable on debt, if any, incurred to finance our investments;

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fees and expenses incurred by the Adviser or payable to third parties relating to, or associated with, making or disposing of investments, including legal fees and expenses, travel expenses and other fees and expenses incurred by the Adviser or payable to third parties in performing due diligence on prospective investments, monitoring our investments and, if necessary, enforcing our rights;

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brokerage fees and commissions;

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federal and state registration fees and exchange listing fees;

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federal, state and local taxes;

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costs of offerings or repurchases of our common stock and other securities;

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the base management fee and any incentive fee;

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distributions on our shares;

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administration fees payable to the Administrator under the Administration Agreement;

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direct costs and expenses of administration and operation, including printing, mailing, long distance telephone and staff, including fees payable in connection with outsourced administrative functions;

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transfer agent and custody fees and expenses;

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independent director fees and expenses;

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the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

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costs of holding stockholder meetings;

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litigation, indemnification and other non-recurring or extraordinary expenses;

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fees and expenses associated with marketing and investor relations efforts;

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dues, fees and charges of any trade association of which we are a member;

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fees and expenses associated with independent audits and outside legal costs;

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fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•
costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws; and

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all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer, Chief Operating Officer and their respective support staff.

RISK FACTORS
Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, the price of our securities could decline, and you may lose all or part of your investment.
Risks Relating to Our Business and Structure
Our investment portfolio is recorded at fair value, with our board of directors having final responsibility for overseeing, reviewing and determining, in accordance with the 1940 Act, the fair value of our investments. As a result, there will be uncertainty as to the value of our portfolio investments.
Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy, with our board of directors having final responsibility for overseeing, reviewing and determining, in accordance with the 1940 Act, the fair value of our investments. Typically, there is no public market for the type of investments we target. As a result, we value these securities at least quarterly based on relevant information compiled by the Adviser and third-party pricing services (when available), and with the oversight, review and acceptance by our board of directors.
The determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree subjective and dependent on a valuation process approved and overseen by our board of directors. Certain factors that may be considered in determining the fair value of our investments include non-binding indicative bids and the number of trades (and the size and timing of each trade) in an investment. Valuation of certain investments is also be based, in part, upon third party valuation models which take into account various market inputs. Investors should be aware that the models, information and/or underlying assumptions utilized by us or such models will not always allow us to correctly capture the fair value of an asset. Because such valuations, and particularly valuations of securities that are not publicly traded like those we hold, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if an active public market for these securities existed. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we may ultimately realize on one or more of our investments. See “Conflicts of Interest — Valuation.”
Our financial condition and results of operations depend on the Adviser’s ability to effectively manage and deploy capital.
Our ability to achieve our investment objectives depends on the Adviser’s ability to effectively manage and deploy capital, which depends, in turn, on the Adviser’s ability to identify, evaluate and monitor, and our ability to acquire, investments that meet our investment criteria.
Accomplishing our investment objectives on a cost-effective basis is largely a function of the Adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms, either in the primary or secondary markets. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, it could adversely impact our ability to pay dividends. In addition, because the trading methods employed by the Adviser on our behalf are proprietary, stockholders will not be able to determine details of such methods or whether they are being followed.

We are reliant on Eagle Point Credit Management continuing to serve as the Adviser.
The Adviser manages our investments. Consequently, our success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel, in particular, Thomas P. Majewski. Incapacity of Mr. Majewski could have a material and adverse effect on our performance. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as our investment adviser.
The Adviser and the Administrator each has the right to resign on 90 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
The Adviser has the right, under the Investment Advisory Agreement, and the Administrator has the right under the Administration Agreement, to resign at any time upon 90 days’ written notice, whether we have found a replacement or not. If the Adviser or the Administrator resigns, we may not be able to find a new investment adviser or hire internal management, or find a new administrator, as the case may be, with similar expertise and ability to provide the same or equivalent services on acceptable terms within 90 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations, as well as our ability to make distributions to our stockholders and other payments to securityholders, are likely to be adversely affected and the market price of our securities may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and the Administrator and their affiliates. Even if we are able to retain comparable management and administration, whether internal or external, the integration of such management and their lack of familiarity with our investment objectives and operations would likely result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.
Our success will depend on the ability of the Adviser to attract and retain qualified personnel in a competitive environment.
Our growth will require that the Adviser retain and attract new investment and administrative personnel in a competitive market. The Adviser’s ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds, mezzanine funds and business development companies) and traditional financial services companies, with which the Adviser will compete for experienced personnel have greater resources than the Adviser has.
There are significant actual and potential conflicts of interest which could impact our investment returns.
Our executive officers and directors, and the Adviser and its officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. For example, the members of the Adviser’s investment team are and may in the future become affiliated with entities engaged in business activities similar to ours, including EIC, and may have conflicts of interest in allocating their time. Moreover, each member of the Senior Investment Team is engaged in other business activities which divert their time and attention. The professional staff of the Adviser will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients, and engage in other business ventures in which we have no interest. As a result of these separate business activities, the Adviser has conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures. See “Conflicts of Interest.”

Our incentive fee structure may incentivize the Adviser to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from de-levering when it would otherwise be appropriate to do so.
The incentive fee payable by us to the Adviser may create an incentive for the Adviser to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The incentive fee payable to the Adviser is based on our Pre-Incentive Fee Net Investment Income, as calculated in accordance with our Investment Advisory Agreement. This may encourage the Adviser to use leverage to increase the return on our investments, even when it may not be appropriate to do so, and to refrain from de-levering when it would otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our securities. See “— Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”
A general increase in interest rates may have the effect of making it easier for the Adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.
Given the structure of our Investment Advisory Agreement with Eagle Point Credit Management, any general increase in interest rates will likely have the effect of making it easier for the Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Adviser. This risk is more acute in a relatively low interest rate environment, such as the one we are in now. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the Adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in the Adviser’s income incentive fee resulting from such a general increase in interest rates.
We may be obligated to pay the Adviser incentive compensation even if we incur a loss or with respect to investment income that we have accrued but not received.
The Adviser is entitled to incentive compensation for each fiscal quarter based, in part, on our Pre-Incentive Fee Net Investment Income, if any, for the immediately preceding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our NAV, decreases in our NAV make it easier to achieve the performance threshold. Our Pre-Incentive Fee Net Investment Income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. In addition, we accrue an incentive fee on accrued income that we have not yet received in cash. However, the portion of the incentive fee that is attributable to such income will be paid to the Adviser, without interest, only if and to the extent we actually receive such income in cash.
The Adviser’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on our behalf than it would when acting for its own account.
Under the Investment Advisory Agreement, the Adviser does not assume any responsibility to us other than to render the services called for under the agreement, and it is not responsible for any action of our board of directors in following or declining to follow the Adviser’s advice or recommendations. The Adviser maintains a contractual and fiduciary relationship with us. Under the terms of the Investment Advisory Agreement, the Adviser, its officers, managers, members, agents, employees and other affiliates are not liable to us for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify the Adviser and each of its officers, managers, members, agents, employees and other affiliates from and against all damages, liabilities, costs and expenses (including reasonable legal fees and other amounts reasonably paid in settlement) incurred by such persons arising out of or based on performance by the Adviser of its obligations under the Investment Advisory Agreement, except where attributable to willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. These protections may lead the Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.
The Investment Advisory Agreement and the Administration Agreement were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.
The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to the Adviser, may not be as favorable to us as if they had been negotiated with an unaffiliated third party.
The Adviser may not be able to achieve the same or similar returns as those achieved by other portfolios managed by the Senior Investment Team.
Although the Senior Investment Team manages other investment portfolios, including accounts using investment objectives, investment strategies and investment policies similar to ours, we cannot assure you that we will be able to achieve the results realized by any other vehicles managed by the Senior Investment Team.
We may experience fluctuations in our NAV and quarterly operating results.
We could experience fluctuations in our NAV from month to month and in our quarterly operating results due to a number of factors, including the timing of distributions to our stockholders, fluctuations in the value of the CLO securities that we hold, our ability or inability to make investments that meet our investment criteria, the interest and other income earned on our investments, the level of our expenses (including the interest or dividend rate payable on the debt securities or preferred stock we issue), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, our NAV and results for any period should not be relied upon as being indicative of our NAV and results in future periods.
Our board of directors may change our operating policies and strategies without stockholder approval, the effects of which may be adverse.
Our board of directors will have the authority to modify or waive our current operating policies, investment criteria and strategies, other than those that we have deemed to be fundamental, without prior stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our securities. However, the effects of any such changes could adversely impact our ability to pay dividends and cause you to lose all or part of your investment.
Our management’s estimates of certain metrics relating to our financial performance for a period are subject to revision based on our actual results for such period.
Our management makes and publishes unaudited estimates of certain metrics indicative of our financial performance, including the NAV per share of our common stock and the range of NAV per share of our common stock on a monthly basis, and the range of the net investment income and realized gain/loss per share of our common stock on a quarterly basis. Such estimates are included in this prospectus and may be included in a related prospectus supplement. While any such estimate will be made in good faith based on our most recently available records as of the date of the estimate, such estimates are subject to financial closing procedures, our board of directors’ final determination of our NAV as of the end of the applicable quarter and other developments arising between the time such estimate is made and the time that we finalize our quarterly financial results and may differ materially from the results reported in the audited financial statements and/or the unaudited financial statements included in filings we make with the SEC. As a result, investors are cautioned not to place undue reliance on any management estimates presented in this prospectus or any related prospectus supplement and should view such information in the context of our full quarterly or annual results when such results are available.
We will be subject to corporate-level income tax if we are unable to maintain our RIC status for U.S. federal income tax purposes.
Although we elected to be treated as a RIC under Subchapter M of the Code beginning with our 2014 tax year, and intend to qualify as a RIC in each of our succeeding tax years, we can offer no assurance that we will be able to maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet certain annual distribution, income source and asset diversification requirements.
The annual distribution requirement for a RIC will be satisfied if we distribute dividends to our stockholders each tax year of an amount generally at least equal to 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we use debt financing, we are subject to certain asset coverage requirements under the 1940 Act and may be subject to financial covenants that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
The income source requirement will be satisfied if we obtain at least 90% of our income for each tax year from dividends, interest, gains from the sale of our securities or similar sources.
The asset diversification requirement will be satisfied if we meet certain asset composition requirements at the end of each quarter of our tax year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are expected to be in CLO securities for which there will likely be no active public market, any such dispositions could be made at disadvantageous prices and could result in substantial losses.
If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount or market discount, which may arise if we acquire a debt security at a significant discount to par, or payment-in-kind interest, which represents contractual interest added to the principal amount of a debt security and due at the maturity of the debt security. We also may be required to include in income certain other amounts that we have not yet, and may not ever, receive in cash. Our investments in payment-in-kind interest may represent a higher credit risk than loans for which interest must be paid in full in cash on a regular basis. For example, even if the accounting conditions for income accrual are met, the issuer of the security could still default when our actual collection is scheduled to occur upon maturity of the obligation.
Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. In addition, since our incentive fee is payable on our income recognized, rather than cash received, we may be required to pay advisory fees on income before or without receiving cash representing such income. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Our cash distributions to stockholders may change and a portion of our distributions to stockholders may be a return of capital.
The amount of our cash distributions may increase or decrease at the discretion of our Board, based upon its assessment of the amount of cash available to us for this purpose and other factors. Unless we are able to generate sufficient cash through the successful implementation of our investment strategy, we may need to reduce the level of our cash distributions in the future. In addition, we may not be able to sustain our current level of distributions even if we successfully implement our investment strategy. Further, to the extent that the portion of the cash generated from our investments that is recorded as interest income for financial reporting purposes is less than the amount of our distributions, all or a portion of one or more of our future distributions, if declared, may comprise a return of capital. Accordingly, stockholders should not assume that the sole source of any of our distributions is net investment income. Any reduction in the amount of our distributions would reduce the amount of cash received by our stockholders and could have a material adverse effect on the market price of our shares. See “— Risks Related to Our Investments — Our investments are subject to prepayment risk” and “— Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.”
Our stockholders may receive shares of our common stock as distributions, which could result in adverse tax consequences to them.
In order to satisfy certain annual distribution requirements to maintain RIC tax treatment under Subchapter M of the Code, we may declare a large portion of a distribution in shares of our common stock instead of in cash. Historically, we have not declared any portion of our distributions in shares of our common stock. As long as at least 20% of such distribution is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder generally would be subject to tax on 100% of the fair market value of the distribution on the date the distribution is received by the stockholder in the same manner as a cash distribution, even though most of the distribution was paid in shares of our common stock.
We incur significant costs as a result of being a publicly traded company.
As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the “Exchange Act,” as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the SEC.
Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our stockholders, we may need additional capital to finance the acquisition of new investments and such capital may not be available on favorable terms, or at all.
In order to maintain our RIC status, we are required to distribute at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. As a result, these earnings will not be available to fund new investments, and we will need additional capital to fund growth in our investment portfolio. If we fail to obtain additional capital, we could be forced to curtail or cease new investment activities, which could adversely affect our business, operations and results. Even if available, if we are not able to obtain such capital on favorable terms, it could adversely affect our net investment income.
A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.
We may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which we invest or operate, including conditions affecting interest rates and the availability of credit. Unexpected volatility, illiquidity, governmental action, currency devaluation or other events in the global markets in which we directly or indirectly hold positions could impair our ability to carry out our business and could cause us to incur substantial losses. These factors are outside our control and could adversely affect the liquidity and value of our investments, and may reduce our ability to make attractive new investments.

In particular, economic and financial market conditions significantly deteriorated for a significant part of the past decade as compared to prior periods. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. Although certain financial markets have improved, to the extent economic conditions experienced during the past decade recur, they may adversely impact our investments. Signs of deteriorating sovereign debt conditions in Europe and elsewhere, the United Kingdom’s referendum decision to leave the European Union, or “Brexit”, which was expected to occur on March 19, 2019, but has been extended to October 31, 2019 pursuant to an agreement with the European Union. and other nationalist movements and policies and uncertainty regarding the policies of the current U.S. presidential administration could lead to further disruption in the global markets. Trends and historical events do not imply, forecast or predict future events, and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances may vary significantly.
We may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries with which we interact in the conduct of our business.
We also may be subject to risk arising from a broad sell off or other shift in the credit markets, which may adversely impact our income and NAV. In addition, the value of our assets declines substantially, we may fail to maintain the asset coverage imposed upon us by the 1940 Act. See “— Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us” and “Regulation as a Closed-End Management Investment Company.” Any such failure would affect our ability to issue additional preferred stock and other senior securities, including borrowings, and may affect our ability to pay distributions on our capital stock, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to obtain debt financing. For example, we cannot be certain that we would be able to obtain debt financing on commercially reasonable terms, if at all. See “If we are unable to obtain, and/or refinance debt capital, our business could be materially adversely affected.” In previous market cycles, many lenders and institutional investors have previously reduced or ceased lending to borrowers. In the event of such type of market turmoil and tightening of credit, increased market volatility and widespread reduction of business activity could occur, thereby limiting our investment opportunities. Moreover, we are unable to predict when economic and market conditions may be favorable in future periods. Even if market conditions are broadly favorable over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.
If we are unable to obtain and/or refinance debt capital, our business could be materially adversely affected.
If we are unable to obtain or refinance debt capital on commercially reasonable terms, our liquidity will be lower than it would have been with the benefit of such financings, which would limit our ability to grow our business. In addition, holders of our common stock would not benefit from the potential for increased returns on equity that incurring leverage creates. Any such limitations on our ability to grow and take advantage of leverage may decrease our earnings, if any, and distributions to stockholders, which in turn may lower the trading price of our common stock. In addition, in such event, we may need to liquidate certain of our investments, which may be difficult to sell if required, meaning that we may realize significantly less than the value at which we have recorded our investments. Furthermore, to the extent we are not able to raise capital and are at or near our targeted leverage ratios, we may receive smaller allocations, if any, on new investment opportunities under the Adviser’s allocation policy.
Debt capital that is available to us in the future, if any, including upon the refinancing of then-existing debt prior to its maturity, may be at a higher cost and on less favorable terms and conditions than costs and other terms and conditions at which we can currently obtain debt capital. In addition, if we are unable to repay amounts outstanding under any such debt financings and are declared in default or are unable to renew or refinance these debt financings, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn or an operational problem that affects third parties or us, and could materially damage our business.
We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.
We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because our portfolio of investments may lack diversification among CLO securities and related investments, we are susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral that they hold.
Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.
Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities (including debt securities, preferred stock and/or borrowings from banks or other financial institutions); provided we meet certain asset coverage requirements (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock under current law). See “— Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us” for details concerning how asset coverage is calculated. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness (including by redeeming shares of the Preferred Stock, a portion of the Notes and/or any other series of preferred stock or notes that may be outstanding) at a time when such sales or redemptions may be disadvantageous. Also, any amounts that we use to service or repay our indebtedness would not be available for distributions to our stockholders.
We are not generally able to issue and sell shares of our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). We may, however, sell shares of our common stock at a price below the then current NAV per share (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit.
Provisions of the General Corporation Law of the State of Delaware and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of our securities.
The General Corporation Law of the State of Delaware, or the “DGCL,” contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. If our board of directors does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.
We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our board of directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our board of directors to classify or reclassify shares of our preferred stock in one or more classes or series, to cause the issuance of additional shares of our capital stock, and to amend our certificate of incorporation, without stockholder approval, in certain instances. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our securityholders.
Significant stockholders may control the outcome of matters submitted to our stockholders or adversely impact the market price of our securities.
To the extent any stockholder, individually or acting together with other stockholders, controls a significant number of our voting securities or any class of voting securities, they may have the ability to control the outcome of matters submitted to our stockholders for approval, including the election of directors and any merger, consolidation or sale of all or substantially all of our assets, and may cause actions to be taken that you may not agree with or that are not in your interests or those of other securityholders.
This concentration of beneficial ownership also might harm the market price of our securities by:
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delaying, deferring or preventing a change in corporate control;

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impeding a merger, consolidation, takeover or other business combination involving us; or

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discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of us.

We are subject to the risk of legislative and regulatory changes impacting our business or the markets in which we invest.
Legal and regulatory changes.   Legal and regulatory changes could occur and may adversely affect us and our ability to pursue our investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the Commodity Futures Trading Commission, or the “CFTC,” the SEC, the U.S. Federal Reserve, other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect us. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. We also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. Such changes, or uncertainty regarding any such changes, could adversely affect the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of the Senior Investment Team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.
Derivative Investments.   The derivative investments in which we may invest are subject to comprehensive statutes, regulations and margin requirements. In particular, certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act,” which was signed into law in July 2010, requires certain standardized derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for us. The Dodd-Frank Act also established minimum margin requirements on certain uncleared derivatives which may result in us and our counterparties posting higher margin amounts for uncleared derivatives. In addition, we have claimed an exclusion from the definition of the term “commodity pool operator” pursuant to CFTC No-Action Letter 12-38 issued by the staff of the CFTC Division of Swap Dealer and Intermediary Oversight on November 20, 2012. For us to continue to qualify for this exclusion, (i) the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the U.S. Commodity Exchange Act, as amended, or the “CEA,” and (other than positions entered into for hedging purposes) may not exceed five percent of our liquidation value, (ii) the net notional value of our aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of our liquidation value, or (iii) we must meet an alternative test appropriate for a “fund of funds” as set forth in CFTC No-Action Letter 12-38. In the event we fail to qualify for the exclusion and the Adviser is required to register as a “commodity pool operator” in connection with serving as our investment adviser and becomes subject to additional disclosure, recordkeeping and reporting requirements, our expenses may increase.
Loan Securitizations.   Section 619 of the Dodd-Frank Act, commonly referred to as the “Volcker Rule,” generally prohibits, subject to certain exemptions, covered banking entities from engaging in proprietary trading or sponsoring, or acquiring or retaining an ownership interest in, a hedge fund or private equity fund, or “covered funds,” (which have been broadly defined in a way which could include many CLOs). Given the limitations on banking entities investing in CLOs that are covered funds, the Volcker Rule may adversely affect the market value or liquidity of any or all of the investments held by us. Although the Volcker Rule and the implementing rules exempt “loan securitizations” from the definition of covered fund, not all CLOs will qualify for this exemption. For example, CLOs that invest in bonds as well as loans will be treated as covered funds. Accordingly, in an effort to qualify for the “loan securitization” exemption, many current CLOs have amended their transaction documents to restrict the ability of the issuer to acquire bonds and certain other securities, which may reduce the return available to holders of CLO equity securities. Furthermore, the costs associated with such amendments are typically paid out of the cash flow of the CLO, which adversely impacts the return on our investment in any CLO equity. In addition, in order to avoid covered fund status under the Volcker Rule, it is likely that many future CLOs will contain similar restrictions on the acquisition of bonds and certain other securities, which may result in lower returns on CLO equity securities than currently anticipated.
Also, in October 2014, six federal agencies (the Federal Deposit Insurance Corporation, or the “FDIC,” the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development and the Federal Housing Finance Agency) adopted joint final rules implementing certain credit risk retention requirements contemplated in Section 941 of the Dodd-Frank Act, or the “Final U.S. Risk Retention Rules.” These rules were published in the Federal Register on December 24, 2014. With respect to the regulation of CLOs, the Final U.S. Risk Retention Rules require that the “sponsor” or a “majority owned affiliate” thereof  (in each case as defined in the rules), will retain an “eligible vertical interest” or an “eligible horizontal interest” (in each case as defined therein) or any combination thereof in the CLO in the manner required by the Final U.S. Risk Retention Rules.
The Final U.S. Risk Retention Rules became fully effective on December 24, 2016, or the “Final U.S. Risk Retention Effective Date,” and to the extent applicable to CLOs, the Final U.S. Risk Retention Rules contain provisions that may adversely affect the return of our investments. There are a number of uncertainties surrounding the Final U.S. Risk Retention Rules, including: (i) proposed legislation designed to exclude from Final U.S. Risk Retention Rules collateral managers of certain defined “QCLOs” (qualified CLOs), (ii) the October 2017 report to the President to the United States from the United States Department of the Treasury entitled “A Financial System That Creates Economic Opportunities — Capital Markets,” which recommends that “creating a set of loan-specific requirements under which CLO managers would receive relief from being required to retain risk” and (iii) future directives and interpretations by governmental authorities with respect to the Final U.S. Risk Retention Rules. On February 9, 2018, a three judge panel of the United States Court of Appeals for the District of Columbia Circuit, or the “DC Circuit Court,” rendered a decision in The Loan Syndications and Trading Association v. Securities and Exchange Commission and Board of Governors of the Federal Reserve System, No. 1:16-cv-0065, in which the DC Circuit Court held that open market CLO managers are not “securitizers” subject to the requirements of the Final U.S. Risk Retention Rules, or the “DC Circuit Ruling.” As of the date of hereof: (a) the time period for the federal agencies responsible for the Final U.S. Risk Retention Rules, or the “Applicable Agencies,” to petition for en banc review of the DC Circuit Ruling has expired, (b) the DC Circuit Court has issued a mandate to the lower court requiring the lower court to implement the DC Circuit Ruling, (c) in accordance with the DC Circuit Court mandate, on April 5, 2018, the U.S. District Court for the District of Columbia, or the “DC District Court,” issued a court order that the Final U.S. Risk Retention Rules are vacated insofar as they apply to collateral managers of open-market collateralized loan obligations and (d) the time period for filing a petition for certiorari requesting the case to be heard by the United States Supreme Court has expired. Thus, collateral managers of open market CLOs are no longer required to comply with the Final U.S. Risk Retention Rules at this time. As such, it is possible that some collateral managers of open market CLOs will decide to dispose of the notes (or cause their majority owned affiliates to dispose of the notes) constituting the “eligible vertical interest” or “eligible horizontal interest”

they were previously required to retain, or decide take other action with respect to such notes that is not otherwise prohibited by the Final U.S. Risk Retention Rules. To the extent either the underlying collateral manager or its majority-owned affiliate divests itself of such notes, this will reduce the degree to which the relevant collateral manager’s incentives are aligned with those of the noteholders of the CLO (which may include us as a CLO noteholder), and could influence the way in which the relevant collateral manager manages the CLO assets and/or makes other decisions under the transaction documents related to the CLO in a manner that is adverse to us.
There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the Final U.S. Risk Retention Rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the Final U.S. Risk Retention Rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the Final U.S. Risk Retention Rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the Final U.S. Risk Retention Rules and other factors.
In the European Union, there has also been an increase in political and regulatory scrutiny of the securitization industry. Regulation EU 2017/2402 of the European Parliament and the Council of 12 December 2017 laying down a general framework for securitisation and creating a specific framework for simple, transparent and standardized securitisation (as may be amended from time to time and including any delegated or implementing legislation with respect thereto, the “Securitization Regulation”) became effective on January 17, 2018 and applies to all new securitizations issued on or after January 1, 2019. The Securitization Regulation repealed and replaced the prior EU risk retention requirements with a single regime that applies to European credit institutions, investment firms, insurance and reinsurance companies, alternative investment fund managers that manage and/or market their alternative investment funds in the EU, undertakings for collective investment in transferable securities regulated pursuant to EU Directive 2009/65/EC and the management companies thereof and, subject to some exceptions, institutions for occupational pension provision (IORPs), each as set out in the Securitization Regulation (such investors, “EU Affected Investors”). Such EU Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the Securitization Regulation.
The Securitization Regulation restricts an EU Affected Investor from investing in securitizations unless, among other things: (a)(i) the originator, sponsor or original lender with respect to the relevant securitization will retain, on an on-going basis, a net economic interest of not less than 5% with respect to certain specified credit risk tranches or securitized exposures and (ii) the risk retention is disclosed to the investor in accordance with the Securitization Regulation; and (b) such investor is able to demonstrate that it has undertaken certain due diligence with respect to various matters, including the risk characteristics of its investment position and the underlying assets, and that procedures are established for such activities to be monitored on an on-going basis. There are material differences between the Securitization Regulation and the prior EU risk retention requirements, particularly with respect to transaction transparency, reporting and diligence requirements and the imposition of a direct compliance obligation on the “sponsor”, “originator” or “original lender” of a securitization where such entity is established in the EU.
CLOs issued in Europe are generally structured in compliance with the Securitization Regulation so that prospective investors subject to the Securitization Laws can invest in compliance with such requirements. To the extent a CLO is structured in compliance with the EU Securitization Laws, our ability to invest in the residual tranches of such CLOs could be limited, or we could be required to hold our investment for the life of the CLO. If a CLO has not been structured to comply with the Securitization Regulation, it will limit the ability of EEA-regulated institutional investors to purchase CLO securities, which may adversely affect the price and liquidity of the securities (including the residual tranche) in the secondary market. Additionally, the Securitization Regulation and any regulatory uncertainty in relation thereto may reduce the issuance of new CLOs and reduce the liquidity provided by CLOs to the leveraged loan market generally. Reduced liquidity in the loan market could reduce investment opportunities for collateral managers, which could negatively affect the return of our investments. Any reduction in the volume and liquidity provided by CLOs to the leveraged loan market could also reduce opportunities to redeem or refinance the securities comprising a CLO in an optional redemption or refinancing and could negatively affect the ability of obligors to refinance of their collateral obligations, either of which developments could increase defaulted obligations above historic levels.
The Japanese Financial Services Agency (the “JFSA”) recently published a risk retention rule as part of the regulatory capital regulation of certain categories of Japanese investors seeking to invest in securitization transactions (the “JRR Rule”). The JRR Rule mandates an “indirect” compliance requirement, meaning that certain categories of Japanese investors will be required to apply higher risk weighting to securitization exposures they hold unless the relevant originator commits to hold a retention interest equal to at least 5% of the exposure of the total underlying assets in the transaction (the “Japanese Retention Requirement”) or such investors determine that the underlying assets were not “inappropriately originated.” The Japanese investors to which the JRR Rule applies include banks, bank holding companies, credit unions (shinyo kinko), credit cooperatives (shinyo kumiai), labor credit unions (rodo kinko), agricultural credit cooperatives (nogyo kyodo kumiai), ultimate parent companies of large securities companies and certain other financial institutions regulated in Japan (such investors, “Japanese Affected Investors”). Such Japanese Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the Japanese Retention Requirement.
The JRR Rule became effective on March 31, 2019. At this time, there are a number of unresolved questions and no established line of authority, precedent or market practice that provides definitive guidance with respect to the JRR Rule, and no assurances can be made as to the content, impact or interpretation of the JRR Rule. In particular, the basis for the determination of whether an asset is “inappropriately originated” remains unclear and, therefore, unless the JFSA provides further specific clarification, it is possible that CLO securities we have purchased may contain assets deemed to be “inappropriately originated” and, as a result, may not be exempt from the Japanese Retention Requirement. The JRR Rule or other similar requirements may deter Japanese Affected Investors from purchasing CLO securities, which may limit the liquidity of CLO securities and, in turn, adversely affect the price of such CLO securities in the secondary market. Whether and to what extent the JFSA may provide further clarification or interpretation as to the JRR Rule is unknown.
The SEC staff could modify its position on certain non-traditional investments, including investments in CLO securities.
The staff of the SEC from time to time has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and leverage risk. The staff of the Division of Investment Management has, in correspondence with registered management investment companies, previously raised questions about the level of, and special risks associated with, investments in CLO securities. While it is not possible to predict what conclusions, if any, the staff may reach in these areas, or what recommendations, if any, the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLO securities could adversely impact our ability to implement our investment strategy and/or our ability to raise capital through public offerings, or could cause us to take certain actions that may result in an adverse impact on our stockholders, our financial condition and/or our results of operations. We are unable at this time to assess the likelihood or timing of any such regulatory development.
Terrorist actions and natural disasters may disrupt our operations.
Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may adversely impact the businesses in which we invest either directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We are subject to risks related to cybersecurity and other disruptions to information systems.
We are highly dependent on the communications and information systems of the Adviser, the Administrator and their affiliates as well as certain other third-party service providers. We, and our service providers, are susceptible to operational and information security risks. While we, the Adviser and the Administrator have procedures in place with respect to information security technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized gathering, monitoring, release, misuse, loss or destruction of our and/or our stockholders’ confidential and other information, or otherwise disrupt our operations or those of our service providers. Disruptions or failures in the physical infrastructure or operating systems and cyber attacks or security breaches of the networks, systems or devices that we and our service providers use to service our operations, or disruption or failures in the movement of information between service providers could disrupt and impact the service providers’ and our operations, potentially resulting in financial losses, the inability of our stockholders to transact business and of us to process transactions, inability to calculate our NAV, misstated or unreliable financial data, violations of applicable privacy and other laws, regulatory fines, penalties, litigation costs, increased insurance premiums, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Our service providers’ policies and procedures with respect to information security have been established to seek to identify and mitigate the types of risk to which we and our service providers are subject. As with any risk management system, there are inherent limitations to these policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified. There can be no assurance that we or our service providers will not suffer losses relating to information security breaches (including cyber attacks) or other disruptions to information systems in the future.
Risks Related to Our Investments
Investing in senior secured loans indirectly through CLO securities involves particular risks.
We obtain exposure to underlying senior secured loans through our investments in CLOs, but may obtain such exposure directly or indirectly through other means from time to time. Such loans may become nonperforming or impaired for a variety of reasons. Nonperforming or impaired loans may require substantial workout negotiations or restructuring that may entail a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. Risks associated with senior secured loans include the fact that prepayments generally may occur at any time without premium or penalty.
In addition, the portfolios of certain CLOs in which we invest may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. These companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Middle market companies typically have narrower product lines and smaller market shares than large companies. Therefore, they tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. The success of a middle market business may also depend on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on the obligor. Accordingly, loans made to middle market companies may involve higher risks than loans made to companies that have greater financial resources or are otherwise able to access traditional credit sources. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which we may invest. As a consequence of the forgoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.
Our investments in CLO securities and other structured finance securities involve certain risks.
Our investments consist primarily of CLO securities, and we may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. We and other investors in CLO and related structured finance securities ultimately bear the credit risk of the underlying collateral. In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches.
In light of the above considerations, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. For example, investments in structured vehicles, including equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.
In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) our investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs we may target. In addition, CLO and other structured finance securities may be subject to prepayment risk. Further, the performance of a CLO or other structured finance security may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to liquidity risk.
Our investments in the primary CLO market involve certain additional risks.
Between the pricing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

Our portfolio of investments may lack diversification among CLO securities which may subject us to a risk of significant loss if one or more of these CLO securities experience a high level of defaults on collateral.
Our portfolio may hold investments in a limited number of CLO securities. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we will not have fixed guidelines for diversification, we will not have any limitations on the ability to invest in any one CLO, and our investments may be concentrated in relatively few CLO securities. As our portfolio may be less diversified than the portfolios of some larger funds, we are more susceptible to failure if one or more of the CLOs in which we are invested experiences a high level of defaults on its collateral. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. We may also invest in multiple CLOs managed by the same CLO collateral manager, thereby increasing our risk of loss in the event the CLO collateral manager were to fail, experience the loss of key portfolio management employees or sell its business.
Our portfolio is focused on CLO securities, and the CLO securities in which we invest may hold loans that are concentrated in a limited number of industries.
Our portfolio is focused on securities issued by CLOs and related investments, and the CLOs in which we invest may hold loans that are concentrated in a limited number of industries. As a result, a downturn in the CLO industry or in any particular industry that the CLOs in which we invest are concentrated could significantly impact the aggregate returns we realize.
Failure by a CLO in which we are invested to satisfy certain tests will harm our operating results.
The failure by a CLO in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.
Negative loan ratings migration may also place pressure on the performance of certain of our investments.
Per the terms of a CLO’s indenture, assets rated “CCC+” or lower or their equivalent in excess of applicable limits do not receive full par credit for purposes of calculation of the CLO’s overcollateralization tests. As a result, negative rating migration could cause a CLO to be out of compliance with its overcollateralization tests. This could cause a diversion of cash flows away from the CLO equity and junior debt tranches in favor of the more senior CLO debt tranches until the relevant overcollateralization test breaches are cured. This could have a negative impact on our NAV and cash flows.
Our investments in CLOs and other investment vehicles result in additional expenses to us.
We invest in CLO securities and may invest, to the extent permitted by law, in the securities and other instruments of other investment companies, including private funds, and, to the extent we so invest, we bear our ratable share of a CLO’s or any such investment vehicle’s expenses, including management and performance fees. In addition to the management and performance fees borne by our investments in CLOs, we also remain obligated to pay management and incentive fees to the Adviser with respect to the assets invested in the securities and other instruments of other investment vehicles, including CLOs. With respect to each of these investments, each holder of our common stock bears his or her share of the management and incentive fee of the Adviser as well as indirectly bearing the management and performance fees charged by the underlying advisor and other expenses of any investment vehicles in which we invest.
In the course of our investing activities, we pay management and incentive fees to the Adviser and reimburse the Adviser for certain expenses it incurs. As a result, investors in our securities invest on a “gross” basis and receive distributions on a “net” basis after expenses, potentially resulting in a lower rate of return than an investor might achieve through direct investments.

Our investments in CLO securities may be less transparent to us and our stockholders than direct investments in the collateral.
We invest primarily in equity and junior debt tranches of CLOs and other related investments. Generally, there may be less information available to us regarding the collateral held by such CLOs than if we had invested directly in the debt of the underlying obligors. As a result, our stockholders do not know the details of the collateral of the CLOs in which we invest or receive the reports issued with respect to such CLO. In addition, none of the information contained in certain monthly reports nor any other financial information furnished to us as a noteholder in a CLO is audited and reported upon, nor is an opinion expressed, by an independent public accountant. Our CLO investments are also subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs.
CLO investments involve complex documentation and accounting considerations.
CLOs and other structured finance securities in which we invest are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.
The accounting and tax implications of the CLO investments that we make are complicated. In particular, reported earnings from CLO equity securities are recorded under U.S. generally accepted accounting principles, or “GAAP,” based upon an effective yield calculation. Current taxable earnings on these investments, however, will generally not be determinable until after the end of the fiscal year of each individual CLO that ends within our fiscal year, even though the investments are generating cash flow throughout the fiscal year. The tax treatment of these investments may result in higher distributable earnings in the early years and a capital loss at maturity, while for reporting purposes the totality of cash flows are reflected in a constant yield to maturity.
We are dependent on the collateral managers of the CLOs in which we invest, and those CLOs are generally not registered under the 1940 Act.
We rely on CLO collateral managers to administer and review the portfolios of collateral they manage. The actions of the CLO collateral managers may significantly affect the return on our investments; however, we, as investors of the CLO, typically do not have any direct contractual relationship with the collateral managers of the CLOs in which we invest. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on our investments, as we may not be provided with information on a timely basis in order to take appropriate measures to manage our risks. We will also rely on CLO collateral managers to act in the best interests of a CLO it manages; however, such CLO managers are subject to fiduciary duties owed to other classes of notes besides those in which we invest; therefore, there can be no assurance that the collateral managers will always act in the best interest of the class or classes of notes in which we are invested. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs (e.g., gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of our investments. Furthermore, since the underlying CLO issuer often provides an indemnity to its CLO manager, we may not be incentivized to pursue actions against the collateral manager since any such action, if successful, may ultimately be borne by the underlying CLO issuer and payable from its assets, which could create losses to us as investors in the CLO. In addition, to the extent we invest in CLO equity, liabilities incurred by the CLO manger to third parties may be borne by us to the extent the CLO is required to indemnify its collateral manager for such liabilities.
In addition, the CLOs in which we invest are generally not registered as investment companies under the 1940 Act. As investors in these CLOs, we are not afforded the protections that stockholders in an investment company registered under the 1940 Act would have.
Our investments in CLO securities may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.
Some of the CLOs in which we invest may constitute “passive foreign investment companies,” or “PFICs.” If we acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFIC’s income for each tax year regardless of whether we receive any distributions from such PFIC. We must nonetheless distribute such income to maintain our status as a RIC. The IRS recently issued final regulations that generally treat our income inclusion with respect to a PFIC with respect to which we have made a qualified electing fund, or “QEF”, election, as qualifying income for purposes of determining our ability to be subject to tax as a RIC if  (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies. As such, we may be restricted in our ability to make QEF elections with respect to our holdings in issuers that could be treated as PFICs in order to ensure our continued qualification as a RIC and/or maximize our after-tax return from these investments.
If we hold more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or “CFC” (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC status regardless of whether or not the CFC makes an actual distribution during such tax year. The IRS recently issued final regulations that generally treat our income inclusion with respect to a CFC as qualifying income for purposes of determining our ability to be subject to tax as a RIC either if  (i) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies. As such, we may limit and/or manage our holdings in issuers that could be treated as CFCs in order to ensure our continued qualification as a RIC and/or maximize our after-tax return from these investments.
If we are required to include amounts from CLO securities in income prior to receiving the cash distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
If a CLO in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cash flows.
The U.S. Foreign Account Tax Compliance Act provisions of the Code, or “FATCA” imposes a withholding tax of 30% on U.S. source periodic payments, including interest and dividends to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amount available to distribute to equity and junior debt holders in such CLO, which could materially and adversely affect the fair value of the CLO’s securities, our operating results and cash flows.
Increased competition in the market or a decrease in new CLO issuances may result in increased price volatility or a shortage of investment opportunities.
In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. While we cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.
In addition, the volume of new CLO issuances and CLO refinancings varies over time as a result of a variety of factors including new regulations, changes in interest rates, and other market forces. As a result of increased competition and uncertainty regarding the volume of new CLO issuances and CLO refinancings, we can offer no assurances that we will deploy all of our capital in a timely manner or at all. Prospective investors should understand that we may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to us.
We are subject to risks associated with our wholly-owned subsidiaries.
We invest indirectly through one or more wholly-owned subsidiaries, including the Cayman Subsidiary through which we expect to invest in securities of U.S. and non-U.S. issuers that are issued in private offerings without registration with the SEC pursuant to Regulation S under the Securities Act. Our wholly-owned subsidiaries are not separately registered under the 1940 Act and are not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the Cayman Islands could result in the inability of the Cayman Subsidiary and Cayman II Subsidiary to operate as anticipated.
We and our investments are subject to interest rate risk.
Since we may incur leverage (including through preferred stock and/or debt securities) to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds.
Since the economic downturn that began in 2007, interest rates have remained low despite recent increases. Because longer-term inflationary pressure may result from the U.S. government’s fiscal policies and other challenges, because of the relatively low interest rate environment in which we now operate, interest rates could continue to rise, rather than fall, in the future. In a rising interest rate environment, any leverage that we incur may bear a higher interest rate that our current leverage. There may not, however, be a corresponding increase in our investment income. Any reduction in the level of rate of return on new investments relative to the rate of return on our current investments, and any reduction in the rate of return on our current investments, could adversely impact our net investment income, reducing our ability to service the interest obligations on, and to repay the principal of, our indebtedness, as well as our capacity to pay distributions to our stockholders. See “— LIBOR Floor Risk.”
The fair value of certain of our investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, our investments in senior secured loans through investments in junior debt and equity tranches of CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect our cash flow, fair value of our assets and operating results. In the event that our interest expense were to increase relative to income, or sufficient financing became unavailable, our return on investments and cash available for distribution to stockholders or to make other payments on our securities would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.
LIBOR Floor Risk.   Because CLOs generally issue debt on a floating rate basis, an increase in LIBOR will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have LIBOR floors such that, when LIBOR is below the stated LIBOR floor, the stated LIBOR floor (rather than LIBOR itself) is used to determine the interest payable under the loans. Therefore, if LIBOR increases but stays below the average LIBOR floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario could result in the CLO not having adequate cash to make interest or other payments on the securities which we hold.
LIBOR Risk.   The CLO equity and debt securities in which we invest earn interest at, and CLOs in which we invest typically obtain financing at, a floating rate based on LIBOR. Regulators and law enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contributed to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the CFTC, the U.S. Department of Justice and the United Kingdom Financial Conduct Authority, or the “FCA,” in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. On July 9, 2013, it was announced that the NYSE Euronext Rate Administration Limited would take over the administration of LIBOR from the BBA, subject to authorization from the FCA and following a period of transition. Accordingly, ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed this role on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of our investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of our investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.
On July 27, 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021, or the “FCA Announcement.” The FCA Announcement indicates that the continuation of LIBOR on the current basis (or at all) cannot and will not be guaranteed after 2021 and that planning a transition to alternative reference rates that are based firmly on transactions, such as reformed Sterling Over Night Index Average, or “SONIA,” must begin. Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee, or the “ARRC,” of the Federal Reserve Board and the Federal Reserve Bank of New York. On June 22, 2017, the ARRC identified the Secured Overnight Financing Rate, or “SOFR,” a broad U.S. treasuries repo financing rate to be published by the Federal Reserve Bank of New York, as the rate that, in the consensus view of the ARRC, represented best practice for use in certain new U.S. dollar derivatives and other financial contracts. The first publication of SOFR was released in April 2018. Although there have been a few issuances utilizing SONIA and SOFR, it remains in question whether or not these alternative reference rates will attain market acceptance as replacements for LIBOR.
At this time, it is not possible to predict the effect of the FCA Announcement or other regulatory changes or announcements, the establishment of SOFR, SONIA or any other alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs we are invested in generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. Recently, the CLOs we are invested in have included, or have been amended to include, language permitting the CLO investment manager to implement a market replacement rate (like those proposed by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York) upon the occurrence of certain material disruption events. However, we cannot ensure that all CLOs in which we are invested will have such provisions, nor can we ensure the CLO investment managers will undertake the suggested amendments when able. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on our net investment income and portfolio returns.
LIBOR Mismatch.   Many underlying corporate borrowers can elect to pay interest based on 1-month LIBOR, 3-month LIBOR and/or other rates in respect of the loans held by CLOs in which we are invested, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based on 3-month LIBOR plus a spread. The 3-month LIBOR currently exceeds the 1-month LIBOR by a historically high amount, which may result in many underlying corporate borrowers electing to pay interest based on 1-month LIBOR. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect our cash flows and results of operations. Unless spreads are adjusted to account for such increases, these negative impacts may worsen as the amount by which the 3-month LIBOR exceeds the 1-month LIBOR increases.
Low Interest Rate Environment.   As of the date of this prospectus, despite recent increases in interest rates from near historically low levels, interest rates in the United States remain relatively low, which may increase our exposure to risks associated with rising interest rates.
The senior secured loans underlying the CLOs in which we invest typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which we invest. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. See “— Risks Related to Our Investments — Our investments are subject to prepayment risk”. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the average LIBOR floor, there may not be corresponding increases in investment income which could result in the CLO not having adequate cash to make interest or other payments on the securities which we hold.
For detailed discussions of the risks associated with a rising interest rate environment, see “— Risks Related to Our Investments — We and our investments are subject to interest rate risk” and “— Risks Related to Our Investments — We and our investments are subject to risks associated with investing in high-yield and unrated, or “junk,” securities.”
Our investments are subject to credit risk.
If a CLO in which we invest, an underlying asset of any such CLO or any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both our income and NAV may be adversely impacted. Non-payment would result in a reduction of our income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in our NAV. With respect to our investments in CLO securities and credit investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, we could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent that the credit rating assigned to a security in our portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which we invest triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Our investments are subject to prepayment risk.
Although the Adviser’s valuations and projections take into account certain expected levels of prepayments, the collateral of a CLO may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond our control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as a CLO collateral manager might realize excess cash from prepayments earlier than expected. If a CLO collateral manager is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and the fair value of that asset.
In addition, in most CLO transactions, CLO debt investors, such as us, are subject to prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which would cause such CLO’s outstanding CLO debt securities to be repaid at par. Such prepayments of CLO debt securities held by us can also give rise to reinvestment risk if we are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid.
We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and increase the risk of investing in us.
We previously incurred leverage through the issuance of the Preferred Stock and the Notes. We may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of Derivative Transactions, additional shares of preferred stock, debt securities and other structures and instruments, in significant amounts and on terms that the Adviser and our board of directors deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Such leverage may be secured and/or unsecured. Any such leverage does not include leverage embedded or inherent in the CLO structures in which we invest or in derivative instruments in which we may invest. Accordingly, there is a layering of leverage in our overall structure.
The more leverage we employ, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make distributions and other payments to our securityholders. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.
As a registered closed-end management investment company, we will generally be required to meet certain asset coverage requirements, as defined under the 1940 Act, with respect to any senior securities. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings, including the Notes), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including Preferred Stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If legislation were passed that modifies this section of the 1940 Act and increases the amount of senior securities that we may incur, we may increase our leverage to the extent then permitted by the 1940 Act and the risks associated with an investment in us may increase.
If our asset coverage declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock, and could be required by law to sell a portion of our investments to repay some debt or redeem shares of preferred stock when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make certain distributions or pay dividends of an amount necessary to continue to be subject to tax as a RIC. The amount of leverage that we employ will depend on the Adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.
In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our ability to be subject to tax as a RIC under Subchapter M of the Code.
The following table is furnished in response to the requirements of the SEC and illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.
Assumed Return on Our Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(1)	-21.09%	-12.88%	-4.67%	3.53%	11.74%

(1)
Assumes $485.0 million in pro forma total assets (which have been adjusted to reflect the issuance in our “at-the-market” offering of 511,265 shares of our common stock from January 1, 2019 through April 22, 2019), and $295.4 million in net assets (reflecting the actions described above), which amounts are as of December 31, 2018 (as adjusted).

Based on our assumed leverage described above, our investment portfolio would have been required to experience an annual return of at least 2.85% to cover annual dividend and interest payments on our outstanding preferred stock and additional indebtedness.
Our investments may be highly subordinated and subject to leveraged securities risk.
Our portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (with CLO equity securities being leveraged nine to 13 times), and therefore the junior debt and equity tranches in which we are currently invested and in which we invest will be subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. We generally have the right to receive payments only from the CLOs, and generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs we target generally enable an equity investor therein to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, we generally pay a proportionate share of the CLOs’ administrative, management and other expenses, if it makes a CLO equity investment. In addition, we may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing our overall exposure and capital at risk to such CLO. Although it is difficult to predict whether the prices of assets underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs’ securities) are influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The interests we acquire in CLOs generally are thinly traded or have only a limited trading market. CLO securities are typically privately offered and sold, even in the secondary market. As a result, investments in CLO securities are illiquid.
We and our investments are subject to risks associated with investing in high-yield and unrated, or “junk,” securities.
We invest primarily in securities that are rated below investment grade or, in the case of CLO securities, are not rated by a national securities rating service. The primary assets underlying our CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, high yield bonds, emerging market loans or bonds and structured finance securities with underlying exposure to CDO tranches, residential mortgage backed securities, commercial mortgage backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, we may obtain direct exposure to such financial assets/instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.
Risks of high-yield debt securities may include:
(1)
limited liquidity and secondary market support;

(2)
substantial marketplace volatility resulting from changes in prevailing interest rates;

(3)
subordination to the prior claims of banks and other senior lenders;

(4)
the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause us to reinvest premature redemption proceeds in lower-yielding debt obligations;

(5)
the possibility that earnings of the high-yield debt security issuer may be insufficient to meet its debt service;

(6)
the declining creditworthiness and potential for insolvency of the issuer of such high-yield debt securities during periods of rising interest rates and/or economic downturn; and

(7)
greater susceptibility to losses and real or perceived adverse economic and competitive industry conditions than higher grade securities.

An economic downturn or an increase in interest rates could severely disrupt the market for high-yield debt securities and adversely affect the value of outstanding high-yield debt securities and the ability of the issuers thereof to repay principal and interest.
Issuers of high-yield debt securities may be highly leveraged and may not have available to them more traditional methods of financing. The risk associated with acquiring (directly or indirectly) the securities of such issuers generally is greater than is the case with highly rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield debt securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, timely service of debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield debt securities because such securities may be unsecured and may be subordinated to obligations owed to other creditors of the issuer of such securities. In addition, we may incur additional expenses to the extent it (or any investment manager) is required to seek recovery upon a default on a high yield bond (or any other debt obligation) or participate in the restructuring of such obligation.
A portion of the loans held by CLOs in which we invest may consist of second lien loans. Second lien loans are secured by liens on the collateral securing the loan that are subordinated to the liens of at least one other class of obligations of the related obligor, and thus, the ability of the CLO issuer to exercise remedies after a second lien loan becomes a defaulted obligation is subordinated to, and limited by, the rights of the senior creditors holding such other classes of obligations. In many circumstances, the CLO issuer may be prevented from foreclosing on the collateral securing a second lien loan until the related first lien loan is paid in full. Moreover, any amounts that might be realized as a result of collection efforts or in connection with a bankruptcy or insolvency proceeding involving a second lien loan must generally be turned over to the first lien secured lender until the first lien secured lender has realized the full value of its own claims. In addition, certain of the second lien loans contain provisions requiring the CLO issuer’s interest in the collateral to be released in certain circumstances. These lien and payment obligation subordination provisions may materially and adversely affect the ability of the CLO issuer to realize value from second lien loans and adversely affect the fair value of and income from our investment in the CLO’s securities.

We are subject to risks associated with loan assignments and participations.
We, or the CLOs in which we invest, may acquire interests in loans either directly (by way of assignment, or “Assignments”) or indirectly (by way of participation, or “Participations”). The purchaser by an Assignment of a loan obligation typically succeeds to all the rights and obligations of the selling institution and becomes a lender under the loan or credit agreement with respect to the debt obligation. In contrast, Participations acquired by us in a portion of a debt obligation held by a selling institution, or the “Selling Institution,” typically result in a contractual relationship only with such Selling Institution, not with the obligor. We would have the right to receive payments of principal, interest and any fees to which it is entitled under the Participation only from the Selling Institution and only upon receipt by the Selling Institution of such payments from the obligor. In purchasing a Participation, we generally will have no right to enforce compliance by the obligor with the terms of the loan or credit agreement or other instrument evidencing such debt obligation, nor any rights of setoff against the obligor, and we may not directly benefit from the collateral supporting the debt obligation in which it has purchased the Participation. As a result, we would assume the credit risk of both the obligor and the Selling Institution. In the event of the insolvency of the Selling Institution, we will be treated as a general creditor of the Selling Institution in respect of the Participation and may not benefit from any setoff between the Selling Institution and the obligor.
The holder of a Participation in a debt obligation may not have the right to vote to waive enforcement of any default by an obligor. Selling Institutions commonly reserve the right to administer the debt obligations sold by them as they see fit and to amend the documentation evidencing such debt obligations in all respects. However, most participation agreements with respect to senior secured loans provide that the Selling Institution may not vote in favor of any amendment, modification or waiver that (1) forgives principal, interest or fees, (2) reduces principal, interest or fees that are payable, (3) postpones any payment of principal (whether a scheduled payment or a mandatory prepayment), interest or fees or (4) releases any material guarantee or security without the consent of the participant (at least to the extent the participant would be affected by any such amendment, modification or waiver).
A Selling Institution voting in connection with a potential waiver of a default by an obligor may have interests different from ours, and the Selling Institution might not consider our interests in connection with its vote. In addition, many participation agreements with respect to senior secured loans that provide voting rights to the participant further provide that, if the participant does not vote in favor of amendments, modifications or waivers, the Selling Institution may repurchase such Participation at par. An investment by us in a synthetic security related to a loan involves many of the same considerations relevant to Participations.
The lack of liquidity in our investments may adversely affect our business.
High-yield investments, including subordinated CLO securities and collateral held by CLOs in which we invest, generally have limited liquidity. As a result, prices of high-yield investments have at times experienced significant and rapid decline when a substantial number of holders (or a few holders of a significantly large “block” of the securities) decided to sell. In addition, we (or the CLOs in which we invest) may have difficulty disposing of certain high-yield investments because there may be a thin trading market for such securities. To the extent that a secondary trading market for non-investment grade high-yield investments does exist, it would not be as liquid as the secondary market for highly rated investments. Reduced secondary market liquidity would have an adverse impact on the fair value of the securities and on our direct or indirect ability to dispose of particular securities in response to a specific economic event such as deterioration in the creditworthiness of the issuer of such securities.
As secondary market trading volumes increase, new loans frequently contain standardized documentation to facilitate loan trading that may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because holders of such loans are offered confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not purchased or sold as easily as publicly traded securities are purchased or sold. Although a secondary market may exist, risks similar to those described above in connection with an investment in high-yield debt investments are also applicable to investments in lower rated loans.
The securities issued by CLOs generally offer less liquidity than other investment grade or high-yield corporate debt, and are subject to certain transfer restrictions that impose certain financial and other eligibility requirements on prospective transferees. Other investments that we may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, our ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent us from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.
We may be exposed to counterparty risk.
We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on the obligations represented by investments and result in significant losses.
We may hold investments (including synthetic securities) that would expose us to the credit risk of our counterparties or the counterparties of the CLOs in which it invests. In the event of a bankruptcy or insolvency of such a counterparty, we or a CLO in which such an investment is held could suffer significant losses, including the loss of that part of our or the CLO’s portfolio financed through such a transaction, declines in the value of our investment, including declines that may occur during an applicable stay period, the inability to realize any gains on our investment during such period and fees and expenses incurred in enforcing our rights. If the CLO enters into or owns synthetic securities, the CLO may fall within the definition of  “commodity pool” under new CFTC rules, and the collateral manager of the CLO may be required to register as a commodity pool operator with the CFTC, which could increase costs for the CLO and reduce amounts available to pay to the residual tranche.
In addition, with respect to certain swaps and synthetic securities, neither a CLO nor we usually has a contractual relationship with the entities, referred to as “Reference Entities” whose payment obligations are the subject of the relevant swap agreement or security. Therefore, neither the CLOs nor we generally have a right to directly enforce compliance by the Reference Entity with the terms of this kind of underlying obligation, any rights of set-off against the Reference Entity or any voting rights with respect to the underlying obligation. Neither the CLOs nor we will directly benefit from the collateral supporting the underlying obligation and will not have the benefit of the remedies that would normally be available to a holder of such underlying obligation.
We are subject to risks associated with defaults on an underlying asset held by a CLO.
A default and any resulting loss as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment will be reduced. The more deeply subordinated the tranche of securities in which we invest, the greater the risk of loss upon a default. For example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will have a negative impact on the fair value of our investments, will reduce the cash flows that we receive from our investments, adversely affect the fair value of our assets and could adversely impact our ability to pay dividends. Furthermore, the holders of the junior debt and equity tranches typically have limited rights with respect to decisions made with respect to collateral following an event of default on a CLO. In some cases, the senior most class of notes can elect to liquidate the collateral even if the expected proceeds are not expected to be able to pay in full all classes of notes. We could experience a complete loss of our investment in such a scenario.
In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring is likely to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion the principal of such asset. Any such reduction in interest rates or principal will negatively affect the fair value of our portfolio.
We are subject to risks associated with loan accumulation facilities.
We may invest capital in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction and which acquire loans on an interim basis that are expected to form part of the portfolio of such future CLO. Investments in loan accumulation facilities have risks that are similar to those applicable to investments in CLOs as described in this prospectus. In addition, there typically will be no assurance that the future CLO will be consummated or that the loans held in such a facility are eligible for purchase by the CLO. Furthermore, we likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event we do have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks. Loan accumulation facilities typically incur leverage from four to six times prior to a CLO’s closing and as such the potential risk of loss will be increased for such facilities that employ leverage.
We are subject to risks associated with the bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO in which we invest.
In the event of a bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO or other vehicle in which we invest, a court or other governmental entity may determine that our claims or those of the relevant CLO are not valid or not entitled to the treatment we expected when making our initial investment decision.
Various laws enacted for the protection of debtors may apply to the underlying assets in our investment portfolio. The information in this and the following paragraph represents a brief summary of certain points only, is not intended to be an extensive summary of the relevant issues and is applicable with respect to U.S. issuers and borrowers only. The following is not intended to be a summary of all relevant risks. Similar avoidance provisions to those described below are sometimes available with respect to non-U.S. issuers or borrowers, and there is no assurance that this will be the case which may result in a much greater risk of partial or total loss of value in that underlying asset.
If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer or borrower of underlying assets, such as a trustee in bankruptcy, were to find that such issuer or borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such underlying assets and, after giving effect to such indebtedness, the issuer or borrower (1) was insolvent; (2) was engaged in a business for which the remaining assets of such issuer or borrower constituted unreasonably small capital; or (3) intended to incur, or believed that it would incur, debts beyond our ability to pay such debts as they mature, such court could decide to invalidate, in whole or in part, the indebtedness constituting the underlying assets as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of the issuer or borrower or to recover amounts previously paid by the issuer or borrower in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer or borrower of underlying assets, payments made on such underlying assets could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under U.S. Federal bankruptcy law or even longer under state laws) before insolvency.
Our underlying assets may be subject to various laws for the protection of debtors in other jurisdictions, including the jurisdiction of incorporation of the issuer or borrower of such underlying assets and, if different, the jurisdiction from which it conducts business and in which it holds assets, any of which may adversely affect such issuer’s or borrower’s ability to make, or a creditor’s ability to enforce, payment in full, on a timely basis or at all. These insolvency considerations will differ depending on the jurisdiction in which an issuer or borrower or the related underlying assets are located and may differ depending on the legal status of the issuer or borrower.
We are subject to risks associated with any hedging or Derivative Transactions in which we participate.
We may in the future purchase and sell a variety of derivative instruments. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit and/or other risks or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. Derivative Transactions may be volatile and involve various risks different from, and in certain cases, greater than the risks presented by other instruments. The primary risks related to Derivative Transactions include counterparty, correlation, illiquidity, leverage, volatility and OTC trading risks. A small investment in derivatives could have a large potential impact on our performance, effecting a form of investment leverage on our portfolio. In certain types of Derivative Transactions we could lose the entire amount of our investment. In other types of Derivative Transactions, the potential loss is theoretically unlimited.
The following is a more detailed discussion of primary risk considerations related to the use of Derivative Transactions that investors should understand before investing in our securities.
Counterparty risk.   Counterparty risk is the risk that a counterparty in a Derivative Transaction will be unable to honor its financial obligation to us, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. Certain participants in the derivatives market, including larger financial institutions, have experienced significant financial hardship and deteriorating credit conditions. If our counterparty to a Derivative Transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may increase substantially. If a counterparty becomes bankrupt, we may experience significant delays in obtaining recovery (if at all) under the derivative contract in bankruptcy or other reorganization proceeding; if our claim is unsecured, we will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. We may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to us.
Correlation risk.   When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent us from achieving the intended hedging effect or expose us to the risk of loss. The imperfect correlation between the value of a derivative and our underlying assets may result in losses on the Derivative Transaction that are greater than the gain in the value of the underlying assets in our portfolio. The Adviser may not hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge, or because it does not foresee the occurrence of the risk. These factors may have a significant negative effect on the fair value of our assets and the market value of our securities.
Liquidity risk.   Derivative Transactions, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets we would not be able to close out a position without incurring a loss. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which we may conduct transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential of greater losses.

Leverage risk.   Trading in Derivative Transactions can result in significant leverage and risk of loss. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses we experience and could cause our NAV to be subject to wider fluctuations than would be the case if we did not use the leverage feature in derivative instruments.
Volatility risk.   The prices of many derivative instruments, including many options and swaps, are highly volatile. Price movements of options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of options and swap agreements also depends upon the price of the securities or currencies underlying them.
OTC trading.   Derivative Transactions that may be purchased or sold may include instruments not traded on an organized market. The risk of non-performance by the counterparty to such Derivative Transaction may be greater and the ease with which we can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for certain derivative instruments that are not traded on an exchange. Such instruments are often valued subjectively and may result in mispricings or improper valuations. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value, or both. In contrast, cleared derivative transactions benefit from daily marked-to-market pricing and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections; however, certain uncleared derivative transactions are subject to minimum margin requirements which may require us and our counterparties to exchange collateral based on daily marked-to-market pricing. OTC trading generally exposes us to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing us to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where we have concentrated our transactions with a single or small group of counterparties.
We may be subject to risks associated with investments in other investment companies.
We may invest in securities of other investment companies subject to statutory limitations prescribed by the 1940 Act. These limitations include in certain circumstances a prohibition on us acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of our total assets in securities of any one investment company or more than 10% of our total assets in securities of all investment companies. We will indirectly bear our proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses that we regularly bear. We may only invest in other investment companies to the extent that the asset class exposure in such investment companies is consistent with the permissible asset class exposure for us had we invested directly in securities, and the portfolios of such investment companies are subject to similar risks as we are.
We and our investments are subject to reinvestment risk.
As part of the ordinary management of its portfolio, a CLO will typically generate cash from asset repayments and sales and reinvest those proceeds in substitute assets, subject to compliance with its investment tests and certain other conditions. The earnings with respect to such substitute assets will depend on the quality of reinvestment opportunities available at the time. If the CLO collateral manager purchases substitute assets at a lower yield than those initially acquired (for example, during periods of loan compression or need to satisfy the CLO’s covenants) or sale proceeds are maintained temporarily in cash, it may reduce the excess interest-related cash flow that the CLO collateral manager is able to achieve. The investment tests may incentivize a CLO collateral manager to buy riskier assets than it otherwise would, which could result in additional losses. These factors could reduce our return on investment and may have a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which may cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. In addition, in most CLO transactions, CLO debt investors are subject to the risk that the holders of a majority of the equity tranche, who can direct a call or refinancing of a CLO, causing such CLO’s outstanding CLO debt securities to be repaid at par earlier than expected. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.
We and our investments are subject to risks associated with non-U.S. investing.
While we invest primarily in CLOs that hold underlying U.S. assets, these CLOs may be organized outside the United States and we may also invest in CLOs that hold collateral that are non-U.S. assets.
Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in periods when our assets are uninvested. Our inability to make intended investments due to settlement problems or the risk of intermediary counterparty failures could cause it to miss investment opportunities. The inability to dispose of an investment due to settlement problems could result either in losses to the funds due to subsequent declines in the value of such investment or, if we have entered into a contract to sell the security, could result in possible liability to the purchaser. Transaction costs of buying and selling foreign securities also are generally higher than those involved in domestic transactions. Furthermore, foreign financial markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.
The economies of individual non-U.S. countries may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, volatility of currency exchange rates, depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.
Currency Risk.    Any of our investments that are denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. Although we will consider hedging any non-U.S. dollar exposures back to U.S. dollars, an increase in the value of the U.S. dollar compared to other currencies in which we make investments would otherwise reduce the effect of increases and magnify the effect of decreases in the prices of our non-U.S. dollar denominated investments in their local markets. Fluctuations in currency exchange rates will similarly affect the U.S. dollar equivalent of any interest, dividends or other payments made that are denominated in a currency other than U.S. dollars.
Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.
As a registered closed-end management investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our board of directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of an issuer’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution or to make payments on our other obligations in future periods.
If our distributions exceed our taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to our common stockholders. A return of capital distribution will generally not be taxable to our stockholders.

However, a return of capital distribution will reduce a stockholder’s cost basis in shares of our common stock on which the distribution was received, thereby potentially resulting in a higher reported capital gain or lower reported capital loss when those shares of our common stock are sold or otherwise disposed of.
A portion of our income and fees may not be qualifying income for purposes of the income source requirement.
Some of the income and fees that we may recognize will not satisfy the qualifying income requirement applicable to RICs. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such requirement, we may need to recognize such income and fees indirectly through one or more entities classified as corporations for U.S. federal income tax purposes. Such corporations will be subject to U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.
Risks Relating to an Investment in Our Securities
Common stock of closed-end management investment companies has in the past frequently traded at discounts to their respective NAVs, and we cannot assure you that the market price of our common stock will not decline below our NAV per share.
Common stock of closed-end management investment companies have in the past frequently traded at discounts to their respective NAVs and our common stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our NAV per share. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell common stock purchased in an offering soon after such offering. In addition, if our common stock trades below our NAV per share, we will generally not be able to sell additional common stock to the public at market price except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of the holders of our common stock, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit. See “Description of Our Capital Stock — Repurchase of Shares and Other Discount Measures.”
Our common stock price may be volatile and may decrease substantially.
The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market may be higher or lower than the price you paid to purchase shares of our common stock, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:
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price and volume fluctuations in the overall stock market from time to time;

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investor demand for shares of our common stock;

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significant volatility in the market price and trading volume of securities of registered closed-end management investment companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

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changes in regulatory policies or tax guidelines with respect to RICs or registered closed-end management investment companies;

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failure to qualify as a RIC, or the loss of RIC status;

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any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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changes, or perceived changes, in the value of our portfolio investments;

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departures of any members of the Senior Investment Team;

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operating performance of companies comparable to us; or

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general economic conditions and trends and other external factors.

We and the Adviser could be the target of litigation.
We or the Adviser could become the target of securities class action litigation or other similar claims if our stock price fluctuates significantly or for other reasons. The outcome of any such proceedings could materially adversely affect our business, financial condition, and/or operating results and could continue without resolution for long periods of time. Any litigation or other similar claims could consume substantial amounts of our management’s time and attention, and that time and attention and the devotion of associated resources could, at times, be disproportionate to the amounts at stake. Litigation and other claims are subject to inherent uncertainties, and a material adverse impact on our financial statements could occur for the period in which the effect of an unfavorable final outcome in litigation or other similar claims becomes probable and reasonably estimable. In addition, we could incur expenses associated with defending ourselves against litigation and other similar claims, and these expenses could be material to our earnings in future periods.
Sales in the public market of substantial amounts of our common stock may have an adverse effect on the market price of our common stock.
Sales of substantial amounts of our common stock, including by the selling stockholders, or the availability of such common stock for sale, whether or not actually sold, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so. For a discussion of the adverse effect that the concentration of beneficial ownership may have on the market price of our common stock, see “— Risks Related to Our Business and Structure — Significant stockholders may control the outcome of matters submitted to our stockholders or adversely impact the market price of our securities.”
Our stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.
All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that do not participate in our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.
Our Preferred Stock and Notes may cause the NAV and market value of our common stock to be more volatile.
The Preferred Stock and Notes, and any future issuances of additional series of preferred stock or debt securities or other indebtedness, may cause the NAV and market value of our common stock to become more volatile. If the dividend rate on our outstanding preferred stock or interest rate payable on indebtedness were to approach the net rate of return on our investment portfolio, the benefit of leverage to the common stockholders would be reduced. If the dividend rate on the preferred stock or interest rate payable on indebtedness were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the common stockholders than if we had not issued preferred stock. Any decline in the NAV of our investments would be borne entirely by the common stockholders. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the common stockholders than if we were not leveraged through the issuance of preferred stock. This greater NAV decrease would also tend to cause a greater decline in the market price for common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or indebtedness or of losing our ratings, if any, on the preferred stock or indebtedness or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or interest rate payable on indebtedness. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock or debt. In addition, we would pay (and the common stockholders would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock or indebtedness, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock.

Market yields may increase, which would result in a decline in the price of our Preferred Stock or Notes.
The prices of fixed income investments, such as our Preferred Stock and Notes, vary inversely with changes in market yields. The market yields on securities comparable to our Preferred Stock and Notes may increase, which would result in a decline in the secondary market price of shares of our Preferred Stock and Notes prior to the redemption date of such Preferred Stock or due date of such Notes.
The Preferred Stock is subject to a risk of early redemption, and holders may not be able to reinvest their funds.
We may voluntarily redeem some or all of the outstanding shares of Series A Term Preferred Stock after June 29, 2018 and the Series B Term Preferred Stock after October 29, 2021. We also may be forced to redeem some or all of the outstanding shares of Preferred Stock to meet regulatory requirements and the asset coverage requirements of such shares. Any such redemption may occur at a time that is unfavorable to holders of the Preferred Stock. We may have an incentive to redeem the Preferred Stock voluntarily before the mandatory redemption date for such Preferred Stock if market conditions allow us to issue other preferred stock or debt securities at a rate that is lower than the dividend rate on the outstanding Preferred Stock. If we redeem shares of the Preferred Stock before the mandatory redemption date or such Preferred Stock, the holders of such redeemed shares face the risk that the return on an investment purchased with proceeds from such redemption may be lower than the return previously obtained from the investment in the Preferred Stock.
An active trading market for the Preferred Stock may not exist, which could adversely affect the market price of the Preferred Stock or a holder’s ability to sell their shares.
The Series A Term Preferred Stock and Series B Term Preferred Stock are listed on the NYSE under the symbols “ECCA” and “ECCB,” respectively. However, we cannot provide any assurances that an active trading market for the Preferred Stock will exist in the future or that you will be able to sell your shares of Preferred Stock. Even if an active trading market does exist, shares of the Preferred Stock may trade at a discount from the liquidation preference for such shares depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. To the extent an active trading market does not exist, the liquidity and trading price for shares of the Preferred Stock may be harmed. Accordingly, holders may be required to bear the financial risk of an investment in the Preferred Stock for an indefinite period of time.
The Preferred Stock are unrated securities.
The Preferred Stock is not rated by any rating agency. Unrated securities typically trade at a discount to similar, rated securities, depending on the rating of the rated securities. As a result, there is a risk that the shares of Preferred Stock may trade at a price that is lower than what they might otherwise trade at if rated by a rating agency.
Our preferred stock is subordinate to the rights of holders of senior indebtedness.
While preferred stockholders, including holders of the Preferred Stock, will have equal liquidation and distribution rights to any other series of preferred stock, they are subordinated to the rights of holders of our other senior indebtedness, including the Notes. Therefore, dividends, distributions and other payments to preferred stockholders in liquidation or otherwise may be subject to prior payments due to the holders of senior indebtedness. In addition, the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of our preferred stock.
Holders of our preferred stock bear dividend risk.
We may be unable to pay dividends on our preferred stock under some circumstances. The terms of any future indebtedness we may incur could preclude the payment of dividends in respect of equity securities, including our preferred stock, under certain conditions.

To the extent that our distributions represent a return of capital for U.S. federal income tax purposes, holders of our preferred stock may recognize an increased gain or a reduced loss upon subsequent sales (including cash redemptions) of their shares of preferred stock.
The dividends payable by us on our preferred stock may exceed our current and accumulated earnings and profits as determined for U.S. federal income tax purposes. If that were to occur, it would result in the amount of distributions that exceed our earnings and profits being treated first as a return of capital to the extent of a holder’s adjusted tax basis in the holder’s preferred stock and then, to the extent of any excess over the holder’s adjusted tax basis in the holder’s preferred stock, as capital gain. Any distribution that is treated as a return of capital will reduce the holder’s adjusted tax basis in the holder’s preferred stock, and subsequent sales (including cash redemptions) of such holder’s preferred stock will result in recognition of an increased taxable gain or reduced taxable loss due to the reduction in such adjusted tax basis. See “U.S. Federal Income Tax Matters — Taxation of Securityholders — Taxation of U.S. resident holders of our stock.”
There is a risk of delay in our redemption of our preferred stock, and we may fail to redeem such securities as required by their terms.
We generally make investments in CLO vehicles whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments quickly if a need arises. If we are unable to obtain sufficient liquidity prior to the redemption date for an outstanding series of preferred stock, including the Preferred Stock, we may be forced to engage in a partial redemption or to delay a required redemption. If such a partial redemption or delay were to occur, the market price of shares of our preferred stock might be adversely affected.
Our debt securities are unsecured and therefore effectively subordinated to any secured indebtedness we may incur in the future.
Our debt securities, including the Notes, are not secured by any of our assets or any of the assets of our subsidiaries. As a result, our debt securities are subordinated to any secured indebtedness we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of our debt securities.
Our debt securities are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.
Our debt securities, including the Notes, are obligations exclusively of Eagle Point Credit Company Inc. and not of any of our subsidiaries. None of our subsidiaries are or will act as a guarantor of our debt securities and our debt securities will not be required to be guaranteed by any subsidiaries we may acquire or create in the future. The assets of any such subsidiary are not directly available to satisfy the claims of our creditors, including holders of our debt securities.
Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including holders of preferred stock or debt, if any) of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of our debt securities) with respect to the assets of such subsidiaries. Even if we were recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, our debt securities are structurally subordinated to all indebtedness and other liabilities (including trade payables) of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise.

An active trading market for the Notes may not exist, which could adversely affect the market price of the Notes or a holder’s ability to sell them.
The 2027 Notes and the 2028 Notes are listed on the NYSE under the symbols “ECCY” and “ECCX,” respectively. However, we cannot provide any assurances that an active trading market for the Notes will exist in the future or that you will be able to sell the Notes. Even if an active trading market does exist, the Notes may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. To the extent an active trading market does not exist, the liquidity and trading price for the Notes may be harmed. Accordingly, holders may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.
A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our debt securities, if any, or change in the debt markets could cause the liquidity or market value of our debt securities to decline significantly.
Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities, including the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of our debt securities. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. We undertake no obligation to maintain our credit ratings or to advise holders of our debt securities of any changes in our credit ratings. There can be no assurance that any initial or subsequent credit rating will remain for any given period of time or that such credit rating will not be lowered or withdrawn entirely by a rating agency if, in its judgment, future circumstances relating to the basis of the credit rating, such as adverse changes in our company, so warrant.
The indenture governing our debt securities contains limited protection for holders of our debt securities.
The indenture governing our debt securities, including the Notes, offers limited protection to holders of our debt securities. The terms of the indenture do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in our debt securities. In particular, the terms of the indenture do not place any restrictions on our or our subsidiaries’ ability to:
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issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to our debt securities, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to our debt securities to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore would rank structurally senior to our debt securities and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to our debt securities with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the 1940 Act or any successor provisions;

•
pay distributions or dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to our debt securities, other than a distribution, dividend or purchase that would cause a violation of Section 18(a)(1)(B) of the 1940 Act or any successor provisions;

•
sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•
enter into transactions with affiliates;

•
create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•
make investments; or

•
create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

Furthermore, the terms of the indenture do not protect holders of our debt securities in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity, except as required under the 1940 Act.
Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of our debt securities may have important consequences for you as a holder of our debt securities, including making it more difficult for us to satisfy our obligations with respect to our debt securities or negatively affecting the trading value of our debt securities.
Other debt we issue or incur in the future could contain more protections for its holders than the indenture and our debt securities, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of our debt securities.
The optional redemption provision may materially adversely affect the return on the 2027 Notes or the 2028 Notes.
The 2027 Notes are redeemable in whole or in part at any time or from time to time on or after September 30, 2020 at our sole option, and the 2028 Notes are redeemable in whole or in part at any time or from time to time on or after April 30, 2021 at our sole option. We may choose to redeem the 2027 Notes or the 2028 Notes at times when prevailing interest rates are lower than the interest rate paid on the 2027 Notes or the 2028 Notes, respectively. In this circumstance, holders may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the 2027 Notes or 2028 Notes being redeemed.
If we default on our obligations to pay our other indebtedness, we may not be able to make payments on our debt securities.
Any default under any agreements governing the Notes, our future indebtedness or under other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on our debt securities and substantially decrease the market value of our debt securities. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing any future indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders of the debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders or holders of any debt that we may incur in the future to avoid being in default. If we breach our covenants under our debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders of the debt. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because any future debt will likely have customary cross-default provisions, if the indebtedness thereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due. See “Description of Our Debt Securities.”
FATCA withholding may apply to payments to certain foreign entities.
Payments made under our debt securities, including the Notes, to a foreign financial institution, or “FFI,” or non-financial foreign entity, or “NFFE” (including such an institution or entity acting as an intermediary), may be subject to a U.S. withholding tax of 30% under U.S. Foreign Account Tax Compliance Act provisions of the Code (commonly referred to as “FATCA”). This withholding tax may apply to certain payments of interest on our debt securities unless the FFI or NFFE complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. Depending upon the status of a holder and the status of an intermediary through which any of our debt securities are held, the holder could be subject to this 30% withholding tax in respect of any interest paid on our debt securities as well as any proceeds from the sale or other disposition of our debt securities. You should consult your own tax advisors regarding FATCA and how it may affect your investment in our debt securities. See “U.S. Federal Income Tax Matters — Taxation of Securityholders — FATCA Withholding on Payments to Certain Foreign Entities” in this prospectus for more information.
The impact of recently enacted federal tax legislation on us, our stockholders and our investments is uncertain.
Changes in tax laws, regulations or administrative interpretations or any amendments thereto could adversely affect us, the entities in which we invest, or our noteholders. In particular, on December 22, 2017, the Tax Cuts and Jobs Act was signed into law. This tax legislation lowers the general federal corporate income tax rate from 35 percent to 21 percent, makes changes regarding the use of net operating losses, repeals the corporate alternative minimum tax and makes significant changes with respect to the U.S. international tax rules. In addition, the legislation generally requires a taxpayer that uses the accrual method of accounting for U.S. tax purposes to include certain amounts in income no later than the time such amounts are reflected on certain financial statements, which therefore if applicable could require us or a holder to accrue income earlier than under prior law, although the precise application of this rule is unclear at this time. The legislation also limits the amount or value of interest deductions of borrowers and in that way may potentially affect the loan market. For individual taxpayers, the legislation temporarily reduces the maximum individual income tax rate for taxable years 2018 through 2025. The impact of this new legislation on us, the entities in which we invest and our noteholders is uncertain. You are urged to consult with your tax advisor with respect to the impact of this legislation and the status of any other regulatory or administrative developments and proposals and their potential effect on your investment in us.

USE OF PROCEEDS
Unless otherwise specified in the applicable prospectus supplement, we intend to use the proceeds from the sale of our securities pursuant to this prospectus to acquire investments in accordance with our investment objectives and strategies described in this prospectus, to make distributions to our stockholders and for general working capital purposes. In addition, we may also use the net proceeds from the sale of our securities to repay any outstanding indebtedness or preferred stock at the time of the offering, including the Series A Term Preferred Stock, on which we intend to pay monthly dividends at a fixed annual rate of 7.75% of the liquidation preference and which we would otherwise be required to redeem on June 30, 2022.
We currently anticipate that it will generally take up to six months after completion of any offering of securities to invest substantially all of the net proceeds of the offering in our targeted investments or otherwise utilize such proceeds, although such period may vary and depends on the size of the offering and the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. We cannot assure you we will achieve our targeted investment pace, which may negatively impact our returns. Until appropriate investments or other uses can be found, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments. Investors should expect, therefore, that before we have fully invested the proceeds of the offering in accordance with our investment objectives and policies, assets invested in these instruments would earn interest income at a modest rate, which may not exceed our expenses during this period. To the extent that the net proceeds from an offering have not been fully invested in accordance with our investment objectives and policies prior to the next payment of a distribution to our stockholders, a portion of the proceeds may be used to pay such distribution and may represent a return of capital.
We may use the proceeds from the sale of our securities to pay the printing, legal, filing and other similar expenses of any offering of common stock by the selling stockholders who are not our affiliates at the time of the offering. However, the selling stockholders will bear all other expenses, including any brokerage fees, underwriting discounts and commissions, of any such offering. We will not receive any proceeds from any sale of common stock by the selling stockholders.

RATIO OF EARNINGS TO COMBINED FIXED CHARGES
AND PREFERRED DIVIDENDS
The following table contains our ratio of earnings to combined fixed charges and preferred dividends for the period indicated, computed as set forth below. You should read these ratios of earnings to combined fixed charges and preferred dividends in connection with our financial statements, including the notes to those statements, included elsewhere in this prospectus.
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Ratio of Earnings to Combined Fixed Charges and Preferred Dividends(1)	(3.71)x	2.41x

(1)
Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period. If unrealized gains and losses were excluded from these figures, the ratios for the years ended December 31, 2018 and December 31, 2017 would have been 2.38x and 2.82x, respectively.

For purposes of computing the ratio of earnings to combined fixed charges and preferred dividends, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges and preferred dividends include dividends on the Preferred Stock, interest payments on the Notes and related expenses.

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of December 31, 2018, December 31, 2017, December 31, 2016 and December 31, 2015. The information for December 31, 2018, December 31, 2017, December 31, 2016 and December 31, 2015 was included in or derived from our consolidated financial statements for the years ended December 31, 2018, December 31, 2017, December 31, 2016 and December 31, 2015, respectively, which were audited by KPMG LLP, our independent registered public accounting firm. We had no senior securities outstanding as of December 31, 2014.
Class	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit(1)	Involuntary Liquidating Preference Per Unit(2)	Average Market Value Per Unit(3)
December 31, 2018
Preferred Stock	92,568,150	$61.55	$25	$25.78
Notes	98,902,675	$4,766.23	N/A	$25.08
December 31, 2017
Preferred Stock	$92,139,600	$66.97	$25	$25.75
Notes	$91,623,750	$5,372.28	N/A	$25.96
December 31, 2016
Preferred Stock	$91,450,000	$71.53	$25	$25.41
Notes	$59,998,750	$7,221.89	N/A	$25.29
December 31, 2015
Preferred Stock	$45,450,000	$91.16	$25	$25.43
Notes	$25,000,000	$10,275.46	N/A	$24.52

(1)
The asset coverage per unit figure is the ratio of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock (prior to 2016, the Series A Term Preferred Stock only), and the Notes in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of  $25). With respect to the Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.

(2)
The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.

(3)
The average market value per unit is calculated by taking the average of the closing price of each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB) (prior to 2016, the Series A Term Preferred Stock only) and (b) $25 principal amount of the Notes (NYSE: ECCX, ECCY, ECCZ) for each day during the year ended December 31, 2018 (ECCX new issuance included as of April 30, 2018; ECCZ included through date of full redemption on May 22, 2018) and for the years ended December 31, 2017, December 31, 2016 and December 31, 2015, for which the applicable security was listed on the NYSE.

PRICE RANGE OF COMMON STOCK
Our common stock began trading on October 8, 2014 and is currently traded on the NYSE under the symbol “ECC.” The following table lists the high and low closing sale price for our common stock, the high and low closing sale price as a percentage of NAV and distributions declared per share each quarter since January 1, 2016.
Period	NAV(1)	Closing Sales Price		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Distributions Declared(3)
		High	Low
Fiscal year ended December 31, 2016
First quarter	$13.02	$17.00	$13.52	30.6%	3.8%	$0.60
Second quarter	$14.46	$19.05	$15.95	31.7%	10.3%	$0.60(4)
Third quarter	$16.66	$17.98	$16.04	7.9%	(3.7)%	$0.60(5)
Fourth quarter	$17.48	$18.00	$16.23	3.0%	(7.2)%	$0.60(6)
Fiscal year ended December 31, 2017
First quarter	$17.13	$20.85	$16.75	21.7%	(2.2)%	$0.80
Second quarter	$17.53	$22.02	$19.43	25.6%	10.8%	$0.80(7)
Third quarter	$16.67	$21.39	$20.03	28.3%	20.2%	$0.45(8)
Fourth quarter	$16.77	$21.55	$17.78	28.5%	6.0%	$0.60(9)
Fiscal year ending December 31, 2018
First quarter	$16.65	$19.80	$17.76	18.9%	6.7%	$0.60(10)
Second quarter	$16.51	$18.95	$17.90	14.8%	8.4%	$0.60(11)
Third quarter	$16.55	$18.65	$17.90	12.7%	8.2%	$0.60(12)
Fourth quarter	$12.40	$18.11	$13.01	46.0%	4.9%	$0.60(13)
Fiscal year ending December 31, 2019
First quarter(14)	N/A	$17.50	$14.41	N/A	N/A	$0.60
Second quarter (through April 22, 2019)(15)	N/A	$17.88	$16.85	N/A	N/A	$0.60(16)

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)
Calculated as of the respective high or low closing sales price divided by the quarter end NAV.

(3)
Represents the cash distributions (including dividends, dividends reinvested and returns of capital, if any) per share that we have declared on our common stock in the specified quarter. Per share amount of common stock distributions from return of capital is calculated as total common stock distributions declared to stockholders for the period less the daily weighted average of common stock distributions from net investment income and realized gains on investments for the period, and is estimated for U.S. GAAP purposes for all periods prior to 2019 and tax purposes starting first quarter of 2019. Tax characteristics at distributions will vary.

(4)
Includes a return of capital of approximately $0.02. See also footnote 3 above.

(5)
Includes a return of capital of approximately $0.06. See also footnote 3 above.

(6)
Includes a return of capital of approximately $0.06. See also footnote 3 above.

(7)
Includes a return of capital of approximately $0.01. See also footnote 3 above.

(8)
Includes a return of capital of approximately $0.45. See also footnote 3 above.

(9)
Includes a return of capital of approximately $0.12. See also footnote 3 above.

(10)
Includes a return of capital of approximately $0.11. See also footnote 3 above.

(11)
Includes a return of capital of approximately $0.26. See also footnote 3 above.

(12)
Includes a return of capital of approximately $0.08. See also footnote 3 above.

(13)
Includes a return of capital of approximately $0.22. See also footnote 3 above.

(14)
Because our Board has not yet determined our NAV per share of common stock as of March 31, 2019, information dependent upon such NAV per share of common stock is marked as “N/A” in the table.

(15)
Because our Board has not yet determined our NAV per share of common stock as of June 30, 2019, information dependent upon such NAV per share of common stock is marked as “N/A” in the table.

(16)
On April 1, 2019, we declared three monthly distributions of  $0.20 per share of shares of our common stock. The distributions will be payable on April 30, 2019, May 31, 2019 and June 28, 2019 to holders of record as of April 12, 2019, May 13, 2019 and June 12, 2019, respectively.

Shares of non-diversified closed-end management investment companies may trade at a market price that is less than the NAV that is attributable to those shares. The possibility that our shares of common stock will trade at a discount to NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether our shares will trade at, above or below NAV in the future. Our NAV per share was $12.40 as of December 31, 2018 (the last date prior to the date of this prospectus as of which we determined our NAV). The closing sales price for shares of our common stock on the NYSE on December 31, 2018 (the last business day of the fiscal year ended December 31, 2018) was $14.21, which represented a 14.60% premium to NAV per share.
On April 22, 2019, the last reported closing sales price of our common stock was $17.06 per share. As of April 22, 2019, we had 14 stockholders of record of our common stock (which does not reflect holders whose shares are held in street name by a broker, bank or other nominee).

BUSINESS
Eagle Point Credit Company Inc. is an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act.
Our Structure
We were organized as Eagle Point Credit Company LLC, a Delaware limited liability company, on March 24, 2014, converted to a Delaware corporation on October 6, 2014 and completed our initial public offering on October 7, 2014. We have two wholly-owned subsidiaries: (1) the Cayman Subsidiary and (2) the Cayman II Subsidiary. We generally gain access to certain newly issued Regulation S securities through the Cayman Subsidiary and to certain other investments through the Cayman II Subsidiary. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through offerings made pursuant to Regulation S under the Securities Act. Each of our subsidiaries is advised by the Adviser pursuant to the Investment Advisory Agreement. The following chart reflects our organizational structure and our relationship with our investment adviser and administrator as of the date of this prospectus:
Investment Objectives
Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of CLOs that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We may also invest in other securities and instruments that are related to these investments or that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. The amount that we invest in these other securities and instruments may vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on the Adviser’s assessment of prevailing market conditions. The CLO securities in which we primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Below investment grade and unrated securities are also sometimes referred to as “junk” securities. These investment objectives are not fundamental policies of ours and may be changed by our board of directors without prior approval of our securityholders.
Investment Strategy
In the primary CLO market (i.e., acquiring securities at the inception of a CLO), we seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities issued within the respective vintage period. In the secondary CLO market (i.e., acquiring existing CLO securities), we seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns.
The Adviser pursues a differentiated strategy within the CLO market focused on:
•
proactive sourcing and identification of investment opportunities;

•
utilization of the Adviser’s methodical investment analysis and due diligence process;

•
active involvement at the CLO structuring and formation stage; and

•
taking, in many instances, significant stakes in CLO equity and junior debt tranches.

We believe that the Adviser’s direct and often longstanding relationships with CLO collateral managers, its CLO structural expertise and its relative scale in the CLO market will enable us to source and execute investments with attractive economics and terms relative to other CLO opportunities.
When we make a significant primary market investment in a particular CLO tranche, we generally expect to be able to influence the CLO’s key terms and conditions. In particular, the Adviser believes that, although typically exercised only a minority of the time in the Adviser’s experience, the protective rights associated with holding a majority position in a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents of the CLO) may reduce our risk in these investments. We may acquire a majority position in a CLO tranche directly or we may benefit from the advantages of a majority position where both we and other accounts managed by the Adviser collectively hold a majority position, subject to any restrictions on our ability to invest alongside such other accounts. See “— Other Investment Techniques — Co-Investment with Affiliates.”
We seek to construct a portfolio of CLO securities that provides varied exposure across a number of key categories, including:
•
number of borrowers underlying each CLO;

•
industry type of a CLO’s underlying borrowers;

•
number and investment style of CLO collateral managers; and

•
CLO vintage period.

The Adviser has a long-term investment horizon and invests primarily with a buy-and-hold mentality. However, on an ongoing basis, the Adviser actively monitors each investment and may sell positions if circumstances change from the time of investment or if the Adviser believes it is in our best interest to do so.
CLO Overview
Our investment portfolio is comprised primarily of investments in the equity and junior debt tranches of CLOs. The CLOs that we target are securitization vehicles that pool portfolios of primarily below investment grade U.S. senior secured loans. Such pools of underlying assets are often referred to as a CLO’s “collateral.” While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds.
CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry, and is subject to a variety of asset concentration limitations. Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (in many cases up to five years). In cash flow CLOs, which are the type of CLOs we target, the terms and covenants of the structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the CLO collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests.
A CLO funds the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt instruments in the form of multiple, primarily floating-rate debt, tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s, S&P and/or Fitch. The CLO equity tranche is unrated and typically represents approximately 8% to 11% of a CLO’s capital structure. A CLO’s equity tranche represents the first loss position in the CLO. Below investment grade and unrated securities are sometimes referred to as “junk” securities.

The diagram below is for illustrative purposes only. The CLO structure highlighted below is a hypothetical structure, and the structure of CLOs in which we invest may vary substantially from the example set forth below.
CLOs have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture, that govern how cash generated from a CLO’s underlying collateral is distributed to the CLO debt and equity investors. One waterfall (the interest waterfall) applies to interest payments received on a CLO’s underlying collateral. The second waterfall (the principal waterfall) applies to cash generated from principal on the underlying collateral, primarily through loan repayments and the proceeds from loan sales. Through the interest waterfall, any excess interest-related cash flow available after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and collateral management fees) are paid is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests.
The Adviser believes that excess interest-related cash flow is an important driver of CLO equity returns. In addition, relative to certain other high-yielding credit investments such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows during the early years of a CLO’s life if there is no disruption in the interest waterfall due to a failure to remain in compliance with certain tests.
A CLO’s indenture typically requires that the maturity dates of a CLO’s assets (typically five to eight years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 12 to 13 years from the date of issuance). However, CLO investors do face reinvestment risk with respect to a CLO’s portfolio. In addition, in most CLO transactions, CLO debt investors are subject to prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which would cause the CLO’s outstanding CLO debt securities to repaid at par. See “Risk Factors — Risks Related to Our Investments — We and our investments are subject to reinvestment risk.”
Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (in many cases up to five years). Specifically, a CLO’s collateral manager normally has broad latitude — within a specified set of asset eligibility and diversity criteria — to manage and modify a CLO’s portfolio over time. We believe that skilled CLO collateral managers can add significant value through a combination of  (1) their credit expertise and (2) a strong understanding of how to manage effectively within the rules-based structure of a CLO and optimize CLO equity returns.

After the CLO’s reinvestment period has ended, in accordance with the CLO’s principal waterfall, cash generated from principal payments or other proceeds are generally distributed to repay CLO debt investors in order of seniority. That is, the AAA tranche investors are repaid first, the AA tranche investors second and so on, with any remaining principal being distributed to the equity tranche investors. In certain instances, principal may be reinvested after the end of the reinvestment period. The Adviser believes this is generally beneficial to holders of the CLO’s equity.
CLOs contain a variety of covenants that are designed to enhance the credit protection of CLO debt investors, including overcollateralization tests and interest coverage tests. The overcollateralization tests and interest coverage tests require CLOs to maintain certain levels of overcollateralization (measured as par value of assets to liabilities subject to certain adjustments) and interest coverage, respectively. If a CLO breaches an overcollateralization test or interest coverage test, excess cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a partial or total loss of their investment. For this reason, CLO equity investors are often referred to as being in a first loss position.
Some CLOs also have interest diversion tests, which also act to ensure that CLOs maintain adequate overcollateralization. If a CLO breaches an interest diversion test, excess interest cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to acquire new collateral obligations until the test is satisfied. Such diversion would lead to payments to the equity investors being delayed and/or reduced.
Cash flow CLOs do not have mark-to-market triggers and, with limited exceptions (such as the proportion of assets rated “CCC+” or lower (or their equivalent) by which such assets exceed a specified concentration limit, discounted purchases and defaulted assets), CLO covenants are calculated using the par value of collateral, not the market value or purchase price. As a result, a decrease in the market price of a CLO’s performing portfolio does not generally result in a requirement for the CLO collateral manager to sell assets (i.e., no forced sales) or for CLO equity investors to contribute additional capital (i.e., no margin calls).
Overview of Senior Secured Loans
Senior secured loans represent a large and mature segment of the U.S. corporate credit market. According to S&P Capital IQ, as of December 31, 2018, the amount of institutional senior secured loans outstanding was $1.2 trillion.
Broadly syndicated senior secured loans are typically originated and structured by banks on behalf of corporate borrowers with proceeds often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. Broadly syndicated senior secured loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of: CLOs, senior secured loan and high yield bond mutual funds and closed-end funds, hedge funds, banks, insurance companies, and finance companies. CLOs represent the largest source of capital for institutional senior secured loans, representing a range of approximately 33% to 62% of the demand for newly issued highly leveraged loans from 2002 through the fourth quarter of 2018, according to S&P Capital IQ.
Senior secured loans are floating rate instruments, typically making quarterly interest payments based on a spread over LIBOR. LIBOR is based on rates that contributor banks in London charge each other for interbank deposits and is typically used to set coupon rates on floating rate debt securities.

We believe that senior secured loans represent an attractive and stable base of collateral for CLOs. In particular, the primary attributes of senior secured loans include:
•
Senior:   Senior position in a company’s capital structure

•
Secured:   First lien security interest in a company’s assets

•
Floating Rate:   Reduces interest rate risk associated with fixed rate bonds

•
Low LTV:   On average, senior secured loans have a loan-to-value ratio of approximately 40% to 60% at the time of origination

The table below depicts a representative capital structure for a typical company issuing a senior secured loan and illustrates the cushion provided by subordinated debt and equity capital. The actual capital structure of any particular borrower may vary.

Assets
Liabilities and Equity
Percentage of Capital Structure
Cash
Receivables
Inventory
Property
Plant
Equipment
Brand/Logos
Intangibles
Subsidiaries
Senior Secured Loans
First priority pledge of assets
Subordinated Bonds
Generally unsecured
Equity
Dividends restricted while Senior Secured Loans are outstanding
40% – 60%
10% – 20%
30% – 50%

We believe that the attractive historical performance of CLO securities is attributable, in part, to the relatively low historical average default rate and relatively high historical average recovery rate on senior secured loans, which comprise the vast majority of most CLO portfolios. The graph below illustrates the lagging 12-month default rate by principal amount on the S&P/LSTA Leveraged Loan Index from January 1, 2001 to December 31, 2018. The average lagging 12-month default rate during this period of time was 2.8% and the lagging 12-month default rate as of December 31, 2018 was 1.6%.

Over time, the senior secured loan market has experienced relatively consistent total returns. Specifically, from a total return perspective, since 2001 the S&P/LSTA Leveraged Loan Index experienced only two down years (2008 and 2015).
CLO Market Opportunity
We believe that CLO securities represent a large and attractive market. According to Thomson Reuters LPC, as of December 31, 2018, the aggregate principal balance of the U.S. CLO market was approximately $586 billion based on a universe of 1,269 CLOs. The chart below illustrates annual CLO issuance according to S&P Capital IQ.
As illustrated above, in 2018, new CLO issuance totaled $129 billion. In addition, according to S&P Capital IQ, there was $34 billion of CLOs refinanced and $122 billion of CLOs reset in 2018, each of which was in excess of previous market records for refinancings and resets, respectively.
As CLO securities are somewhat complex and because most investors do not have the requisite experience, skills and resources in-house to devote to fully understanding the asset class, many investors have little to no exposure to CLO securities. We believe knowledgeable and experienced investors with specialized experienced in CLO securities can earn an attractive risk-adjusted return and outperform the CLO market generally.
Depending on the Adviser’s assessment of market conditions, our investment focus may vary from time to time between CLO equity and CLO dept investments.
We believe that CLO equity has the following attractive fundamental attributes:
•
Potential for strong absolute and risk-adjusted returns:   We believe that CLO equity offers a potential total return profile that is attractive on a risk-adjusted basis compared to U.S. public equity markets.

•
Expected shorter duration high-yielding credit investment with the potential for high quarterly cash distributions:   Relative to certain other high-yielding credit investments such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows during the early years of a CLO’s life.

•
Expected protection against rising interest rates:   Since a CLO’s asset portfolio is typically comprised principally of floating rate loans and the CLO’s liabilities are also generally floating rate instruments, we expect CLO equity to provide potential protection against rising interest rates when LIBOR is above the average LIBOR floor on a CLO’s assets. However, CLO equity is still subject to other forms of interest rate risk. For a discussion of the interest rate risks associated with CLO equity, see “Risk Factors — Risks Related to Our Investments — We and our investments are subject to interest rate risk” and “— CLO Overview.”

•
Expected low-to-moderate correlation with fixed income and equity markets:   Given that CLO assets and liabilities are primarily floating rate, we expect CLO equity investments to have a low-to-moderate correlation with U.S. fixed income securities over the long term. In addition, because CLOs generally allow for the reinvestment of principal during the reinvestment period regardless of the market price of the underlying collateral if the respective CLO remains in compliance with its covenants, we expect CLO equity investments to have a low-to-moderate correlation with the U.S. equity markets over the long term.

CLO securities are also subject to a number of risks as discussed in the “Risk Factors” section of this prospectus. Among our primary targeted investments, the risks associated with CLO equity are generally greater than those associated with CLO debt.
Our Competitive Advantages
We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:
•
Specialist in CLO securities with a proven track record.   The Adviser focuses exclusively on CLO securities and related investments. Each member of the Senior Investment Team is a CLO specialist who has been involved with the CLO market for the majority of his career and brings a distinct and complementary skill set that the Adviser believes is necessary for our success.

•
Deep CLO structural experience and expertise.   Members of the Adviser’s Senior Investment Team have significant experience structuring, valuing and investing in CLOs throughout their careers. The Adviser believes that the initial structuring of a CLO is an important contributor to the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by selecting those investments with the most advantageous structures.

•
Methodical investment process.   The objective of the Adviser’s investment process is to source, evaluate and execute investments in CLO securities and related investments that the Adviser believes have the potential to outperform the CLO market generally. This process, augmented by the first-hand CLO industry experience of the Adviser’s Senior Investment Team, is designed to be repeatable and is focused on key areas for analysis that the Adviser believes are most relevant to potential future performance. The Adviser believes that its investment and security selection process, with its strong emphasis on assessing the skill of the CLO collateral manager and analyzing the structure of the CLO, differentiates its approach to investing in CLO securities. See “— Investment Process.”

•
Efficient vehicle for gaining exposure to CLO securities.   We believe that we are structured as an efficient vehicle for investors to gain exposure to CLO securities and related investments. Based on our long-term stable capital, the Adviser can focus principally on managing the portfolio and maximizing long-term risk-adjusted returns. We believe that our closed-end structure enables the Adviser to effectively implement our primarily long-term buy-and-hold investment philosophy. Moreover, our permanent structure enables us to execute CLO reset transactions which have the effect of extending the life of the investment. The Adviser believes that, in certain instances, resetting a CLO can create meaningful value for CLO equity holders. Limited-life investment vehicles may be unable to pursue such CLO resets due to the extended life of the investment and because certain CLO resets may require additional equity capital to be invested, which is something limited-life investment vehicles may be unable to commit if they are beyond their investment period.
•
Alignment of Interests.   As of April 22, 2019, the Adviser and the Adviser’s Senior Investment Team held an aggregate of 5.7% of the outstanding shares of our voting securities, or $26.9 million based on the closing sales price of our common stock and preferred stock on the NYSE on April 22, 2019. See “Control Persons, Principal Stockholders and Selling Stockholders.” Their holdings in our common stock and our preferred stock align the interests of the Adviser and the Senior Investment Team with ours. In addition, our fee structure includes an incentive fee component whereby we pay the Adviser an incentive fee only if our net income exceeds a hurdle rate. See “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee.”

Investment Process
The objective of the Adviser’s investment process is to source, evaluate and execute investments in CLO securities and related investments that the Adviser believes have the potential to outperform the CLO market generally. In addition, the Adviser regularly evaluates potential investment opportunities in the secondary market, including negotiated transactions with secondary trading desks. This process, augmented by the first-hand CLO industry experience of the Senior Investment Team, is designed to be repeatable and is focused on key areas for analysis that the Adviser believes are most relevant to potential future performance. The Adviser seeks to implement its investment process, described below, in a methodical and disciplined fashion.
Proactive Sourcing of Investment Opportunities
The Adviser maintains regular dialogue with many CLO collateral managers and the investment banks active in the CLO market. The Adviser believes that there are in excess of 100 active CLO collateral managers. The Adviser has met or conducted calls with the majority of these firms. In addition, members of the Senior Investment Team have longstanding relationships with many CLO collateral managers, some dating back over a decade.
The Adviser takes a partnership approach with CLO collateral managers, seeking to serve as a knowledgeable, value-added and stable long-term capital provider that will invest, in many instances, in scale. The Senior Investment Team’s first-hand relationships with, and knowledge of, CLO collateral managers and their past investment activities and behavior is supplemented by utilizing the Adviser’s proprietary systems to analyze key attributes of U.S. cash flow CLOs.
Investment Analysis and Due Diligence
The Adviser employs a methodical investment analysis and due diligence process that we believe is more akin to a private equity style investment approach than to the typical process used by many investors in freely tradable fixed income securities, such as CLO equity and debt. The Adviser views its investment analysis and due diligence process as broadly being comprised of four key areas for evaluation: (1) analysis of a CLO collateral manager’s investment strategy and approach, (2) analysis of the quality of a CLO collateral manager and its investment team, (3) analysis of a CLO collateral manager’s historical investment performance across both CLO and total return strategies, and (4) analysis of the particular CLO’s structure, including the negotiation of terms and protections where appropriate.
In its investment analysis and due diligence, the Adviser has a “minimize surprises/trust but verify” philosophy which typically includes requesting that prospective CLO collateral managers complete an initial questionnaire, the Adviser recalculating historical investment returns based on data provided by third parties and the CLO collateral manager, and/or the utilization of a third-party firm to conduct background checks on the key entities and professionals associated with the CLO collateral manager.

CLO Structural Analysis and Valuation
Members of the Adviser’s Senior Investment Team have significant experience structuring, valuing and investing in CLOs throughout their careers, and the Adviser believes that its first-hand experience with and knowledge of CLO structures is a core competency. The Adviser believes that the initial structuring of a CLO is an important factor in the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by selecting those investments with the most advantageous structures.
When we make a significant primary market investment in a particular CLO tranche, we generally expect to be able to influence the CLO’s key terms and conditions. In particular, the Adviser believes that, although typically exercised only a minority of the time in the Adviser’s experience, the protective rights associated with holding a majority position in a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents that may arise) may reduce our risk in these investments or otherwise provide optionality to seek to enhance returns of these investments. We may acquire a majority position in a CLO tranche directly or we may benefit from the advantages of a majority position where both we and other accounts managed by the Adviser collectively hold a majority position, subject to any restrictions on our ability to invest alongside such other accounts. See “— Other Investment Techniques — Co-Investment with Affiliates.”
Monitoring and Stewardship
Active investment monitoring and stewardship of our investments is a critical component of the Adviser’s risk management and mitigation objectives. Such monitoring and stewardship also contributes to the ongoing due diligence of the CLO collateral managers in the context of existing and potential future investments.
From data sourced from CLO trustee reports (which detail each asset in the CLO portfolio as well as any purchases and sales that the CLO collateral manager made during the period) and third party data sources, the Adviser utilizes its internal proprietary systems to review key metrics for each CLO security. In addition, based on the Adviser’s screens and general market intelligence, the Adviser focuses discussions from time to time with CLO collateral managers on particular underlying credits. As part of these discussions, the Adviser also reviews portfolio activity with applicable CLO collateral managers as well as loan market and CLO market developments. Additional factors that the Adviser actively monitors, which these discussions help to illuminate, include any shifts in investment strategy, personnel changes or other organizational developments at the CLO collateral manager which may impact future performance.
In addition, the Adviser reviews the quarterly CLO cash distributions received from CLO investments against the Adviser’s expectations. The Adviser has a long-term oriented investment philosophy and seeks to invest primarily with a buy-and-hold mentality, however, the Adviser may sell positions if circumstances have changed from the time of underwriting or if the Adviser deems doing so is in our best interest.
An important aspect of the Adviser’s monitoring and stewardship involves assessing and potentially executing opportunities to exercise certain rights held in respect of a majority position in a CLO. Specifically, a holder of a majority of the equity tranche of a CLO typically is able to direct a CLO refinancing, reset or call after the expiration of a CLO’s non-call period.
The Adviser has increasingly focused considerable time and attention seeking to maximize value within our portfolio through CLO refinancings and resets. In a CLO refinancing, typically only the interest rate spread on a CLO’s debt tranches are reduced, and most other terms of the CLO remain unchanged. The reduction of a CLO’s cost of debt accrues to the benefit of the CLO’s equity investors, such as the Company.
In a CLO reset, the CLO’s indenture, which sets forth the terms governing the CLO, is “re-opened” (e.g., the terms of the indenture and the various tranches of the CLO can be re-negotiated). Among other potential benefits, resetting a CLO renews the reinvestment period on the CLO, typically by up to five years. We believe that the ability to lengthen the term of our investments in CLO equity tranches is a key benefit of our permanent structure and we believe many limited-life investment vehicles are not fully able to capture the value of this benefit.

In both resets and refinancings, there are one-time transaction costs (e.g., dealer fees, attorney fees, and related costs) which typically reduce the next scheduled distributions to the CLO’s equity tranche.
Portfolio
As of March 31, 2019, we estimate that 88.4% of the fair value of our investments was in equity tranches of CLOs, 8.8% was in CLO debt tranches and 2.8% was in loan accumulation facilities. As of December 31, 2018, 79.8% of the fair value of our investments was in equity tranches of CLOs, 9.2% was in CLO debt tranches and 10.9% was in loan accumulation facilities. As of December 31, 2018, our investments had 27 different CLO collateral managers and an aggregate fair value of  $456.4 million.
Below is an unaudited summary description of our CLO equity and loan accumulation facility investments held as of March 31, 2019 and December 31, 2018 on a look-through basis and reflects aggregate underlying exposure based on the portfolios of those investments. The information is estimated and derived from CLO trustee reports, custody statements, information received from CLO collateral managers, third party data sources and other statements related to the months of March 2019 and December 2018:
	March 2019(1)	December 2018(1)
Number of unique underlying borrowers	1,506	1,481
Largest exposure to any individual borrower	0.90%	0.92%
Average individual borrower exposure	0.07%	0.07%
Aggregate exposure to 10 largest borrowers	6.57%	6.59%
Aggregate indirect exposure to senior secured loans(2)	97.42%	97.48%
Weighted average stated spread	3.53%	3.52%
Weighted average credit rating of underlying collateral(3)	B+/B	B+/B
Weighted average junior overcollateralization (OC) cushion	4.38%	4.42%
Weighted average market value of underlying collateral	96.68%	94.58%
Weighted average maturity of underlying collateral (in years)	5.1	5.2
U.S. dollar currency exposure	99.59%	99.57%

(1)
Information relating to the market price of underlying collateral is as of month end for March 2019 and December 2018. However, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, March 2019 and December 2018 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of March 31, 2019 or December 31, 2018, and this data may not be representative of current or future holdings. In addition, certain underlying borrowers may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower may in current or future periods be reflected as multiple borrowers.

(2)
We obtain exposure to underlying senior secured loans indirectly through our investments in CLOs.

(3)
Credit ratings shown are based on those assigned by S&P or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO equity or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by us. Such obligors are not shown in the figures presented. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com). This data includes underlying portfolio characteristics of our CLO equity and loan accumulation facility portfolio.

Other Investment Techniques
Leverage.   On a pro forma basis, after giving effect to the issuance in our “at-the-market” offering of 511,265 shares of our common stock from January 1, 2019 through April 22, 2019, our leverage, including the outstanding Notes and the Preferred Stock, represented approximately 39.9% of our total assets (less current liabilities) as of December 31, 2018 (excluding any distributions paid after December 31, 2018) and approximately 37.7% of our total assets (less current liabilities) as of March 31, 2019 (based on the midpoint of management’s unaudited estimate of the range of our NAV as of such date and after giving effect to the payment of the $0.20 per share distribution on April 30, 2019 to holders of record as of April 12, 2019). Over the long term, management expects us to operate under current market conditions generally with leverage within a range of 25% to 35% of total assets. We expect that we will, or that we may need to, raise additional capital in the future to fund our continued growth, and we may do so by entering into a credit facility, issuing additional shares of preferred stock or debt securities or through other leveraging instruments.
We may incur additional leverage, including through the offering of securities pursuant to this prospectus, as and to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. We may further increase our leverage through entry into a credit facility or other leveraging instruments. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing including the Notes), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including the Preferred Stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. See “Description of our Capital Stock — Preferred Stock.”
Subject to the limitations under the 1940 Act, we may incur additional leverage opportunistically or not at all and may choose to increase or decrease our leverage. We may use different types or combinations of leveraging instruments at any time based on the Adviser’s assessment of market conditions and the investment environment. In addition, we may borrow for temporary or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage requirements described above. By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, and our leverage strategy may not be successful. Any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. Accordingly, the more leverage is employed, the more likely a substantial change will occur in the NAV per share of our common stock. See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.” The Adviser intends to leverage our portfolio only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage.
To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, our return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage or if we incur capital losses, our return will be less than if leverage had not been used, and therefore the amount available for distribution to holders of our capital stock as dividends and other distributions will be reduced or potentially eliminated. The Adviser may determine to maintain our leveraged position if it expects that the long-term benefits of maintaining the leveraged position will outweigh the current reduced return. We may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. In addition, capital raised through the issuance of preferred stock or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased.
In connection with any credit facility, the lender may impose specific restrictions as a condition to borrowing. The credit facility fees may include up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on our assets. Similarly, to the extent we issue preferred shares or notes, we may be subject to fees, covenants and investment restrictions required by a national securities rating agency, as a result. Such covenants and restrictions imposed by a rating agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on us by the 1940 Act. While it is not anticipated that these covenants or restrictions will significantly impede the Adviser in managing our portfolio in accordance with our investment objectives and policies, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, we would not be able to utilize as much leverage as it otherwise could have, which could reduce our investment returns. In addition, we expect that any notes we issue or credit facility we enter into would contain covenants that may impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on us. These covenants would also likely limit our ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the board of directors and our stockholders to change fundamental investment policies. See “Description of our Debt Securities — 2027 Notes — Covenants” and “Description of our Debt Securities — 2028 Notes — Covenants” for covenants contained in the indenture governing the 2027 Notes and 2028 Notes, respectively.
Our willingness to utilize leverage, and the amount of leverage we incur, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on our ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with our investment objectives and policies. See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”
Preferred Stock.   We are authorized to issue 20,000,000 shares of preferred stock, of which 3,702,726 shares have been issued. The costs of any offering of preferred stock will be borne immediately at such time by the holders of our common stock and result in a reduction of the NAV per share of common stock at that time. Under the current requirements of the 1940 Act, we must, immediately after the issuance of any preferred stock, have an asset coverage of at least 200%. Asset coverage means the ratio by which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing our indebtedness, if any, plus the aggregate liquidation preference of the preferred stock. If we seek a rating of preferred stock, additional asset coverage requirements, which may be more restrictive than those imposed by the 1940 Act, may be imposed. See “Description of our Capital Stock — Preferred Stock.”
Debt Securities.   We have issued $98,902,675 aggregate principal amount of Notes. The costs of any offering of debt securities will be borne immediately at such time by the holders of our common stock and result in a reduction of the NAV per share of common stock at that time. Under the current requirements of the 1940 Act and the indenture governing the Notes, we must, immediately after the issuance of any senior security representing indebtedness, have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets (including the proceeds of indebtedness), less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Any future rating of our debt securities may impose additional asset coverage requirements, which may be more restrictive than those imposed by the 1940 Act. See “Description of our Debt Securities.”

Leverage Effects.   The extent that we employ leverage, if any, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser’s ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed. We may incur additional leverage, including through entry into a credit facility, opportunistically or not at all and may choose to increase or decrease our leverage.
Derivative Transactions.   We may engage in Derivative Transactions from time to time. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit and/or other risks, or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. We may purchase and sell a variety of derivative instruments, including exchange-listed and OTC options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors or collars, and credit transactions and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments. Our use of Derivative Transactions, if any, will generally be deemed to create leverage for us and involves significant risks. No assurance can be given that our strategy and use of derivatives will be successful, and our investment performance could diminish compared with what it would have been if Derivative Transactions were not used.
We have claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to CFTC No-Action Letter 12-38 issued by the staff of the CFTC Division of Swap Dealer and Intermediary Oversight on November 20, 2012, and we currently intend to operate in a manner that would permit us to continue to claim such exclusion. See “Risk Factors — Risks Relating to Our Business and Structure — We are subject to the risk of legislative and regulatory changes impacting our business or the markets in which we invest” and “Risk Factors — Risks Related to Our Investments — We are subject to risks associated with any hedging or Derivative Transactions in which we participate.”
Illiquid Transactions.   Generally, investments will be purchased or sold by us in private markets, including securities that are not publicly traded or that are otherwise illiquid and securities acquired directly from the issuer.
Temporary Defensive Position.   We may take a temporary defensive position and invest all or a substantial portion of our total assets in cash or cash equivalents, government securities or short-term fixed income securities. As the CLOs and loan accumulation facilities in which we invest are generally illiquid in nature, we may not be able to dispose of such investments and take a defensive position. To the extent that we invest defensively, we likely will not achieve our investment objectives.
Co-Investment with Affiliates.   In certain instances, we co-invest on a concurrent basis with other accounts managed by the Adviser and may do so with other accounts managed by certain of the Adviser's affiliates, subject to compliance with applicable regulations and regulatory guidance and the Adviser's written allocation procedures. We have been granted exemptive relief by the SEC that permits us to participate in certain negotiated co-investments alongside other accounts managed by the Adviser or certain of its affiliates, subject to certain conditions including (i) that a majority of our directors who have no financial interest in the transaction and a majority of our directors who are not interested persons, as defined in the 1940 Act, approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. A copy of our application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.
Competition
We compete for investments in CLO securities with other investment funds (including business development companies, mutual funds, pension funds, private equity funds and hedge funds) as well as traditional financial services companies such as commercial banks, investment banks, finance companies and insurance companies.

Additionally, because competition for higher yielding investment opportunities generally has increased, many new investors have entered the CLO market over the past few years. As a result of these new entrants, competition for investment opportunities in CLO securities may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we are able to compete with these entities on the basis of the Adviser’s deep and highly-specialized CLO market experience, longstanding relationships with many CLO collateral managers and a willingness to commit to a significant portion of a CLO tranche.

THE ADVISER AND THE ADMINISTRATOR
Our board of directors is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Pursuant to the Investment Advisory Agreement, our board of directors has appointed Eagle Point Credit Management as our investment adviser.
The Adviser
The Adviser is registered as an investment adviser with the SEC and, as of March 31, 2019, had approximately $2.8 billion of total assets under management for investment in CLO securities and related investments, including capital commitments that were undrawn as of such date. The Adviser was established in November 2012 by Thomas P. Majewski and Stone Point, the investment manager of the Trident V Funds. Stone Point, an investment adviser registered with the SEC, is a specialized private equity firm focused on the financial services industry. Since its inception, Stone Point (including a predecessor entity) has raised seven private equity funds with aggregate committed capital of approximately $19 billion. The Trident V Funds are a group of private equity funds managed by Stone Point. The Adviser is primarily owned by the Trident V Funds through intermediary holding companies. The Adviser’s Senior Investment Team also holds indirect ownership interest in the Adviser. The Adviser is ultimately governed through intermediary holding companies by a board of managers, which includes Mr. Majewski and certain principals of Stone Point. See “— Board of Managers.” The Adviser is located at 600 Steamboat Road, Suite 202, Greenwich, CT 06830.
In addition to managing our investments, the Adviser manages investment accounts for other clients, including a privately offered pooled investment vehicle that pursues many of the same investment opportunities that we pursue. A ratable portion of each investment held by Eagle Point Credit Partners LP, a private fund managed by the Adviser, was indirectly contributed to us on June 6, 2014 in connection with our formation and initial public offering. The Adviser’s affiliation with Stone Point and the Trident V Funds, and the Adviser’s management of Eagle Point Credit Partners LP, give rise to certain conflicts of interest. See “Conflicts of Interest.”
Portfolio Managers
We are managed by members of the Senior Investment Team. The Senior Investment Team is led by Mr. Majewski, Managing Partner of the Adviser, and is also comprised of Daniel W. Ko, Portfolio Manager, and Daniel M. Spinner, Portfolio Manager. The Senior Investment Team is primarily responsible for our day-to-day investment management and the implementation of our investment strategy and process.
Each member of the Senior Investment Team is a CLO industry specialist who has been directly involved in the CLO market for the majority of his career and has built relationships with key market participants, including CLO collateral managers, investment banks and investors. Members of the Senior Investment Team have been involved in the CLO market as:
•
the head of the CLO business at various investment banks;

•
a lead CLO structurer and CDO workout specialist at an investment bank;

•
a CLO equity and debt investor;

•
a principal investor in CLO collateral management firms; and

•
a lender and mergers and acquisitions adviser to CLO collateral management firms.

We believe that the complementary, yet highly specialized, skill set of each member of the Senior Investment Team provides the Adviser with a competitive advantage in its CLO-focused investment strategy.
In addition to managing our investments, the Adviser’s affiliates and the members of the Senior Investment Team manage investment accounts for other clients, including Eagle Point Income Company Inc., or “EIC,” a closed-end management investment company that is registered under the 1940 Act and for which an affiliate of the Adviser serves as investment adviser, privately offered pooled investment vehicles and several institutional separate accounts. Many of these accounts pursue an investment strategy that substantially or partially overlaps with the strategy that we pursue.
Biographical information on the Senior Investment Team, each of whom has served as a portfolio manager since our inception, is set forth below:
Thomas P. Majewski, Managing Partner (Since November 2012).   Mr. Majewski is a Managing Partner and founder of the Adviser. Mr. Majewski has been involved in the formation and/or monetization of many CLO transactions across multiple market cycles. Mr. Majewski led the creation of some of the earliest refinancing CLOs, introducing techniques that are now commonplace in the market. He has spent his entire career in the structured finance and credit markets. Mr. Majewski is a member of the Adviser’s investment committee and board of managers. Mr. Majewski is also Managing Partner of Eagle Point Income Management LLC, an affiliate of the Adviser, and serves as the chairman of the board of directors of Eagle Point Income Company Inc. Mr. Majewski’s experience in the CLO market dates back to the 1990s.
Prior to joining the Adviser in September 2012, Mr. Majewski was a Managing Director and U.S. Head of CLO Banking at RBS Securities Inc., or “RBS,” from September 2011 through September 2012, where he was responsible for all aspects of RBS’s new-issue CLO platform. Prior to joining RBS, Mr. Majewski was the U.S. country head at AMP Capital Investors (US) Ltd., from August 2010 through September 2011, and AE Capital Advisers (US) LLC, from April 2008 through August 2010, where he was responsible for investing in credit, structured products and other private assets on behalf of several Australian investors. Prior to this, Mr. Majewski was a Managing Director and head of CLO banking at Merrill Lynch Pierce Fenner and Smith Inc. Mr. Majewski also has held leadership positions within the CLO groups at JPMorgan Securities Inc. and Bear, Stearns & Co. Inc. Mr. Majewski serves as a director of Black Mountain Systems, LLC, a portfolio company of Trident VI, L.P. and related investment vehicles, as a member of the board of managers and investment committee of Marble Point, and as a director of Marble Point Loan Financing Limited, an investment fund managed by Marble Point. Mr. Majewski has a B.S. from Binghamton University and has been a Certified Public Accountant (inactive).
Daniel W. Ko, Portfolio Manager (Since December 2012).   Mr. Ko is a Portfolio Manager of the Adviser. Mr. Ko is responsible for manager evaluation and structuring investment opportunities in the primary CLO market, analyzing secondary CLO market opportunities, executing trades and monitoring investments. Mr. Ko is also Portfolio Manager of Eagle Point Income Management LLC, an affiliate of the Adviser. Mr. Ko has specialized in structured finance throughout his entire career.
Prior to joining the Adviser in December 2012, Mr. Ko was with Bank of America Merrill Lynch, or “BAML,” for the previous six years, most recently as Vice President of the CLO structuring group, where he was responsible for modeling the projected deal cash flows, negotiating deal terms with both debt and equity investors and coordinating the rating process. In addition, he was responsible for exploring non-standard structuring initiatives such as financing trades with dynamic leverage, emerging market collateralized bond obligations and European CLOs. Prior to joining the CLO structuring group, Mr. Ko managed BAML’s legacy CLO, trust-preferred securities CDO and asset-backed securities CDO portfolios. Prior to Bank of America’s merger with Merrill Lynch, Mr. Ko was an associate in Merrill Lynch’s CDO structuring group, Mr. Ko graduated magna cum laude from the University of Pennsylvania’s Wharton School with a B.S. in finance and accounting.
Daniel M. Spinner (CAIA), Portfolio Manager (Since February 2013).   Mr. Spinner is a Portfolio Manager of the Adviser. Mr. Spinner is primarily responsible for manager evaluation and due diligence and for monitoring investments. Mr. Spinner is also actively involved in investor relations and communications. Mr. Spinner is an alternative asset management industry specialist with 20 years of experience advising, financing and investing in alternative asset management firms and funds. Mr. Spinner is also Portfolio Manager of Eagle Point Income Management LLC, an affiliate of the Adviser. Mr. Spinner’s experience in the CLO market dates back to the late 1990s.
Prior to joining the Adviser in February 2013, Mr. Spinner was an Investment Analyst at the 1199SEIU Benefit and Pension Funds, from June 2009 to February 2013, where he oversaw the private equity, special opportunities credit and real estate allocations. The 1199SEIU Benefit and Pension Funds are collectively among the largest Taft-Hartley plans in the United States. Prior to this, Mr. Spinner was a Managing Director at Bear, Stearns & Co. Inc. focused on alternative asset managers. Prior to Bear Stearns, Mr. Spinner was the co-founder and president of Structured Capital Partners, Inc., a financial holding company formed to invest in structured credit managers. Mr. Spinner began his career as an investment banker in the Financial Institutions Group at JPMorgan Securities Inc., where he had coverage responsibility for asset management firms including CLO collateral managers. Mr. Spinner serves as a member of the board of managers and investment committee of Marble Point. Mr. Spinner earned a B.A., summa cum laude, from Gettysburg College and an M.B.A. from Columbia University.
The following table sets forth other accounts within each category listed for which members of the Senior Investment Team are jointly and primarily responsible for day-to-day portfolio management as of December 31, 2018. Each of the accounts is subject to a performance fee, except five accounts listed under “other accounts” with total assets of  $665.8 million as of December 31, 2018.
	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)(1)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	2	$547.0	3	$1,003.7	17	$818.8
Daniel W. Ko	2	$547.0	3	$1,003.7	17	$818.8
Daniel M. Spinner	2	$547.0	3	$1,003.7	17	$818.8

(1)
Total Assets are estimated and unaudited and may vary from final audited figures. Total assets exclude amounts invested in the equity of another investment vehicle managed by the portfolio manager so as to avoid double counting.

Compensation of Portfolio Managers.   The Adviser pays its investment professionals out of its total revenues, including the advisory fees earned with respect to providing advisory services to us. Professional compensation at the Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser manages and from their longevity with the Adviser. Each member of the Senior Investment Team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the Senior Investment Team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s board of managers, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by our long-term performance and the value of our assets as well as the portfolios managed for the Adviser’s other clients.
Securities Owned in the Company by Portfolio Managers.   The table below sets forth the dollar range of the value of the shares of our common stock and the Preferred Stock that are owned beneficially by each portfolio manager as of December 31, 2018. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.
Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)
Thomas P. Majewski	$500,001 – $1,000,000
Daniel M. Spinner	$500,001 – $1,000,000
Daniel W. Ko	$100,001 – $500,000

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Board of Managers
The Adviser has a board of managers comprised of Mr. Majewski, Mr. James Carey, Mr. Graham Goldsmith and Mr. James Matthews. The board of managers is responsible for the overall activities of the Adviser. Mr. Majewski’s biographical information is included above under “— Portfolio Managers” and Mr. Matthews’ biographical information is included under “Management — Biographical Information about each Director” below. Biographical information regarding each other member of the Adviser’s board of managers is summarized below:
James D. Carey.   Mr. Carey is a Senior Principal of Stone Point and a member of the investment committees of the Trident V Funds. Mr. Carey is also a member of the Adviser’s investment committee and board of managers. Mr. Carey joined Stone Point in 1997 from Merrill Lynch & Co. Prior to joining Merrill Lynch & Co., Mr. Carey was a corporate attorney with Kelley Drye & Warren LLP. Mr. Carey is a director of a number of portfolio companies of the Trident funds managed by Stone Point.
Mr. Carey holds a B.S. from Boston College, a J.D. from Boston College Law School and an M.B.A. from the Duke University Fuqua School of Business.
Graham C. Goldsmith.   Mr. Goldsmith is the Chief Executive Officer and the co-Chief Investment Officer of Cross Ocean Partners, an investment management firm based in London, England and Greenwich, Connecticut that is focused on special situations credit investing. Before joining Cross Ocean Partners in 2015, Mr. Goldsmith was a Managing Director and the Global Head of the Global Credit & Special Situations Group at BAML, where he worked for over 20 years. At BAML, Mr. Goldsmith was globally responsible for all secondary trading in credit products including distressed debt, leveraged loans, high yield bonds, investment grade debt, structured credit and CLO credit. Additionally, Mr. Goldsmith oversaw the acquisition, origination and portfolio management of various leasing, finance, investment and loan portfolios at BAML. Mr. Goldsmith served on BAML’s Fixed Income Management Committee. He also led BAML’s global regulatory reform and global recruiting teams for Global Banking and Markets. Mr. Goldsmith holds a B.A. in Economics from Middlebury College and an M.B.A. from the Fuqua School of Business at Duke University.
Investment Advisory Agreement
Services.    Subject to the overall supervision of our board of directors, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us. Under the terms of our Investment Advisory Agreement, the Adviser:
•
determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

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identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective investments);

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executes, closes, services and monitors the investments we make;

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determines the securities and other assets that we purchase, retain or sell; and

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provides us with other investment advisory, research and related services as we may from time to time require.

Eagle Point Credit Management’s services under the Investment Advisory Agreement are not exclusive, and both it and its members, officers and employees are free to furnish similar services to other persons and entities so long as its services to us are not impaired.
The Investment Advisory Agreement was reapproved by the board of directors in May 2018. A discussion regarding the basis for the board of directors’ approval of the Investment Advisory Agreement is included in our semi-annual report for the period ended June 30, 2018.
Duration and Termination.   Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not “interested persons” of any party to such agreement, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by our board of directors or the affirmative vote of a majority of our outstanding voting securities without penalty upon not less than 60 days’ written notice to the Adviser and by the Adviser upon not less than 90 days’ written notice to us.
Indemnification.   The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as our investment adviser.
Management Fee and Incentive Fee.   We pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. To the extent permitted by applicable law, the Adviser may elect to defer all or a portion of these fees for a specified period of time.
The base management fee is calculated and payable quarterly in arrears and equals an annual rate of 1.75% of our “Total Equity Base.” “Total Equity Base” means the NAV attributable to our common stockholders and the paid-in capital of our preferred stock. The base management fee is calculated based on the Total Equity Base at the end of the most recently completed calendar quarter and, with respect to any common stock or preferred stock issued or repurchased during such quarter, is adjusted to reflect the number of days during such quarter that such common stock and/or preferred stock, if any, was outstanding. In addition, the base management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter).
In addition, we pay the Adviser an incentive fee based on our performance. The incentive fee is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a hurdle and a “catch up” feature. No incentive fees are payable to our investment adviser in respect of any capital gains. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from an investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Eagle Point Administration, and any interest expense and/or dividends paid on any issued and outstanding debt or preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments PIK interest and zero-coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any capital gains or losses.
Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.00% of our NAV per quarter. For such purposes, our quarterly rate of return is determined by dividing our Pre-Incentive Fee Net Investment Income by our reported net assets as of the prior period end. Our net investment income used to calculate this part of the incentive fee is also included in the calculation of the Total Equity Base which is used to calculate the 1.75% base management fee.
The incentive fee in each calendar quarter is paid to the Adviser as follows:
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no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of our NAV;

•
100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of our NAV in any calendar quarter. We refer to this portion of our Pre-Incentive Fee Net

Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV) as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% of our NAV in any calendar quarter; and
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20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of our NAV in any calendar quarter is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income.
The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent we actually receive such deferred interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction of the incentive fees for such quarter.
No incentive fee is payable to the Adviser on capital gains, whether realized or unrealized. In addition, the amount of the incentive fee is not affected by any realized or unrealized losses that we may suffer.
The payment of monthly dividends on our preferred stock (including on any shares of preferred stock that may be held by officers or other affiliates of the Adviser) is not subject to Pre-Incentive Fee Net Investment Income meeting or exceeding any hurdle rate.
The following is a graphical representation of the calculation of the incentive fee as well as examples of its application.
Quarterly Incentive Fee Based on Net Investment Income
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)
Examples of Quarterly Incentive Fee Calculation (amounts expressed as a percentage of the value of net assets, and are not annualized)*
Alternative 1:
Assumptions
Investment income (including interest, distributions, fees, etc.) = 1.25%
Hurdle rate(1) = 2.00%
Base management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%
Pre-Incentive Fee Net Investment Income
(investment income – (base management fee + other expenses)) = 0.5625%

Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate, therefore there is no incentive fee.
Alternative 2:
Assumptions
Investment income (including interest, distributions, fees, etc.) = 2.70%
Hurdle rate(1) = 2.00%
Base management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%
Pre-Incentive Fee Net Investment Income
(investment income – (base management fee + other expenses)) = 2.0125%
Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is an incentive fee.
Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)))
= (100.0% × (Pre-Incentive Fee Net Investment Income – 2.00%)) + 0%
= 100.0% × (2.0125% – 2.00%)
= 100.0% × 0.0125%
= 0.0125%
Alternative 3:
Assumptions
Investment income (including interest, distributions, fees, etc.) = 3.25%
Hurdle rate(1) = 2.00%
Base management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%
Pre-Incentive Fee Net Investment Income
(investment income – (base management fee + other expenses)) = 2.5625%
Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is a incentive fee.
Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)))
= (100.0% × (2.50% – 2.00%)) + (20% × (Pre-Incentive Fee Net Investment Income – 2.50%))
= (100.0% × (2.50% – 2.00%)) + (20% × (2.5625% – 2.50%))
= 0.5000% + .0125%
= 0.5125%

*
The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.

(1)
Represents 8.00% annualized hurdle rate.

(2)
Represents 1.75% annualized base management fee.

(3)
Excludes organizational and offering expenses.

During the fiscal years ended December 31, 2018, 2017 and 2016, we incurred base management and incentive fees of  $14.9 million, $15.2 million and $12.8 million, respectively, and paid $15.4 million, $15.0 million and $12.2 million, respectively, to the Adviser pursuant to the Investment Advisory Agreement.
Payment of Expenses.   The Adviser’s investment team, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We will bear all other costs and expenses of our operations and transactions, including (without limitation): (1) the cost of calculating our NAV (including the cost and expenses of any independent valuation firm); (2) interest payable on debt, if any, incurred to finance our investments; (3) fees and expenses incurred by the Adviser or payable to third parties relating to, or associated with, making or disposing of investments, including legal fees and expenses, travel expenses and other fees and expenses incurred by the Adviser or payable to third parties in performing due diligence on prospective investments, monitoring our investments and, if necessary, enforcing our rights; (4) brokerage fees and commissions; (5) federal and state registration fees and exchange listing fees; (6) federal, state and local taxes; (7) costs of offerings or repurchases of our common stock and other securities; (8) the base management fee and any incentive fee; (9) distributions on shares of our common stock and other securities; (10) administration fees payable to the Administrator under the Administration Agreement; (11) direct costs and expenses of administration and operation, including printing, mailing, long distance telephone and staff, including fees payable in connection with outsourced administrative functions; (12) transfer agent and custody fees and expenses; (13) independent director fees and expenses; (14) the costs of any reports, proxy statements or other notices to our stockholders, including printing costs; (15) costs of holding stockholder meetings; (16) litigation, indemnification and other non-recurring or extraordinary expenses; (17) fees and expenses associated with marketing and investor relations efforts; (18) dues, fees and charges of any trade association of which we are a member; (19) fees and expenses associated with independent audits and outside legal costs; (20) fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; (21) costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws; and (22) all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer, chief operating officer and their respective support staff.
License Agreement
We have entered into a license agreement, or the “License Agreement,” with the Adviser pursuant to which the Adviser has granted us a non-exclusive, royalty-free license to use the “Eagle Point Credit” name and logo. Under the License Agreement, we have a right to use the “Eagle Point Credit” name and logo, for so long as the Adviser or one of its affiliates remains our investment adviser. The License Agreement is terminable by either party at any time in its sole discretion upon 60 days’ prior written notice and is also terminable by the Adviser in the case of certain events of non-compliance. Other than with respect to this license, we have no legal right to the “Eagle Point Credit” name and logo.
The Administrator and the Administration Agreement
We have entered into an Administration Agreement, pursuant to which Eagle Point Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the Administration Agreement, Eagle Point Administration performs, or arranges for the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, Eagle Point Administration provides us with accounting services; assists us in determining and publishing our NAV; oversees the preparation and filing of our tax returns; monitors our compliance with tax laws and regulations; and prepares, and assists us with any audits by an independent public accounting firm of, our financial statements. The Administrator is also responsible for the printing and dissemination of reports to our stockholders and the maintenance of our website; provides support for our investor relations; generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others; and provides such other administrative services as we may from time to time designate. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Eagle Point Administration’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer, chief compliance officer and chief operating officer and their respective support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. To the extent the Administrator outsources any of its functions, we pay the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc., or “SS&C,” for which the fee is calculated based on our net assets (subject to a monthly minimum), and beginning in the quarter ended March 31, 2017, certain investor relations related services have been delegated to ICR, LLC, or “ICR,” whose charges are payable monthly. During the fiscal years ended December 31, 2018, 2017 and 2016, we incurred expenses of  $0.8 million, $0.9 million and $0.6 million, respectively, under, and paid $0.8 million, $0.8 million and $0.6 million, respectively, to the Administrator pursuant to the Administration Agreement. We incurred expenses of  $0.2 million for each of the fiscal years ended December 31, 2018, 2017 and 2016 payable to SS&C. We also incurred $0.1 million and $0.2 million for the fiscal years ended December 31, 2018 and December 31, 2017, respectively, payable to ICR. The Administration Agreement may be terminated by us without penalty upon not less than 60 days’ written notice to Eagle Point Administration and by Eagle Point Administration upon not less than 90 days’ written notice to us. The Administration Agreement will remain in effect if approved by the board of directors, including by a majority of our independent directors, on an annual basis.
When considering the continuation of the Administration Agreement, the board of directors considers, among other factors, (i) the reasonableness of the compensation paid by us to the Administrator and any third-party service providers in light of the services provided, the quality of such services, any cost savings to us as a result of the arrangements and any conflicts of interest, (ii) the methodology employed by the Administrator in determining how certain expenses are allocated to the Company, (iii) the breadth, depth and quality of such administrative services provided, (iv) certain comparative information on expenses borne by other companies for somewhat similar services known to be available and (v) the possibility of obtaining such services from a third party. The Administration Agreement was most recently reapproved by the board of directors in May 2018.
Limitation on Liability and Indemnification.   The Administration Agreement provides that Eagle Point Administration and its officers, directors, employees agents, control persons and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) or losses sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Administration Agreement. The Administration Agreement also provides for indemnification by us of Eagle Point Administration’s members, directors, officers, employees, agents, control persons and affiliates for liabilities incurred by them in connection with their services to us, subject to the same limitations and to certain conditions.

MANAGEMENT
Our board of directors is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Our directors may appoint officers who assist in managing our day-to-day affairs.
The Board of Directors
The board of directors currently consists of six members, four of whom are not “interested persons” (as defined in the 1940 Act) of us. We refer to these directors as our “independent directors.”
Under our certificate of incorporation and bylaws, our board of directors is divided into three classes with staggered three-year terms. The term of only one of the three classes expires at each annual meeting of our stockholders. The classification of the board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.
Duties of Directors; Meetings and Committees
Under our certificate of incorporation, our board of directors is responsible for managing our affairs, including the appointment of advisers and sub-advisers. The board of directors appoints officers who assist in managing our day-to-day affairs.
The board of directors has appointed Mr. Matthews as Chairperson. The Chairperson presides at meetings of the board of directors and may call meetings of the board and any committee whenever he deems necessary. The Chairperson participates in the preparation of the agenda for meetings of the board of directors and the identification of information to be presented to the board with respect to matters to be acted upon by the directors. The Chairperson also acts as a liaison with our management, officers and attorneys and the other directors generally between meetings. The Chairperson may perform such other functions as may be requested by the board of directors from time to time. Except for any duties specified in this prospectus or pursuant to our certificate of incorporation or bylaws, or as assigned by the board of directors, the designation of a director as Chairperson does not impose on that director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other director, generally.
The board of directors has designated Mr. Weiss as Lead Independent Director. The Lead Independent Director generally acts as a liaison between the other independent directors and our management, officers and attorneys between meetings of the board of directors. The Lead Independent Director may perform such other functions as may be requested by the board of directors from time to time. Except for any duties specified in this prospectus or pursuant to our certificate of incorporation or bylaws, or as assigned by the board of directors, the designation of a director as Lead Independent Director does not impose on that director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other director, generally.
The board of directors believes that this leadership structure is appropriate because it allows the board of directors to exercise informed judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of directors and the full board of directors in a manner that enhances effective oversight. The board of directors also believes that having a majority of independent directors is appropriate and in the best interest of our stockholders. Nevertheless, the board of directors also believes that having interested persons serve on the board of directors brings corporate and financial viewpoints that are, in the board of directors’ view, crucial elements in its decision-making process. In addition, the board of directors believes that Mr. Majewski, Managing Partner of the Adviser, provides the board of directors with the Adviser’s perspective in managing and sponsoring us. The leadership structure of the board of directors may be changed, at any time and in the discretion of the board of directors, including in response to changes in circumstances or our characteristics.

Committees of the Board of Directors
The board of directors has established two standing committees: the audit committee and the nominating committee. The current membership of each committee is set forth below. Interested directors are generally able to attend and participate in any committee meeting, as appropriate.
Audit	Nominating
Scott W. Appleby	Scott W. Appleby, Chair
Kevin F. McDonald	Kevin F. McDonald
Paul E. Tramontano	Paul E. Tramontano
Jeffrey L. Weiss, Chair	Jeffrey L. Weiss
Audit Committee
All of the members of the audit committee are independent directors, and each member is financially literate with at least one having accounting or financial management expertise. The board of directors has adopted a written charter for the audit committee. The audit committee recommends to the full board of directors the independent registered public accounting firm for us, oversees the work of the independent registered public accounting firm in connection with our audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. The audit committee is also responsible for establishing guidelines and making recommendations to our board of directors regarding the valuation of our investments, which are considered when the board of directors determines in accordance with the 1940 Act the value of our investments as described under “Determination of Net Asset Value.” Mr. Weiss serves as Chairperson of the audit committee. The audit committee also functions as our qualified legal compliance committee and is responsible for the confidential receipt, retention and consideration of any report of evidence of  (i) a material violation of applicable federal or state securities law, (ii) a material breach of fiduciary duty arising under federal or state law or (iii) a similar material violation of any federal or state law by us or any of our officers, directors, employees or agents that has occurred, is ongoing or is about to occur. The audit committee met four times during the fiscal year ended December 31, 2018.
Nominating Committee
The nominating committee is comprised of all of the independent directors. The nominating committee periodically reviews the committee structure, conducts an annual self-assessment of the board of directors and makes the final selection and nomination of candidates to serve as independent directors. In addition, the nominating committee makes recommendations regarding the compensation of the Company’s independent directors for approval by the board of directors as there is no separate compensation committee of the Company. The board of directors nominates and selects our interested directors and the officers. Mr. Appleby serves as Chairperson of the nominating committee. The nominating committee met two times during the fiscal year ended December 31, 2018.
In reviewing a potential nominee and in evaluating the re-nomination of current independent directors, the nominating committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgment; (iii) a commitment to understand the Company and the responsibilities of a director of an investment company; (iv) a commitment to regularly attend and participate in meetings of the board of directors and its committees; (v) the ability to understand potential conflicts of interest involving management of the Company and to act in the interests of all stockholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the stockholders and to fulfill the responsibilities of an independent director. The nominating committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.
As long as an existing independent director continues, in the opinion of the nominating committee, to satisfy these criteria, we anticipate that the nominating committee would favor the re-nomination of an existing independent director rather than nominate a new candidate. Consequently, while the nominating committee will consider nominees recommended by stockholders to serve as independent directors, the nominating committee may only act upon such recommendations if there is a vacancy on the board of directors or a committee and it determines that the selection of a new or additional independent director is in our best interests. In the event that a vacancy arises or a change in membership is determined to be advisable, the nominating committee will, in addition to any stockholder recommendations, consider candidates identified by other means, including candidates proposed by members of the nominating committee. The nominating committee may retain a consultant to assist it in a search for a qualified candidate. The nominating committee has adopted procedures for the selection of independent directors.
The nominating committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as independent directors, but the nominating committee will consider such factors as it may deem are in the best interests of the Company and the stockholders. Such factors may include the individual’s professional experience, education, skills and other individual qualities or attributes, including gender, race or national origin.
For any stockholder recommendation for independent director to be included in our proxy statement, it must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Exchange Act to be considered by the nominating committee. In evaluating a nominee recommended by a stockholder, the nominating committee, in addition to the criteria discussed above, may consider the objectives of the stockholder in submitting that nomination and whether such objectives are consistent with the interests of all stockholders. If the board of directors determines to include a stockholder’s candidate among the slate of nominees, the candidate’s name will be placed on our proxy card. If the nominating committee or the board of directors determines not to include such candidate among the board of directors’ designated nominees and the stockholder has satisfied the requirements of Rule 14a-8, the stockholder’s candidate will be treated as a nominee of the stockholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with our proxy statement.
A stockholder who is entitled to vote at the applicable annual meeting and who intends to nominate a director must comply with the advance notice procedures in our bylaws. To be timely, a stockholder’s notice must be delivered by a nationally recognized courier service or mailed by first class United States mail, postage or delivery charges prepaid, and received at our principal executive offices addressed to the attention of the Secretary not less than ninety (90) days nor more than one hundred twenty (120) days in advance of the anniversary of the date our proxy statement was released to the stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder must be received by the Secretary not later than the close of business on the later of  (x) the ninetieth (90th) day prior to such annual meeting and (y) the seventh (7th) day following the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of our capital stock that are beneficially owned by the person and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations of the SEC under Section 14 of the Exchange Act, and (ii) as to the stockholder giving the notice (a) the name and record address of the stockholder and (b) the class and number of shares of our capital stock that are beneficially owned by the stockholder. We may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director.
Stockholders may communicate with the directors as a group or individually. Any such communication should be sent to the board of directors or an individual director c/o The Secretary of the Company at the following address: 20 Horseneck Lane, Greenwich, CT 06830. The Secretary may determine not to forward any letter to directors that does not relate to the business of the Company.

Risk Oversight
As a registered investment company, we are subject to a variety of risks, including investment risks, financial risks, compliance risks and operational risks. As part of its overall activities, the board of directors oversees the management of our risk management structure by various departments of the Adviser and the Administrator, as well as by our chief compliance officer. The responsibility to manage our risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management.
The board of directors recognizes that it is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate or mitigate their occurrence or effects. The board of directors discharges risk oversight as part of its overall activities. In addressing issues regarding our risk management between meetings, appropriate representatives of the Adviser communicate with the Chairperson of the board of directors, the relevant committee chair or our chief compliance officer, who is directly accountable to the board of directors. As appropriate, the Chairperson of the board of directors and the committee chairs confer among themselves, with our chief compliance officer, the Adviser, other service providers and external fund counsel to identify and review risk management issues that may be placed on the board’s agenda and/or that of an appropriate committee for review and discussion with management.
Compliance Policies and Procedures
We have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. The chief compliance officer is responsible for administering the policies and procedures.

Biographical Information about each Director
Information about our directors is as follows:
Name, Address(1) and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) – During the Past 5 Years	Other Directorship Held by Directors or Nominee for Director
Interested Directors
Thomas P. Majewski(2) Age: 44	Class III Director and Chief Executive Officer	Since inception; Term expires 2020	Managing Partner of the Adviser since September 2012.	Eagle Point Income Company Inc.
James R. Matthews(3) Age: 52	Class II Director and Chairperson of the Board	Since inception; Term expires 2019	Principal of Stone Point since October 2011.	Eagle Point Income Company Inc.
Independent Directors
Scott W. Appleby Age: 54	Class I Director	Since inception; Term expires 2021	President of Appleby Capital, Inc. since April 2009.	Eagle Point Income Company Inc.
Kevin F. McDonald Age: 53	Class III Director	Since inception; Term expires 2020	Chief Operating Officer of AltaRock Partners since January 2019; Director of Business Development of Folger Hill Asset Management, LP from December 2014 to July 2018; Principal of Taylor Investment Advisors, LP from March 2002 to March 2017; Chief Executive Officer of Taylor Investment Advisors, LP from 2006 to December 2014.	Eagle Point Income Company Inc.
Paul E. Tramontano Age: 57	Class II Director	Since inception; Term expires 2019	Senior Managing Director and Portfolio Manager at First Republic Investment Management since October 2015; Co-Chief Executive Officer of Constellation Wealth Advisors LLC from April 2007 to October 2015.	Eagle Point Income Company Inc.
Jeffrey L. Weiss Age: 58	Class I Director	Since inception; Term expires 2021	Private investor since June 2012.	Eagle Point Income Company Inc.

(1)
The business address of each our directors is c/o Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

(2)
Mr. Majewski is an interested director due to his position as our Chief Executive Officer and his position with the Adviser.

(3)
Mr. Matthews is an interested director due to his position with Stone Point, which is an affiliate of the Adviser.

Other than Eagle Point Income Company Inc., a closed-end management investment company registered under the 1940 Act which is part of the same fund complex as us, none of our directors serves, nor have they served during the last five years, on the board of directors of another company registered pursuant to Section 12 of the Exchange Act (or subject to the reporting requirements of Section 15(d) of the Exchange Act), or registered under the 1940 Act (including any other companies in a fund complex with us).
In addition to the description of each director’s “Principal Occupation(s)” set forth above, the following provides further information about each director’s specific experience, qualifications, attributes or skills that led to the conclusion that they should serve as a director. The information in this section should not be understood to mean that any of the directors is an “expert” within the meaning of the federal securities laws.

Although the nominating committee has general criteria that guides its choice of candidates to serve on the board of directors (as discussed above under “— Committees of the Board of Directors”), there are no specific required qualifications for membership on the board of directors. The board of directors believes that the different perspectives, viewpoints, professional experience, education and individual qualities of each director represent a diversity of experiences and a variety of complementary skills. When considering potential nominees to fill vacancies on the board of directors, and as part of its annual self-evaluation, the board of directors reviews the mix of skills and other relevant experiences of the directors.
Independent Directors
Scott W. Appleby.   Mr. Appleby is the President of Appleby Capital, Inc. and has more than 20 years of banking experience at Appleby Capital, Deutsche Bank, Robertson Stephens, ABN Amro and Paine Webber. As a senior equity analyst, Mr. Appleby has written on global exchanges, alternative asset managers and financial technology. Mr. Appleby was also one of the first Internet analysts and, in 1997, the first analyst to cover the electronic brokerage industry. Mr. Appleby remains an active writer and speaker on financial technology and Wall Street trends. Mr. Appleby serves on a number of private company and community boards. Mr. Appleby holds an M.B.A. from Cornell University and a B.S. from the University of Vermont.
Mr. Appleby also serves as an independent director of Eagle Point Income Company Inc. and is a member of the audit committee and the chairman of the nominating committee of the board of directors of Eagle Point Income Company Inc.
Kevin F. McDonald.   Mr. McDonald is the Chief Operating Officer of AltaRock Partners as of January 2019. Mr. McDonald has previously served as Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018. Mr. McDonald was a Principal of Taylor Investment Advisors, LP, which he co-founded, from 2002 to March 2017, and served as the Chief Executive Officer from 2006 to December 2014. Previously, Mr. McDonald was a Director at Larch Lane Advisors LLC, an alternative asset management firm specializing in multi-manager hedge fund portfolios, from 1999 to 2001. Mr. McDonald was a Vice President in the futures and options group at JP Morgan Securities from 1994 to 1999 and served as an Assistant Treasurer and proprietary fixed-income trader at BSI Bank (subsidiary of Generali S.P.A.) from 1991 to 1994. Mr. McDonald began his career at Chemical Bank in 1989 where he was a credit analyst in the corporate finance group. Mr. McDonald holds a B.A. from the University of Virginia.
Mr. McDonald also serves as an independent director of Eagle Point Income Company Inc. and is a member of the audit committee and the nominating committee of the board of directors of Eagle Point Income Company Inc.
Paul E. Tramontano.   Mr. Tramontano has served as a Senior Managing Director and Wealth Manager at First Republic Investment Management since October 2015. Prior to joining First Republic Investment Management, Mr. Tramontano was the founder and Co-Chief Executive Officer at Constellation Wealth Advisors LLC for eight years and was responsible for managing the firm’s East Coast operations as well as serving on both the investment and executive management committees. Prior to forming Constellation Wealth Advisors, Mr. Tramontano spent 17 years at Citi Smith Barney, most recently as a Managing Director and Senior Advisor of Citi Family Office. Mr. Tramontano holds a B.S. from Villanova University and attended the Certified Investment Management program at the Wharton School of Business at the University of Pennsylvania.
Mr. Tramontano also serves as an independent director of Eagle Point Income Company Inc. and is a member of the audit committee and the nominating committee of the board of directors of Eagle Point Income Company Inc.
Jeffrey L. Weiss.   Mr. Weiss has served as the Managing Partner of Colter Lewis Investment Partners since January 2018 and is also a private investor (since 2012). Mr Weiss is a former Managing Director at Lehman Brothers and Barclays, where he also held a number of senior leadership positions. From 2008 to 2012, Mr. Weiss served as Global Head of Financial Institutions at Barclays. Prior to joining Barclays, Mr. Weiss spent 25 years with Lehman Brothers, most recently as a Managing Director. From 2005 to 2008,

Mr. Weiss served on the management committee of Lehman Brothers and from 2007 to 2008 Mr. Weiss was responsible for the financial institutions group businesses at Lehman Brothers. Mr. Weiss serves as the Treasurer and a board member of City Harvest, a non-profit organization. Mr. Weiss holds a B.S. from the University of Wisconsin.
Mr. Weiss also serves as an independent director of Eagle Point Income Company Inc. and is the chairman of the audit committee and a member of the nominating committee of the board of directors of Eagle Point Income Company Inc.
Interested Directors
Thomas P. Majewski. Information regarding Mr. Majewski is included under “The Adviser and the Administrator — Portfolio Managers” above.
James R. Matthews.   Mr. Matthews was appointed to the board of directors as a representative of the Adviser and the Trident V Funds. Mr. Matthews is currently a Principal of Stone Point (since October 2011). Mr. Matthews is a member of the Adviser’s investment committee and board of managers. He joined Stone Point from Evercore Partners Inc., where he was a Senior Managing Director and Co-Head of Private Equity. From 2000 to 2007, Mr. Matthews was with Welsh, Carson, Anderson & Stowe, where he was a General Partner and focused on investments in the information services and business services sectors. Previously, Mr. Matthews was a General Partner of J.H. Whitney & Co. and started his career as an Analyst in the mergers and acquisitions group of Salomon Brothers Inc. Mr. Matthews is a director of various portfolio companies of the Trident V Funds, including Alliant Insurance Services, Inc., Black Mountain Systems, LLC, Bridgepoint Risk Management, LLC, Enhanced Capital Holdings, Inc., HireRight GIS Group Holdings LLC, Tree Line Direct Lending GP, LLC and Tree Line Capital Partners, LLC. Mr. Matthews holds a B.S. from Boston College and an M.B.A. from the Harvard Graduate School of Business Administration.
Mr. Matthews also serves as a director of Eagle Point Income Company Inc.
Executive Officers
Information regarding our executive officers who are not directors is as follows:
Name, Address and Age(1)	Positions Held with the Company	Term of Office(2) and Length of Time Served	Principal Occupation(s) During the Last Five Years
Kenneth P. Onorio Age: 51	Chief Financial Officer and Chief Operating Officer	Since July 2014	Chief Financial Officer and Chief Operating Officer of Eagle Point Income Company since October 2018; Chief Financial Officer of the Adviser since July 2014; Chief Operating Officer of the Adviser since August 2014 and Eagle Point Income Management LLC since October 2018; Executive Director of Private Equity and Hedge Fund Administration at JPMorgan Alternative Investment Services from September 2008 to July 2014.
Nauman S. Malik Age: 38	Chief Compliance Officer	Since September 2015	Chief Compliance Officer of Eagle Point Income Company since October 2018; General Counsel of the Adviser since June 2015; Chief Compliance Officer of the Adviser since September 2015 and Eagle Point Income Management LLC since October 2018; Associate, Dechert LLP, a law firm, from September 2012 to May 2015.

Name, Address and Age(1)	Positions Held with the Company	Term of Office(2) and Length of Time Served	Principal Occupation(s) During the Last Five Years
Courtney B. Fandrick Age: 36	Secretary	Since August 2015	Deputy Chief Compliance Officer of the Adviser since December 2014 and Eagle Point Income Management LLC since October 2018; Secretary of Eagle Point Income Company since October 2018; Senior Compliance Associate, Bridgewater Associates, LP, an investment management firm, from August 2007 to December 2014.

(1)
The address for each of our officers is c/o Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, CT 06830. All of our officers are also officers or employees of the Adviser.

(2)
Each of our officers holds office until their successors are chosen and qualified, or until their earlier resignation or removal.

Kenneth P. Onorio.   Mr. Onorio has served as our Chief Financial Officer since July 2014 and our Chief Operating Officer since August 2015. Mr. Onorio also serves as the Chief Financial Officer and Chief Operating Officer of the Adviser. Prior to joining the Adviser in 2014, Mr. Onorio was an Executive Director within Private Equity and Hedge Fund Administration at JPMorgan Alternative Investment Services from September 2008 to July 2014. During his tenure at JPMorgan, his responsibilities included managing Hedge Fund and Private Equity Fund Administration. Mr. Onorio received his B.S. from Fordham University and is a Certified Public Accountant (inactive).
Mr. Onorio also serves as the Chief Financial Officer and Chief Operating Officer of Eagle Point Income Company since October 2018.
Nauman S. Malik.   Mr. Malik has served as our Chief Compliance Officer since September 2015. Mr. Malik also serves as the General Counsel and Chief Compliance Officer of the Adviser. Prior to joining the Adviser, Mr. Malik was a corporate attorney with Dechert LLP. Mr. Malik received his J.D. from Georgetown University Law Center and his B.S. in finance from the University of Pennsylvania’s Wharton School.
Mr. Malik also serves as the Chief Compliance Officer of Eagle Point Income Company since October 2018.
Courtney B. Fandrick.   Ms. Fandrick has served as our Secretary since August 2015. Ms. Fandrick also serves as Deputy Chief Compliance Officer of the Adviser. Prior to joining the Adviser in December 2014, Ms. Fandrick was Senior Compliance Associate at Bridgewater Associates, LP, an investment advisory firm. Ms. Fandrick received her B.A. in Mathematics and Statistics from Miami University and her MBA from University of Phoenix.
Ms. Fandrick also serves as the Secretary of Eagle Point Income Company since October 2018.
Director Compensation
Our independent directors received the amounts set forth in the following table from us for the fiscal year ended December 31, 2018.
Name	Aggregate Compensation from the Company(1)
Independent Directors
Scott W. Appleby	$50,000
Kevin F. McDonald	$47,500
Paul E. Tramontano	$47,500
Jeffrey L. Weiss	$53,750

(1)
We do not maintain a pension plan or retirement plan for any of our directors. This does not reflect $198,750 relating to the year ended December 31, 2018 that was paid during the month ended January 31, 2019, which amount was comprised of  $50,000, $47,500, $47,500 and $53,750 paid to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss, respectively.

As compensation for serving on our board of directors, each of our independent directors receives an annual fee of  $95,000. The chairman of the audit committee receives an additional annual fee of  $12,500 and the chairman of the nominating committee receives an additional annual fee of  $5,000 for their additional services in these capacities, as well as reasonable out-of-pocket expenses incurred in attending such meetings. No compensation is, or is expected to be, paid by us to directors who are “interested persons” of us, as such term is defined in the 1940 Act, or our officers. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.
Director Ownership of Company Shares
The table below sets forth the dollar range of the value of our common stock and the Preferred Stock that is owned beneficially by each director as of December 31, 2018. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.
Name of Director	Dollar Range of Equity Securities in the Company(1)
Interested Directors
Thomas P. Majewski	over $100,000
James R. Matthews	None
Independent Directors
Scott W. Appleby	over $100,000
Kevin F. McDonald	over $100,000
Paul E. Tramontano	over $100,000
Jeffrey L. Weiss	over $100,000

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 and over $100,000.

DETERMINATION OF NET ASSET VALUE
We determine the NAV per share of our common stock by dividing the value of our portfolio investments, cash and other assets (including interest accrued but not collected) less all of our liabilities (including accrued expenses, the aggregate liquidation preference of our preferred stock, borrowings and interest payables) by the total number of outstanding shares of our common stock on a quarterly basis. The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We are required to specifically fair value each individual investment on at least a quarterly basis, and may fair value such investments on a more frequent basis as necessary. As the securities that we hold generally do not have a readily available market quotation, fair value of such securities is determined in good faith by our board of directors as of the end of each fiscal quarter in accordance with the 1940 Act. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make.
We account for our investments in accordance with GAAP, and fair value our investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures of the Financial Accounting Standards Board’s Accounting Standards Codification, as amended, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).
In valuing our investments in CLO debt, CLO equity and loan accumulation facilities, the Adviser considers a variety of relevant factors, including price indications from multiple dealers, or as applicable, a third party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.
We engage a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity (with certain exceptions for investments that represent a de minimis percentage of our portfolio, which are fair valued by the Adviser). The valuation firm’s advice is only one factor considered in the valuation of such investments, and the board of directors does not rely on such advice in determining the fair value of our investments in accordance with the 1940 Act.
Our investment portfolio is valued at least each quarter, after the board of directors has considered the recommendation(s) of the audit committee. The audit committee considers the Adviser’s recommendation of fair value as determined in accordance with our valuation policies and procedures. In support of the board of directors, the audit committee reviews information compiled by the Adviser, including information derived from one or more third party models that take into account various market inputs and a report from the third party independent valuation firm. Available information is presented to the audit committee to consider when determining that the fair value has been determined in accordance with our valuation policies and procedures and when making its recommendation to the board of directors, which the board of directors then considers when determining the fair value of the investment portfolio in accordance with the 1940 Act.

CONFLICTS OF INTEREST
Affiliations of the Adviser and the Administrator
The Adviser and the Administrator are affiliated with other entities engaged in the financial services business. In particular, the Adviser and the Administrator are affiliated with Stone Point, and certain members of the Adviser’s board of managers and investment committee are principals of Stone Point. Pursuant to certain management agreements, Stone Point has received delegated authority to act as the investment manager of the Trident V Funds, which hold a significant number of shares of our common stock. See “Control Persons, Principal Stockholders and Selling Stockholders.” The Trident V Funds also hold a controlling interest in the Adviser (and therefore, indirectly the Administrator, which is wholly owned by the Adviser). The Trident V Funds and other private equity funds managed by Stone Point invest in financial services companies. These relationships may cause the Adviser’s, Administrator’s or certain of their affiliates’ interests to diverge from our interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in our best interest.
Other Accounts
The Adviser is responsible for the investment decisions made on our behalf. There are no restrictions on the ability of the Adviser and certain of its affiliates (including Stone Point) to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for our account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between us and any other account managed by such person. See “— Allocations of Opportunities” below. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Additionally, accounts managed by the Adviser or certain of its affiliates may hold certain investments in CLOs, such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as us. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliates will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including us.
In addition, Stone Point and its affiliates, and the investment funds managed by Stone Point and such affiliates, may also invest in companies that compete with the Adviser and that therefore manage other accounts and funds that compete for investment opportunities with us.
The Adviser currently holds a controlling interest in Marble Point, which is a CLO collateral manager and manager of other investment vehicles that invest in senior secured loans, CLO securities and other related investments.
Our executive officers and directors, as well as the current and future members of the Adviser, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders.
Further, the professional staff of the Adviser and Administrator will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement and Administration Agreement, respectively. However, such persons may be committed to providing investment advisory and other services for other clients and engage in other business ventures in which we have no interest. In addition, payments under the Administration Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead. See “The Adviser and the Administrator — The Administrator and the Administration Agreement” above. As a result of these separate business activities and payment structure, the Adviser and Administrator may have conflicts of interest in allocating management and administrative time, services and functions among us and its affiliates and other business ventures or clients.

Allocations of Opportunities
As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Investment Advisers Act of 1940, or the “Advisers Act,” the 1940 Act and other applicable laws. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account will be able to participate in all investment opportunities that are suitable for it.
Valuation
Generally, there is not a public market for the CLO investments we target. As a result, we value, and our board of directors reviews and determines, in good faith, in accordance with the 1940 Act, the value of, these securities based on relevant information compiled by the Adviser and third-party pricing services (when available) as described under “Determination of Net Asset Value.” Our interested directors are associated with the Adviser and have an interest in the Adviser’s economic success. The participation of the Adviser’s investment professionals in our valuation process, and the interest of our interested directors in the Adviser, could result in a conflict of interest as the base management fee paid to the Adviser is based, in part, on our net assets.
Co-Investments and Related Party Transactions
In the ordinary course of business, we may enter into transactions with persons who are affiliated with us by reason of being under common control of the Adviser or its affiliates, including Stone Point (for example, the Administrator is wholly owned by the Adviser). In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between us, the Adviser and its affiliates and our employees and directors. We will not enter into any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval of our board of directors or exemptive relief for such transaction. Our affiliations may require us to forgo attractive investment opportunities. For example, we may be limited in our ability to invest in CLOs managed by certain affiliates of the Adviser.
We co-invest on a concurrent basis with other accounts managed by the Adviser and may do so with other accounts managed by certain of our Adviser's affiliates, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. We have received exemptive relief from the SEC that permits us to participate in certain negotiated co-investments alongside other accounts managed by the Adviser or certain of its affiliates, subject to certain conditions including (i) that a majority of our directors who have no financial interest in the transaction and a majority of our directors who are not interested persons, as defined in the 1940 Act, of ours approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. The Adviser may determine not to allocate certain potential co-investment opportunities to the Company after taking into account regulatory requirements or other considerations. See “— Allocations of Opportunities” above. A copy of our application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.
Stone Point-Related Investments
Portfolio companies of investment funds managed by Stone Point and other affiliates of Stone Point may engage in lending activities, which could result in us investing in CLOs that include loans underwritten by such a portfolio company or affiliate. In addition, the CLOs in which we expect to invest consist principally of senior secured loans, which in many cases may be issued to operating companies that are primarily owned by private equity funds, including funds that may be managed by Stone Point or its affiliates. In addition to the above, because portfolio companies of such investment funds engage in a wide range of businesses, such entities may engage in other activities now or in the future that create a conflict of interest for the Adviser with respect to its management of us. Any of these potential transactions and activities may result in the Adviser having a conflict of interest that may not be resolved in a manner that is always or exclusively in our best interest or in the best interest of our stockholders.
Material Non-Public Information
By reason of the advisory and/or other activities of the Adviser and its affiliates, the Adviser and its affiliates may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. The Adviser will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, it may not be able to initiate a transaction for our account that it otherwise might have initiated. As a result, we may be frozen in an investment position that we otherwise might have liquidated or closed out or may not be able to acquire a position that we might otherwise have acquired.
Code of Ethics and Compliance Procedures
In order to address the conflicts of interest described above, we have adopted a code of ethics under Rule 17j-l of the 1940 Act. Similarly, the Adviser has separately adopted the “Adviser Code of Ethics.” The Adviser Code of Ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. In addition, each code of ethics is incorporated by reference as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov.
Our directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.
In addition, the Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

U.S. FEDERAL INCOME TAX MATTERS
The following is a summary of certain U.S. federal income tax consequences generally applicable to the purchase, ownership and disposition of our securities, including our common stock and preferred stock, which collectively will be referred to as “stock,” as well as our debt securities, or “notes,” issued as of the date of this prospectus. Unless otherwise stated, this summary deals only with our securities held as capital assets for U.S. federal tax purposes (generally, property held for investment).
As used herein, a “U.S. holder” means a beneficial owner of the securities that is for U.S. federal income tax purposes any of the following:
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an individual citizen or resident of the United States;

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a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or other political subdivision thereof  (including the District of Columbia);

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a trust if it (a) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable United States Treasury regulations or “Treasury Regulations,” to be treated as a United States person; or

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an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

The term “non-U.S. holder” means a beneficial owner of the securities (other than a partnership or any other entity or other arrangement treated as a partnership for U.S. federal income tax purposes) that is not a U.S. holder.
An individual may, subject to exceptions, be deemed to be a resident of the United States for U.S. federal income tax purposes, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding calendar year, and one-sixth of the days present in the second preceding calendar year. Individuals who are residents for such purposes are subject to U.S. federal income tax as if they were United States citizens.
This summary does not represent a detailed description of the U.S. federal income tax consequences applicable to you, as a holder of our securities, if you are a person subject to special tax treatment under the U.S. federal income tax laws, including, without limitation:
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a dealer in securities or currencies;

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a financial institution;

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a RIC;

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a real estate investment trust;

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a tax-exempt organization;

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an insurance company;

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a person holding the securities as part of a hedging, integrated, conversion or constructive sale transaction or a straddle;

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a trader in securities that has elected the mark-to-market method of accounting for their securities;

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a person subject to alternative minimum tax;

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a partnership or other pass-through entity for U.S. federal income tax purposes;

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a U.S. holder whose “functional currency” (as defined in Section 985 of the Code) is not the U.S. dollar;

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a CFC;

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a PFIC;

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A United States expatriate or foreign persons or entities (except to the extent set forth below); or

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A holder that is subject to special tax accounting rules under Section 451(b) of the Code.

If a partnership (including any entity classified or arrangement treated as a partnership for U.S. federal income tax purposes) holds the securities, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partnership or a partner in a partnership holding our securities, you should consult your own tax advisors regarding the tax consequences of an investment in our securities.
This summary is based on the Code, Treasury Regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those summarized below. This summary does not represent a detailed description of the U.S. federal income tax consequences that may be applicable to you in light of your particular circumstances and does not address the effects of any aspects of U.S. estate or gift, or state, local or non-U.S. income, estate, or gift tax laws. It is not intended to be, and should not be construed to be, legal or tax advice to any particular purchaser of our securities. We have not sought and will not seek any ruling from the Internal Revenue Service, or the “IRS.” No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. You should consult your own tax advisors concerning the particular U.S. federal income tax consequences to you of the ownership of our securities, as well as the consequences to you arising under the laws or other guidance of any other taxing jurisdiction.
Important U.S. Federal Income Tax Considerations Affecting Us
We have elected to be treated, and intend to qualify each tax year, as a RIC under the Code, commencing with our tax year ended November 30, 2014. Accordingly, we must satisfy certain requirements relating to sources of our income and diversification of our total assets and to satisfy certain distribution requirements, so as to maintain our RIC status and to avoid being subject to U.S. federal income or excise tax on any undistributed taxable income. To the extent we qualify for treatment as a RIC and satisfy the applicable distribution requirements, we will not be subject to U.S. federal income tax on income paid to our stockholders in the form of dividends or capital gain dividends.
To qualify as a RIC for U.S. federal income tax purposes, we must derive at least 90% of our gross income each tax year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to our business of investing in stock, securities and currencies, or the “90% Gross Income Test.” A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, we must also satisfy certain requirements with respect to the diversification of our assets. We must have, at the close of each quarter of the tax year, at least 50% of the value of our total assets represented by cash, cash items, U.S. government securities, securities of other RICs and other securities that, in respect of any one issuer, do not represent more than 5% of the value of our assets nor more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of our assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which we control and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships, or the “Asset Diversification Tests.” If we fail to satisfy the 90% Gross Income Test, we will nevertheless be considered to have satisfied the test if  (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) we report the failure pursuant to Treasury Regulations to be adopted, and (ii) we pay a tax equal to the excess non-qualifying income. If we fail to meet any of the Asset Diversification Tests with respect to any quarter of any tax year, we will nevertheless be considered to have satisfied the requirements for such quarter if we cure such failure within six months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) we report the failure under Treasury Regulations to be adopted and pay an excise tax.

As a RIC, we generally will not be subject to federal income tax on our investment company taxable income (as that term is defined in the Code) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that we distribute in each tax year as dividends to stockholders, provided that we distribute dividends of an amount at least equal to the sum of 90% of our investment company taxable income, determined without regard to any deduction for dividends paid, plus 90% of our net tax-exempt interest income for such tax year, or the “90% Distribution Requirement.” We intend to distribute to our stockholders, at least annually, substantially all of our investment company taxable income, net tax-exempt income and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that we distribute (or be deemed to have distributed) by December 31 of each calendar year dividends of an amount generally at least equal to the sum of  (i) 98% of our ordinary income (taking into account certain deferrals and elections) for such calendar year, (ii) 98.2% of our capital gain net income, adjusted for certain ordinary losses and generally computed on the basis of the one-year period ending on October 31 of such calendar year (unless we have made an election under Section 4982(e)(4) of the Code to have our required distribution from net income measured using the one-year period ending on November 30 of such calendar year) and (iii) 100% of any ordinary income and capital gain net income from prior calendar years (as previously computed) that were not paid out during such calendar years and on which we incurred no U.S. federal income tax, or the “Excise Tax Distribution Requirement.” Any dividends declared by us during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for federal income tax purposes as if it had been paid by us, as well as received by our U.S. stockholders, on December 31 of the calendar year in which the distribution was declared.
We have previously incurred, and may incur in the future, the 4% federal excise tax on a portion of our income and capital gains. While we intend to distribute income and capital gains to minimize our exposure to the 4% federal excise tax, we may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we generally will be liable for the 4% federal excise tax only on the amount by which we do not meet the excise tax avoidance requirement.
If we do not qualify as a RIC or fail to satisfy the 90% Distribution Requirement for any tax year, we would be subject to corporate income tax on our taxable income, and all distributions from earnings and profits, including distributions of net capital gains (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction, or the “DRD,” in the case of certain corporate shareholders. In addition, in order to requalify for taxation as a RIC, we may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
For purposes of the 90% Gross Income Test, income that we earn from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., certain CLOs that are treated as partnerships) will generally have the same character for us as in the hands of such an entity; consequently, we may be required to limit our equity investments in any such entities that earn fee income, rental income, or other nonqualifying income.
Some of the income and fees that we may recognize will not satisfy the 90% Gross Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be subject to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.
We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having OID (which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances), we must include in income each tax year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as contractual PIK interest (which represents contractual interest added to the loan balance and due at the end of the loan term) and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the tax year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the 90% Distribution Requirement or the Excise Tax Distribution Requirement, even though we will not have received any corresponding cash amount.
We may invest (directly or indirectly through an investment in an equity interest in a CLO treated as a partnership for U.S. federal income tax purposes) a portion of our net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us to the extent necessary in order to seek to ensure that we distribute sufficient income that we do not become subject to U.S. federal income or excise tax.
Some of the CLOs in which we invest may constitute PFICs for U.S. federal income tax purposes. Because we acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a QEF in lieu of the foregoing requirements, we will be required to include in income each tax year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each tax year (as well as on certain other dates described in the Code) our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as an ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our ordinary income. Under either election, we may be required to recognize in a tax year taxable income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that tax year, and we may be required to distribute such taxable income in order to satisfy the 90% Gross Income Test, the Excise Tax Distribution Requirement or the 90% Distribution Requirement. The IRS recently issued final regulations that generally treat our income inclusion with respect to a PFIC with respect to which we have made a qualified electing fund, or “QEF”, election, as qualifying income for purposes of determining our ability to be subject to tax as a RIC if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies. As such, we may be restricted in our ability to make QEF elections with respect to our holdings in issuers that could be treated as PFICs in order to limit our tax liability or maximize our after-tax return from these investments.
If we hold more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a CFC (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such tax year. This deemed distribution is required to be included in the income of a U.S. Shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such deemed distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income in order to satisfy the Excise Tax Distribution Requirement or the 90% Distribution Requirement. The IRS recently issued final regulations that generally treat our income inclusion with respect to a CFC as qualifying income for purposes of determining our ability to be subject to tax as a RIC either if  (i) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies. As such, we may limit and/or manage our holdings in issuers that could be treated as CFCs in order to limit our tax liability or maximize our after-tax return from these investments.
FATCA generally imposes a U.S. federal withholding tax of 30% on U.S. source periodic payments, including interest and dividends to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO, which could materially and adversely affect our operating results and cash flows.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward, futures and options contracts, similar financial instruments as well as upon the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) also could, under future Treasury Regulations, produce income not among the types of “qualifying income” for purposes of the 90% Gross Income test.
Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.
Our transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of our realized gains and losses realized (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to us and may defer our losses. These rules could, therefore, affect the character, amount and timing of distributions to stockholders. These provisions also (a) will require us to mark-to-market certain types of the positions in our portfolio (i.e., treat them as if they were closed out), and (b) may cause us to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% Distribution Requirement for qualifying to be taxed as a RIC or the Excise Tax Distribution Requirement. We will monitor our transactions, will make the appropriate tax elections and will make the appropriate entries in our books and records when we acquire any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent our disqualification from being taxed as a RIC.
Generally, our hedging transactions (including certain covered call options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of our realized gains (or losses). In addition, our realized losses on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to us of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of our realized short-term capital gain which is taxed as ordinary income when distributed to shareholders.
We may make one or more of the elections available under the Code which are applicable to straddles. If we make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for deductions available to certain U.S. corporations under the Code as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause us to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions, and (viii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. While we may not always be successful in doing so, we will seek to avoid or minimize the adverse tax consequences of our investment practices.
We may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if we enter into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the tax year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.
Gain or loss from a short sale of property is generally considered as capital gains or loss to the extent the property used to close the short sale constitutes a capital asset in our hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by us for more than one year. In addition, entering into a short sale may result in suspension of the holding period of  “substantially identical property” held by us.
Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if we holds a short sale position with respect to securities that have appreciated in value, and we then acquire property that is the same as or substantially identical to the property sold short, we generally will recognize gain on the date we acquire such property as if the short sale were closed on such date with such property. Similarly, if we hold an appreciated financial position with respect to securities and then enter into a short sale with respect to the same or substantially identical property, we generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date we enter into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.
Taxation of Securityholders
Taxation of U.S. resident holders of our stock.   Dividends and distributions on the our shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when our NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when our NAV also reflects unrealized losses. Certain dividends and distributions declared by us in October, November or December to shareholders of record of such month of a calendar year and paid by us in January of the following calendar year will be treated by shareholders as if received on December 31 of the calendar year in which they were declared. In addition, certain other distributions made after the close of our tax year may be “spilled back” and treated as paid by us (except for purposes of the nondeductible 4% federal excise tax) during such tax year. In such case, shareholders will be treated as having received such dividends in the tax year in which the distributions were actually made.
Shareholders receiving any distribution from us in the form of additional shares pursuant to the DRIP will be treated as receiving a taxable distribution in an amount generally equal to the cash that would have been received if they had elected to receive the distribution in cash, unless we issue new shares that are trading at or above NAV, in which case such shareholders will be treated as receiving a distribution equal to the fair market value of the shares received, determined as of the reinvestment date.
We will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.
For federal income tax purposes, distributions paid out of our current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by us (whether paid in cash or reinvested in additional shares of our stock) to individual taxpayers are taxed at rates applicable to net long-term capital gains. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by us, and there can be no assurance as to what portion of our dividend distributions will qualify for favorable treatment. For this purpose, “qualified dividend income” means dividends received from United States corporations and “qualified foreign corporations,” provided that we satisfy certain holding period and other requirements in respect of the stock of such corporations. The maximum individual rate applicable to qualified dividend income is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Given our investment strategies, it is not anticipated that a significant portion of our dividends will be eligible to be treated as qualified dividend income.
Dividends distributed from our investment company taxable income which have been designated by us and received by certain of our corporate shareholders will qualify for the DRD to the extent of the amount of qualifying dividends received by us from certain domestic corporations for the tax year. A dividend received us will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if we fail to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent we are under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if an otherwise eligible corporate shareholder fails to satisfy the foregoing requirements with respect to shares of our stock or by application of the Code. Given our investment strategies, it is not anticipated that a significant portion of our dividends will be eligible for the DRD.
Capital gain dividends distributed to a shareholder are characterized as long-term capital gains, regardless of how long the shareholder has held our shares. A distribution of an amount in excess of our current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s tax basis in our shares. To the extent that the amount of any such distribution exceeds a shareholder’s tax basis in our shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale or other disposition of our investments that we owned for one year or less are characterized as ordinary income.
We may elect to retain our net capital gains or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, we may designate the retained amount as undistributed net capital gains in a notice to our shareholders who will be treated as if each received a distribution of the pro rata share of such net capital gain, with the result that each shareholder will: (i) be required to report the pro rata share of such net capital gain on the applicable tax return as long-term capital gains; (ii) receive a refundable tax credit for the pro rata share of tax paid by us on the net capital gain; and (iii) increase the tax basis for the shares of our stock held by an amount equal to the deemed distribution less the tax credit.
The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to noncorporate shareholders.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares sold. The gain or loss will generally be a capital gain or loss. The current maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gain recognized on the sale of capital assets held for one year or less; or (ii) generally 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends).
Gain or loss, if any, recognized by a holder in connection with our redemption of shares of the Preferred Stock generally will be characterized as gain or loss from a sale or exchange of Preferred Stock if the redemption (a) is “not essentially equivalent to a dividend” with respect to the stockholder, (b) results in a “complete termination” of holder’s ownership of our stock, or (c) is “substantially disproportionate” with respect to the holder, in each case, within the meaning of Section 302(b) of the Code. In determining whether any of these alternative tests has been met, stock considered to be owned by a holder of Preferred Stock by reason of certain constructive ownership rules under the Code and the related administrative guidance promulgated thereunder as well as judicial interpretations thereof, as well as stock actually owned by the holder, generally must be taken into account. The determination as to whether any of the alternative tests described above will be satisfied with respect to a holder of Preferred Stock depends upon the facts and circumstances at the time that the determination must be made. Holders of Preferred Stock are advised to consult their tax advisors to determine their own tax treatment in the event of a redemption of such stock.
Even if a redemption of Preferred Stock is treated as a sale or exchange, a portion of the amount received by a holder on the redemption may be characterized as dividend income for federal income tax purposes to the extent such portion is attributable to declared but unpaid dividends. If a redemption of Preferred Stock from a holder is not treated as a sale or exchange for federal income tax purposes, the proceeds of such distribution generally will be characterized for federal income tax purposes as a dividend.
The IRS currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains, qualified dividend income and dividends qualifying for the DRD) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, we intend to allocate capital gain distributions and distributions of qualified dividend income and distributions qualifying for the DRD, if any, between our common shares and Preferred Stock in proportion to the total distributions paid to each class with respect to such tax year.
Any loss realized upon the sale or exchange of shares of our stock with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized by a shareholder on a sale or other disposition of shares of our stock may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of our stock (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of our shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares of our stock acquired.
Certain commissions or other sales charges paid upon a purchase of our shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of our shares, during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which the sale is made, pursuant to a reinvestment right. Any disregarded amounts will result in an adjustment to a shareholder’s tax basis in some or all of any other shares of our stock acquired.
Taxation of U.S. resident holders of our notes.   Except as discussed below, payments or accruals of interest on our notes generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting. In addition, if the issue price of our notes (i.e., the first price at which a substantial amount of the notes is sold to investors) is less than their “stated redemption price at maturity” (i.e., the sum of all payments to be made on the notes, other than payments of  “qualified stated interest”) by more than a specified de minimis amount, the notes will be considered as having been issued for U.S. federal income tax purposes with OID. In the case of the notes, the term “qualified stated interest” generally means that interest that is unconditionally payable at least annually and at a single fixed rate.
If the notes are issued with OID, a U.S. holder generally will be required to include the OID in gross income as ordinary interest income in advance of the receipt of cash attributable to that income and regardless of such holder’s regular method of tax accounting. Such OID will be included in gross income for each day during each tax year in which a note is held by a U.S. holder using a constant yield method that reflects the compounding of interest. This means that a U.S. holder will be required to include increasingly greater amounts of OID over time. Alternatively, if a U.S. holder acquires a note with de minimis OID (i.e., discount that is not OID), the U.S. holder generally will be required to include the de minimis OID in income at the time a principal payment on the note is made in proportion to the amount paid. Any amount of de minimis OID that a U.S. holder has included in income will be characterized as capital gain. Notice will be given if we determine that any of our notes will be issued with OID. We are required to provide information returns stating the amount of OID accrued on the notes held by persons of record, other than certain U.S. tax-exempt holders.
Upon the sale, exchange, redemption or retirement of our notes, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption or retirement (excluding any amounts representing accrued and unpaid interest, which are treated as ordinary income) and the U.S. holder’s adjusted tax basis in the note. A U.S. holder’s tax basis in our notes generally will equal the amount of the U.S. holder’s initial investment in the note increased by OID, if any, previously included in income with respect to such notes, and reduced by any cash payments on the notes other than qualified stated interest. Capital gain or loss generally will be long-term capital gain or loss if the note was held for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate U.S. holders generally are eligible for preferential rates of taxation, currently at a rate of either 15% or 20%, depending on whether the U.S. holder’s income exceeds certain threshold amounts, and the deductibility of capital losses is subject to certain limitations prescribed under the Code. The distinction between capital gain or loss and ordinary income or loss is also important in other contexts, such as, for example, for purposes of the limitations on a U.S. holder’s ability to offset capital losses against ordinary income.
If a U.S. holder acquires a note for an amount that is less than its principal amount, the amount of the difference generally will be treated as “market discount” for U.S. federal income tax purposes, unless that difference is less than a specified de minimis amount. Under the market discount rules, a U.S. holder will be required to treat any principal payment on, or any gain on the sale, exchange, retirement or other disposition of, a note as ordinary income to the extent of the market discount that the U.S. holder has not previously included in income and are treated as having accrued on the Note at the time of the payment or disposition. In addition, a U.S. holder may be required to defer, until the maturity of a note or its earlier sale or other disposition in a taxable transaction, the deduction of all or a portion of the interest expense on any indebtedness attributable to the note. A U.S. holder may elect, on a note-by-note basis, to deduct such deferred interest expense in a tax year prior to the tax year of disposition. If a U.S. holder makes this election, it will only apply to any note with respect to which it is made, and such election is irrevocable without the consent of the IRS. U.S. holders should consult their own tax advisors before making this election.
Any market discount on a note will be considered to accrue ratably during the period from the date of acquisition to the maturity date of the note, unless a U.S. holder elects to accrue such market discount on a constant interest method. In addition, a U.S. holder may make a separate election to include market discount in income currently as it accrues, on either a ratable or constant yield method, in which case the rule described above regarding deferral of interest deductions will not apply. If a U.S. holder makes this election, it will apply to all debt instruments acquired with market discount (including, if applicable, a note) that the U.S. holder acquires on or after the first day of the first tax year to which the election applies. A U.S. holder may not revoke this election without the consent of the IRS. U.S. holders should consult their own tax advisors before making either such election.

If a U.S. holder acquires a note for an amount in excess of its stated principal amount, the U.S. holder will be considered to have purchased the note at a “premium.” A U.S. holder generally may elect to amortize such premium over the remaining term of the note on a constant yield method as an offset to interest when includible in taxable income under the U.S. holder’s regular accounting method. If a U.S. holder makes this election, it will apply to all debt instruments acquired with premium (including, if applicable, a note) that the U.S. holder acquires on or after the first day of the first tax year to which the election applies. A U.S. holder may not revoke this election without the consent of the IRS. If a U.S. holder does not elect to amortize premium on the note, that premium will decrease the gain or increase the loss the U.S. holder would otherwise recognize on disposition of the note.
Medicare Tax on Net Investment Income.   A 3.8% tax is imposed under Section 1411 of the Code on the “net investment income” of certain U.S. citizens and residents and on the undistributed net investment income of certain estates and trusts. Among other items, net investment income generally includes payments of interest or dividends on, and net gains recognized from the sale, exchange, redemption, retirement or other taxable disposition of our securities (unless the securities are held in connection with certain trades or businesses), less certain deductions. Prospective investors in our securities should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of our securities.
Taxation of non-U.S. holders of our notes.   A non-U.S. holder generally will not be subject to U.S. federal income or withholding taxes on payments of principal or stated interest on our notes provided that, in the case of interest on a note (i) the interest is not effectively connected with the conduct by the non-U.S. holder of a trade or business within the U.S., (ii) the non-U.S. holder is not a controlled foreign corporation related to us through sufficient stock ownership, (iii) the recipient is not a bank receiving interest described in Section 881(c)(3)(A) of the Code, (iv) the non-U.S. holder does not own (actually or constructively) 10% or more of the total combined voting power of all classes of our stock, and (v)(A) the non-U.S. holder provides to the applicable withholding agent a statement on an IRS Form W-8BEN or W-8BEN-E (or other applicable U.S. nonresident withholding tax certification form) signed under penalties of perjury that includes its name and address and certifies that it is not a United States person for U.S.federal income tax purposes in compliance with applicable requirements, or satisfies documentary evidence requirements for establishing that it is a non-U.S. holder, or (B) a securities clearing organization, bank, or other financial institution that holds customer securities in the ordinary course of its trade or business (i.e., a “financial institution”) and holds a note certifies to us under penalties of perjury that either it or another financial institution has received the required statement from the non-U.S. holder certifying that it is a non-U.S. person and furnishes us with a copy of the statement.
A non-U.S. holder that is not exempt from tax under these rules generally will be subject to withholding of U.S. federal income tax on payments of interest on our notes at a rate of 30% unless (i) the interest is effectively connected with the conduct of a U.S. trade or business, in which case the interest will be subject to U.S. federal income tax on a net income basis as applicable to U.S. holders generally (unless an applicable income tax treaty provides otherwise), or (ii) an applicable income tax treaty provides for a lower rate of, or exemption from, this withholding. In the case of a non-U.S. holder that is classified as a corporation for U.S. federal income tax purposes and receives income that is effectively connected with the conduct of a U.S. trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a United States trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is a qualified resident of a country with which the U.S. has an income tax treaty.
To claim the benefit of an income tax treaty or to claim exemption from withholding because interest is effectively connected with a U.S. trade or business, the non-U.S. holder must timely provide the appropriate, properly executed applicable U.S. nonresident withholding tax certification IRS form signed under penalties of perjury to the applicable withholding agent.
Generally, a non-U.S. holder will not be subject to U.S. federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption or retirement of a note, provided the gain is not effectively connected with the conduct of a trade or business in the United States by the

non-U.S. holder (and, if required by an applicable income tax treaty, is not attributable to a United States “permanent establishment” maintained by the non-U.S. holder). Certain other exceptions may be applicable, and a non-U.S. holder should consult its tax advisor in this regard.
A note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) generally will not be subject to U.S. federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury Regulations thereunder or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a U.S. trade or business.
Taxation of non-U.S. holders of our stock.   Whether an investment in the shares of our stock is appropriate for a non-U.S. holder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. holder may have adverse tax consequences. Non-U.S. holders should consult their tax advisors before investing in our stock.
Subject to the discussions below, distributions of our “investment company taxable income” to non-U.S. holders (including interest income and net short-term capital gain) are generally expected to be subject to withholding of U.S. federal taxes at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. holder, we will not be required to withhold U.S.federal tax if the non-U.S. holder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph.
In addition, with respect to certain distributions made by RICs to non-U.S. holders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if  (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Nevertheless, it should be noted that in the case of shares of our stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we designated the payment as an interest-related dividend or as a short-term capital gain dividend. Moreover, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as ineligible for this exemption from withholding.
Actual or deemed distributions of our net long-term capital gains to a non-U.S. holder, and gains realized by a non-U.S. holder upon the sale of our stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless, (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. holder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. holder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.
If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. holder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. holder would be required to obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. holder, distributions (both actual and deemed), and gains realized upon the sale of our stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S.holder.

A non-U.S. holder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on distributions unless the non-U.S. holder provides us or the distribution paying agent with an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form, or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. holder or otherwise establishes an exemption from backup withholding.
Non-U.S. holders may also be subject to U.S. estate tax with respect to their investment in our shares.
Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Tax Shelter Reporting Regulations.   Under applicable Treasury Regulations, if a U.S. holder recognizes a loss with respect to our securities of  $2 million or more for a non-corporate U.S. holder or $10 million or more for a corporate U.S. holder in any single tax year (or a greater loss over a combination of tax years), the U.S. holder may be required to file with the IRS a disclosure statement on IRS Form 8886. Direct U.S. holders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, U.S. holders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. holders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. holders of our securities should consult their own tax advisors to determine the applicability of these Treasury Regulations in light of their individual circumstances.
Information Reporting and Backup Withholding.   A U.S. holder (other than an “exempt recipient,” including a C corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding at a rate of 24% on, and will be subject to information reporting requirements with respect to, payments of principal or interest (including OID, if any) on, and proceeds from the sale, exchange, redemption or retirement of, our securities. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply.
If you are a non-U.S. holder, generally, the applicable withholding agent is generally required to report to the IRS and to you payments of interest, including OID (if any), on our securities and the amount of tax, if any, withheld with respect to those payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which you reside under the provisions of a treaty or agreement. In general, backup withholding will not apply to payments of interest on your securities if you have provided to the applicable withholding agent the required certification that you are not a U.S. person and the applicable withholding agent does not have actual knowledge or reason to know that you are a U.S. person. Information reporting and, depending on the circumstances, backup withholding will apply to payment to you of the proceeds of a sale or other disposition (including a retirement or redemption) of your securities within the United States or conducted through certain U.S.-related financial intermediaries, unless you certify under penalties of perjury that you are not a U.S. person or you otherwise establish an exemption, and the applicable withholding agent does not have actual knowledge or reason to know that you are a U.S. person.
You should consult your own tax advisor regarding the application of information reporting and backup withholding in your particular circumstance and the availability of and procedure for obtaining an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against your U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
FATCA Withholding on Payments to Certain Foreign Entities.   FATCA generally imposes a U.S. federal withholding tax of 30% on (i) interest earned in respect of a debt instrument, such as our notes and (ii) payments of dividends made with respect to shares of our stock to certain non-U.S. entities (including, in some circumstances, where such an entity is acting as an intermediary) that fail to comply (or be deemed compliant) with certain certification and information reporting requirements. FATCA withholding taxes apply to all withholdable payments without regard to whether the beneficial owner of the payment would otherwise be entitled to an exemption from withholding taxes pursuant to an applicable tax treaty with the United States or under U.S. domestic law. If FATCA withholding taxes are imposed with respect to any payments of interest or proceeds made under our debt securities, holders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such interest or proceeds will be required to seek a credit or refund from the IRS in order to obtain the benefit of such exemption or reduction, if any. Securityholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required. Prospective holders of in our securities should consult their own tax advisors regarding the effect, if any, of the FATCA rules for them based on their particular circumstances.
The preceding discussion of material U.S. federal income tax considerations is for general information only and is not tax advice. We urge you to consult your own tax advisor with respect to the particular tax consequences to you of an investment in our securities, including the possible effect of any pending legislation or proposed regulations.

DESCRIPTION OF OUR SECURITIES
This prospectus contains a summary of our common stock, preferred stock, subscription rights and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security being offered thereby.
The following are our authorized classes of securities as of April 22, 2019:
(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock, par value $0.001 per share	100,000,000 shares	—	23,694,668
Preferred stock, par value $0.001 per share	20,000,000 shares	—	3,702,726
6.75% notes due 2027	$31,625,000	—	$31,625,000
6.6875% notes due 2028	$69,000,000	—	$67,277,675

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the DGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the DGCL, our certificate of incorporation and our amended and restated bylaws for a more detailed description of the provisions summarized below.
Capital Stock
Our authorized stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 20,000,000 shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.
Common Stock
All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to holders of our common stock if, as and when authorized by the board of directors and declared by us out of funds legally available therefrom. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors.
Dividend Reinvestment Plan.   We have established an automatic DRIP. Each holder of at least one full share of our common stock will be automatically enrolled in the DRIP. Under the DRIP, distributions on shares of our common stock are automatically reinvested in additional shares of our common stock by American Stock Transfer & Trust Company, LLC, or the “DRIP Agent,” unless a stockholder “opts out” of the DRIP. Holders of our common stock who receive distributions in the form of additional shares of our common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Holders of shares of our common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) will receive all distributions in cash. Reinvested distributions increase our stockholders’ equity on which a management fee is payable to the Adviser.
If we declare a distribution payable either in cash, we will issue shares of common stock to participants at a value equal to 95% of the market price per share of common stock at the close of regular trading on the payment date for such distribution unless the DRIP Agent otherwise purchases shares in the open market, as described below. The number of additional shares of common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by 95% of the market price. However, we reserve the right to purchase shares in the open market in connection with our implementation of the DRIP. If we declare a distribution to holders of our common stock, the DRIP Agent may be instructed not to credit accounts with newly issued shares and instead to buy shares in the open market if  (i) the price at which newly issued shares are to be credited does not exceed 110% of the last determined NAV of the shares; or (ii) we have advised the DRIP Agent that since such NAV was last determined, we have become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the DRIP Agent would credit newly issued shares to stockholders.
In the event that the DRIP Agent is instructed to buy shares of our common stock in the open market, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner, the “Last Purchase Date,” to invest the distribution amount in shares acquired in the open market. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine. If, before the DRIP Agent has completed its open market purchases, the market price per share of our common stock exceeds the NAV per share, the average per share purchase price paid by the DRIP Agent may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares of common stock on the applicable payment date. Because of the foregoing difficulty with respect to open market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full distribution amount in open market purchases during the purchase period or if the market discount shifts to a market premium of 10% or more of NAV during the purchase period, the DRIP Agent may cease making open market purchases and may invest the uninvested portion of the distribution amount in newly issued shares of common stock at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the distribution will be divided by 95% of the market price on the payment date.
There are no brokerage charges with respect to shares of common stock issued directly by us. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.10 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
Holders of our common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.
Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If a holder of our common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of our common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of  $15.00 and less brokerage trading fees of  $0.10 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP Plan after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.
Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholders wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP Plan, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP Plan may indicate that changes are desirable. Accordingly, we and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by us.
All correspondence or additional information about the DRIP should be directed to American Stock Transfer and Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.
Preferred Stock
We are authorized to issue 20,000,000 shares of preferred stock. As of April 22, 2019, we had 3,702,726 shares of Preferred Stock outstanding. Our certificate of incorporation authorizes our board of directors to classify and reclassify any unissued shares of preferred stock into other classes or series of preferred stock without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.
Series A Term Preferred Stock.   As of April 22, 2019, we had 1,818,000 shares of Series A Term Preferred Stock outstanding.
Redemption.   We are required to redeem all outstanding shares of the Series A Term Preferred Stock on June 30, 2022. In addition, if we fail to maintain asset coverage (as defined in Section 18(h) of the 1940 Act) of at least 200% as of the close of business on the last business day of any calendar quarter and such failure is not cured by the close of business on the date that is 30 calendar days following the filing date of our Annual Report on Form N-CSR, Semiannual Report on Form N-CSRS or Quarterly Report on Form N-Q, as applicable, for that quarter, we will be required to redeem shares of preferred stock, including Series A Term Preferred Stock, at least equal to the lesser of  (1) the minimum number of shares of preferred stock that will result in us having asset coverage of at least 200% and (2) the maximum number of shares of preferred stock that can be redeemed out of funds legally available for such redemption. In connection with any redemption for failure to maintain such asset coverage, we may, in our sole option, redeem such additional number of shares of preferred stock that will result in asset coverage up to and including 285%. At any time after June 29, 2018, we may, in our sole option, redeem the outstanding shares of Series A Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption. The price that we will pay to redeem shares of the Series A Term Preferred stock pursuant to any redemption will equal $25 per share plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the redemption date.
Ranking and Liquidation.   The shares of Series A Term Preferred Stock are senior securities that constitute capital stock. The Series A Term Preferred Stock rank (i) senior to shares of our common stock in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation or the winding-up of our affairs; (ii) equal in priority with the Series B Term Preferred Stock and all other future series of preferred stock we may issue as to payment of dividends and as to distributions of assets upon dissolution, liquidation or the winding-up of our affairs; and (iii) subordinate in right of payment to the holders of the Notes and any future senior indebtedness. In the event of liquidation, dissolution or winding up of our affairs, holders of Series A Term Preferred Stock will be entitled to receive a liquidation distribution equal to $25 per share, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the payment date.
Dividends.   We intend to pay monthly dividends on the Series A Term Preferred Stock at a fixed annual rate of 7.75% of the liquidation preference ($1.9375 per share per year), or the “Series A Dividend Rate.” If we fail to redeem the Series A Term Preferred Stock as required on June 30, 2022, or fail to pay any dividend on the payment date for such dividend, the Series A Dividend Rate will increase by 2% per annum until we redeem the Series A Term Preferred Stock or pay the dividend, as applicable. The Series A Dividend Rate will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Voting Rights.   Except as otherwise provided in our certificate of incorporation or as otherwise required by law, (1) each holder of Series A Term Preferred Stock is entitled to one vote for each share of Series A Term Preferred Stock held on each matter submitted to a vote of our stockholders and (2) the holders of all outstanding preferred stock, including the Series A Term Preferred Stock, and common stock vote together as a single class; provided that holders of preferred stock, including the Series A Term Preferred Stock, voting separately as a class, are entitled to elect at least two (2) of our directors and, if we fail to pay dividends on any outstanding shares of preferred stock, including the Series A Term Preferred Stock, in an amount equal to two (2) full years of dividends, and continuing until such failure is cured, will be entitled to elect a majority of our directors.
Series B Term Preferred Stock.   As of April 22, 2019, we had 1,884,726 shares of Series B Term Preferred Stock outstanding.
Redemption.   We are required to redeem all outstanding shares of the Series B Term Preferred Stock on October 30, 2026. In addition, if we fail to maintain asset coverage (as defined in Section 18(h) of the 1940 Act) of at least 200% as of the close of business on the last business day of any calendar quarter and such failure is not cured by the close of business on the date that is 30 calendar days following the filing date of our Annual Report on Form N-CSR, Semiannual Report on Form N-CSRS or Quarterly Report on Form N-Q, as applicable, for that quarter, we will be required to redeem the number of shares of our preferred stock (which at our discretion may include any number or portion of the Series B Term Preferred Stock), that, when combined with any debt securities redeemed for failure to maintain the asset coverage required by the indenture governing such securities, (1) result in us having asset coverage of at least 200% and (2) if fewer, the maximum number of shares of preferred stock that can be redeemed out of funds legally available for such redemption. In connection with any redemption for failure to maintain such asset coverage, we may, in our sole option, redeem such additional number of shares of preferred stock that will result in asset coverage up to and including 285%. At any time after October 29, 2021, we may, in our sole option, redeem the outstanding shares of Series B Term Preferred Stock in whole or, from time to time, in part, out of funds legally available for such redemption. The price that we will pay to redeem shares of the Series B Term Preferred stock pursuant to any redemption will equal $25 per share plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the redemption date.
Ranking and Liquidation.   The shares of Series B Term Preferred Stock are senior securities that constitute capital stock. The Series B Term Preferred Stock rank (i) senior to shares of our common stock in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation or the winding-up of our affairs; (ii) equal in priority with the Series A Term Preferred Stock and all other future series of preferred stock we may issue as to payment of dividends and as to distributions of assets upon dissolution, liquidation or the winding-up of our affairs; and (iii) subordinate in right of payment to the holders of the Notes and any future senior indebtedness. In the event of liquidation, dissolution or winding up of our affairs, holders of Series B Term Preferred Stock will be entitled to receive a liquidation distribution equal to $25 per share, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the payment date.
Dividends.   We intend to pay monthly dividends on the Series B Term Preferred Stock at a fixed annual rate of 7.75% of the liquidation preference ($1.9375 per share per year), or the “Series B Dividend Rate.” If we fail to redeem the Series B Term Preferred Stock as required on October 30, 2026, or fail to pay any dividend on the payment date for such dividend, the Series B Dividend Rate will increase by 2% per annum until we redeem the Series B Term Preferred Stock or pay the dividend, as applicable. The Series B Dividend Rate will be computed on the basis of a 360-day year consisting of twelve 30-day months.
Voting Rights.   Except as otherwise provided in our certificate of incorporation or as otherwise required by law, (1) each holder of Series B Term Preferred Stock is entitled to one vote for each share of Series B Term Preferred Stock held on each matter submitted to a vote of our stockholders and (2) the holders of all outstanding preferred stock, including the Series B Term Preferred Stock, and common stock vote together as a single class; provided that holders of preferred stock, including the Series B Term Preferred Stock, voting separately as a class, are entitled to elect at least two (2) of our directors and, if we fail to pay dividends on any outstanding shares of preferred stock, including the Series B Term Preferred

Stock, in an amount equal to two (2) full years of dividends, and continuing until such failure is cured, will be entitled to elect a majority of our directors.
Provisions of the DGCL and Our Certificate of Incorporation and Bylaws
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses.   The indemnification of our officers and directors is governed by Section 145 of the DGCL, our certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if  (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.
Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper.
DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.
Our certificate of incorporation provides for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, we have entered into indemnification agreements with each of our directors and officers in order to effect the foregoing.
Delaware Anti-Takeover Law.   The DGCL and our certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms. Our board of directors has considered these provisions and has determined that the provisions are in the best interests of us and our stockholders generally.
We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:
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prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

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upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

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on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:
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any merger or consolidation involving the corporation and the interested stockholder;

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any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;

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subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

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any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

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the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.
The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.
Election of Directors.   Our bylaws provide that the affirmative vote of a plurality of all votes cast by stockholders present in person or by proxy at an annual or special meeting of the stockholders and entitled to vote thereat will be sufficient to elect a director. Under our certificate of incorporation, our board of directors may amend the bylaws to alter the vote required to elect directors.
For so long as any series of our preferred stock are outstanding, the holders of our preferred stock, voting as a class, will be entitled to elect two of our directors.
Classified Board of Directors.   Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.
Number of Directors; Removal; Vacancies.   Our certificate of incorporation provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board such as our board of directors may be removed only for cause, by the affirmative vote of stockholders. Under our certificate of incorporation and bylaws, any vacancy on the board of directors, including a vacancy resulting from an enlargement of the board of directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.
Action by Stockholders.   Under our certificate of incorporation, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals.   Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Stockholder Meetings.   Our bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, our certificate of incorporation provides that, in lieu of a meeting, any such action may be taken by unanimous written consent of our stockholders. In addition, our bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the board of directors. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.
Calling of Special Meetings of Stockholders.   Our bylaws provide that, except as required by law, special meetings of stockholders may be called by our board of directors, the chairperson of the board and our chief executive officer.
Conflict with the 1940 Act.   Our bylaws provide that, if and to the extent that any provision of the DGCL or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Potential Conversion to Open-End Fund
We may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of our directors then in office, (ii) the holders of not less than 75% of our outstanding shares entitled to vote thereon and (iii) such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of our portfolio likely could prohibit us from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in our investment policies and may require liquidation of a substantial portion of relatively illiquid portions of its portfolio, to the extent such positions are held. In the event of conversion, the shares of our common stock would cease to be listed on the NYSE or other national securities exchange or market system. Any outstanding shares of our preferred stock would be redeemed by us prior to such conversion. Our board of directors believes, however, that the closed-end structure is desirable, given our investment objectives and policies. Investors should assume, therefore, that it is unlikely that the board of directors would vote to convert us to an open-end management investment company. Stockholders of an open-end management investment company may require the open-end management investment company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. We would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If we were converted to an open-end fund, it is likely that new shares of our common stock would be sold at NAV plus a sales load.
Repurchase of Shares and Other Discount Measures
Because shares of common stock of closed-end management investment companies that are listed on an exchange frequently trade at a discount to their NAVs, the board of directors may from time to time determine that it may be in the interest of the holders of our common stock to take certain actions intended to reduce such discount. The board of directors, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for shares our common stock and will consider such factors as the market price of shares of our common stock, the NAV per share of our common stock, the liquidity of our assets, the effect on our expenses, whether such transactions would impair our status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on our ability to consummate such transactions. There are no assurances that the board of directors will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in share of our common stock trading at a price which is equal to or approximates their NAV.
In recognition of the possibility that shares of our common stock might trade at a discount to the NAV of such shares and that any such discount may not be in the interest of the holders of our common stock, the board of directors, in consultation with the Adviser, from time to time may review the possible actions to reduce any such discount.

DESCRIPTION OF OUR PREFERRED STOCK
We are authorized to issue up to 20,000,000 shares of preferred stock. As of April 22, 2019, we had 1,818,000 shares of Series A Term Preferred Stock outstanding and 1,884,726 shares of Series B Term Preferred Stock outstanding. See “Description of our Capital Stock — Preferred Stock — Series A Term Preferred Stock” and “Description of our Capital Stock — Preferred Stock — Series B Term Preferred Stock” for a description of our outstanding preferred stock. We may issue additional preferred stock from time to time in one or more series without stockholder approval. Prior to issuance of shares of each series, our board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.
With respect to senior securities that are stocks (i.e., shares of preferred stock, including the Preferred Stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. In addition the 1940 Act requires that (i) the holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more and (ii) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends or other distributions, which shall be cumulative. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
For any series of preferred stock that we may issue, our board of directors will determine and the certificate of designation and the prospectus supplement relating to such series will describe:
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the designation and number of shares of such series;

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the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

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any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

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the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

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the voting powers, if any, of the holders of shares of such series;

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any provisions relating to the redemption of the shares of such series;

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any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

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any conditions or restrictions on our ability to issue additional shares of such series or other securities;

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if applicable, a discussion of certain U.S. federal income tax considerations; and

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any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be of equal rank and identical except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical except as to the dates from which dividends or other distributions, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights.
We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current NAV per share of common stock, taking into account underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting, backstop or other arrangement with one or more persons pursuant to which such persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear all of the expenses incurred by us in connection with any subscription rights offerings, regardless of whether any common stockholder exercises any subscription rights.
A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:
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the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

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the title and aggregate number of such subscription rights;

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the exercise price for such subscription rights (or method of calculation thereof);

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the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

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if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

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the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

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the number of such subscription rights issued to each stockholder;

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the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

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the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

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if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

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the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

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any termination right we may have in connection with such subscription rights offering;

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the terms of any rights to redeem, or call such subscription rights;

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information with respect to book-entry procedures, if any;

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the terms of the securities issuable upon exercise of the subscription rights;

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the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

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if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

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any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.
Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES
As of April 22, 2019, we had $31,625,000 aggregate principal amount of the 2027 Notes outstanding and $67,277,675 aggregate principal amount of the 2028 Notes outstanding. On May 24, 2018, we redeemed the total aggregate principal amount of the issued and outstanding 2020 Notes and subsequently the 2020 Notes were delisted from the NYSE. We may issue additional debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that series. See “— 2027 Notes” and “— 2028 Notes” below for a description of certain specific terms of our outstanding debt securities.
As required by federal law for all bonds and notes of companies that are publicly offered, the Notes and any future debt securities we may issue, are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.
Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. We have filed the indenture with the SEC. See “Additional Information” for information on how to obtain a copy of the indenture.
A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including, as applicable, the following:
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the designation or title of the series of debt securities;

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the total principal amount of the series of debt securities;

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the percentage of the principal amount at which the series of debt securities will be offered;

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the date or dates on which principal will be payable;

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the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

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the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

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the terms for redemption, extension or early repayment, if any;

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the currencies in which the series of debt securities are issued and payable;

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whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

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the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

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the denominations in which the offered debt securities will be issued;

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the provision for any sinking fund;

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any restrictive covenants;

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any Events of Default (as described below);

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whether the series of debt securities are issuable in certificated form;

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any provisions for defeasance or covenant defeasance;

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if applicable, a discussion of U.S. federal income tax considerations;

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whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

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any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

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whether the debt securities are subject to subordination and the terms of such subordination;

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the listing, if any, on a securities exchange; and

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any other terms.

Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
While any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage requirements under the 1940 Act at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.”
General
The indenture provides that any debt securities proposed to be sold under this prospectus and an attached prospectus supplement, “offered debt securities,” and any debt securities issuable upon the upon conversion or exchange of other offered securities, “underlying debt securities,” may be issued under the indenture in one or more series.
The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
We refer you to the applicable prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We expect that we will usually issue debt securities in book-entry only form represented by global securities.
Additional Debt Securities
Pursuant to the indenture, we have the ability, without the consent of the holders thereof, to reopen the 2020 Notes, 2027 Notes or 2028 Notes and issue additional 2020 Notes, 2027 Notes or 2028 Notes having identical terms and conditions as the 2020 Notes, 2027 Notes or 2028 Notes, respectively, except for the offering price and the issue date, in one or more series. We may also issue additional series of debt securities under the indenture and other debt securities in accordance with the limitations of the 1940 Act. Under the 1940 Act, so long as any debt securities, including the Notes, are outstanding, additional debt securities must rank in parity with such securities with respect to the payment of interest and as to the distribution of assets upon dissolution, liquidation or the winding-up of our affairs. In addition, we may also enter certain other evidences of indebtedness (including bank borrowings and commercial paper) representing senior securities. We may also borrow in amounts up to 5% of our total assets if the borrowing is for temporary purposes only (i.e., if it is to be repaid within 60 days and not extended or renewed).
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Payment and Paying Agents
Unless the prospectus supplement relating to such debt security states otherwise, we will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the debt security must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the security to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on debt securities so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “Book-Entry Issuance.”
Payments on Certificated Securities
In the event our debt securities become represented by certificates, unless the prospectus supplement relating to such debt security states otherwise, we will make payments on our debt securities as follows. We will pay interest that is due on an interest payment date by a check mailed on the interest payment date to the securityholder at his or her address shown on the trustee’s records as of the close of business on the record date. We will make all payments of principal and premium, if any, by check at the office of the trustee in New York, New York and/or at other offices that may be specified in the Indenture or a notice to holders against surrender of the security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on a debt security by wire transfer of immediately available funds to an account at a bank in the United States, on the due date. To request payment by wire, the holder must give the trustee appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments.
Events of Default
You will have rights if an Event of Default occurs in respect of debt securities of your series and is not cured, as described later in this subsection. The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt security states otherwise):
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We do not pay the principal of, or any premium on, a debt security of the series when due and payable, and such default is not cured within five days.

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We do not pay interest on a debt security of the series when due, and such default is not cured within 30 days.

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We do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days.

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We remain in breach of any other covenant with respect to debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

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We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 90 days.

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On the last business day of each of twenty-four consecutive calendar months, all series of our debt securities issued under the indenture together have an asset coverage, as defined in the 1940 Act, of less than 100% after giving effect to exemptive relief, if any, granted to us by the SEC.

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Any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the debt securities of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and is continuing (unless the prospectus supplement relating to such debt security states otherwise), the following remedies are available. The trustee or the holders of not less than 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all of the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if  (1) we have deposited with the trustee all amounts due and owing with respect to the debt securities of that series (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default with respect to that series have been cured or waived.
The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:
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you must give the applicable trustee written notice that an Event of Default has occurred and remains uncured;

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the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee reasonable indemnity, security or both against the cost and other liabilities of taking that action;

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the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

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the holders of a majority in principal amount of debt securities of the relevant series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the Indenture and the debt securities, or else specifying any default.
Waiver of Default
The holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than a default:
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in the payment of principal or interest; or

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in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:
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where we merge out of existence or convey or transfer all of our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

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immediately after the transaction, no Default or Event of Default will have happened and be continuing;

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we must deliver certain certificates and documents to the trustee; and

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we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:
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change the stated maturity of the principal of or interest on a debt security;

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change the terms of any sinking fund with respect to any debt security;

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reduce any amounts due on a debt security;

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reduce the amount of principal payable upon acceleration of the maturity of a debt security following a default;

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adversely affect any right of repayment at the holder’s option;

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change the place or currency of payment on a debt security;

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impair your right to sue for payment following the date on which such amount is due and payable;

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adversely affect any right to convert or exchange a debt security in accordance with its terms;

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reduce the percentage in principal amount of holders of debt securities whose consent is needed to modify or amend the indenture;

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reduce the percentage in principal amount of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults; and

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants.
Changes Not Requiring Approval
The second type of change does not require any vote by the securityholders. This type is limited to clarifications and certain other changes that would not materially adversely affect holders of outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and debt securities would require the following approval:
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if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

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if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of all of the series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in the indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:
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for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

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for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

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for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or debt securities or request a waiver.
Satisfaction and Discharge; Defeasance
We may satisfy and discharge our obligations under the indenture by delivering to the trustee for cancellation all outstanding debt securities and by depositing with the trustee after the debt securities have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding debt securities and paying all other sums payable under the indenture by us. Such discharge is subject to terms contained in the Indenture.
Defeasance
The following defeasance provisions will be applicable to each series of debt securities (unless the prospectus supplement relating to such debt security states otherwise). “Defeasance” means that, by depositing with the trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the debt securities when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the debt securities. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from certain covenants under the indenture relating to the applicable debt securities. The consequences to the holders of such securities would be that, while they would no longer benefit from certain covenants under the indenture, and while such securities could not be accelerated for any reason, the holders of applicable debt securities nonetheless would be guaranteed to receive the principal and interest owed to them.
Covenant Defeasance
Under current U.S. federal income tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. In order to achieve covenant defeasance, the following must occur:
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If the debt securities of a particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such securities a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;
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we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity;

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we must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

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defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments; and

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no default or Event of Default with respect to the applicable series shall have occurred and be continuing and no defaults or Events of Default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.
Full Defeasance
If there is a change in U.S. federal income tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:
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If the debt securities of a particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on such securities on their various due dates;

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we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal income tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal income tax law the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

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we must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

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defeasance must not result in a breach or violation of, or constitute a default under, of the Indenture or any of our other material agreements or instruments; and

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no default or Event of Default with respect to the applicable series shall have occurred and be continuing and no defaults or Events of Default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were effectively subordinated, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such Notes for the benefit of the subordinated debtholders.

Form, Exchange and Transfer of Certificated Registered Securities
Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If we redeem any securities of a particular series, we may block the transfer or exchange of those securities selected for redemption during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to determine and fix the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated security selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any security that will be partially redeemed.
Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Concerning the Trustee
The trustee serves as transfer agent for our common stock and the Preferred Stock and agent for our DRIP. We will appoint the trustee as registrar and paying agent under the indenture.
Governing Law
The indenture and our debt securities will be governed by, and construed in accordance with, the laws of the State of New York.
2027 Notes
The following description of the specific terms of the 2027 Notes supplements and, to the extent inconsistent with, replaces the description of the general terms and provisions of our debt securities set forth above.
General.   As of April 27, 2018, we had $31,625,000 aggregate principal amount of the 2027 Notes outstanding. The 2027 Notes were issued in denominations of  $25 and integral multiples of  $25 in excess thereof. The 2027 Notes will mature on September 30, 2027 and 100% of the aggregate principal amount will be paid at maturity (unless the 2027 Notes are earlier redeemed as described below). The 2027 Notes are not subject to any sinking fund, and holders of the 2027 Notes do not have the option to have the 2027 Notes repaid prior to the stated maturity date. The interest rate of the 2027 Notes is 6.75% per year, and interest payments are made every March 31, June 30, September 30 and December 31. The regular record dates for interest payments are every March 15, June 15, September 15 and December 15. The interest periods for the 2027 Notes are the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be. American Stock Transfer & Trust Company, LLC serves as trustee under the indenture governing the 2027 Notes.
The 2027 Notes are our unsecured obligations and, upon our liquidation, dissolution or winding up, will rank (1) senior to the outstanding shares of our common stock and our preferred stock, (2) pari passu (or equally) with our existing and future unsecured indebtedness, (3) effectively subordinated to any existing or future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, and (4) structurally subordinated to all existing and future indebtedness of our subsidiaries, financing vehicles or similar facilities.
Redemption.   The 2027 Notes may be redeemed in whole or in part at any time or from time to time on or after September 30, 2020 at our option, upon not less than 30-days’ nor more than 60-days’ written notice by mail prior to the date fixed for redemption thereof, at a redemption price equal to $25 per 2027 Note plus unpaid interest payable thereon accrued to, but excluding, the date fixed for redemption. If we fail to maintain asset coverage (as defined in the 1940 Act) with respect to securities issued under the indenture, including the 2027 Notes, of at least 300% as of close of business on the last business day of any calendar quarter and such failure is not cured as of the close of business on a certain date, we will fix a redemption date and proceed to redeem 2027 Notes as described below at a price equal to $25 per 2027 Note plus unpaid interest payable thereon accrued to, but excluding, the date fixed for redemption. We will redeem out of funds legally available an aggregate principal amount of securities issued under the indenture (which at our discretion may include any number or portion of the 2027 Notes) that, when combined with any shares of our preferred stock redeemed pursuant to mandatory redemption for failing to maintain the asset coverage required by 1940 Act for such preferred stock, (1) results in us having asset coverage of at least 300% or (2) if smaller, the maximum aggregate principal amount of such securities that can be redeemed out of funds legally available for such redemption; provided that in connection with any such redemption for failure to maintain the asset coverage required by the 1940 Act, we may, at our sole option, redeem such additional amount of securities, including the 2027 Notes, that will result in our having asset coverage of up to and including 385%.
Covenants.   In addition to any other covenants described above, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment, payment of taxes by us and related matters, the following covenants apply to the 2027 Notes:
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We have agreed that, for the period of time during which the 2027 Notes remain outstanding, we will remain a non-diversified closed-end management investment company for purposes of the 1940 Act.

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We have agreed that, for the period of time during which the 2027 Notes remain outstanding, our payment obligations under the indenture and the 2027 Notes will at all times rank pari passu, without preference or priority, with all of our existing and future unsecured indebtedness and senior to any preferred stock we may issue.

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We have agreed that, for the period of time during which the 2027 Notes are outstanding, we will not violate Section 18(a)(1)(A) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC, if any. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, with respect to such borrowings equals at least 300% after such borrowings. See “Risk Factors — Risks Relating to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”

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We have agreed that, for the period of time during which the 2027 Notes are outstanding, we will not violate Section 18(a)(1)(B) of the 1940 Act or any successor provisions, giving effect to (i) any exemptive relief granted to us by the SEC, if any, and (ii) no-action relief granted by the SEC to another closed-end investment company (or to us if we determine to seek such similar no-action or other relief) permitting the closed-end investment company to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) of the 1940 Act in order to maintain the closed-end investment company’s status as a RIC under Subchapter M of the Code. These provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, with respect to our borrowings or other indebtedness is below 300% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase (provided that we may declare dividends on our preferred stock as long as such asset coverage with respect to our borrowings or other indebtedness is not below 200%).
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If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we have agreed to furnish to holders of the 2027 Notes and the trustee, for the period of time during which the 2027 Notes are outstanding, our audited annual consolidated financial statements, within 60 days after the close of our fiscal year end, and our unaudited interim consolidated financial statements, within 60 days after the close of our second fiscal quarter end. All such financial statements will be prepared, in all material respects, in accordance with applicable GAAP.

2028 Notes
The following description of the specific terms of the 2028 Notes supplements and, to the extent inconsistent with, replaces the description of the general terms and provisions of our debt securities set forth above.
General.   On April 24, 2018, we completed an offering of  $66,000,000 aggregate principal amount of the 2028 Notes. The 2028 Notes were issued in denominations of  $25 and integral multiples of  $25 in excess thereof. The 2028 Notes will mature on April 30, 2028 and 100% of the aggregate principal amount will be paid at maturity (unless the 2028 Notes are earlier redeemed as described below). The 2028 Notes are not subject to any sinking fund, and holders of the 2028 Notes do not have the option to have the 2028 Notes repaid prior to the stated maturity date. The interest rate of the 2028 Notes is 6.6875% per year, and interest payments are made every March 31, June 30, September 30 and December 31. The regular record dates for interest payments are every March 15, June 15, September 15 and December 15. The interest periods for the 2028 Notes are the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be. American Stock Transfer & Trust Company, LLC serves as trustee under the indenture governing the 2028 Notes.
The 2028 Notes are our unsecured obligations and, upon our liquidation, dissolution or winding up, will rank (1) senior to the outstanding shares of our common stock and our preferred stock, (2) pari passu (or equally) with our existing and future unsecured indebtedness, (3) effectively subordinated to any existing or future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, and (4) structurally subordinated to all existing and future indebtedness of our subsidiaries, financing vehicles or similar facilities.
Redemption.   The 2028 Notes may be redeemed in whole or in part at any time or from time to time on or after April 30, 2021 at our option, upon not less than 30-days’ nor more than 60-days’ written notice by mail prior to the date fixed for redemption thereof, at a redemption price equal to $25 per 2028 Note plus unpaid interest payable thereon accrued to, but excluding, the date fixed for redemption. If we fail to maintain asset coverage (as defined in the 1940 Act) with respect to securities issued under the indenture, including the 2028 Notes, of at least the percentage required under Section 18(a)(1)(A) of the 1940 Act or any successor provisions (currently 300%) as of close of business on the last business day of any calendar quarter and such failure is not cured as of the close of business on a certain date, we will fix a redemption date and proceed to redeem 2028 Notes as described below at a price equal to 100% of the aggregate principal amount thereof plus unpaid interest payable thereon accrued to, but excluding, the date fixed for redemption. We will redeem out of funds legally available an aggregate principal amount of securities issued under the indenture (which at our discretion may include any number or portion of the 2028 Notes) that, when combined with any shares of our preferred stock redeemed pursuant to mandatory redemption for failing to maintain the asset coverage required by 1940 Act for such preferred stock, (1) results in us having asset coverage of at least the percentage required under Section 18(a)(1)(A) of the 1940 Act or any successor provisions or (2) if smaller, the maximum aggregate principal amount of such securities that can be redeemed out of funds legally available for such redemption; provided that in connection with any such redemption for failure to maintain the asset coverage required by the 1940 Act, we may, at our sole option, redeem such additional amount of securities, including the 2028 Notes, that will result in our having asset coverage of up to and including 385%.
Covenants.   In addition to any other covenants described above, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment, payment of taxes by us and related matters, the following covenants apply to the 2028 Notes:
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We have agreed that, for the period of time during which the 2028 Notes remain outstanding, we will remain a non-diversified closed-end management investment company for purposes of the 1940 Act.

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We have agreed that, for the period of time during which the 2028 Notes remain outstanding, our payment obligations under the indenture and the 2028 Notes will at all times rank pari passu, without preference or priority, with all of our existing and future unsecured indebtedness and senior to any preferred stock we may issue.

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We have agreed that, for the period of time during which the 2028 Notes are outstanding, we will not violate Section 18(a)(1)(A) of the 1940 Act, as modified by the other provisions of Section 18, or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC, if any. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, with respect to such borrowings equals at least 300% after such borrowings. See “Risk Factors — Risks Relating to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”

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We have agreed that, for the period of time during which the 2028 Notes are outstanding, we will not violate Section 18(a)(1)(B) of the 1940 Act, as modified by the other provisions of Section 18, or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, giving effect to (i) any exemptive relief granted to us by the SEC, if any, and (ii) no-action relief granted by the SEC to another closed-end investment company (or to us if we determine to seek such similar no-action or other relief) permitting the closed-end investment company to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) of the 1940 Act in order to maintain the closed-end investment company’s status as a RIC under Subchapter M of the Code. These provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, with respect to our borrowings or other indebtedness is below 300% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase (provided that we may declare dividends on our preferred stock as long as such asset coverage with respect to our borrowings or other indebtedness is not below 200%).

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If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we have agreed to furnish to holders of the 2028 Notes and the trustee, for the period of time during which the 2028 Notes are outstanding, our audited annual consolidated financial statements, within 60 days after the close of our fiscal year end, and our unaudited interim consolidated financial statements, within 60 days after the close of our second fiscal quarter end. All such financial statements will be prepared, in all material respects, in accordance with applicable GAAP.

BOOK-ENTRY ISSUANCE
Unless otherwise indicated in the applicable prospectus supplement, securities will be issued in the form of one or more global certificates, or “global securities,” registered in the name of a depositary or its nominee. Unless otherwise indicated in the applicable prospectus supplement, the depositary will be The Depository Trust Company, or “DTC.” DTC has informed us that its nominee will be Cede & Co. Accordingly, we expect Cede & Co. to be the initial registered holder of all securities that are issued in global form. No person that acquires a beneficial interest in those securities will be entitled to receive a certificate representing that person’s interest in the securities except as described herein or in the applicable prospectus supplement. Unless and until definitive securities are issued under the limited circumstances described below, all references to actions by holders of securities issued in global form will refer to actions taken by DTC upon instructions from its participants, and all references to payments and notices to holders will refer to payments and notices to DTC or Cede & Co., as the registered holder of these securities.
DTC has informed us that it is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or “Direct Participants,” deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or “DTCC.”
DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or “Indirect Participants.” DTC has a S&P rating of AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.
Purchases of securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the securities, except in the event that use of the book-entry system for the securities is discontinued.
To facilitate subsequent transfers, all securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of the securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts the securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.
Redemption notices will be sent to DTC. If less than all of the securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.
Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).
Redemption proceeds, distributions and interest payments on the securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the applicable trustee or depositary on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the applicable trustee or depositary, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the applicable trustee or depositary. Disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.
DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to us or to the applicable trustee or depositary. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.
The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.
None of the Company, the Adviser, any registrar and transfer agent, trustee, any depositary, or any agent of any of them, will have any responsibility or liability for any aspect of DTC’s or any participant’s records relating to, or for payments made on account of, beneficial interests in a global security, or for maintaining, supervising or reviewing any records relating to such beneficial interests.
Secondary trading in notes and debentures of corporate issuers is generally settled in clearing-house or next-day funds. In contrast, beneficial interests in a global security, in some cases, may trade in the DTC’s same-day funds settlement system, in which case secondary market trading activity in those beneficial interests would be required by DTC to settle in immediately available funds. There is no assurance as to the effect, if any, that settlement in immediately available funds would have on trading activity in such beneficial interests. Also, settlement for purchases of beneficial interests in a global security upon the original issuance of this security may be required to be made in immediately available funds.

PLAN OF DISTRIBUTION
We may offer, from time to time, up to $650,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. In addition, this prospectus relates to 5,822,727 shares of our common stock that may be sold by the selling stockholders. We or the selling stockholders may sell securities directly or through agents we designate from time to time. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any overallotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by such prospectus supplement.
The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the NAV per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders, (3) the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.
In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.
Any underwriter may engage in overallotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Overallotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the overallotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.
Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.
We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the applicable prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.
Unless otherwise specified in the applicable prospectus supplement, each series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.
Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.
We may enter into Derivative Transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.
In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

REGULATION AS A CLOSED-END MANAGEMENT INVESTMENT COMPANY
General
As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of our outstanding voting securities, we may not:
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change our classification to an open-end management investment company;

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alter any of our fundamental policies, which are set forth below in “— Investment Restrictions”; or

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change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.
As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not “interested persons” of us, as that term is defined in the 1940 Act. We will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates absent exemptive relief or other prior approval by the SEC.
We will generally not be able to issue and sell shares of our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.” We may, however, sell shares of our common stock at a price below the then current NAV per share if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and the holders of a majority of the shares of our common stock, approves such sale. In addition, we may generally issue new shares of our common stock at a price below NAV in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.
As a registered closed-end management investment company, we may use leverage as and to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing, including the Notes), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including the Preferred Stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If our asset coverage declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock under current law, and could be required by law to sell a portion of our investments to repay some debt or redeem preferred stock when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make certain distributions or pay dividends. In addition, we may borrow for temporary or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage requirements described above.
On a pro forma basis, after giving effect to the issuance in our “at-the-market” offering of 511,265 shares of our common stock from January 1, 2019 through April 22, 2019, our leverage, including the outstanding Notes and the Preferred Stock, represented approximately 39.9% of our total assets (less current liabilities) as of December 31, 2018 (excluding any distributions paid after December 31, 2018) and approximately 37.7% of our total assets (less current liabilities) as of March 31, 2019 (based on the midpoint of management’s unaudited estimate of the range of our NAV as of such date and after giving effect to the payment of the $0.20 per share distribution on April 30, 2019 to holders of record as of April 12, 2019). Over the long term, management expects us to operate under current market conditions generally with leverage within a range of 25% to 35% of total assets. We expect that we will, or that we may need to, raise additional capital in the future to fund our continued growth, and we may do so by entering into a credit facility, issuing additional shares of preferred stock or debt securities or through other leveraging instruments.
Asset Segregation and Coverage.   We may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as entering into certain Derivative Transactions, or purchasing securities on a when-issued or delayed-delivery basis, that may be considered senior securities under the 1940 Act. We intend to “cover” our derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. “Covered” positions that would otherwise be deemed to create leverage are not counted as senior securities for the purposes of calculating asset coverage under the 1940 Act. We may not cover an applicable Derivative Transaction if it is not necessary to do so to comply with the 1940 Act limitations on the issuance of senior securities and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in us maintaining securities positions that we would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.
Investment Restrictions
Our investment objectives and our investment policies and strategies described in this prospectus, except for the seven investment restrictions designated as fundamental policies under this caption, are not fundamental and may be changed by the board of directors without stockholder approval.
As referred to above, the following seven investment restrictions are designated as fundamental policies and, as such, cannot be changed without the approval of the holders of a majority of our outstanding voting securities:
(1)
We may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(2)
We may not engage in the business of underwriting securities issued by others, except to the extent that we may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(3)
We may not purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

(4)
We may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that we reserve freedom of action to hold and to sell real estate acquired as a result of our ownership of securities;

(5)
We may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) shall not constitute loans by us;

(6)
We may not issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction; and

(7)
We may not invest in any security if as a result of such investment, 25% or more of the value of our total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to us from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between us and a bank or other lending institution participating out the loan, we will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a CLO, collateralized bond obligation, CDO or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our board of directors to respond efficiently to these kinds of developments without the delay and expense of a stockholder meeting.
Whenever an investment policy or investment restriction set forth in this prospectus states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and our independent directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Eagle Point Credit Management.
Introduction
An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
Based on the nature of our investment strategy, we do not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by us. It is our general policy to exercise our voting or consult authority in a manner that serves the interests of our stockholders. We may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time we becomes aware of a material conflict of interest relating to a particular proxy proposal, our chief compliance officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of our stockholders.
Proxy Voting Records
Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge: (1) upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Eagle Point Credit Management LLC, 20 Horseneck Lane, Greenwich, CT 06830.
Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Eagle Point Credit Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders.
We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.
Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.
This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.
We do not share such information with any non-affiliated third party except as described below:
•
It is our policy that only authorized employees of our investment adviser, Eagle Point Credit Management LLC, and its affiliates who need to know your personal information will have access to it.

•
We may disclose stockholder-related information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it. These companies are required to protect your information and use it solely for the purpose for which they received it.

If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

ADDITIONAL INVESTMENTS AND TECHNIQUES
Our primary investment strategies are described elsewhere in this prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Adviser may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve our investment objectives.
Investment in Debt Securities, Other Types of Credit Instruments and Other Credit Investments
Debt Securities.   We may invest in debt securities, including debt securities rated below investment grade, or “junk” securities. Debt securities of corporate and governmental issuers in which we may invest are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).
Senior Secured Loans.   This category of investments primarily includes Assignments of performing senior secured loans to corporate borrowers. Senior secured loans are typically acquired through both primary bank syndications and in the secondary market. In most cases, a senior secured loan will be secured by specific collateral of the issuer. Historically, many of these investments have traded at or near par (i.e., 100% of face value), although they more recently have traded at greater discounts on the current market environment, the Adviser may also purchase stressed and distressed senior secured loans at a material discount to par, if the Adviser believes that there are attractive opportunities to generate capital appreciation by making such investments.
Senior secured loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth. Senior secured loans generally are negotiated between a borrower and several financial institution lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the senior secured loan and the rights of the borrower and the lenders. We will primarily purchase Assignments of portions of senior secured loans from third parties and may invest in participations in senior secured loans. Senior secured loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower. This capital structure position generally gives holders of senior secured loans a priority claim on some or all of the borrower’s assets in the event of default and therefore the lenders will be paid before certain other creditors of the borrower.
Senior secured loans also have contractual terms designed to protect lenders. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the lenders, may give lenders the right to accelerate principal and interest payments. Other senior secured loans may be issued with less restrictive covenants which are often referred to as “covenant-lite” transactions. In a “covenant-lite” loan, the covenants that require the borrower to “maintain” certain financial ratios are eliminated altogether, and the lenders are left to rely only on covenants that restrict a company from “incurring” or actively engaging certain action. But a covenant that only restricts a company from incurring new debt cannot be violated simply by a deteriorating financial condition, the company has to take affirmative action to breach it. The impact of these covenant-lite transactions may be to retard the speed with which lenders will be able to take control over troubled deals. We generally acquire senior secured loans of borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their senior secured loans and that satisfy other credit standards established by the Adviser.
When we purchase first and second lien senior floating rate loans and other floating rate debt securities, coupon rates are floating, not fixed and are tied to a benchmark lending rate, the most popular of which is LIBOR. The interest rates of these floating rate debt securities vary periodically based upon a benchmark indicator of prevailing interest rates.

When we purchase an Assignment, we succeed to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires a vote of the lenders holding at least a majority of the investment in the loan, and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because we typically do not hold a majority of the investment in any loan, we will not be able by ourselves to control decisions that require a vote by the lenders.
High Yield Securities.   We may invest in high yielding, fixed income securities rated below investment grade (e.g., rated below “Baa3” by Moody’s or below “BBB-” by S&P or Fitch). Below investment grade and unrated securities are also sometimes referred to as “junk” securities.
Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. We may invest in comparable quality unrated securities that, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.
Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.
The market price and liquidity of lower rated fixed income securities generally respond to short-term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.
Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately our assets. The reduced availability of reliable, objective data may increase our reliance on management’s judgment in valuing high yield bonds. In addition, our investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. Our investments, and consequently our NAV, will be subject to the market fluctuations and risks inherent in all securities.
Synthetic Securities Risk.   We may acquire loans through investment in synthetic securities or interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with directly or indirectly holding senior secured loans and high-yield debt securities, with respect to synthetic strategy, we will usually have a contractual relationship only with the counterparty of such synthetic security, and not with the reference obligor of the reference obligation. We generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference obligation nor will it have any rights of setoff against the reference obligor or rights with respect to the reference obligation. We will not directly benefit from the collateral supporting the reference obligation and will not have the benefit of the remedies that would normally be available to a holder of such reference obligation. In addition, in the event of the insolvency of the counterparty, we may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference obligation. Consequently, we will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subject us to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.
Defaulted Securities.   We may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. Investing in defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in our portfolio defaults, we may have unrealized losses on the security, which may lower our NAV. Defaulted securities tend to lose much of their value before they default. Thus, our NAV may be adversely affected before an issuer defaults. In addition, we may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.
Certificates of Deposit, Bankers’ Acceptances and Time Deposits.   We may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by us will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions at the time of purchase, have capital, surplus and undivided profits in excess of  $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under our investment objectives and policies stated in this prospectus, we may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Commercial Paper and Short-Term Notes.   We may invest a portion of our assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.
CLO Class M Notes, Fee Notes and Participation Agreements.   We may acquire CLO Class M notes, fee notes and participation agreements with CLO collateral managers. There is not an active secondary market for CLO Class M notes, fee notes and participation agreements. Further, CLO Class M notes, fee notes and participation agreements may have significant restrictions on transfer and require continued ownership of certain amounts of CLO equity in the related CLO for the instrument to be valid. CLO Class M notes, fee notes and participation agreements are also subject to the risk of early call of the CLO, and may have no make-whole or other yield protection provisions.
Zero Coupon Securities.   Among the debt securities in which we may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in our income. Thus, to quality for tax treatment as a RIC and to avoid a certain excise tax on undistributed income, we may be required to distribute as a dividend an amount that is greater than the total amount of cash we actually receive. These distributions must be made from our cash assets or, if necessary, from the proceeds of sales of portfolio securities. We will not be able to purchase additional income-producing securities with cash used to make such distributions, and our current income ultimately could be reduced as a result.
U.S. Government Securities.   We may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S.; others, such as those of the Federal Home Loan Banks, or “FHLBs,” or the Federal Home Loan Mortgage Corporation, or “FHLMC,” are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, or “FNMA,” are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise. Although U.S. Government-sponsored enterprises, such as the FHLBs, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in our NAV.
Distressed Securities
We may invest in distressed investments including loans, loan participations, or bonds, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the Adviser’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, we may lose a substantial portion or all of our investment or we may be required to accept cash or securities with a value less than our original investment.
Equity Securities
We may hold long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. We also may invest in depositary receipts or shares relating to non-U.S. securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced. We may purchase securities in all available securities trading markets and may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies.
Investment in Other Investment Companies
We may invest in securities of other investment companies subject to statutory limitations prescribed by the 1940 Act. These limitations include in certain circumstances a prohibition on us acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of our total assets in securities of any one investment company or more than 10% of our total assets in securities of all investment companies.
We will indirectly bear our proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses that we regularly bear. Although we do not expect to do so in the foreseeable future, we are authorized to invest substantially all of our assets in a single open-end investment company or series thereof that has substantially the same investment objectives, policies and fundamental restrictions as us.

Exchange-Traded Notes (“ETNs”)
We may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and Exchange-Traded Funds, or “ETFs.” An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When we invest in ETNs we will bear our proportionate share of any fees and expenses borne by the ETN. Our decision to sell our ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.
Preferred Securities
Preferred securities in which we may invest include trust preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, traditional preferred stock, contingent-capital securities, hybrid securities (which have characteristics of both equity and fixed-income instruments) and public income notes. Preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature in that they have no maturity dates or have stated maturity dates.
Investment in Relatively New Issuers
We may invest in the securities of new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such issuers are relatively unseasoned. Such issuers may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Certain issuers may be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when we attempt to dispose of our holdings, we may receive lower prices than might otherwise be the case.
Demand Deposit Accounts
We may hold a significant portion of our cash assets in interest-bearing or non-interest-bearing demand deposit accounts at our custodian or another depository institution insured by the FDIC. The FDIC is an independent agency of the U.S. government, and FDIC deposit insurance is backed by the full faith and credit of the U.S. government. We expect to hold cash that exceeds the amounts insured by the FDIC for such accounts. As a result, in the event of a failure of a depository institution where we hold such cash, our cash is subject to the risk of loss.

Simultaneous Investments
Investment decisions, made by the Adviser on our behalf, are made independently from those of the other funds and accounts advised by the Adviser and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as us, available investments will be allocated equitably between us and other accounts. This procedure may adversely affect the size of the position we obtain or disposed of or the price we pay.
Short Sales
When we engage in a short sale of a security, it must, to the extent required by law, borrow the security sold short and deliver it to the counterparty. We may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that we replace the borrowed security, we will incur a loss; conversely, if the price declines, we will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above.
To the extent we engage in short sales, we will provide collateral to the broker-dealer and may maintain additional asset coverage in the form of segregated or “earmarked” liquid assets equal to the current market value of the securities sold short, or may ensure that such positions are covered by “offsetting” positions, until we replace the borrowed security. If we do not segregate liquid assets in such manner, then such securities will be considered senior securities representing indebtedness for purposes of the 1940 Act. A short sale is “against the box” to the extent that we contemporaneously own, or have the right to obtain at no added cost, securities identical to those sold short. We may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent we engage in short selling in foreign (non-U.S.) jurisdictions, we will do so to the extent permitted by the laws and regulations of such jurisdiction.

CONTROL PERSONS, PRINCIPAL STOCKHOLDERS AND SELLING STOCKHOLDERS
As of April 22, 2019, there were 23,694,668 shares of our common stock issued and outstanding and 3,702,726 shares of Preferred Stock issued and outstanding. The following table sets forth, as of that date, certain ownership information with respect to shares of our common stock and our Preferred Stock held by (1) those persons who beneficially own 5% or more of our outstanding shares of either our common stock or our Preferred Stock, (2) our directors and officers as a group and (3) selling stockholders.
This prospectus also relates to 5,822,727 shares of our common stock that may be offered for resale by the stockholders identified below. The selling stockholders acquired their shares of our common stock in connection with our conversion to a corporation. The Adviser is primarily owned by the selling stockholders. We are registering the shares to permit the stockholders and their pledgees, donees, transferees and other successors-in-interest that receive their shares from a stockholder as a gift, partnership distribution or other non-sale related transfer after the date of this prospectus to resell the shares when and as they deem appropriate. We do not know how long the stockholders will hold the shares before selling them, if at all, or how many shares they will sell, if any, and we currently have no agreements, arrangements or understandings with the stockholders regarding the sale of any of the resale shares. We may pay the printing, legal, filing and other similar expenses of any offering of common stock by the selling stockholders who are not our affiliates at the time of the offering. The selling stockholders will bear all other expenses, including any brokerage fees, underwriting discounts and commissions, of any such offering.
Name and Address	Common Stock Beneficially Owned(1) Prior to Offering		Preferred Stock Beneficially Owned(1) Prior to Offering		Shares of Common Stock Offered	Common Stock Beneficially Owned(1) Following the Offering
	Number	%	Number	%		Number	%
Trident V, L.P. and affiliates(2)	3,336,437	14.1%	—	—	3,336,437	—	—
Trident V Parallel Fund, L.P. and affiliates(3)	2,339,901	9.9%	—	—	2,339,901	—	—
Trident V Professionals Fund, L.P. and affiliates(4)	146,389	*	—	—	146,389	—	—
Eagle Point Credit Management LLC and affiliates(5)	1,457,589	6.2%	—	—	1,457,589	—	—
OA Eagle Group Investors, LLC and affiliates(6)	1,444,660	6.1%	—	—	1,444,660	—	—
Karpus Management, Inc.(7)	—	—	440,796	11.9%	—	—	—
All officers and directors as a group (9 persons)(8)	110,168	*	12,000	*	—	110,168	*

*
Represents less than 1.0%.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

(2)
Trident V, L.P. is the sole record owner of 3,336,437 shares of our common stock. Although voting rights with regard to the shares held directly by Trident V, L.P. have been passed through to the ultimate limited partners of Trident V, L.P., Trident Capital V, L.P., as the general partner of Trident V, L.P., could be viewed as having dispositive power over all of the shares of our Common Stock directly owned by Trident V, L.P. Trident Capital V, L.P. disclaims beneficial ownership of such shares. Trident V, L.P. is a Cayman Islands limited partnership and its address is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830.

(3)
Trident V Parallel Fund, L.P. is the sole record owner of 2,339,901 shares of our common stock. Although voting rights with regard to the shares held directly by Trident V Parallel Fund, L.P. have been passed through to the ultimate limited partners of Trident V Parallel Fund, L.P., Trident Capital

V-PF, L.P., as the general partner of Trident V Parallel Fund, L.P. could be viewed as having dispositive power over all of the shares of our Common Stock directly owned by Trident V Parallel Fund, L.P. Trident Capital V-PF, L.P. disclaims beneficial ownership over such shares. Trident V Parallel Fund, L.P. is a Cayman Islands limited partnership and its address is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830.
(4)
The address of Trident V Professionals Fund, L.P. is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830.

(5)
The Adviser is the record owner of 1,457,589 shares of our Common Stock. Each of  (1) Eagle Point Holdings LP, the sole member of the Adviser, (2) Eagle Point Holdings GP LLC, the general partner of Eagle Point Holdings LP, and (3) Trident EP-II Holdings LLC, the holder of a majority of the voting interest of Eagle Point Holdings GP LLC entitled to appoint a majority of the managers of Eagle Point Holdings GP LLC, may be deemed to beneficially own the 1,457,589 shares of our Common Stock held directly by the Adviser. The principal business address of each of the Adviser, Eagle Point Holdings LP and Eagle Point Holdings GP LLC is c/o Eagle Point Credit Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830. The principal business address of Trident EP-II Holdings LLC is c/o Stone Point Capital LLC, 20 Horseneck Lane, Greenwich, CT 06830.

(6)
OA Eagle Group Investors, LLC, or “OAEG,” is the record owner of 736,777 shares of our Common Stock and (ii) OA Eagle Group Investors II, LLC, or “OAEG II,” is the record owner of 707,883 shares of our Common Stock. OAEG was established to hold the investment of its sole member, Dynasty Financial II, LLC. OAEG II was established to hold certain coinvestors’ investments. Each of OAEG and OAEG II is managed by Ottawa Avenue Private Capital, LLC, or “Ottawa.” Ottawa is managed by RDV Corporation, and the sole member of Ottawa is Ottawa Avenue Partners II, LLC, or “Ottawa Partners”. RDV Corporation is the sole member and manager of Ottawa Partners. Mr. Jerry L. Tubergen, in various capacities related to the above entities, including as President, Chief Executive Officer and Chief Investment Officer of Ottawa and Chief Executive Officer and Chief Investment Officer of RDV Corporation, may be deemed to share beneficial ownership of the shares of our Common Stock owned of record by OAEG and OAEG II. The address of each of OAEG, OAEG II, Ottawa, RDV Corporation and Mr. Tubergen is 126 Ottawa Avenue NW, Suite 500, Grand Rapids, MI 49503.

(7)
The number of shares beneficially owned is based on a Schedule 13G/A filed on February 14, 2019, reflecting sole voting and dispositive power with respect to 440,796 shares. The address of Karpus Management, Inc. is 183 Sully’s Trail, Pittsford, NY 14534.

(8)
The address of each of our officers and directors is c/o Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

BROKERAGE ALLOCATION
Since we acquire and dispose of most of our investments in privately negotiated transactions or in the over-the-counter markets, we are generally not required to pay a stated brokerage commission. However, to the extent a broker-dealer is involved in a transaction, the price paid or received by us may reflect a mark-up or mark-down. Subject to policies established by our board of directors, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, The Adviser may select a broker based upon brokerage or research services provided. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS
Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Dechert LLP, Boston, Massachusetts.
CUSTODIAN AND TRANSFER AGENT
Our portfolio securities are held pursuant to a custodian agreement between us and Wells Fargo Bank, National Association. The principal business address of Wells Fargo Bank, National Association is 9062 Old Annapolis Road, Columbia, MD 21045.
American Stock Transfer & Trust Company, LLC serves as our transfer agent, registrar, dividend disbursement agent and stockholder servicing agent, as well as agent for our DRIP. The principal business address of American Stock & Transfer Company, LLC is 6201 15th Avenue, Brooklyn, NY 11219.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP, an independent registered public accounting firm located at 345 Park Avenue, New York, NY 10154, provides audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.
ADDITIONAL INFORMATION
We have filed with the SEC a registration statement on Form N-2 (file numbers 333-218611 and 811-22974), together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. Our registration statement may be obtained from the SEC at www.sec.gov.
We file with or submit to the SEC annual and semi-annual reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by writing us at Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, CT 06830, Attention: Investor Relations, by telephone at (844) 810-6501, or on our website at www.eaglepointcreditcompany.com. Information on our website is not incorporated by reference into or a part of this prospectus.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2018
(expressed in U.S. dollars)
ASSETS
Investments, at fair value (cost $566,912,334)	$456,376,569
Cash	1,517,164
Interest receivable	18,300,701
Prepaid expenses	520,032
Total Assets	476,714,466
LIABILITIES
6.6875% Unsecured Notes due 2028, at fair value under the fair value option (aggregate principal amount of $67,277,675) (Note 7)	64,559,657
7.75% Series A Term Preferred Stock due 2022 (Note 6):
7.75% Series A Term Preferred Stock due 2022 (1,818,000 shares outstanding)	45,450,000
Unamortized deferred issuance costs associated with 7.75% Series A Term Preferred Stock due 2022	(1,229,149)
Net 7.75% Series A Term Preferred Stock due 2022 less associated unamortized deferred issuance costs	44,220,851
7.75% Series B Term Preferred Stock due 2026 (Note 6):
7.75% Series B Term Preferred Stock due 2026 (1,884,726 shares outstanding)	47,118,150
Unamortized deferred issuance costs associated with 7.75% Series B Term Preferred Stock due 2026	(2,086,431)
Net 7.75% Series B Term Preferred Stock due 2026 less associated unamortized deferred issuance costs	45,031,719
6.75% Unsecured Notes due 2027 (Note 7):
6.75% Unsecured Notes due 2027	31,625,000
Unamortized deferred issuance costs associated with 6.75% Unsecured Notes due 2027	(1,172,177)
Net 6.75% Unsecured Notes due 2027 less associated unamortized deferred issuance costs	30,452,823
Incentive fee payable	2,918,780
Management fee payable	1,674,803
Administration fees payable	250,568
Professional fees payable	240,000
Directors’ fees payable	198,171
Due to affiliates	18,649
Other expenses payable	20,603
Total Liabilities	189,586,624
COMMITMENTS AND CONTINGENCIES (Note 9)
NET ASSETS applicable to 23,153,319 shares of $0.001 par value common stock outstanding	$287,127,842
NET ASSETS consist of:
Paid-in capital (Note 5)	$435,707,921
Aggregate distributable earnings (losses)	(150,047,157)
Accumulated other comprehensive income (loss)	1,467,079
Total Net Assets	$287,127,842
Net asset value per share of common stock	$12.40
See accompanying notes to the consolidated financial statements

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2018
(expressed in U.S. dollars)
Issuer(1)	Investment(2)	Principal Amount	Cost	Fair Value(3)	% of Net Assets
CLO Debt(4)
Avery Point V CLO, Limited	CLO Secured Note – Class E (7.35% due 7/17/26)	$3,950,000	$3,838,988	$3,311,680	1.15%
Avery Point V CLO, Limited	CLO Secured Note – Class F (7.95% due 7/17/26)	875,500	808,488	707,141	0.25%
CIFC Funding 2014-III, Ltd.	CLO Secured Note – Class E-R2 (8.57% due 10/22/31)	3,000,000	2,970,522	2,691,300	0.94%
CIFC Funding 2015-III, Ltd.	CLO Secured Note – Class F-R (9.25% due 4/19/29)	2,450,000	2,357,977	2,129,540	0.74%
Cutwater 2015-I, Ltd.	CLO Secured Note – Class E-R (8.39% due 1/15/29)	5,512,500	5,417,483	4,823,438	1.68%
Dryden 53 CLO, Ltd.	CLO Secured Note – Class F (9.94% due 1/15/31)	830,000	804,395	722,266	0.25%
Flagship CLO VIII, Ltd.	CLO Secured Note – Class E-R (7.63% due 1/16/26)	10,400,000	10,204,747	8,809,840	3.07%
Flagship CLO VIII, Ltd.	CLO Secured Note – Class F-R (8.28% due 1/16/26)	8,000,000	7,848,729	6,913,600	2.41%
Harbourview CLO VII, Ltd.	CLO Secured Note – Class F (10.71% due 7/18/31)	733,333	689,053	662,933	0.23%
Marathon CLO VII Ltd.	CLO Secured Note – Class D (7.91% due 10/28/25)	2,875,000	2,820,452	2,630,913	0.92%
Marathon CLO VIII Ltd.	CLO Secured Note – Class D-R (8.60% due 7/18/27)	4,150,000	4,068,427	3,649,095	1.27%
Marathon CLO XI Ltd.	CLO Secured Note – Class D (7.97% due 4/20/31)	1,650,000	1,650,000	1,419,990	0.49%
Octagon Investment Partners 27, Ltd.	CLO Secured Note – Class F-R (10.29% due 7/15/30)	900,000	838,407	801,810	0.28%
OZLM XXII, Ltd.	CLO Secured Note – Class D (7.75% due 1/17/31)	900,000	895,765	764,640	0.27%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Secured Note – Class E-R (8.19% due 1/15/31)	245,853	245,853	216,301	0.08%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Secured Note – Class F-R (10.31% due 1/15/31)	330,000	307,964	291,984	0.10%
Zais CLO 3, Limited	CLO Secured Note – Class D-R (9.35% due 7/15/31)	1,850,000	1,804,925	1,591,370	0.55%
			47,572,175	42,137,841	14.68%
CLO Equity(5)(6)
ALM VIII, Ltd.	CLO Preferred Shares (estimated yield of 0.85% due 10/20/28)(7)	8,725,000	5,595,807	2,915,165	1.02%
Apidos CLO XIV	CLO Subordinated Note (estimated yield of 0.00% due 4/15/25)(8)	11,177,500	665,882	558,875	0.19%
Ares XLI CLO Ltd.	CLO Income Note (estimated yield of 6.39% due 1/15/29)(7)(11)	18,995,000	15,793,069	9,446,580	3.29%
Ares XLIII CLO Ltd.	CLO Income Note (estimated yield of 10.61% due 10/15/29)(7)(11)	20,100,000	16,985,785	10,968,646	3.82%
Ares XXXIX CLO Ltd.	CLO Subordinated Note (estimated yield of 7.88% due 7/18/28)	4,442,140	3,286,967	2,160,984	0.75%
Atrium IX	CLO Subordinated Note (estimated yield of 13.70% due 2/28/47)	8,660,000	5,602,754	5,044,556	1.76%
Atrium XI	CLO Subordinated Note (estimated yield of 0.00% due 10/23/25)(8)	5,903,000	2,160,361	1,180,600	0.41%
Atrium XV	CLO Subordinated Note (estimated yield of 13.19% due 1/23/48)	9,804,000	7,918,926	8,282,162	2.88%
Avery Point V CLO, Limited	CLO Income Note (estimated yield of 0.00% due 7/17/26)(10)	13,687,500	5,685,982	1,368,750	0.48%
Babson CLO Ltd. 2013-II	CLO Subordinated Note (estimated yield of 0.00% due 1/18/25)(8)(9)	12,939,125	—	12,939	0.00%
Bain Capital Credit CLO 2016-2, Limited	CLO Subordinated Note (estimated yield of 6.18% due 1/15/29)(7)	16,700,000	13,140,298	8,357,371	2.91%
See accompanying notes to the consolidated financial statements

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
As of December 31, 2018
(expressed in U.S. dollars)
Issuer(1)	Investment(2)	Principal Amount	Cost	Fair Value(3)	% of Net Assets
Barings CLO Ltd. 2016-III	CLO Subordinated Note (estimated yield of 9.60% due 1/15/28)(7)	$30,118,421	$24,059,084	$17,665,650	6.15%
Barings CLO Ltd. 2018-I	CLO Income Note (estimated yield of 18.17% due 4/15/31)(7)	20,808,000	17,436,236	16,427,985	5.72%
Battalion CLO IX Ltd.	CLO Income Note (estimated yield of 12.88% due 7/15/31)(7)(11)	17,784,935	13,850,062	10,614,759	3.70%
Birchwood Park CLO, Ltd.	CLO Income Note (estimated yield of 0.00% due 7/15/26)(8)	1,575,000	482,894	252,000	0.09%
BlueMountain CLO 2013-2, Ltd.	CLO Subordinated Note (estimated yield of 7.51% due 10/22/30)	5,000,000	3,230,156	1,454,801	0.51%
Bowman Park CLO Ltd.	CLO Subordinated Note (estimated yield of 7.35% due 11/23/25)	8,180,000	4,787,609	2,254,932	0.79%
Bristol Park CLO, Ltd.	CLO Subordinated Note (estimated yield of 7.93% due 4/15/29)(7)	34,250,000	26,942,185	17,990,772	6.27%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	CLO Subordinated Note (estimated yield of 20.97% due 7/15/31)	8,300,000	4,603,843	5,052,846	1.76%
Carlyle US CLO 2017-4, Ltd.	CLO Income Note (estimated yield of 15.75% due 1/15/30)	7,874,061	6,398,340	5,941,235	2.07%
Chenango Park CLO, Ltd.	CLO Subordinated Note (estimated yield of 17.41% due 4/15/30)	2,050,000	1,630,419	1,501,700	0.52%
CIFC Funding 2013-II, Ltd.	CLO Income Note (estimated yield of 18.28% due 10/18/30)(7)	17,265,625	7,500,640	6,318,038	2.20%
CIFC Funding 2014, Ltd.	CLO Income Note (estimated yield of 17.46% due 1/18/31)(7)(11)	16,033,750	8,780,113	7,129,959	2.48%
CIFC Funding 2014-III, Ltd.	CLO Income Note (estimated yield of 14.51% due 10/22/31)	15,000,000	7,981,039	6,842,121	2.38%
CIFC Funding 2014-IV-R, Ltd.	CLO Income Note (estimated yield of 6.43% due 10/17/30)	7,500,500	4,277,794	2,796,980	0.97%
CIFC Funding 2015-III, Ltd.	CLO Income Note (estimated yield of 19.89% due 4/19/29)(7)(11)	9,724,324	6,459,405	6,159,776	2.15%
Cutwater 2015-I, Ltd.	CLO Income Note (estimated yield of 27.00% due 1/15/29)(7)(11)	31,100,000	19,060,396	18,380,612	6.40%
Dewolf Park CLO, Ltd.	CLO Income Note (estimated yield of 12.03% due 10/15/30)(7)	7,700,000	6,502,511	5,126,776	1.79%
Dryden 53 CLO, Ltd.	CLO Income Note (estimated yield of 14.91% due 1/15/31)	11,424,444	9,266,934	8,289,563	2.89%
Dryden 56 Euro CLO 2017 B.V.(12)	CLO Subordinated Note (estimated yield of 12.82% due 1/15/32)	1,675,000	1,768,452	1,586,403	0.55%
Dryden 66 Euro CLO 2018 B.V.(12)	CLO Subordinated Note (estimated yield of 6.81% due 1/18/32)	1,025,000	1,123,646	1,130,578	0.39%
Flagship CLO VIII, Ltd.	CLO Income Note (estimated yield of 0.00% due 1/16/26)(7)(10)(11)	27,360,000	13,638,680	3,665,180	1.28%
Halcyon Loan Advisors Funding 2014-3, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/22/25)(10)	5,750,000	2,898,311	1,150,000	0.40%
Harbourview CLO VII, Ltd.	CLO Subordinated Note (estimated yield of 33.31% due 11/18/26)	1,100,000	434,154	587,484	0.20%
KVK CLO 2013-2 Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 1/15/26)(8)	4,604,000	—	—	0.00%
KVK CLO 2014-1 Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 5/15/26)(8)	3,175,000	27,260	15,875	0.01%
Madison Park Funding VIII, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/22/22)(8)	9,050,000	41,466	45,250	0.02%
Madison Park Funding XXI, Ltd.	CLO Subordinated Note (estimated yield of 9.79% due 7/25/29)	3,000,000	2,430,697	2,117,968	0.74%
Madison Park Funding XXII, Ltd.	CLO Subordinated Note (estimated yield of 8.68% due 10/25/29)	3,040,000	2,802,744	2,241,395	0.78%
Marathon CLO VI Ltd.	CLO Subordinated Note (estimated yield of 21.29% due 5/13/28)	6,375,000	2,859,729	2,090,405	0.73%
Marathon CLO VII Ltd.	CLO Subordinated Note (estimated yield of 8.12% due 10/28/25)	10,526,000	5,846,309	3,603,485	1.26%
See accompanying notes to the consolidated financial statements

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
As of December 31, 2018
(expressed in U.S. dollars)

Issuer(1)	Investment(2)	Principal Amount	Cost	Fair Value(3)	% of Net Assets
Marathon CLO VIII Ltd.	CLO Income Note (estimated yield of 19.84% due 10/18/31)(11)	$15,204,000	$10,574,761	$10,216,673	3.56%
Marathon CLO X Ltd.	CLO Subordinated Note (estimated yield of 15.58% due 11/15/29)	2,550,000	2,061,281	1,746,876	0.61%
Marathon CLO XI Ltd.	CLO Subordinated Note (estimated yield of 20.04% due 4/20/31)	2,075,000	1,872,486	1,792,015	0.62%
Marathon CLO XII Ltd.	CLO Subordinated Note (estimated yield of 13.96% due 4/18/31)	4,500,000	4,275,000	3,699,187	1.29%
Octagon Investment Partners 26, Ltd.	CLO Income Note (estimated yield of 24.64% due 7/15/30)(7)(11)	13,750,000	7,748,241	9,434,601	3.29%
Octagon Investment Partners 27, Ltd.	CLO Income Note (estimated yield of 18.90% due 7/15/30)(7)(11)	11,804,048	7,264,810	7,506,788	2.61%
Octagon Investment Partners XIV, Ltd.	CLO Subordinated Note (estimated yield of 7.13% due 7/15/29)(7)	16,534,625	11,151,180	6,781,241	2.36%
Octagon Investment Partners XIV, Ltd.	CLO Income Note (estimated yield of 7.13% due 7/15/29)	4,037,500	2,112,782	1,420,912	0.49%
Octagon Investment Partners XIX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/15/26)(10)	3,000,000	1,315,360	510,000	0.18%
Octagon Investment Partners XX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 8/12/26)(10)	2,500,000	1,481,534	575,000	0.20%
OFSI BSL VIII, Ltd.	CLO Income Note (estimated yield of 17.73% due 8/16/37)(7)	7,719,320	6,528,040	5,268,221	1.83%
OHA Credit Partners IX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/20/25)(10)	6,750,000	4,503,661	2,632,500	0.92%
Regatta III Funding Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/15/26)(8)	2,500,000	89,000	50,000	0.02%
Steele Creek CLO 2015-1, Ltd.	CLO Subordinated Note (estimated yield of 14.17% due 5/21/29)	8,100,000	5,770,284	4,127,165	1.44%
Steele Creek CLO 2018-1, Ltd.	CLO Income Note (estimated yield of 18.18% due 4/15/48)(7)	11,370,000	9,671,539	9,163,615	3.19%
THL Credit Wind River 2013-2 CLO Ltd.	CLO Income Note (estimated yield of 11.07% due 10/18/30)(7)	11,597,500	8,057,384	5,892,361	2.05%
THL Credit Wind River 2014-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 16.87% due 7/18/31)	9,681,764	5,217,550	4,114,190	1.43%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Income Note (estimated yield of 10.43% due 1/15/31)	2,205,627	1,144,116	761,890	0.27%
THL Credit Wind River 2014-3 CLO Ltd.	CLO Subordinated Note (estimated yield of 18.78% due 10/22/31)	11,000,000	7,389,298	6,282,922	2.19%
THL Credit Wind River 2016-1 CLO Ltd.	CLO Income Note (estimated yield of 17.93% due 7/15/28)(7)(11)	13,050,000	10,802,791	8,180,811	2.85%
THL Credit Wind River 2017-1 CLO Ltd.	CLO Income Note (estimated yield of 14.62% due 4/18/29)(7)(11)	14,950,000	12,233,862	9,158,601	3.19%
THL Credit Wind River 2017-3 CLO Ltd.	CLO Income Note (estimated yield of 13.27% due 10/15/30)(7)	18,150,000	15,163,460	12,082,374	4.21%
THL Credit Wind River 2018-1 CLO Ltd.	CLO Income Note (estimated yield of 14.12% due 7/15/30)(7)	15,750,000	13,856,850	12,483,067	4.35%
Vibrant CLO V, Ltd.	CLO Subordinated Note (estimated yield of 12.76% due 1/20/29)	4,200,000	3,501,920	2,478,043	0.86%
Zais CLO 3, Limited	CLO Income Note (estimated yield of 25.65% due 7/15/31)(7)(11)	21,061,745	12,046,100	11,976,062	4.17%
Zais CLO 5, Limited	CLO Subordinated Note (estimated yield of 18.50% due 10/15/28)	5,950,000	3,957,722	3,128,303	1.09%
Zais CLO 6, Limited	CLO Subordinated Note (estimated yield of 18.85% due 7/15/29)	10,196,000	7,060,457	6,274,486	2.19%
Zais CLO 7, Limited	CLO Income Note (estimated yield of 18.20% due 4/15/30)	9,277,500	7,078,251	6,333,638	2.21%
Zais CLO 8, Limited	CLO Subordinated Note (estimated yield of 17.93% due 4/15/29)	750,000	669,000	591,321	0.21%
Zais CLO 9, Limited	CLO Subordinated Note (estimated yield of 17.04% due 7/20/30)	950,000	959,500	876,929	0.31%
			469,515,159	364,270,948	126.87%
See accompanying notes to the consolidated financial statements

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
As of December 31, 2018
(expressed in U.S. dollars)

Issuer(1)	Investment(2)	Principal Amount	Cost	Fair Value(3)	% of Net Assets
Loan Accumulation Facilities(5)(13)
Salmagundi II Income Note, Ltd.	Loan Accumulation Facility (Income notes)	$7,150,000	$7,150,000	$7,162,749	2.49%
Salmagundi III Income Note, Ltd.	Loan Accumulation Facility (Income notes)	9,055,000	9,055,000	9,076,709	3.16%
Salmagundi IV Income Note, Ltd.	Loan Accumulation Facility (Income notes)	19,690,000	19,690,000	19,788,385	6.89%
Salmagundi VIII Income Note, Ltd.	Loan Accumulation Facility (Income notes)	7,790,000	7,790,000	7,797,114	2.72%
Salmagundi IX Income Note, Ltd.	Loan Accumulation Facility (Income notes)	4,980,000	4,980,000	4,981,158	1.73%
Salmagundi XI Income Note, Ltd.	Loan Accumulation Facility (Income notes)	1,160,000	1,160,000	1,161,665	0.40%
			49,825,000	49,967,780	17.40%
Total investments at fair value as of December 31, 2018			$566,912,334	$456,376,569	158.95%
Liabilities at fair value under the fair value option(14)
6.6875% Unsecured Notes due 2028	Unsecured Note	$(67,277,675)	$(67,277,675)	$(64,559,657)	-22.48%
			$(67,277,675)	$(64,559,657)	-22.48%
Net assets above (below) fair value of investments and liabilities at fair value				(104,689,070)
Net assets as of December 31, 2018				$287,127,842

(1)
The Company is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, we would be presumed to “control” an issuer if we owned 25% or more of its voting securities.

(2)
All investments are restricted and categorized as structured finance securities.

(3)
Fair value is determined in good faith in accordance with the Company’s valuation policy and is approved by the Company’s Board of Directors (the “Board”).

(4)
CLO debt positions reflect the coupon rates as of December 31, 2018.

(5)
The fair value of all investments was determined using significant, unobservable inputs.

(6)
CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the Company’s CLO equity positions are monitored and evaluated at each recurring reporting date. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio on the respective anniversary date of the CLO investment’s formation. The Company also updates a CLO equity investment’s effective yield in each instance where there is a respective partial sale, add-on, purchase, refinancing or reset involving the CLO equity investment held. The estimated yield and investment cost may ultimately not be realized. As of December 31, 2018, the Company’s weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 13.30%.

(7)
Fair value includes the Company’s interest in fee rebates on CLO subordinated and income notes.

See accompanying notes to the consolidated financial statements

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS – (continued)
As of December 31, 2018
(expressed in U.S. dollars)

(8)
As of December 31, 2018, the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.

(9)
As of December 31, 2018, investment cost has been fully amortized. Subsequent distributions, once received, will be recognized as realized gain.

(10)
As of December 31, 2018, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.

(11)
For the period ending December 31, 2018, the Company converted its CLO equity investment from subordinated notes to income notes.

(12)
Investment is denominated in EUR.

(13)
Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

(14)
The Company has accounted for its 6.6875% notes due 2028 utilizing the fair value option election under ASC Topic 825. Accordingly, the Series 2028 Notes will be carried at their fair value.

See accompanying notes to the consolidated financial statements

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2018
(expressed in U.S. dollars)
INVESTMENT INCOME
Interest income	$65,195,956
Other income	4,485,038
Total Investment Income	69,680,994
EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	3,810,653
Interest expense on 7.75% Series B Term Preferred Stock due 2026	3,798,393
Interest expense on 7.00% Unsecured Notes due 2020	1,888,023
Interest expense on 6.75% Unsecured Notes due 2027	2,225,400
Interest expense on 6.6875% Unsecured Notes due 2028	3,074,450
Total Interest Expense on Preferred Stock and Unsecured Notes	14,796,919
Management fee	7,583,462
Incentive fee	7,357,640
Commission expense	2,102,427
Professional fees	1,330,343
Administration fees	1,049,217
Directors’ fees	401,241
Tax expense	110,050
Other expenses	579,402
Total Expenses	35,310,701
Incentive fee voluntarily waived by the Adviser (Note 4)	(323,607)
Net Expenses	34,987,094
NET INVESTMENT INCOME	34,693,900
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments and foreign currency	2,119,650
Net realized gain (loss) on extinguishment of debt	(1,539,914)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(91,373,068)
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	1,250,940
NET GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND DEBT EXTINGUISHMENT	(89,542,392)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(54,848,492)
See accompanying notes to the consolidated financial statements

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME
For the year ended December 31, 2018
(expressed in U.S. dollars)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(54,848,492)
OTHER COMPREHENSIVE INCOME (LOSS)(1)
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	1,467,079
Total Other Comprehensive Income (Loss)	1,467,079
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME	$(53,381,413)

(1)
See Note 2 “Summary of Significant Accounting Policies — Other Financial Assets and Financial Liabilities at Fair Value” for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(expressed in U.S. dollars, except share amounts)
	For the year ended December 31, 2018	For the year ended December 31, 2017
Net increase (decrease) in net assets resulting from operations:
Net investment income	$34,693,900	$33,166,995
Net realized gain (loss) on investments and foreign currency	2,119,650	3,340,602
Net realized gain (loss) on the extinguishment of debt	(1,539,914)	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(91,373,068)	(5,376,641)
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	1,250,940	—
Total net increase (decrease) in net assets resulting from operations	(54,848,492)	31,130,956
Other comprehensive income (loss)
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	1,467,079	—
Total other comprehensive income (loss)	1,467,079	—
Common stock distributions paid to stockholders:
Total earnings distributed(1)	(32,870,543)	(46,454,348)
Common stock distributions from tax return of capital(2)	(19,478,443)	(952,542)
Total common stock distributions paid to stockholders	(52,348,986)	(47,406,890)
Capital share transactions:
Issuance of shares of common stock upon the Company’s follow-on offerings, net of underwriting discounts, commissions and offering expenses	38,844,793	28,631,650
Issuance of shares of common stock pursuant to the Company’s “at the market” program, net of commissions and offering expenses	37,141,908	11,246,572
Issuance of shares of common stock pursuant to the Company’s dividend reinvestment plan	220,572	3,606,816
Paid-in capital contribution (Note 4)	1,394,531	—
Total capital share transactions	77,601,804	43,485,038
Total increase (decrease) in net assets	(28,128,597)	27,209,104
Net assets at beginning of period	315,256,439	288,047,335
Net assets at end of period	$287,127,842	$315,256,439
Capital share activity:
Shares of common stock sold upon the Company’s follow-on offerings	2,242,500	1,552,500
Shares of common stock sold pursuant to the Company’s “at the market” program	2,099,400	584,108
Shares of common stock issued pursuant to the Company’s dividend reinvestment plan	12,604	187,328
Total increase (decrease) in capital share activity	4,354,504	2,323,936

(1)
Total earnings distributed for the year ended December 31, 2017 was previously reported, on a U.S. GAAP basis, as $33,166,995 related to common stock distributions from net investment income and $3,340,602 of common stock distributions from net realized gains on investments and foreign currency.

(2)
Common stock distributions from tax return of capital for the year ended December 31, 2017 was previously reported, on a U.S. GAAP basis, as $10,899,293 related to common stock distributions from return of capital.

See accompanying notes to the consolidated financial statements

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS
For the year ended December 31, 2018
(expressed in U.S. dollars)
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(54,848,492)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(332,383,145)
Proceeds from sales of investments and repayments of principal(1)	266,739,204
Net realized (gain) loss on investments and foreign currency	(2,119,650)
Net realized (gain) loss on the extinguishment of debt	1,539,914
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	(1,250,940)
Net change in unrealized (appreciation) depreciation on investments and foreign currency	91,373,068
Net amortization (accretion) included in interest expense on 7.75% Series A Term Preferred Stock due 2022	288,263
Net amortization (accretion) included in interest expense on 7.75% Series B Term Preferred Stock due 2026	179,308
Net amortization (accretion) included in interest expense on 7.00% Unsecured Notes due 2020	208,058
Net amortization (accretion) included in interest expense on 6.75% Unsecured Notes due 2027	90,712
Net amortization (accretion) of premiums or discounts on CLO debt securities	(78,410)
Changes in assets and liabilities:
Interest receivable	(4,292,508)
Receivable for securities sold	3,505,362
Prepaid expenses	314,138
Other receivable	348,012
Payable for securities purchased	(16,146,348)
Incentive fee payable	600,515
Management fee payable	(105,731)
Administration fees payable	30,645
Professional fees payable	22,207
Tax expense payable	(36,000)
Directors’ fees payable	198,171
Due to affiliates	18,649
Other expenses payable	2,962
Net cash provided by (used in) operating activities	(45,802,037)
See accompanying notes to the consolidated financial statements

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS – (continued)
For the year ended December 31, 2018
(expressed in U.S. dollars)
CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions paid to stockholders	(52,348,986)
Issuance of shares of common stock upon the Company’s follow-on offerings, net of underwriting discounts, commissions, offering expenses and payable for follow-on common stock offering expenses	38,844,793
Issuance of shares of common stock pursuant to the Company’s “at the market” program, net of commissions and offering expenses	37,141,908
Issuance of shares of common stock pursuant to the Company’s dividend reinvestment plan	529,990
Paid-in capital contribution	1,394,531
Issuance of 6.6875% Unsecured Notes due 2028	67,277,675
Issuance of 7.75% Series B Term Preferred Stock due 2026	428,550
Deferred debt issuance costs associated with 7.75% Series B Term Preferred Stock due 2026	(2,960)
Redemption of 7.00% Unsecured Notes due 2020	(59,998,750)
Net cash provided by (used in) financing activities	33,266,751
NET INCREASE (DECREASE) IN CASH	(12,535,285)
EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH	639
CASH, BEGINNING OF PERIOD	14,051,810
CASH, END OF PERIOD	$1,517,164
Supplemental disclosure of non-cash financing activities:
Change in receivable for shares of common stock issued	$(309,419)
Supplemental disclosures:
Cash paid for interest expense on 7.75% Series A Term Preferred Stock due 2022	$3,522,390
Cash paid for interest expense on 7.75% Series B Term Preferred Stock due 2026	$3,619,086
Cash paid for interest expense on 7.00% Unsecured Notes due 2020	$1,679,965
Cash paid for interest expense on 6.75% Unsecured Notes due 2027	$2,134,688
Cash paid for interest expense on 6.6875% Unsecured Notes due 2028	$3,074,450
Cash paid for income, franchise and excise taxes	$57,939

(1)
Proceeds from sales or maturity of investments includes $44,971,914 of recurring cash flows which are considered return of capital on portfolio investments.

See accompanying notes to the consolidated financial statements

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018
1. ORGANIZATION
Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other securities and instruments related to these investments or that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”
As of December 31, 2018, the Company had two wholly-owned subsidiaries: Eagle Point Credit Company Sub (Cayman) Ltd., a Cayman Islands exempted company, and Eagle Point Credit Company Sub II (Cayman) Ltd, a Cayman Islands exempted company.
The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP, a private fund managed by the Adviser.
The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.
For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.
On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and sold an additional 5,155,301 shares of its common stock at a public offering price of  $20 per share. On October 8, 2014, the Company’s shares began trading on the NYSE.
On July 20, 2016, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo. The principal business address of Wells Fargo is 9062 Old Annapolis Road, Columbia, Maryland 21045.
The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

1. ORGANIZATION – (continued)

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Accounting
The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.
Use of Estimates
The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimated.
Valuation of Investments
The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.
There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.
The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.
The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:
•
Level I — Observable, quoted prices for identical investments in active markets as of the reporting date.

•
Level II — Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

•
Level III — Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.
Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.
An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Board on a quarterly basis.
See Note 3 “Investments” for further discussion relating to the Company’s investments.
In valuing the Company’s investments in CLO debt, CLO equity and loan accumulation facilities, the Adviser considers a variety of relevant factors, including price indications from multiple dealers, or as applicable, a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.
The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.
Other Financial Assets and Financial Liabilities at Fair Value
The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10 Fair Value Option (“ASC 825”) allows companies an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

accounting method and changes in fair values attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income. Additionally, upfront offering costs related to such instrument are recognized in earnings as incurred and not deferred.
The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”) utilizing the FVO under ASC 825. The primary reasons for electing the FVO are to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.
Investment Income Recognition
Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method.
CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment.
Effective yields for the Company’s CLO equity positions are monitored and evaluated at each reporting date. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio on the respective anniversary date of the CLO investment’s formation. The Company also updates a CLO equity investment’s effective yield in each instance where there is a respective partial sale, add-on purchase, refinancing or reset involving the CLO equity investment held.
Interest income from loan accumulation facilities is characterized and recorded based on information provided by the trustees of each loan accumulation facility.
Other Income
Other income includes the Company’s share of income under the terms of fee rebate agreements.
Interest Expense
Interest expense includes the Company’s distributions associated with its 7.75% Series A Term Preferred Stock due 2022 (the “Series A Term Preferred Stock”) and its 7.75% Series B Term Preferred Stock due 2026 (the “Series B Term Preferred Stock,” and collectively with the Series A Term Preferred Stock, the “Preferred Stock”), and interest, paid and accrued, associated with its 7.00% Unsecured Notes which were fully redeemed on May 24, 2018 (the “Series 2020 Notes”), its 6.75% Unsecured Notes due 2027 (the “Series 2027 Notes”), and its Series 2028 Notes, collectively with the Series 2020 Notes and the Series 2027 Notes, the “Unsecured Notes”).
For the year ended December 31, 2018, the Company incurred a total of  $7,609,046 in interest expense on its Preferred Stock, of which, $0 was payable as of December 31, 2018. For the year ended December 31, 2018, the Company incurred a total of  $7,187,873 in interest expense on the Unsecured Notes, of which $0 was payable as of December 31, 2018.
Interest expense also includes the Company’s amortization of deferred issuance costs associated with its Preferred Stock and certain Unsecured Notes, as well as amortization of original issue discounts and accretion of premiums associated with its Series B Term Preferred Stock and its Series 2020 Notes.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

See Note 6 “Mandatorily Redeemable Preferred Stock” and Note 7 “Unsecured Notes” for further discussion relating to Preferred Stock issuances and Unsecured Notes issuances, respectively.
Deferred Issuance Costs
Deferred issuance costs on liabilities, which the Company does not measure at fair value under the FVO, consist of fees and expenses incurred in connection with the issuance of Preferred Stock and certain Unsecured Notes, as well as unamortized original issue discounts and premiums. The deferred issuance costs are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Preferred Stock and certain Unsecured Notes. Amortization of deferred issuance costs is reflected in interest expense on mandatorily redeemable Preferred Stock and interest expense on certain Unsecured Note balances in the Consolidated Statement of Operations. In the event of an early redemption of the Preferred Stock or certain Unsecured Notes, the remaining balance of unamortized deferred issuance costs associated with such Preferred Stock or certain Unsecured Notes will be accelerated into net realized loss on extinguishment of debt on the Consolidated Statement of Operations.
Securities Transactions
The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.
Cash and Cash Equivalents
The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage risk associated with such accounts. No cash equivalent balances were held as of December 31, 2018.
Foreign Currency
The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments and foreign currency. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.
Expense Recognition
Expenses are recorded on the accrual basis of accounting.
Prepaid Expenses
Prepaid expenses consist primarily of insurance premiums, filing fees, shelf registration expenses and at-the-market (“ATM”) program expenses. Insurance premiums are amortized over the term of the current policy. Shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with maintaining the Company’s shelf registration and ATM program that have not been allocated to date.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

Federal and Other Taxes
The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Company intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income provision is required. The Company has adopted November 30th as its fiscal tax year end. The Company intends to file federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Company’s tax return filings generally remain open for three years. The Company has analyzed its tax positions for its fiscal year ended December 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Company’s financial statements.
Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.
During the year ended December 31, 2018, a reclassification of  $1,394,531 among the components of the Company’s net assets representing repayment to the Company of a portion of management and incentive fees was made between aggregate distributable earnings (losses) and paid-in capital. See Note 4 “Related Party Transactions” for further discussion on the repayment to the Company of a portion of management and incentive fees.
For the tax year ended November 30, 2018, the estimated components of distributable earnings, on a tax basis, were as follows:
For the tax year ended November 30, 2018
Undistributed ordinary income	$—
Capital loss carryforward	12,409,818
Unrealized depreciation	(257,597,374)
As of the tax period ended November 30, 2018, the Company has $0 of short-term capital losses and $12,409,818 of long-term capital losses which can be carried forward for an unlimited period.
The tax character of distributions declared and paid on the Company’s common shares and preferred stock for the tax year ended November 30, 2018 were ordinary dividends of  $39,143,538 and return of capital of  $19,478,443 and for the tax year ended November 30, 2017 were ordinary dividends of $59,679,146 and return of capital of  $952,542 and for the tax year ended November 30, 2016 were ordinary dividends of  $38,751,382 and for the tax year ended November 30, 2015 were ordinary dividends of $22,391,925 and return of capital of  $11,958,421. Tax information for the tax year ended November 30, 2018 is estimated and is not considered final until the Company files its tax return.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

As of December 31, 2018, the Company’s tax cost for federal income tax purposes was $713,973,943. Accordingly, accumulated net unrealized depreciation on investments held by the Company was $(257,597,374), consisting of  $2,017,845 gross unrealized appreciation and $(259,615,219) gross unrealized depreciation.
Depending on the level of taxable income earned in a tax year, the Company is permitted to carry forward taxable income (including net capital gains, if any) in excess of its current year distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required.
To the extent that the Company has determined that its estimated current year annual taxable income will be in excess of estimated current year distributions from such income, the Company accrues and pays excise tax on its estimated excess taxable income that has not been distributed. The Company has not accrued U.S. federal excise tax for the year ended December 31, 2018 as common distributions are expected to cover taxable income for the period.
For the year ended December 31, 2018 the Company incurred $110,050 in Delaware franchise tax expense.
On June 28, 2018, the Company received a refund of  $216,904 related to previously paid Delaware franchise tax. The refund was recorded as a credit to other expenses on the Consolidated Statement of Operations. Additionally, the Company received a credit of  $90,000 towards its annual 2018 Delaware franchise tax liability. The refund and the credit were due to the Company’s overpayment of the Delaware franchise tax in previous years.
Distributions
The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S.GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for either U.S. federal income tax or U.S. GAAP purposes and are intended to be paid monthly. Distributions paid to common stockholders are recorded as a liability on record date and, unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash.
In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions. A special distribution represents the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year.
For the year ended December 31, 2018, the Company declared and paid distributions on common stock of  $52,348,986 or $2.40 per share.
For the year ended December 31, 2018, the Company declared and paid dividends on the Series A Term Preferred Stock of  $3,522,390 or $1.94 per share.
For the year ended December 31, 2018, the Company declared and paid dividends on the Series B Term Preferred Stock of  $3,619,086 or $1.94 per share.
The characterization of distributions paid to stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for U.S. GAAP purposes. Such estimates are subject to be characterized differently for federal income tax purposes at year-end.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

3. INVESTMENTS
Fair Value Measurement
The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of December 31, 2018:
Fair Value Measurement
	Level I	Level II	Level III	Total
Assets
CLO Debt	$—	$42,137,841	$—	$42,137,841
CLO Equity	—	—	$364,270,948	$364,270,948
Loan Accumulation Facilities	—	—	$49,967,780	$49,967,780
Total Assets at Fair Value	$—	$42,137,841	$414,238,728	$456,376,569
Liabilities at Fair Value Under the Fair Value Option
6.6875% Unsecured Notes Due 2028	$64,559,657	$—	$—	$64,559,657
Total Liabilities at Fair Value Under the Fair Value Option	$64,559,657	$—	$—	$64,559,657
CLO debt securities have been transferred from Level III to Level II in the fair value hierarchy as of December 31, 2018.
The changes in investments classified as Level III are as follows for the year ended December 31, 2018:
Change in Investments Classified as Level III
	CLO Debt	CLO Equity	Loan Accumulation Facilities	Total
Beginning Balance at January 1, 2018	$7,264,995	$447,270,019	$25,373,257	$479,908,271
Purchases of investments	98,521,241	102,651,279(1)	71,220,000	272,392,520
Proceeds from sales or maturity of investments	(58,812,198)	(101,071,742)	(46,855,264)(1)	(206,739,204)
Net (amortization) accretion of premiums or discounts on CLO debt securities	78,410	—	—	78,410
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(4,914,607)	(84,578,608)	229,787	(89,263,428)
Transfers out to Level II	(42,137,841)			(42,137,841)
Balance as of December 31, 2018	—	$364,270,948	$49,967,780	$414,238,728
Change in unrealized appreciation (depreciation) on investments still held as of December 31, 2018	$—	$(91,360,195)	$142,331	$(91,217,864)

(1)
Reflects $34,457,136 of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO Equity.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

3. INVESTMENTS – (continued)

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Consolidated Statement of Operations.
The change in unrealized depreciation on investments still held as of December 31, 2018 was $(91,217,864).
Valuation of CLO Subordinated and Income Notes
The Adviser gathers price indications from dealers, if available, as part of its valuation process as an input to estimate fair value of each CLO subordinated and income note investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated. In addition, the Adviser utilizes a third-party financial model as an input to estimate the fair value of CLO subordinated and income note investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.
The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of December 31, 2018. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of December 31, 2018.
	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of December 31, 2018	Valuation Techniques/ Methodologies	Unobservable Inputs	Range/Weighted Average
CLO Equity	$364,270,948	Discounted Cash Flows	Constant Default Rate	0.00% – 2.00%
			Constant Prepayment Rate	25.00%
			Reinvestment Spread	2.75% – 3.90%/3.38%
			Reinvestment Price	99.50%
			Reinvestment Floor(1)	1.00%
			Recovery Rate	69.05% – 70.00%/69.84%
			Yield to Maturity	0.00% – 80.76%/21.35%

(1)
Assumed 1% reinvestment floor for 2 years after purchase of asset and 0% thereafter

Increases (decreases) in the constant default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread, reinvestment floor and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

3. INVESTMENTS – (continued)

The Adviser categorizes CLO subordinated and income notes as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.
Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions and indicative broker quotations. As a result, fair value assets of  $49,967,780 have been excluded from the preceding table.
Valuation of CLO Debt
The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgement has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.
The Adviser has transferred the categorization of CLO debt from Level III investments to Level II investments in the fair value hierarchy due to the fact that pricing for debt instruments has become more observable.
Valuation of Loan Accumulation Facilities
Loan accumulation facilities are typically short- to medium-term in nature and are entered into in contemplation of a specific CLO investment. Unless the loan accumulation facility documents contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser determines the originally contemplated CLO is unlikely to be consummated, the fair value of the loan accumulation facility is based on the cost of the underlying loans plus accrued interest and realized gains (losses) reported by the trustee. In all other situations, the fair value of the loan accumulation facility is based on the market value of the underlying loans plus accrued interest and realized gains (losses) reported by the trustee.
The Adviser categorizes loan accumulation facilities as Level III investments. There is no active market and prices are unobservable.
Valuation of Series 2028 Notes
The Series 2028 Notes are considered Level I securities and are valued at their official closing price, taken from the NYSE.
Investment Risk Factors and Concentration of Investments
Market Risk
Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the potential effect on the Company cannot be predicted.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

3. INVESTMENTS – (continued)

Concentration Risk
The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because the Company’s portfolio of investments may lack diversification among CLO securities and related investments, the Company is susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral they hold.
Liquidity Risk
The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.
Risks of Investing in CLOs
The Company’s investments consist in part of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments the Company holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Company invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the Company may target. In addition, CLO and other structured finance securities may be subject to prepayment risk.
Prepayment Risk
Although the Adviser’s valuations and projections take into account certain expected levels of prepayments, the collateral of a CLO may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond the Company’s control and

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

3. INVESTMENTS – (continued)

consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as a CLO collateral manager might realize excess cash from prepayments earlier than expected. If a CLO collateral manager is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce the Company’s net income and the fair value of that asset. In addition, in most CLO transactions, CLO equity investors, such as the Company, are subject to prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which would cause such CLO’s outstanding CLO equity securities to be repaid at par. Such prepayments of CLO equity securities held by the Company can also give rise to reinvestment risk if we are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid.
Risks of Investing in Loan Accumulation Facilities
The Company invests in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. In addition, there typically will be no assurance future CLOs will be consummated or that loans held in such a facility are eligible for purchase by the CLO. Furthermore, the Company likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event the Company does have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage.
Interest Rate Risk
The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event the Company’s interest expense was to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.
LIBOR Floor Risk
Because CLOs generally issue debt on a floating rate basis, an increase in LIBOR will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have LIBOR floors such that, when LIBOR is below the stated LIBOR floor, the stated LIBOR floor (rather than LIBOR itself) is used to determine the interest payable under the loans. Therefore, if LIBOR increases but stays below the average LIBOR floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

3. INVESTMENTS – (continued)

corresponding increase in investment income in such a scenario would result in smaller distributions to equity holders of a CLO. As of the date of the consolidated financial statements, due to recent increases in interest rates, LIBOR has increased above the LIBOR floor set for many senior secured loans and, as such, as of the date of the consolidated financial statements, LIBOR is above the weighted average floor of generally all the senior secured loans held by the CLOs in which the Company invests.
LIBOR Risk
The CLOs in which the Company invests typically obtain financing at a floating rate based on LIBOR. Regulators and law enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contributed to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, the U.S. Department of Justice and the United Kingdom Financial Conduct Authority, or “FCA,” in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. On July 9, 2013, it was announced that the NYSE Euronext Rate Administration Limited would take over the administration of LIBOR from the BBA, subject to authorization from the Financial Conduct Authority and following a period of transition. Accordingly, ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed this role on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue, or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of the Company’s investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of the Company’s investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.
On July 27, 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of LIBOR rates after 2021 (the “FCA Announcement”). The FCA Announcement indicates that the continuation of LIBOR on the current basis (or at all) cannot and will not be guaranteed after 2021 and that planning a transition to alternative reference rates that are based firmly on transactions, such as reformed Sterling Over Night Index Average (“SONIA”) must begin. Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee (“ARRC”) of the Federal Reserve Board and the Federal Reserve Bank of New York. On June 22, 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad U.S. treasuries repo financing rate to be published by the Federal Reserve Bank of New York, as the rate that, in the consensus view of the ARRC, represented best practice for use in certain new U.S. dollar derivatives and other financial contracts. The first publication of SOFR was released in April 2018. Although there have been a few issuances utilizing SONIA and SOFR, it remains in question whether or not these alternative reference rates will attain market acceptance as replacements for LIBOR.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

3. INVESTMENTS – (continued)

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.
LIBOR Mismatch Risk
Many underlying corporate borrowers can elect to pay interest based on 1-month LIBOR, 3-month LIBOR and/or other rates in respect of the loans held by CLOs in which the Company is invested, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based on 3-month LIBOR plus a spread. If 3-month LIBOR were to exceed 1-month LIBOR by a significant amount, this may result in many underlying corporate borrowers electing to pay interest based on 1-month LIBOR. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect the Company’s cash flows and results of operations. Unless spreads are adjusted to account for such increases, these negative impacts may worsen as the amount by which the 3-month LIBOR exceeds the 1-month LIBOR increases.
Low Interest Rate Environment
As of the date of the consolidated financial statements, despite recent increases in interest rates from near historically low levels, interest rates in the United States remain relatively low, which may increase the Company’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinary monetary policy initiatives, the effect of which is impossible to predict with certainty. The senior secured loans underlying the CLOs in which the Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the average LIBOR floor, there may not be corresponding increases in investment income resulting in smaller distributions to equity investors in these CLOs. Given the structure of the Company’s investment advisory agreement with the Adviser, a general increase in interest rates will likely have the effect of making it easier for the Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the agreement without any additional increase in relative performance on the part of the Adviser.
Leverage Risk
The Company has incurred leverage through the issuances of the Preferred Stock and the Unsecured Notes, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

3. INVESTMENTS – (continued)

transactions, additional shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Company’s investments, to pay fees and expenses and for other purposes. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there may be a layering of leverage in overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). For instance, any decrease in the Company’s income would cause net income to decline more sharply than it would have had the Company not borrowed. Such a decline could also negatively affect the Company’s ability to make distributions. Leverage is generally considered a speculative investment technique. The Company’s ability to service any debt that it incurs will depend largely on its financial performance and will be subject to prevailing economic conditions and competitive pressures. Accordingly, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized. In addition, any debt facility into which the Company may enter would likely impose financial and operating covenants that restrict its business activities, including limitations that could hinder the Company’s ability to finance additional loans and investments or make distributions.
Highly Subordinated and Leveraged Securities Risk
The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company is currently invested are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, the Company generally pays a proportionate share of the CLOs’ administrative, management and other expenses. In addition, the Company may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing overall exposure and capital at risk to such CLO. Although it is difficult to predict whether the prices of assets underlying a CLO will rise or fall, these prices (and, therefore, the prices of the CLO securities) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The interests the Company acquires in CLOs generally are thinly traded or have only a limited trading market. CLO securities are typically privately offered and sold, even in the secondary market. As a result, investments in CLO securities are illiquid securities.
Credit Risk
If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. With respect to investments in CLO securities and credit investments that are secured, there can be no assurance that any liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment for scheduled dividends, interest or principal. Also, there can be no assurance that any such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Company could experience delays or limitations with respect to its

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

3. INVESTMENTS – (continued)

ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.
4. RELATED PARTY TRANSACTIONS
Investment Adviser
On June 6, 2014, the Company entered into an investment advisory agreement with the Adviser, which was amended and restated on May 16, 2017 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.
The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the Preferred Stock. The management fee is calculated based on the “total equity base” at the end of the most recently completed calendar quarter end, and, with respect to any common stock or preferred stock issued or repurchased during such quarter, is adjusted to reflect the number of days during such quarter that such common stock and/or preferred stock, if any, was outstanding. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of  $7,583,462 for the year ended December 31, 2018, $1,674,803 of which was payable as of December 31, 2018.
The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or debt, but excluding the incentive fee). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. PNII does not include any realized or unrealized capital gains or realized or unrealized capital losses. The portion of incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.
PNII, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

4. RELATED PARTY TRANSACTIONS – (continued)

Company’s PNII, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $7,357,640 for the year ended December 31, 2018, $2,918,780 of which was payable as of December 31, 2018. For the year ended December 31, 2018, the Adviser has voluntarily waived a portion of the incentive fee in the amount of $323,607.
For the year ended December 31, 2018, following a routine examination of the Adviser by the SEC staff, the Adviser made a repayment to the Company of a portion of the management and incentive fees paid by the Company to the Adviser for its services, and interest on such amounts, for the period from May 5, 2015 through June 30, 2018 by paying the Company $26,520 on June 13, 2018 and $1,368,011 on July 27, 2018 for a total of  $1,394,531. The repayment of  $1,394,531 was reflected as a paid-in capital contribution for the year ended December 31, 2018. Additionally, the incentive fee payable to the Adviser for the year ended December 31, 2018 was partially reduced by $564,242 which would have otherwise been recognized through December 31, 2018.
Administrator
Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.
Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff. The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.
For the year ended December 31, 2018, the Company was charged a total of  $1,049,217 in administration fees consisting of  $801,135 and $248,082, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which $250,568 was payable as of December 31, 2018.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

4. RELATED PARTY TRANSACTIONS – (continued)

Affiliated Ownership
As of December 31, 2018, the Adviser and senior investment team held an aggregate of 6.8% of the Company’s common stock, 0.5% of the Series A Term Preferred Stock and 0.01% of the Series A Term Preferred Stock. This represented 5.9% of the total outstanding voting stock of the Company as of December 31, 2018. Additionally, certain officers of the Company hold 0.2% of the Series 2028 Notes as of December 31, 2018. Officers of the Company did not hold any of the Series 2027 Notes as of December 31, 2018.
Exemptive Relief
On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.
5. COMMON STOCK
As of December 31, 2017, there were 100,000,000 shares of common stock authorized, of which 18,798,815 shares were issued and outstanding.
On January 22, 2018, the Company closed a follow-on, underwritten, public offering of 1,950,000 shares of its common stock at $18.25 per share, resulting in net proceeds to the Company of approximately $33.7 million after payment of underwriting discounts and commissions, structuring fees and offering expenses. In addition, the underwriters fully exercised the overallotment option granted to them in connection with the offering, and purchased an additional 292,500 shares of the Company’s common stock, resulting in additional net proceeds to the Company of approximately $5.1 million after payment of underwriting discounts and commissions, and structuring fees.
Underwriting discounts and commissions, structuring fees and offering expenses associated with the Company’s issuances of its common stock were borne by all common stockholders of the Company as a charge to stockholders’ equity.
On July 14, 2017, the Company launched an “at-the-market” offering to sell up to $50,000,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on June 29, 2017 and additional supplements thereafter.
On November 30, 2018, the Company launched a new “at-the-market” offering to sell up to $100,000,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on November 30, 2018.
For the year ended December 31, 2018, the Company sold 2,099,400 shares of its common stock, pursuant to the “at-the-market” offerings for total net proceeds to the Company of approximately $37.1 million, after payment of underwriting discounts and commissions of approximately $0.8 million and offering expenses of approximately $0.1 million.
For the year ended December 31, 2018, 12,604 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of approximately $0.2 million.
As of December 31, 2018, there were 100,000,000 shares of common stock authorized, of which 23,153,319 shares were issued and outstanding.
6. MANDATORILY REDEEMABLE PREFERRED STOCK
As of December 31, 2017, there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 1,818,000 shares of Series A Term Preferred Stock were issued and outstanding, and 1,867,584 shares of Series B Term Preferred Stock were issued and outstanding.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

6. MANDATORILY REDEEMABLE PREFERRED STOCK – (continued)

On November 30, 2018 the Company launched a new “at-the-market” offering to sell up to 1,000,000 shares of Series B Term Preferred Stock with an aggregate liquidation preference of  $25,000,000, pursuant to a prospectus supplement filed with the SEC on November 30, 2018.
For the year ended December 31, 2018, the Company sold 17,142 shares of its Series B Term Preferred Stock, pursuant to the “at-the-market” offering for total net proceeds to the Company of approximately $0.4 million, after payment of underwriting discounts and commissions.
The Company is required to redeem all outstanding shares of the Series A Term Preferred Stock on June 30, 2022, at a redemption price of  $25 per share (the “Series A Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time after June 29, 2018, the Company may, at its sole option, redeem the outstanding shares of the Series A Term Preferred Stock.
The Company is required to redeem all outstanding shares of the Series B Term Preferred Stock on October 30, 2026, at a redemption price of  $25 per share (the “Series B Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time after October 29, 2021, the Company may, at its sole option, redeem the outstanding shares of the Series B Term Preferred Stock.
Except where otherwise stated in the 1940 Act or the Company’s certification of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.
As of December 31, 2018 there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 1,818,000 shares of Series A Term Preferred Stock were issued and outstanding, and 1,884,726 shares of Series B Term Preferred Stock were issued and outstanding.
See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.
7. UNSECURED NOTES
As of December 31, 2017, there was $59,998,750 in aggregate principal amount of Series 2020 Notes and 31,625,000 in aggregate principal amount of Series 2027 Notes issued and outstanding.
The Series 2027 Notes were issued in minimum denominations of  $25 and integral multiples of  $25 in excess thereof.
The Series 2027 Notes will mature on September 30, 2027 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2027 Notes in whole or in part at any time or from time to time at the Company’s option, on or after September 30, 2020.
On April 24, 2018, the Company closed an underwritten public offering of  $66.0 million in aggregate principal amount of its Series 2028 Notes (including $6.0 million in aggregate principal amount of the Series 2028 Notes issued pursuant to the underwriters’ partial exercise of their overallotment option granted to them in connection with the offering), resulting in net proceeds to the Company of approximately $63.7 million after payment of underwriting discounts, commissions and estimated offering expenses.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

7. UNSECURED NOTES – (continued)

Subsequently, on May 15, 2018, the underwriters purchased an additional $1.3 million in aggregate principal amount of the Series 2028 Notes pursuant to the underwriters’ overallotment option, which resulted in additional net proceeds to the Company of approximately $1.2 million after payment of underwriting discounts.
The Series 2028 Notes were issued in minimum denominations of  $25 and integral multiples of  $25 in excess thereof.
The Series 2028 Notes will mature on April 30, 2028 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2028 Notes in whole or in part at any time or from time to time at the Company’s option, on or after April 30, 2021.
The Company has accounted for its Series 2028 Notes utilizing the FVO under ASC 825. Accordingly, the Series 2028 Notes are measured at fair value under the FVO. For the year ended December 31, 2018 there were issuance costs in the aggregate amount of  $2,384,731, which consisted of  $2,102,427 of underwriting commissions, $268,738 of professional fees and $13,566 of other expenses. The issuance costs were recognized in earnings for the year ended December 31, 2018, the period in which such costs were incurred.
The estimated change in fair value of the Series 2028 Notes attributable to market risk is $1,250,940, which is recorded as unrealized appreciation on liabilities at fair value under the fair value option on the Consolidated Statement of Operations.
The estimated change in fair value of the Series 2028 Notes attributable to instrument-specific credit risk is $1,467,079 which is recorded in other comprehensive income on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as the 10-Year Markit CDX North America Investment Grade Index.
On May 24, 2018, the Company redeemed the total aggregate principal amount of  $59,998,750 related to the issued and outstanding Series 2020 Notes at a redemption price of  $25 per Series 2020 Note plus accrued and unpaid interest through May 23, 2018. Upon redemption of the Series 2020 Notes, the Company accelerated $1,539,914 of unamortized deferred issuance costs into net realized loss on extinguishment of debt in the Consolidated Statement of Operations.
As of December 31, 2018, there was $31,625,000 in aggregate principal amount of Series 2027 Notes and $67,277,675 in aggregate principal amount of Series 2028 Notes issued and outstanding.
See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Unsecured Notes.
8. ASSET COVERAGE
Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.
With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of the issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

8. ASSET COVERAGE – (continued)

With respect to senior securities representing indebtedness, such as the Unsecured Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.
If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from making certain distributions to its stockholders. In addition, the terms of the Preferred Stock and the Unsecured Notes require the Company to redeem shares of the Preferred Stock and/or a certain principal amount of the Unsecured Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.
The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Unsecured Notes, as of December 31, 2018, and as of December 31, 2017:
Asset Coverage of Preferred Stock and Debt Securities
	As of December 31, 2018	As of December 31, 2017
Total assets	$476,714,466	$512,965,237
Less liabilities and indebtedness not represented by senior securities	(5,321,574)	(20,736,503)
Net total assets and liabilities	471,392,892	492,228,734
Preferred Stock	92,568,150	92,139,600
Unsecured Notes	98,902,675	91,623,750
	191,470,825	183,763,350
Asset coverage of preferred stock(1)	246%	268%
Asset coverage of debt securities(2)	477%	537%

(1)
The asset coverage of preferred stock is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

(2)
The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

8. ASSET COVERAGE – (continued)

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted. The Company had no senior securities outstanding as of December 31, 2014.
Class	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit(1)	Involuntary Liquidating Preference Per Unit(2)	Average Market Value Per Unit(3)
For the year ended December 31, 2018
Preferred Stock	$92,568,150	$61.55	$25	$25.78
Unsecured Notes	$98,902,675	$4,766.23	N/A	$25.08
For the year ended December 31, 2017
Preferred Stock	$92,139,600	$66.97	$25	$25.75
Unsecured Notes	$91,623,750	$5,372.28	N/A	$25.96
For the year ended December 31, 2016
Preferred Stock	$91,450,000	$71.53	$25	$25.41
Series 2020 Notes	$59,998,750	$7,221.89	N/A	$25.29
For the year ended December 31, 2015
Series A Term Preferred Stock	$45,450,000	$91.16	$25	$25.43
Series 2020 Notes	$25,000,000	$10,275.46	N/A	$24.52

(1)
The asset coverage per unit figure is the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock (prior to 2016, the Series A Term Preferred Stock only) and the Unsecured Notes in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of  $25.) With respect to the Unsecured Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.

(2)
The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.

(3)
The average market value per unit is calculated by taking the average of the closing price of each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB) (prior to 2016, the Series A Term Preferred Stock only) and (b) $25 principal amount of the Unsecured Notes (NYSE: ECCX, ECCY, ECCZ) for each day during the year ended December 31, 2018 (ECCX new issuance included as of April 30, 2018; ECCZ included through date of full redemption on May 22, 2018) and for the years ended December 31, 2017, December 31, 2016 and December 31, 2015, for which the applicable security was listed on the NYSE.

9. COMMITMENTS AND CONTINGENCIES
The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2018

9. COMMITMENTS AND CONTINGENCIES – (continued)

As of December 31, 2018, the Company had no unfunded commitments.
10. INDEMNIFICATIONS
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.
11. RECENT ACCOUNTING AND TAX PRONOUNCEMENTS
In August 2018, the SEC adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Consolidated Statement of Assets and Liabilities and the total, rather than the components, of common stock distributions from net investment income and common stock distributions from net realized gains on the Consolidated Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Consolidated Statement of Changes in Net Assets. All changes have been reflected in the Company’s financial statements.
In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”) related to FASB ASC Topic 820 Fair Value Measurement and Disclosures — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 eliminates, amends, and adds to the fair value measurement disclosure requirements of ASC Topic 820. The amendments are designed to provide more decision useful information to financial statement users. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Company is currently evaluating the impact, if any, of applying this provision.
12. SUBSEQUENT EVENTS
On January 2, 2019, the Company declared three separate distributions of  $0.20 per share on its common stock. The first distribution of  $4,630,664 or $0.20 per share was paid on January 31, 2019 to holders of record as of January 14, 2019. The additional distributions are payable on each of February 28, 2019 and March 29, 2019 to holders of record as of February 12, 2019 and March 12, 2019, respectively.
On January 2, 2019, the Company declared three separate distributions of  $0.161459 per share on its Series A Term Preferred Stock and three separate distributions of  $0.161459 per share on its Series B Term Preferred Stock. The first distributions were paid on January 31, 2019 to holders of record as of January 14, 2019. The additional distributions are payable on each of February 28, 2019 and March 29, 2019 to holders of record as of February 12, 2019 and March 12, 2019, respectively.
Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

FINANCIAL HIGHLIGHTS
Per Share Data	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015	For the period from October 6, 2014 to December 31, 2014
Net asset value at beginning of period	$16.77	$17.48	$13.72	$19.08	$20.00
Offering costs associated with the Company’s initial public offering	—	—	—	—	(0.07)
Net asset value at beginning of period net of offering costs	16.77	17.48	13.72	19.08	19.93
Net investment income(1)(2)	1.59	1.88	2.14	1.89	0.32
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments(2)(3)	(3.92)	(0.12)	3.88	(4.85)	(0.62)
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option(2)	0.06	—	—	—	—
Net income (loss) and net increase (decrease) in net assets resulting from operations(2)	(2.27)	1.76	6.02	(2.96)	(0.30)
Common stock distributions from net investment income(4)(5)	(1.51)	(2.60)	(2.40)	(1.53)	(0.55)
Common stock distributions from net realized gains on investments(4)(6)	—	—	—	—	—
Common stock distributions from tax return of capital(4)(7)	(0.89)	(0.05)	—	(0.87)	—
Total common stock distributions declared to stockholders(4)	(2.40)	(2.65)	(2.40)	(2.40)	(0.55)
Common stock distributions based on weighted average shares impact	0.01	—	—	—	—
Total common stock distributions	(2.39)	—	—	—	—
Effect of other comprehensive income(2)(13)	0.06	—	—	—	—
Effect of paid-in capital contribution(2)	0.06	—	—	—	—
Effect of shares issued(8)(14)	0.29	0.27	0.18	—	—
Effect of underwriting discounts, commissions and offering expenses associated with shares issued(8)(14)	(0.12)	(0.11)	(0.04)	—	—
Effect of shares issued in accordance with the Company’s dividend reinvestment plan	—	0.02	—	—	—
Net effect of shares issued	0.17	0.18	0.14	—	—
Net asset value at end of period	$12.40	$16.77	$17.48	$13.72	$19.08
Per share market value at beginning of period	$18.81	$16.71	$16.43	$20.10	$19.93
Per share market value at end of period	$14.21	$18.81	$16.71	$16.43	$20.10
Total return(9)	-13.33%	29.45%	17.42%	-8.12%	0.85%
Shares of common stock outstanding at end of period	23,153,319	18,798,815	16,474,879	13,820,110	13,811,358
Ratios and Supplemental Data:
Net asset value at end of period	$287,127,842	$315,256,439	$288,047,335	$189,607,085	$263,560,460
Ratio of expenses to average net assets(10)(11)	9.85%	10.43%	10.69%	6.73%	2.13%
Ratio of net investment income to average net assets(10)(11)	9.76%	10.77%	13.72%	10.78%	6.84%
Portfolio turnover rate(12)	40.91%	41.16%	55.32%	39.07%	37.11%
Asset coverage of preferred stock	246%	268%	286%	365%	N/A
Asset coverage of debt securities	477%	537%	722%	1028%	N/A
See accompanying footnotes to the financial highlights on the following page.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

FINANCIAL HIGHLIGHTS — (continued)

Footnotes to the Financial Highlights:

(1)
Per share distributions paid to preferred stockholders and the aggregate amount of amortized deferred issuance costs associated with the Preferred Stock are reflected in net investment income, and totaled ($0.33) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2018, ($0.40) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2017, ($0.28) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2016 and ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2015.

(2)
Per share amounts are based on weighted average of shares of common stock outstanding for the period.

(3)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments includes a rounding adjustment to reconcile to the change in net asset value at the end of the period.

(4)
The information provided is based on estimates available at each respective fiscal year end. The final tax components of the Company’s earnings cannot be determined until tax returns are filed after the end of the fiscal year and may vary from these estimates.

(5)
Common stock distributions from net investment income were previously reported on a U.S. GAAP basis for the years ended December 31, 2017, December 31, 2016, December 31, 2015 and for the period from October 6, 2014 to December 31, 2014 as ($1.88), ($2.08), ($1.89) and ($0.31) per share of common stock outstanding as of record date, respectively.

(6)
Common stock distributions from net realized gains on investments were previously reported on a U.S.GAAP basis for the years ended December 31, 2017, December 31, 2016, December 31, 2015 and for the period from October 6, 2014 to December 31, 2014 as ($0.19), ($0.12), ($0.02) and ($0.00) per share of common stock outstanding as of record date, respectively.

(7)
Common stock distributions from return of capital were previously reported on a U.S. GAAP basis for the years ended December 31, 2017, December 31, 2016, December 31, 2015 and for the period from October 6, 2014 to December 31, 2014 as ($0.58), ($0.20), ($0.49) and ($0.24) per share of common stock outstanding as of record date, respectively.

(8)
Represents the effect per share of the Company’s ATM offerings as well as the Company’s follow-on offerings. Effect of shares issued reflect the excess of offering price over management’s estimated NAV per share at the time of each respective offering.

(9)
Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load. Total return for the period from October 6, 2014 to December 31, 2014 is not annualized.

(10)
Ratios for the period from October 6, 2014 to December 31, 2014 are annualized. Ratios include distributions paid to preferred stockholders. Additionally, ratios for the year ended December 31, 2018 include the portion of incentive fee voluntarily waived by the Adviser of 0.09% of average net assets.

(11)
Ratios for the year ended December 31, 2018 include interest expense on the Preferred Stock and the Unsecured Notes of 4.16% of average net assets. Ratios for the year ended December 31, 2017 include interest expense on the Preferred Stock and the Unsecured Notes of 4.20% of average net assets. Ratios for the year ended December 31, 2016 include interest expense on the Preferred Stock and the Series 2020 Notes of 3.47% of average net assets, as well as excise taxes of 0.26% of average net assets. Ratios for the year ended December 31, 2015 include interest expense on the Series A Term Preferred Stock and the Series 2020 Notes of 1.04% of average net assets.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

FINANCIAL HIGHLIGHTS — (continued)

(12)
The portfolio turnover rate is calculated as the total of investment sales executed during the period, divided by the average fair value of investments for the same period.

(13)
Effect of other comprehensive income is related to income deemed attributable to instrument specific credit risk derived from changes in fair value associated with liabilities valued under the fair value option (ASC 825.)

(14)
As of December 31, 2018, the caption has been updated to clarify the line item description. No prior period numbers have been changed.

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

FINANCIAL HIGHLIGHTS — (continued)

Financial highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Sole Member are as follows:
Per Unit Data	For the period from June 6, 2014 (Commencement of Operations) to October 5, 2014
Net asset value at beginning of period	$62.12
Net investment income	3.10
Net realized and unrealized capital gain (loss) on investments	0.56
Total from investment operations	3.66
Adjustment for additional cash contributions	3.56
Net asset value at end of period	$69.34
Total return(1)	5.89%
Ratios and Supplemental Data:
Net asset value at end of period	$173,338,066
Ratio of total expenses to average net assets(1)	0.00%
Ratio of net investment income to average net assets(1)	4.74%
Portfolio turnover rate(2)	52.07%

(1)
Total return and ratios for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 are not annualized.

(2)
The portfolio turnover rate is calculated as the total of investment sales executed during the period from June 6, 2014 (Commencement of Operations) to October 5, 2014, divided by the average fair value of investments for the same period.

Note: The above Financial Highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Sole Member represents the period when the Company was initially organized as a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors
Eagle Point Credit Company Inc.
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Eagle Point Credit Company Inc. & Subsidiaries (the Company), including the consolidated schedule of investments, as of December 31, 2018, the related consolidated statement of operations, comprehensive income and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related consolidated notes (collectively, the financial statements) and the financial highlights for each of the years in the four-year period then ended, the period from October 6, 2014 to December 31, 2014 and the period from June 6, 2014 (commencement of operations) to October 5, 2014. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from October 6, 2014 to December 31, 2014 and the period from June 6, 2014 (commencement of operations) to October 5, 2014, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Eagle Point Investment Credit Management advised companies since 2014.
New York, New York
February 20, 2019
KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS
Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:
1. Long-Term Obligation Ratings
Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
Moody’s Long-Term Rating Definitions:
Aaa:
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:
Obligations rated B are considered speculative and are subject to high credit risk.

Caa:
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:
Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note:
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1.
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2.
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3.
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG.
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.
VMIG rating expirations are a function of each issue’s specific structural or credit features.
VMIG 1.
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2.
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3.
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG.
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

2. Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

NOTE:
Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor’s
A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows:
Issuer Credit Rating Definitions
A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:
•
Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•
Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C:
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C:
A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D:
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
N.R.:
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1:
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of  ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1:
A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2:
A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3:
A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meets its financial commitments over the short-term compared to other speculative-grade obligors.

C:
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch, Inc.
A brief description of the applicable Fitch, Inc. (Fitch) rating symbols and their meanings (as published by Fitch) follows:
Long-Term Credit Ratings
Investment Grade
AAA:
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:
Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:
High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:
Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB:
Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC.’
The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.
Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.
RR1:	Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91% – 100% of current principal and related interest.
RR2:	Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71% – 90% of current principal and related interest.
RR3:	Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51% – 70% of current principal and related interest.
RR4:	Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31% – 50% of current principal and related interest.

RR5:	Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11% – 30% of current principal and related interest.
RR6:	Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0% – 10% of current principal and related interest.
Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S.public finance markets.
F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C:	High short-term default risk. Default is a real possibility.
RD:	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D:	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Eagle Point Credit Company Inc.

$125,000,000 of Common Stock

Up to 1,000,000 Shares of 7.75% Series B Term Preferred Stock due 2026 Liquidation Preference $25 per share

PROSPECTUS SUPPLEMENT
November 22, 2019

B. Riley FBR	National Securities Corporation